As filed with the Securities and Exchange Commission on July 5, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Intermediate Bond Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

New York Municipal Income Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Semi-Annual Report

April 30, 2017

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	4
Floating Rate Income Fund	7
High Income Bond Fund	9
Municipal High Income Fund	11
Municipal Intermediate Bond Fund	13
New York Municipal Income Fund	15
Short Duration Bond Fund	17
Short Duration High Income Fund	19
Strategic Income Fund	21
Unconstrained Bond Fund	23
FUND EXPENSE INFORMATION	30

SCHEDULE OF INVESTMENTS

Core Bond Fund	33
Emerging Markets Debt Fund	42
Positions by Industry	69
Floating Rate Income Fund	70
High Income Bond Fund	83
Municipal High Income Fund	97
Municipal Intermediate Bond Fund	105
New York Municipal Income Fund	113
Short Duration Bond Fund	116
Short Duration High Income Fund	122
Strategic Income Fund	134
Unconstrained Bond Fund	164

FINANCIAL STATEMENTS	188

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	228
Emerging Markets Debt Fund	230
Floating Rate Income Fund	230
High Income Bond Fund	232
Municipal High Income Fund	234
Municipal Intermediate Bond Fund	236
New York Municipal Income Fund	238
Short Duration Bond Fund	238
Short Duration High Income Fund	240
Strategic Income Fund	242
Unconstrained Bond Fund	244
Directory	250
Proxy Voting Policies and Procedures	251
Quarterly Portfolio Schedule	251

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. @2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds.

The U.S. economy continued to expand, but the pace was far from robust during the reporting period. That being said, continued improvement in the labor market and firming inflation data gave the U.S. Federal Reserve (Fed) the confidence to remove some of its policy accommodation. In particular, the Fed raised interest rates in December 2016 and March 2017. While it is data dependent, we believe the Fed appears on track to raise interest rates again in 2017. Globally, the macroeconomic outlook has also turned more favorable.

The government bond market sold off dramatically following U.S. election results in November. However, the market eventually stabilized and then rallied beginning in mid-March. This turnaround was triggered by skepticism about the timing and magnitude of the administration's ambitious plans, given its initial failure to repeal and replace the Affordable Care Act.

All told, the Bloomberg Barclays U.S. Aggregate Bond Index declined -0.67% during the six months ended April 30, 2017. Investment grade corporate bonds produced positive excess returns relative to equal-duration Treasuries during the period, while securitized sectors had somewhat mixed results. Investors who took on more risk were generally rewarded, as high yield bonds, bank loans and emerging markets debt outperformed the overall market. For example, the BofA Merrill Lynch U.S. High Yield Master II Index was up 5.50% during the reporting period.

Looking ahead, we believe the global economic expansion will continue at a relatively modest pace. While inflation has accelerated in both the U.S. and abroad, we believe it is likely to be fairly well contained as the year progresses. Against this backdrop, we believe the Fed will be true to its word and continue normalizing monetary policy at a measured pace. Elsewhere, we believe the Bank of Japan will remain highly accommodative, whereas we believe the European Central Bank may begin reducing its policy accommodation later in the year.

Looking ahead, we have a constructive outlook for corporate credit, the securitized sectors and the municipal market. However, our outlook for government bonds is less positive, as we feel yields for U.S. Treasuries and other developed market sovereigns will drift higher in 2017 as a whole. Pursuant to our long-term investment philosophy, we will actively manage our fixed income funds and adjust their portfolios as we feel appropriate given the evolving economic and investment backdrop.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a -0.52% total return for the six months ended April 30, 2017 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a -0.67% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. fixed income market generated a small negative return during the reporting period. Treasury yields moved sharply higher following the November 2016 presidential election. This was driven by expectations for improving growth and higher inflation under the Trump administration. Also impacting the fixed income market were U.S. Federal Reserve (Fed) interest rate hikes in December 2016 and March 2017. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the health care bill setback. During the period, investment grade credit outperformed equal-duration Treasuries.

The Fund's allocation to investment grade corporate bonds contributed to results. The sector continued to benefit from solid investor risk appetite and supportive fundamentals. Allocations to non-agency mortgage-backed securities (MBS) and Treasury Inflation-Protected Securities (TIPS) were also beneficial. Elsewhere, the Fund's positioning in global sovereign bonds was a detractor from performance.

The Fund's use of futures contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We tactically adjusted the Fund's duration, first increasing duration following the November election sell-off and then reducing duration toward the end of the period. Over the period, we reduced holdings in U.S. Treasuries. We initially increased the Fund's allocation to investment grade corporate bonds, then later decreased this allocation as valuations became less attractive after a strong rally. Elsewhere, we slightly reduced allocations to global sovereigns and commercial MBS. On the other hand, we increased the Fund's allocation to asset-backed securities and, to a lesser extent, non-agency MBS.

As was the case during the reporting period, we believe U.S. political developments could be a key driver of Treasury yields for the remainder of the year. Our medium-term outlook still calls for higher interest rates, with the 10-year Treasury potentially ending the year around 2.75% to 3.00%. While Treasury yields may push lower temporarily, we believe the recent rally is near the end of its course. We believe the Fed will likely hike rates one or two more times this year, similar to the path implied by federal funds futures pricing. The outlook for growth, inflation and financial conditions will, of course, remain important, but we believe President Trump's success or failure to push through fiscal stimulus will also be a key determinant of Fed policy. If President Trump appears on track to achieve tax reform, then we believe two additional rate hikes become quite likely. On the other hand, if Trump's policies do not materialize, then we may only see one more rate hike, especially if a policy disappointment is accompanied by an equity and credit market sell-off, which we believe would hurt financial conditions.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	12.8%
Corporate Bonds	25.2
Foreign Government Securities	0.6
Mortgage-Backed Securities	32.0
Municipal Note	0.2
U.S. Government Agency Securities	2.1
U.S. Treasury Obligations	30.8
Short-Term Investment	5.1
Other Assets Less Liabilities	(8.8)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-0.63%	1.04%	1.94%	4.12%	4.85%
Institutional Class[3]	10/01/1995	-0.52%	1.45%	2.35%	4.54%	5.25%
Class A4	12/20/2007	-0.73%	1.04%	1.92%	4.12%	5.06%
Class C4	12/20/2007	-1.00%	0.29%	1.18%	3.41%	4.73%
With Sales Charge
Class A4		-4.97%	-3.21%	1.03%	3.67%	4.85%
Class C4		-1.97%	-0.69%	1.18%	3.41%	4.73%
Index
Bloomberg Barclays U.S. Aggregate Bond Index*[1,14]		-0.67%	0.83%	2.27%	4.30%	5.34%

*  Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 2.12%, 2.52%, 2.12% and 1.38% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.84%, 2.41%, 2.04% and 1.28% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.15%, 0.60%, 0.98% and 1.72% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 0.46%, 0.86% and 1.61% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 2.63% total return for the six months ended April 30, 2017 and outperformed its benchmark, a custom blend consisting of 25% J.P. Morgan Emerging Markets Bond Index-Global Diversified, 25% J.P. Morgan Corporate Emerging Markets Bond Index-Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified, which delivered a 2.37% return of for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging Markets (EM) experienced a turbulent start to the period, with markets selling off sharply after the U.S. presidential election followed by a recovery over the ensuing five months. The hard currency sovereign debt index delivered a 2.45% return, the corporate debt index delivered 2.82%, and the local currency index returned 2.04%.

Going into 2017 strong global growth indicators were in sync supporting the rally in emerging markets. Signals from both commodity and non-commodity exporters showed strength across regions. The increase in global growth expectations, with concerns about China diminishing as its first quarter growth was higher than expected, and stronger commodity prices benefited EM hard currency spreads. In addition, the U.S. election results led to the anticipation of more expansionary fiscal policies from the United States, spurring investors' enthusiasm, while the lack of U.S. dollar strength supported EM foreign currencies (EMFX).

Most of the positive Fund performance came from the bottom-up security selection across asset classes in the portfolio, while the allocation to local currency as well as tactical asset allocation detracted from performance. Tactically, we started the period with an overweight in local currency (e.g., those issued in the currency of the country such as the Mexican peso, Russian ruble, India rupiah) funded by an underweight in corporates, and a neutral position in hard currency sovereigns (e.g., those issued in the currency of countries including USD, EUR, JPY, etc.). We moved to cash after the U.S. elections and rotated from local to hard currency as EM faced uncertainty surrounding the new U.S. administration's trade rhetoric. As the sentiment improved, supported by attractive valuations, we added to EMFX overlay in EM high yielders, which we reduced mid-January. As EM growth continued to recover, we added back to the foreign currency (FX) overlay and closed the underweight to local currency, ending April at a neutral level, while maintaining the overweight to hard currency and underweight to corporates.

In hard currency sovereigns, the significant contributors to the performance were security selection in Malaysia and Mexico, an underweight position in the Philippines, and overweights in Iraq, Ghana and Argentina. The underweight exposure to Venezuela and Lebanon and an overweight to Hungary detracted from performance. In the corporate space, we benefitted from overweights in Argentina and Brazil and underweights in low beta countries such as Hong Kong, Singapore, Israel and Korea as the market rallied. Security selection in India was also positive, though this was offset somewhat by security selection in Brazil. By sector, security selection in consumer, utilities and telecommunications, media and technology (TMT) was positive, while oil and gas created a drag on relative performance. In local currency, local rates positioning drove outperformance. Key contributors were Central and Eastern Europe, Middle East, Africa (CEEMEA) positions in Russia, the Czech Republic and South Africa, and in Latin America, Colombia was positive. This was offset by exposure in Brazil. The contribution from FX was slightly negative for the period, though returns in Brazil, India and China were positive. Exposure to Korea and Egypt detracted from the EMFX returns.

Over the trailing six months there were a number of changes across the portfolio. Within hard currency sovereigns, we increased exposure to Indonesia as we believe there are attractive valuations, strong debt metrics, favorable supply dynamics, improved administrative efficiency, and a potential sovereign rating upgrade, which support our thesis to remain overweight. We moved to an overweight exposure to Kazakhstan via a new debt issue by the quasi-sovereign oil and gas company, KazMunayGas, with fundamentals supported by the stabilization of commodity markets and start-up of drilling in the Kashagan oil field. We moved from an overweight to neutral position in Hungary based on our view that valuations offered more limited upside after the country's return to the investment grade universe and potential risks from a tight labor market.

In corporate positioning, we shifted the portfolio to take advantage of strong new issuance volumes in 2017, which reached over $160 billion as of April 30, 2017. We added exposure in Hong Kong and China and increased positions in Turkish financials. We reduced exposure in India, the UAE, and Israel. By sector, we increased exposure to metals and mining names as commodity prices have stabilized. We also increased exposure to consumer and industrial sectors while trimming oil and gas names as valuations tightened.

On the local currency side, we reduced currency exposure after the U.S. election outcome, particularly in Asia. In CEEMEA, we moved to an underweight position in the Turkish lira, increased the overweight in the Russian ruble, and closed the underweight in the South African rand. In Latin America, we trimmed overweight positions in the Mexican peso and the Brazilian real. On the rates side we maintained duration overweights in Latin America where we see high real yields and benign inflation in countries such as Brazil and Colombia. We trimmed duration in Asia and in Europe, mainly due to a combination of contagion risk from higher core market yields and pressure from capital outflows. As we entered the 2017, we moved to a more neutral stance on Asian currencies, acknowledging the better than expected trade data and portfolio inflows into the region. In CEEMEA and Latin America, we moved the Turkish lira and Mexican peso to an overweight, and took profits on the overweight in Brazilian real. On the rates side, we reduced duration in the portfolio, mainly in Asian markets where we moved to an underweight duration position in India towards the end of the period, as valuations implied limited downside in yields after the shift in the central bank's stance. We added duration in Mexico and trimmed our overweight duration in Brazil following the strong drop in yields. In Argentina, we moved from an overweight rates position to neutral following its inclusion in the GBI-EM GD Index.

Going forward, we will keep an eye on leading indicators for a potential slowdown in the global growth cycle, although for the time being we believe the case remains for strong EM growth based on stable commodity prices, better developed market consumer demand supported by high savings rates, improving global capital expenditure cycle, and potential fiscal support from China. Additionally, investor risk appetite for emerging market debt continues to remain strong, as reflected in $35 billion of inflows to the asset class through April 30, 2017, as per JPMorgan. The flows are a function of global risk appetite but also a reflection of what appear to be relatively attractive valuations and the improved growth story behind emerging market debt as compared to counterparts like U.S. high yield, which has seen outflows.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	2.63%	6.91%	2.28%
Class A	09/27/2013	2.45%	6.52%	1.91%
Class C	09/27/2013	2.06%	5.73%	1.15%
With Sales Charge
Class A		-1.96%	1.99%	0.70%
Class C		1.06%	4.73%	1.15%
Index
Blended Benchmark*[1,14]		2.37%	6.31%	2.36%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 5.28%, 4.92% and 4.18% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 5.23%, 4.65% and 4.05% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.21%, 1.74% and 2.37% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 2.17% total return for the six months ended April 30, 2017 and underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 3.03% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market posted positive results during the reporting period. Supporting the asset class were generally solid fundamentals, relatively low defaults and indications from the U.S. Federal Reserve (Fed) that it would continue to take a measured approach to future rate hikes. For the six months ended April 30, 2017, securities rated B in the index returned 2.89%, whereas securities rate BB and CCC returned 2.00% and 11.85%, respectively.

The Fund tactically adjusted its position in non-floating rate securities during the reporting period. We have the flexibility to allocate up to 20% of the portfolio to these securities, and usually invest this allocation in fixed-rate senior bonds. Relative value between floating rate loans and bonds fluctuated during the reporting period, given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation increased during the period.

In terms of the Fund's credit quality biases, an underweight to CCC rated issues and security selection within B rated issues detracted from performance. Elsewhere, security selection of BBB rated issues slightly detracted from results.

From a sector perspective, security selection within oil & gas, business equipment & services and electronics/electrical detracted the most from relative performance during the reporting period. In contrast, security selection within retailers (except food & drugs), financial intermediaries and drugs were the largest relative contributors to performance.

We maintain our view that the leveraged loan market is compensating investors for default risk, and that spreads could tighten gradually due to reasonable fundamentals (total leverage and interest coverage ratios). In addition, we believe that improving U.S. economic growth could lead to rising interest rates which, in our view, would be positive for senior floating rate loans. The Fed raised rates at its meeting in March and currently anticipates additional rate hikes in 2017, although it will remain data dependent. We believe loan default rates should remain below long term averages if, as we expect, the market's credit quality remains reasonable and U.S. economic growth remains stable. Finally, we believe volatility could increase in 2017, triggered by uncertainties regarding future fiscal and monetary policy, global economic growth, and geopolitical issues.

Sincerely,

THOMAS P. O'REILLY, JOSEPH P. LYNCH, STEPHEN J. CASEY AND DANIEL DOYLE
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by Standard & Poor's.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
One to less than Five Years	33.6%
Five to less than Ten Years	64.7
Ten Years or Greater	1.7
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	2.17%	5.55%	3.63%	4.51%
Class A	12/29/2009	1.98%	5.16%	3.24%	4.12%
Class C5	12/30/2009	1.61%	4.38%	2.47%	3.36%
With Sales Charge
Class A		-2.36%	0.73%	2.35%	3.51%
Class C5		0.61%	3.38%	2.47%	3.36%
Index
S&P/LSTA Leveraged Loan Index[1,14]		3.03%	8.06%	4.52%	5.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 3.31%, 2.93% and 2.19% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.18%, 2.79% and 2.06% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.92%, 1.32% and 2.05% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 4.32% total return for the six months ended April 30, 2017 and underperformed its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 5.49% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the high yield market generated solid results during the reporting period. After a weak start in November 2016, the high yield market rallied over the next three months, as investor demand was strong, oil prices stabilized and there were expectations for improving economic growth under the Trump administration. After a modest setback in March 2017, the market ended the reporting period on a positive note as first quarter profit results were generally better than anticipated. Within the benchmark, CCC (a relatively low rating) and lower rated securities and BB rated securities (rated higher) returned 10.14% and 3.87%, respectively.1

From a sector perspective, security selection within health care, support services, diversified financials and banking detracted the most from performance. In contrast, security selection within gaming and telecommunications, as well as an underweight to super retail (non-food & drug retailers), contributed the most to results.

In terms of the Fund's quality biases, security selection within BB and B rated securities was negative for performance, as was our underweight to CCC rated securities.

We made several adjustments to the portfolio during the reporting period. The Fund's allocation to BBB and BB rated securities was reduced. We increased our allocation to B rated bonds, reducing our underweight to about 2% from 6%. From a sector perspective, the Fund slightly increased its allocation to higher quality energy and metals/mining securities, while reducing its health care exposure.

We continue to believe that the high yield market is compensating investors for default risk. While U.S. economic activity decelerated during the first quarter of 2017, we anticipate seeing continued, albeit relatively modest, growth as the year progresses. Turning to the U.S. Federal Reserve, while it raised rates in March 2017, we believe it will take a measured approach in terms of further rate hikes. In our view, high yield defaults peaked in 2016, and we believe they will remain below historical averages (approximately 3.1% according to JPMorgan) in 2017 if, as we expect, U.S. economic growth improves. Finally, we believe there could be periods of increased volatility as the year progresses, possibly driven by uncertainties regarding future fiscal and monetary policy, global economic growth and geopolitical developments.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

1  The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P and Fitch, as calculated by BofA Merrill Lynch.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	2.6%
One to less than Five Years	30.4
Five to less than Ten Years	59.5
Ten Years or Greater	7.5
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	4.32%	10.94%	5.66%	7.00%	7.63%
Institutional Class[8]	05/27/2009	4.23%	10.91%	5.80%	7.14%	7.69%
Class A8	05/27/2009	4.04%	10.52%	5.37%	6.78%	7.55%
Class C8	05/27/2009	3.66%	9.70%	4.62%	6.18%	7.30%
Class R3[8]	05/27/2009	3.85%	10.15%	5.13%	6.59%	7.47%
Class R6[8]	03/15/2013	4.27%	11.01%	5.82%	7.08%	7.66%
With Sales Charge
Class A8		-0.43%	5.85%	4.46%	6.32%	7.36%
Class C8		2.66%	8.70%	4.62%	6.18%	7.30%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index[1,14]		5.49%	13.65%	6.87%	7.41%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 4.58%, 4.74%, 4.41%, 3.63%, 4.10% and 4.82% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent repayment, the 30-day SEC yield would have been 4.30% for Class R3 shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.85%, 0.71%, 1.08%, 1.82%, 1.41% and 0.62% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.38% for Class R3 after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary

Neuberger Berman Municipal High Income Fund Institutional Class generated a -1.29% total return for the six months ended April 30, 2017 and underperformed its benchmark, a custom blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index, which provided a -0.25% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market generated a small negative return during the reporting period. Treasury yields moved sharply higher following the November 2016 presidential election, due to expectations for improving growth and higher inflation. Also impacting the fixed income market were U.S. Federal Reserve interest rates hikes in December 2016 and March 2017. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the health care bill setback. After a weak start in November 2016, the municipal bond market posted positive results over the last five months of the period. This turnaround was driven by generally solid fundamentals and improving demand, along with falling yields as the period progressed. All told, the Bloomberg Barclays Municipal Bond Index declined -0.34% for the six months ended April 30, 2017, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell -0.67% for the same period.

Throughout the reporting period, the Fund maintained a longer than benchmark duration. This detracted from performance as rates moved higher over the period, especially in the aftermath of the presidential election.

The Fund's credit biases were beneficial for results. In particular, having an overweight to securities rated BBB and below benefited performance as they outperformed their higher rated counterparts, especially during the second half of the period. From a sector perspective, overweights to revenue bonds added to results as they largely outperformed general obligation bonds. In particular, an overweight and security selection of tobacco securitization bonds significantly contributed to performance. In addition, having no allocation to securities issued by Puerto Rico contributed to results. On the downside, security selection within the continuing care sector detracted from performance.

We continue to monitor the U.S. economic and political landscape as the Trump administration and Congress move ahead with proposals to boost both business activity and jobs. Specific to the municipal bond market, we are keeping a particularly close eye on both tax-reform legislation and infrastructure investment. Both issues have the potential to impact municipal bond valuations and supply. We believe that several months may pass before specific details are available. Proposed legislation will need to be debated, passed by both houses of Congress and signed by the President. Based upon the stalled replacement of the Affordable Care Act, the exact process required for success is not clear at this time. Looking forward, we anticipate elevated headline risk and investor reactivity throughout this process, which we believe will likely create attractive buying opportunities when markets become volatile.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal High Income Fund

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	0.9%
Alaska	0.5
American Samoa	0.2
Arizona	5.6
California	8.1
Colorado	3.5
Connecticut	1.3
District of Columbia	1.5
Florida	3.4
Georgia	1.6
Hawaii	0.8
Illinois	9.0
Indiana	0.8
Iowa	1.0
Kentucky	1.5
Louisiana	1.9
Maine	0.7
Maryland	1.2
Massachusetts	4.2
Michigan	0.9
Minnesota	2.2
Missouri	1.6
Nevada	0.8
New Jersey	6.9
New Mexico	0.5
New York	3.0
North Carolina	0.7
North Dakota	1.1
Ohio	3.7
Oregon	0.5
Pennsylvania	4.0
Rhode Island	3.1
South Carolina	0.6
Tennessee	0.7
Texas	9.1
Utah	0.6
Vermont	1.6
Virgin Islands	0.5
Virginia	0.7
Washington	0.5
West Virginia	1.0
Wisconsin	7.6
Other Assets Less Liabilities	0.4 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	-1.29%	0.39%	4.08%
Class A	06/22/2015	-1.57%	-0.07%	3.64%
Class C	06/22/2015	-1.84%	-0.81%	2.93%
With Sales Charge
Class A		-5.73%	-4.30%	1.27%
Class C		-2.80%	-1.77%	2.93%
Index
Blended Benchmark*[1,14]		-0.25%	1.62%	3.63%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly. Effective August 24, 2016, the Barclays Municipal Bond Index and the Barclays Municipal High Yield Index each changed its name to Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, respectively.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 3.54%, 3.17% and 2.42% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 6.25%, 5.60% and 4.28% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.20%, 2.43% and 2.07% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.93%, 1.47% and 2.15% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -0.59% total return for the six months ended April 30, 2017 and underperformed its benchmark, the Bloomberg Barclays 7-Year G.O. Index, which provided a -0.24% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal bond market generated a small negative return during the reporting period. Treasury yields moved sharply higher following the November 2016 presidential election, due to expectations for improving growth and higher inflation. Also impacting the fixed income market were U.S. Federal Reserve interest rates hikes in December 2016 and March 2017. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the health care bill setback. After a weak start in November 2016, the municipal bond market posted positive results over the last five months of the period. This turnaround was driven by generally solid fundamentals and improving demand, along with falling yields as the period progressed. All told, the Bloomberg Barclays Municipal Bond Index declined -0.34% for the six months ended April 30, 2017, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell -0.67% for the same period.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight- year portion of the curve. This positioning detracted from results as the five- to seven- year portion of the municipal curve performed better than longer maturities over the six-month period. In terms of the Fund's average duration, overall it was slightly shorter than the benchmark, which contributed to results as rates moved higher over the period, especially in the aftermath of the presidential election.

The Fund's credit biases were additive for results. In particular, having a modest overweight to securities rated BBB benefited results as lower rated issues outperformed their higher rated counterparts, especially during the second half of the period. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

A number of changes were made to the Fund during the reporting period. Early in the period, we allowed the Fund's duration to drift shorter in anticipation of increased market volatility, higher rates and seasonal headwinds. Late in the period, we increased the Fund's duration and ended the period slightly longer than the benchmark.

We continue to monitor the U.S. economic and political landscape as the Trump administration and Congress move ahead with proposals to boost both business activity and jobs. Specific to the municipal bond market, we are keeping a particularly close eye on both tax-reform legislation and infrastructure investment. Both issues have the potential to impact municipal bond valuations and supply. We believe that several months may pass before specific details are available. Proposed legislation will need to be debated, passed by both houses of Congress and signed by the President. Based upon the stalled replacement of the Affordable Care Act, the exact process required for success is not clear at this time. Looking forward, we anticipate elevated headline risk and investor reactivity throughout this process, which we believe will likely create attractive buying opportunities when markets become volatile.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	2.8%
Alaska	2.7
Arizona	0.5
Arkansas	0.5
California	11.5
Colorado	0.8
Connecticut	1.5
District of Columbia	0.4
Florida	6.9
Georgia	3.2
Illinois	6.0
Indiana	5.6
Iowa	0.1
Kentucky	1.7
Louisiana	0.5
Maryland	1.3
Massachusetts	1.3
Michigan	0.9
Minnesota	2.2
Mississippi	2.0
Nevada	0.4
New Jersey	4.2
New York	8.9
North Carolina	4.4
Ohio	1.6
Oklahoma	1.1
Pennsylvania	6.1
Rhode Island	1.9
South Carolina	1.4
Tennessee	1.4
Texas	8.3
Utah	0.8
Vermont	0.3
Virginia	2.0
Washington	4.2
Wisconsin	0.7
Other Assets Less Liabilities	(0.1)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-0.59%	-0.32%	2.29%	3.51%	4.76%
Institutional Class[11]	06/21/2010	-0.51%	-0.18%	2.45%	3.61%	4.79%
Class A11	06/21/2010	-0.79%	-0.63%	2.05%	3.34%	4.70%
Class C11	06/21/2010	-1.06%	-1.29%	1.31%	2.82%	4.52%
With Sales Charge
Class A11		-5.00%	-4.82%	1.16%	2.89%	4.55%
Class C11		-2.04%	-2.26%	1.31%	2.82%	4.52%
Index
Bloomberg Barclays 7-Year G.O. Index*[1,14]		-0.24%	-0.05%	2.45%	4.44%	5.60%

*  Effective August 24, 2016, the Barclays 7-Year G.O. Index changed its name to the Bloomberg Barclays 7-Year G.O. Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 1.37%, 1.52%, 1.15% and 0.41% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.42%, 2.69%, 2.03% and 0.72% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.23%, 1.43%, 1.12% and 0.32% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.84%, 0.65%, 1.03% and 1.78% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

New York Municipal Income Fund Commentary

Neuberger Berman New York Municipal Income Fund Institutional Class generated a -0.65% total return for the six months ended April 30, 2017 and underperformed its benchmark, the Bloomberg Barclays 7-Year G.O. Index, which provided a -0.24% return for same period.

The municipal bond market generated a small negative return during the reporting period. Treasury yields moved sharply higher following the November 2016 presidential election, due to expectations for improving growth and higher inflation. Also impacting the fixed income market were U.S. Federal Reserve interest rates hikes in December 2016 and March 2017. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the health care bill setback. After a weak start in November 2016, the municipal bond market posted positive results over the last five months of the period. This turnaround was driven by generally solid fundamentals and improving demand, along with falling yields as the period progressed. All told, the Bloomberg Barclays Municipal Bond Index declined -0.34% for the six months ended April 30, 2017, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, fell -0.67% for the same period.

Throughout the reporting period, the Fund maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight- year portion of the curve. This positioning detracted from results as the five- to seven- year portion of the municipal curve performed well over the six-month period. In terms of the Fund's average duration, overall it was slightly shorter than the benchmark, which contributed to results as rates moved higher over the period, especially in the aftermath of the presidential election.

The Fund's credit biases were additive for results. In particular, having a modest overweight to securities rated BBB benefited results, as lower rated issues outperformed their higher rated counterparts, especially during the second half of the period. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds.

A number of changes were made to the Fund during the reporting period. Early in the period, we allowed the Fund's duration to drift shorter in anticipation of increased market volatility, higher rates and seasonal headwinds. Late in the period, we increased the Fund's duration and ended the period slightly longer than the benchmark.

We continue to monitor the U.S. economic and political landscape as the Trump administration and Congress move ahead with proposals to boost both business activity and jobs. Specific to the municipal bond market, we are keeping a particularly close eye on both tax-reform legislation and infrastructure investment. Both issues have the potential to impact municipal bond valuations and supply. We believe that several months may pass before specific details are available. Proposed legislation will need to be debated, passed by both houses of Congress and signed by the President. Based upon the stalled replacement of the Affordable Care Act, the exact process required for success is not clear at this time. Looking forward, we anticipate elevated headline risk and investor reactivity throughout this process, which we believe will likely create attractive buying opportunities when markets become volatile.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year G.O. Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

New York Municipal Income Fund

TICKER SYMBOLS

Institutional Class	NMIIX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
New York	100.9%
Other Assets Less Liabilities	(0.9)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	-0.65%	-0.22%	2.18%
Index
Bloomberg Barclays 7-Year G.O. Index*[1,14]		-0.24%	-0.05%	2.37%

*  Effective August 24, 2016, the Barclays 7-Year G.O. Index changed its name to the Bloomberg Barclays 7-Year G.O. Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yield was 1.06% for Institutional Class. The tax-equivalent yield was 1.87% for Institutional Class for a shareholder in the highest federal income tax bracket (39.6% plus 3.8% Medicare contribution tax).9

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 0.96% for Institutional Class shares (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.10% total return for the six months ended April 30, 2017 and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, which provided a 0.24% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall U.S. fixed income market generated a small negative return during the reporting period. Treasury yields moved sharply higher following the November 2016 presidential election. This was driven by expectations for improving growth and higher inflation under the Trump administration. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy optimism following the health care bill setback. Also impacting the fixed income market were U.S. Federal Reserve (Fed) interest rates hikes in December 2016 and March 2017. These moves were well telegraphed and largely priced into the market. Investors were encouraged that the Fed did not signal an increase in the pace of its rate hikes for the remainder of 2017 and in 2018.

The primary detractor from the Fund's performance during the period was its yield curve positioning. In particular, having an overweight to the three-year area of the yield curve was not rewarded as it lagged its two-year counterpart. In our view, this positioning was appropriate, as the two-year area of the curve has historically tended to lag the market as investors anticipate future rate hikes. A small underweight to agency debt was also a modest headwind as they outperformed like-duration Treasuries. On the upside, the Fund's credit overweight was positive for results. This segment of the market was supported by strong technicals and generally solid fundamentals. Elsewhere, allocations to commercial mortgage-backed securities (CMBS), non-agency mortgage-backed securities and asset-backed securities were all additive for performance.

The Fund also used futures contracts to assist in managing duration during the period. The Fund's use of futures contracts detracted from performance during the reporting period.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and underweights to Treasuries and agency debt. While the Fund remained defensively positioned from a duration perspective, we reduced the magnitude of this posture following the post-election rise in interest rates. This was largely accomplished by adding to our exposure to the three-year portion of the curve. Our rationale behind this was that we felt the market was too optimistic regarding the timing of the new administration's policies and their implementation. We slightly pared the Fund's credit exposure to securities that we felt had become fully valued. Finally, we added to the Fund's allocations to CMBS and Treasury securities.

As was the case during the reporting period, we believe U.S. political developments could be a key driver of Treasury yields for the remainder of the year. Our medium-term outlook still calls for higher interest rates, with the 10-year Treasury potentially ending the year around 2.75% to 3.00%. While Treasury yields may push lower temporarily, we believe the recent rally is near the end of its course. As such, we have continued to be tactical with duration exposure. We believe the Fed will likely raise rates two more times this year, similar to the central bank's own expectations and the path implied by federal funds futures pricing. The outlook for growth, inflation and financial conditions will, of course, remain important, but we believe President Trump's success or failure to push through fiscal stimulus will also be a key determinant of Fed policy. If President Trump is able to push through stimulative policies then the Fed could look to be more aggressive. However, if the administration's plans are not very stimulative, they may be less aggressive in raising interest rates.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND MATTHEW MCGINNIS
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.1%
Corporate Bonds	39.2
Mortgage-Backed Securities	22.2
U.S. Treasury Obligations	18.5
Short-Term Investment	2.7
Other Assets Less Liabilities	0.3 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.10%	0.32%	0.94%	1.18%	4.17%
Trust Class[12]	08/30/1993	0.03%	0.18%	0.85%	1.07%	4.09%
Institutional Class[12]	06/21/2010	0.20%	0.52%	1.14%	1.30%	4.21%
Class A12	06/21/2010	-0.01%	0.24%	0.78%	1.05%	4.12%
Class C12	06/21/2010	-0.38%	-0.50%	0.03%	0.53%	3.95%
With Sales Charge
Class A12		-2.48%	-2.23%	0.28%	0.80%	4.04%
Class C12		-1.37%	-1.50%	0.03%	0.53%	3.95%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index*[1,14]		0.24%	0.76%	0.93%	2.32%	4.94%

*  Effective August 24, 2016, the Barclays 1-3 Year U.S. Government/Credit Bond Index changed its name to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 0.88%, 0.78%, 1.08%, 0.71% and -0.02% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.38%, 0.21%, 0.69%, 0.34% and -0.48% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.22%, 1.37%, 0.99%, 1.37% and 2.11% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 2.96% total return for the six months ended April 30, 2017 and underperformed its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 3.78% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the overall high yield market, as measured by the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, generated solid results during the reporting period. After a weak start in November 2016, the high yield market rallied over the next three months, as investor demand was strong, oil prices stabilized and there were expectations for improving economic growth under the Trump administration. After a modest setback in March 2017, the market ended the reporting period on a positive note as first quarter profit results were generally better than anticipated.

For the Fund, the sectors that contributed the least to absolute performance during the period were environmental, hotels and restaurants. The sectors that were the most beneficial to absolute performance during the reporting period were health care, telecommunications and gas distribution. From a quality perspective, approximately 95% of the portfolio was held in securities rated B and higher or cash. This positioning was accretive to the Fund's absolute performance.

During the reporting period, the Fund slightly increased its allocations to higher quality energy and telecommunication securities, while reducing its allocation to technology & electronics and building materials.

We continue to believe that the high yield market is compensating investors for default risk. While U.S. economic activity decelerated during the first quarter of 2017, we anticipate seeing continued, albeit relatively modest, growth as the year progresses. Turning to the U.S. Federal Reserve, while it raised rates in March 2017, we believe it will take a measured approach in terms of further rate hikes. In our view, high yield defaults peaked in 2016, and we believe they will remain below historical averages (approximately 3.1% according to JPMorgan) in 2017 if, as we expect, U.S. economic growth improves. Finally, we believe there could be periods of increased volatility as the year progresses, possibly driven by uncertainties regarding future fiscal and monetary policy, global economic growth and geopolitical developments.

Sincerely,

THOMAS P. O'REILLY, RUSS COVODE, DANIEL DOYLE, AND PATRICK FLYNN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	91.9%
Loan Assignments	6.1
Short-Term Investment	1.5
Other Assets Less Liabilities	0.5 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	09/28/2012	2.96%	6.93%	3.76%
Class A	09/28/2012	2.77%	6.53%	3.41%
Class C	09/28/2012	2.40%	5.75%	2.62%
With Sales Charge
Class A		-1.59%	2.04%	2.44%
Class C		1.40%	4.75%	2.62%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		3.78%	9.46%	4.98%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 3.42%, 3.05% and 2.31% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.24%, 2.89% and 2.09% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 0.87%, 1.31% and 2.05% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 1.63% total return for the six months ended April 30, 2017 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which provided a -0.67% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The global fixed income market generated a negative return during the reporting period. In the U.S., Treasury yields moved sharply higher following the November 2016 presidential election, due to expectations for improving growth and higher inflation. Also impacting the U.S. fixed income market were U.S. Federal Reserve (Fed) interest rate hikes in December 2016 and March 2017. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy change optimism following the health care bill setback. Overseas, the European Central Bank (ECB) and Bank of Japan maintained their highly accommodative monetary policies. Finally, the U.S. dollar fluctuated given shifting expectations for growth and monetary/fiscal policy. Investors' search for yield continued over the period, helping high yield corporate bonds and emerging markets debt to produce solid results.

The Fund's allocations to high yield corporate bonds and investment grade corporate bonds contributed to results. An allocation to non-agency mortgage-backed securities was also beneficial, as was the Fund's position in Treasury Inflation-Protected Securities (TIPS). Elsewhere, the Fund's positioning in global sovereigns was a modest drag on performance.

The Fund's aggregate use of futures and swap contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. We tactically adjusted the Fund's duration: first increasing duration post the November election sell-off and then reducing duration toward the end of the period. We increased the Fund's allocation to high yield corporate bonds and bank loans early in the period, as we believed spreads were attractive given our benign default outlook. Elsewhere, we decreased the Fund's allocation to investment grade corporate bonds, TIPS and global sovereign bonds.

Our earlier view for U.S. Treasury yields to pause or rally has proved prescient, and notably so when considering macroeconomic developments in the first part of the year. Our medium term outlook still calls for higher interest rates, with the 10-year Treasury potentially ending the year around 2.75% to 3.00%. We believe the Fed will likely have additional rate hikes this year, similar to the path implied by federal funds futures pricing. The outlook for growth, inflation and financial conditions will, of course, remain important, but President Trump's success or failure to push through fiscal stimulus will also be a key determinant of Fed policy. Overseas, the ECB may announce later this year an intention to taper or end its quantitative easing program. We believe less accommodative monetary policy, potentially diminished political risk and favorable economic surprises, if they occur, could push euro-area sovereign yields higher as well. Finally, "Brexit" negotiations have now begun in earnest, following the trigger of Article 50 in late March 2017. To date, the economic and market impact of Britain's decision to leave the European Union has been fairly contained.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, THOMAS J. MARTHALER AND BRADLEY C. TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	17.8%
Corporate Bonds	36.6
Exchange Traded Funds	3.8
Foreign Government Securities	1.4
Investment Company	3.4
Loan Assignments	6.4
Mortgage-Backed Securities	24.4
U.S. Government Agency Securities	0.3
U.S. Treasury Obligations	24.9
Short-Term Investment	2.7
Other Assets Less Liabilities	(21.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	1.55%	5.66%	3.71%	5.73%	6.61%
Institutional Class	07/11/2003	1.63%	6.02%	4.07%	6.09%	6.87%
Class A13	12/20/2007	1.43%	5.60%	3.66%	5.70%	6.59%
Class C13	12/20/2007	1.17%	4.87%	2.94%	5.00%	6.07%
Class R6[13]	03/15/2013	1.67%	6.10%	4.11%	6.11%	6.89%
With Sales Charge
Class A13		-2.86%	1.11%	2.75%	5.24%	6.25%
Class C13		0.17%	3.87%	2.94%	5.00%	6.07%
Index
Bloomberg Barclays U.S. Aggregate Bond Index*[1,14]		-0.67%	0.83%	2.27%	4.30%	4.10%

* Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 3.15%, 3.50%, 3.10%, 2.40% and 3.57% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.11%, 3.48%, 3.06%, 2.35% and 3.55% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.04%, 0.68%, 1.08%, 1.81% and 0.61% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.98%, 0.63%, 1.03%, 1.73% and 0.56% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund Commentary

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a 1.82% total return for the six months ended April 30, 2017. In contrast, its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, provided a 0.23% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The global fixed income market generated a negative return during the reporting period. In the U.S., Treasury yields moved sharply higher following the November 2016 presidential election, due to expectations for improving growth and higher inflation. Also impacting the U.S. fixed income market were U.S. Federal Reserve interest rate hikes in December 2016 and March 2017. However, Treasury yields declined from their peak in mid-March 2017, as investors tempered their policy change optimism following the health care bill setback. Overseas, the European Central Bank (ECB) and Bank of Japan maintained their highly accommodative monetary policies. Finally, the U.S. dollar fluctuated given shifting expectations for growth and monetary/fiscal policy. Investors' search for yield continued over the period, helping high yield corporate bonds and emerging markets debt to produce solid results.

The Fund's negative duration posture was positive for performance as sovereign yields moved higher during the reporting period. Allocations to investment grade corporate bonds and non-agency mortgage-backed securities were both beneficial. Elsewhere, positioning in emerging markets debt detracted from performance.

There were several adjustments made to the portfolio during the period. We increased the Fund's allocations to bank loans and global investment grade corporate bonds. Elsewhere, we decreased the Fund's allocations to hybrid financial securities and U.S. high yield corporate bonds. Finally, we decreased the Fund's duration, with short positions in Germany, France and Sweden.

The Fund's aggregate use of futures, forward foreign currency, and swap contracts detracted from performance during the reporting period.

Looking ahead, we anticipate periods of heightened volatility for world bond markets throughout 2017. With corporate spreads now close to their post-crisis lows, we anticipate remaining only modestly overweight in corporate debt securities and continue to run the portfolio underweight in G4 (U.S., eurozone, Japan and U.K.) government debt. Despite mixed economic releases and an increase in geopolitical uncertainty, we see the economic outlook as little changed. We believe the extremely gradual pace for rate hikes priced by markets is a low bar to exceed, even if the path of hikes is slow, as we anticipate. More important for us is global growth, and we have seen improvements in the eurozone, Japan and China. All told, we remain upbeat about the global economy as fundamentals have been improving in a way that we think should allow central banks to gradually hike rates and move toward more normalized policy.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON, NATHAN KUSH, THOMAS J. MARTHALER, JON JONSSON AND
UGO LANCIONI
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	13.8%
Corporate Bonds	42.6
Foreign Government Securities	7.2
Loan Assignments	3.3
Mortgage-Backed Securities	2.9
U.S. Treasury Obligations	12.0
Short-Term Investment	17.5
Other Assets Less Liabilities	0.7 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	02/13/2014	1.82%	3.83%	0.36%
Class A	02/13/2014	1.64%	3.33%	-0.04%
Class C	02/13/2014	1.26%	2.57%	-0.75%
Class R6	02/13/2014	1.86%	3.90%	0.46%
With Sales Charge
Class A		-2.71%	-1.01%	-1.37%
Class C		0.26%	1.57%	-0.75%
Index
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[1,14]		0.23%	0.40%	0.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 1.10%, 0.74%, -0.01% and 1.17% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.43%, 0.04%, -0.76% and 0.54% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.27%, 1.64%, 2.42% and 1.16% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.69%, 1.06%, 1.81% and 0.62% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 28 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 39.6% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund.

  You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). Following the consolidation, the investment professionals of NBM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Funds' distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and corporate securities.

Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:

Bloomberg Barclays Municipal Bond Index:

The Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB- or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

Blended benchmark is composed of 50% J.P. Morgan GBI — Emerging Markets Global Diversified, 25% J.P. Morgan EMBI — Global Diversified, and 25% J.P. Morgan CEMBI — Diversified, and is rebalanced monthly.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) — Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI) — Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI) — Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

S&P/LSTA Leveraged Loan Index:

The index measures the performance of the U.S. leveraged loan market based upon real-time market weightings, spreads and interest payments. Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing is used to price each loan in the index.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2017 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During the Period(1) 11/1/16 - 4/30/17	Expense Ratio	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During the Period(2) 11/1/16 - 4/30/17	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$993.70	$4.25	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Institutional Class	$1,000.00	$994.80	$2.28	0.46%	$1,000.00	$1,022.51	$2.31	0.46%
Class A	$1,000.00	$992.70	$4.25	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class C	$1,000.00	$990.00	$7.94	1.61%	$1,000.00	$1,016.81	$8.05	1.61%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,026.30	$4.32	0.86%	$1,000.00	$1,020.53	$4.31	0.86%
Class A	$1,000.00	$1,024.50	$6.12	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$1,020.60	$9.97	1.99%	$1,000.00	$1,014.93	$9.94	1.99%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,021.70	$3.51	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,019.80	$5.36	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,016.10	$9.10	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$1,043.20	$3.85	0.76%	$1,000.00	$1,021.03	$3.81	0.76%
Institutional Class	$1,000.00	$1,042.30	$3.54	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Class A	$1,000.00	$1,040.40	$5.41	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,036.60	$9.14	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R3	$1,000.00	$1,038.50	$6.92	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Class R6	$1,000.00	$1,042.70	$3.09	0.61%	$1,000.00	$1,021.77	$3.06	0.61%
Municipal High Income Fund
Institutional Class	$1,000.00	$987.10	$2.51	0.51%	$1,000.00	$1,022.27	$2.56	0.51%
Class A	$1,000.00	$984.30	$4.33	0.88%	$1,000.00	$1,020.43	$4.41	0.88%
Class C	$1,000.00	$981.60	$8.01	1.63%	$1,000.00	$1,016.71	$8.15	1.63%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$994.10	$3.21	0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Institutional Class	$1,000.00	$994.90	$2.47	0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Class A	$1,000.00	$992.10	$4.30	0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class C	$1,000.00	$989.40	$7.99	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
New York Municipal Income Fund
Institutional Class	$1,000.00	$993.50	$4.79	0.97%	$1,000.00	$1,019.98	$4.86	0.97%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,001.00	$3.47	0.70%	$1,000.00	$1,021.32	$3.51	0.70%
Trust Class	$1,000.00	$1,000.30	$3.97	0.80%	$1,000.00	$1,020.83	$4.01	0.80%
Institutional Class	$1,000.00	$1,002.00	$2.48	0.50%	$1,000.00	$1,022.32	$2.51	0.50%
Class A	$1,000.00	$999.90	$4.31	0.87%	$1,000.00	$1,020.48	$4.36	0.87%
Class C	$1,000.00	$996.20	$8.02	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Short Duration High Income Fund
Institutional Class	$1,000.00	$1,029.60	$3.77	0.75%	$1,000.00	$1,021.08	$3.76	0.75%
Class A	$1,000.00	$1,027.70	$5.63	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,024.00	$9.38	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Strategic Income Fund
Trust Class	$1,000.00	$1,015.50	$4.80	0.96%	$1,000.00	$1,020.03	$4.81	0.96%
Institutional Class	$1,000.00	$1,016.30	$3.05	0.61%	$1,000.00	$1,021.77	$3.06	0.61%
Class A	$1,000.00	$1,014.30	$5.04	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class C	$1,000.00	$1,011.70	$8.53	1.71%	$1,000.00	$1,016.31	$8.55	1.71%
Class R6	$1,000.00	$1,016.70	$2.70	0.54%	$1,000.00	$1,022.12	$2.71	0.54%

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During the Period(1) 11/1/16 - 4/30/17	Expense Ratio	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During the Period(2) 11/1/16 - 4/30/17	Expense Ratio
Unconstrained Bond Fund
Institutional Class	$1,000.00	$1,018.20	$3.45	0.69%	$1,000.00	$1,021.37	$3.46	0.69%
Class A	$1,000.00	$1,016.40	$5.30	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$1,012.60	$9.03	1.81%	$1,000.00	$1,015.82	$9.05	1.81%
Class R6	$1,000.00	$1,018.60	$3.10	0.62%	$1,000.00	$1,021.72	$3.11	0.62%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Schedule of Investments Core Bond Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 30.8%
	U.S. Treasury Bonds
$8,700	5.50%, due 8/15/28	$11,401
920	4.50%, due 2/15/36	1,180
9,105	3.88%, due 8/15/40	10,660
	U.S. Treasury Inflation-Indexed Bonds
10,536	0.25%, due 1/15/25	10,475	(b)
7,885	2.00%, due 1/15/26	8,957	(b)
10,290	3.88%, due 4/15/29	14,289	(b)
	U.S. Treasury Notes
3,030	0.88%, due 11/30/17 – 1/31/18	3,027
3,100	0.75%, due 1/31/18	3,093
37,605	1.38%, due 4/30/20	37,507
5,265	2.75%, due 2/15/24	5,489
5,165	1.63%, due 2/15/26	4,904
	Total U.S. Treasury Obligations (Cost $109,808)	110,982
U.S. Government Agency Securities 2.1%
1,495	Federal Home Loan Bank, 5.50%, due 7/15/36	1,996
450	Federal Home Loan Mortgage Corp., 6.75%, due 3/15/31	651
	Federal National Mortgage Association
1,200	1.60%, due 12/24/20	1,189
1,825	1.88%, due 4/5/22	1,818
2,455	Residual Funding Corp., 0.00%, due 4/15/30	1,650	(c)
250	Tennessee Valley Authority, 5.25%, due 9/15/39	321
	Total U.S. Government Agency Securities (Cost $7,576)	7,625
Mortgage-Backed Securities 32.0%
Collateralized Mortgage Obligations 0.0%(m)
11	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 1.23%, due 5/25/32	11	(d)
Commercial Mortgage-Backed 3.5%
282	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	283	(e)
	Citigroup Commercial Mortgage Trust
4,876	Ser. 2014-GC25, Class XA, 1.21%, due 10/10/47	302	(d)(f)
2,604	Ser. 2015-GC27, Class XA, 1.57%, due 2/10/48	216	(d)(f)
550	Ser. 2015-P1, Class A5, 3.72%, due 9/15/48	576
	Commercial Mortgage Loan Trust
6,828	Ser. 2014-CR17, Class XA, 1.31%, due 5/10/47	362	(d)(f)
586	Ser. 2008-LS1, Class A4B, 6.31%, due 12/10/49	590	(d)
	Commercial Mortgage Trust
6,972	Ser. 2014-CR16, Class XA, 1.36%, due 4/10/47	364	(d)(f)
4,433	Ser. 2014-LC15, Class XA, 1.52%, due 4/10/47	254	(d)(f)
3,935	Ser. 2014-UBS3, Class XA, 1.48%, due 6/10/47	237	(d)(f)
4,910	Ser. 2014-UBS6, Class XA, 1.20%, due 12/10/47	259	(d)(f)
335	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/48	349
	Credit Suisse Mortgage Capital Certificates
303	Ser. 2007-C4, Class A4, 6.14%, due 9/15/39	304	(d)
409	Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	410	(e)
129	Ser. 2008-C1, Class A3, 6.51%, due 2/15/41	130	(d)
353	CSAIL Commercial Mortgage Trust, Ser. 2016-C7, Class A5, 3.50%, due 11/15/49	360

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	GS Mortgage Securities Trust
$99	Ser. 2007-GG10, Class A4, 6.04%, due 8/10/45	$98	(d)
11,857	Ser. 2014-GC18, Class XA, 1.29%, due 1/10/47	626	(d)(f)
335	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/48	352
442	Ser. 2015-GC34, Class AAB, 3.28%, due 10/10/48	455
912	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	915	(e)
355	JPMBB Commercial Mortgage Securities Trust, Ser. 2016-C1, Class A5, 3.58%, due 3/15/49	367
	Morgan Stanley Bank of America Merrill Lynch Trust
4,641	Ser. 2014-C16, Class XA, 1.34%, due 6/15/47	252	(d)(f)
710	Ser. 2015-C24, Class A4, 3.73%, due 5/15/48	741
	Wells Fargo Commercial Mortgage Trust
500	Ser. 2015-C29, Class A4, 3.64%, due 6/15/48	520
225	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/49	221
950	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/49	929
500	Ser. 2015-C30, Class A4, 3.66%, due 9/15/58	520
445	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/59	461
	WF-RBS Commercial Mortgage Trust
6,410	Ser. 2014-C25, Class XA, 1.08%, due 11/15/47	323	(d)(f)
15,422	Ser. 2014-C22, Class XA, 1.08%, due 9/15/57	735	(d)(f)
		12,511
Fannie Mae 15.7%
	Pass-Through Certificates
9,817	3.00%, due 9/1/27 – 2/1/47	9,899	(g)
6,713	3.50%, due 12/1/41 – 11/1/46	6,927
10,603	4.00%, due 1/1/41 – 10/1/46	11,204	(g)
5,059	4.50%, due 9/1/23 – 1/1/47	5,458
3,269	5.00%, due 3/1/21 – 4/1/44	3,588
2,598	5.50%, due 11/1/22 – 3/1/41	2,891
901	6.00%, due 3/1/33 – 11/1/38	1,020
150	3.00%, TBA, 15 Year Maturity	154	(h)
2,405	3.00%, TBA, 30 Year Maturity	2,403	(h)
1,730	3.50%, TBA, 15 Year Maturity	1,808	(h)
3,940	3.50%, TBA, 30 Year Maturity	4,051	(h)
5,385	4.00%, TBA, 30 Year Maturity	5,671	(h)
1,400	4.50%, TBA, 30 Year Maturity	1,506	(h)
		56,580
Freddie Mac 9.4%
	Pass-Through Certificates
721	2.50%, due 1/1/32 – 2/1/32	726
4,323	3.00%, due 8/1/46 – 2/1/47	4,321
4,861	3.50%, due 7/1/42 – 10/1/46	5,009
8,352	4.00%, due 11/1/40 – 1/1/47	8,808
1,866	4.50%, due 6/1/39 – 5/1/46	2,015
525	5.00%, due 5/1/23 – 5/1/41	576
914	5.50%, due 12/1/22 – 11/1/38	1,015
16	6.00%, due 12/1/37	18
4	6.50%, due 11/1/25	4
1,115	3.00%, TBA, 15 Year Maturity	1,147	(h)
2,450	3.00%, TBA, 30 Year Maturity	2,447	(h)
3,880	3.50%, TBA, 30 Year Maturity	3,990	(h)
3,700	4.00%, TBA, 30 Year Maturity	3,895	(h)
		33,971

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Ginnie Mae 3.4%
	Pass-Through Certificates
$1,716	3.00%, due 3/20/45 – 2/20/47	$1,742
2,051	3.50%, due 1/20/43 – 1/20/47	2,135
1,167	4.00%, due 11/20/44 – 3/20/47	1,236
1,885	3.00%, TBA, 30 Year Maturity	1,910	(h)
1,870	3.50%, TBA, 30 Year Maturity	1,943	(h)
3,020	4.00%, TBA, 30 Year Maturity	3,193	(h)
		12,159
	Total Mortgage-Backed Securities (Cost $116,347)	115,232
Corporate Bonds 25.2%
Agriculture 0.3%
840	Reynolds American, Inc., 4.45%, due 6/12/25	896
Airlines 1.0%
	American Airlines, Inc.
1,660	Ser. 2016-2, Class A, 3.65%, due 6/15/28	1,666	(i)
390	Ser. 2016-2, Class AA, 3.20%, due 6/15/28	382
1,565	Delta Air Lines, Inc., 3.63%, due 3/15/22	1,606
		3,654
Auto Manufacturers 0.8%
955	Ford Motor Credit Co. LLC, 3.10%, due 5/4/23	940	(i)
560	General Motors Co., 6.60%, due 4/1/36	645
	General Motors Financial Co., Inc.
840	4.30%, due 7/13/25	855
520	4.35%, due 1/17/27	526
		2,966
Banks 6.7%
	Bank of America Corp.
1,170	4.45%, due 3/3/26	1,210	(i)
2,605	3.71%, due 4/24/28	2,608	(d)
2,445	Barclays PLC, 3.68%, due 1/10/23	2,488	(i)
	Capital One N.A.
1,149	2.35%, due 8/17/18	1,156	(i)
1,865	2.35%, due 1/31/20	1,867
1,910	Citibank N.A., 2.00%, due 3/20/19	1,917
1,280	Citigroup, Inc., 2.70%, due 3/30/21	1,288	(i)
1,685	Credit Suisse Group AG, 3.57%, due 1/9/23	1,706	(j)
1,100	Goldman Sachs Group, Inc., 5.15%, due 5/22/45	1,162	(i)
1,065	Huntington Bancshares, Inc., 2.30%, due 1/14/22	1,045
1,680	JPMorgan Chase & Co., 3.54%, due 5/1/28	1,674	(d)
	Morgan Stanley
1,035	2.50%, due 4/21/21	1,032	(i)
740	3.88%, due 1/27/26	757
1,745	3.63%, due 1/20/27	1,750
905	PNC Bank N.A., 1.70%, due 12/7/18	905
1,440	Wells Fargo & Co., 2.10%, due 7/26/21	1,421	(i)
		23,986

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Beverages 0.4%
	Anheuser-Busch InBev Finance, Inc.
$880	3.65%, due 2/1/26	$900	(i)
470	4.90%, due 2/1/46	513
		1,413
Commercial Services 0.3%
1,135	ERAC USA Finance LLC, 2.70%, due 11/1/23	1,096	(i)(j)
Computers 1.4%
1,315	Apple, Inc., 4.65%, due 2/23/46	1,431	(i)
2,240	Dell Int'l LLC/EMC Corp., 4.42%, due 6/15/21	2,351	(i)(j)
1,210	Hewlett Packard Enterprise Co., 4.90%, due 10/15/25	1,272
		5,054
Diversified Financial Services 1.0%
1,785	American Express Credit Corp., 2.20%, due 3/3/20	1,795
1,630	UBS Group Funding Switzerland AG, 4.25%, due 3/23/28	1,686	(j)
		3,481
Electric 1.4%
1,405	Duke Energy Corp., 1.80%, due 9/1/21	1,366	(i)
865	Exelon Corp., 4.45%, due 4/15/46	868
1,215	Georgia Power Co., 3.25%, due 3/30/27	1,205
575	Great Plains Energy, Inc., 4.85%, due 4/1/47	584
840	Southern Co., 4.40%, due 7/1/46	835
		4,858
Healthcare-Products 0.8%
	Abbott Laboratories
1,410	2.35%, due 11/22/19	1,418
1,440	4.90%, due 11/30/46	1,506
		2,924
Iron - Steel 0.3%
910	Vale Overseas Ltd., 6.25%, due 8/10/26	994
Media 2.9%
1,245	21st Century Fox America, Inc., 4.75%, due 11/15/46	1,267
	Charter Communications Operating LLC/Charter Communications Operating Capital
1,450	3.58%, due 7/23/20	1,499
2,215	4.91%, due 7/23/25	2,375	(i)
865	6.48%, due 10/23/45	1,013
1,230	5.38%, due 5/1/47	1,258	(j)
	Viacom, Inc.
460	2.75%, due 12/15/19	464
765	3.88%, due 4/1/24	771
See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$970	3.45%, due 10/4/26	$931
1,145	4.38%, due 3/15/43	1,019	(i)
		10,597
Oil & Gas 1.6%
635	Apache Corp., 4.75%, due 4/15/43	646
2,315	Chevron Corp., 2.50%, due 3/3/22	2,333	(i)
1,650	Hess Corp., 4.30%, due 4/1/27	1,646	(i)
940	Noble Energy, Inc., 5.05%, due 11/15/44	971
		5,596
Pharmaceuticals 1.3%
1,215	AbbVie, Inc., 2.50%, due 5/14/20	1,226	(i)
1,685	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	1,675	(i)
1,900	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, due 7/19/19	1,881
		4,782
Pipelines 0.8%
	Energy Transfer Partners L.P.
650	4.15%, due 10/1/20	676
900	6.50%, due 2/1/42	1,000
	Kinder Morgan, Inc.
905	4.30%, due 6/1/25	943
355	5.55%, due 6/1/45	376	(i)
		2,995
Real Estate Investment Trusts 0.3%
1,135	Corporate Office Properties L.P., 3.60%, due 5/15/23	1,120
Semiconductors 0.4%
1,425	Broadcom Corp./Broadcom Cayman Finance Ltd., 2.38%, due 1/15/20	1,426	(j)
Software 0.4%
865	Microsoft Corp., 3.70%, due 8/8/46	825	(i)
790	Oracle Corp., 4.00%, due 7/15/46	771	(i)
		1,596
Telecommunications 3.1%
	AT&T, Inc.
3,180	5.25%, due 3/1/37	3,261	(i)
2,510	4.75%, due 5/15/46	2,356	(i)
1,260	Deutsche Telekom International Finance BV, 2.23%, due 1/17/20	1,260	(j)
1,175	Telefonica Emisiones SAU, 5.21%, due 3/8/47	1,215
	Verizon Communications, Inc.
570	5.05%, due 3/15/34	583
1,890	4.27%, due 1/15/36	1,767	(i)
820	4.13%, due 8/15/46	715
		11,157
	Total Corporate Bonds (Cost $89,567)	90,591

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Asset-Backed Securities 12.8%
	$1,400	Aames Mortgage Investment Trust, Ser. 2006-1, Class A4, 1.55%, due 4/25/36	$1,336	(d)
	1,350	ACE Securities Corp. Home Equity Loan Trust, Ser. 2005-HE3, Class M3, 1.70%, due 5/25/35	1,286	(d)
	530	Ameriquest Mortgage Securities, Inc., Ser. 2005-R7, Class M2, 1.49%, due 9/25/35	515	(d)
	1,228	Asset Backed Funding Certificates, Ser. 2004-OPT3, Class A4, 1.77%, due 11/25/33	1,172	(d)
	6,740	Capital One Multi-Asset Execution Trust, Ser. 2017-A1, Class A1, 2.00%, due 1/17/23	6,774
	1,100	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1.47%, due 10/25/35	1,077	(d)
	15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 1.45%, due 12/25/33	14	(d)
	8,185	Chase Issuance Trust, Ser. 2016-A7, Class A7, 1.06%, due 9/16/19	8,178	(i)
	6,540	Citibank Credit Card Issuance Trust, Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	6,537
	98	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 1.36%, due 1/25/36	97	(d)
		Countrywide Asset-Backed Certificates
	250	Ser. 2004-5, Class 1A, 1.49%, due 10/25/34	235	(d)
	742	Ser. 2005-15, Class 2AV3, 1.36%, due 4/25/36	710	(d)
	18	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 1.21%, due 4/25/33	17	(d)
	775	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.97%, due 4/25/35	741	(d)
	1,970	Freddie Mac Multifamily, Ser. 2017-KT01, Class A, 1.30%, due 2/25/20	1,973	(d)
	2,022	Home Equity Asset Trust, Ser. 2003-5, Class A1, 1.57%, due 12/25/33	1,923	(d)
	1,410	IndyMac Residential Asset-Backed Trust, Ser. 2005-D, Class AII4, 1.34%, due 3/25/36	1,367	(d)
	877	Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2004-NC1, Class M1, 2.04%, due 12/27/33	853	(d)
	671	Morgan Stanley ABS Capital I, Inc., Trust, Ser. 2003-HE1, Class M1, 2.19%, due 5/25/33	654	(d)
		Navient Student Loan Trust
	1,124	Ser. 2016-6A, Class A1, 1.47%, due 3/25/66	1,127	(d)(j)
	1,250	Ser. 2017-3A, Class A1, 1.36%, due 7/26/66	1,250	(d)(j)
	1,255	Ser. 2017-1A, Class A1, 1.39%, due 7/26/66	1,255	(d)(j)
	464	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, 1.25%, due 4/25/35	451	(d)
	1,350	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, 1.45%, due 1/25/36	1,287	(d)
		Residential Asset Mortgage Products, Inc.
	6	Ser. 2003-RS2, Class AII, 1.67%, due 3/25/33	5	(d)
	750	Ser. 2005-RS4, Class M3, 1.47%, due 4/25/35	734	(d)
	9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 1.53%, due 3/25/35	8	(d)
		Soundview Home Equity Loan Trust
	775	Ser. 2005-DO1, Class M5, 1.95%, due 5/25/35	724	(d)
	1,560	Ser. 2005-OPT1, Class M2, 1.67%, due 6/25/35	1,450	(d)
	900	Ser. 2005-OPT3, Class M1, 1.46%, due 11/25/35	843	(d)
	4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 1.67%, due 1/25/34	4	(d)
	1,350	Verizon Owner Trust, Ser. 2016-2A, Class A, 1.68%, due 5/20/21	1,348	(j)
		Total Asset-Backed Securities (Cost $44,844)	45,945
Foreign Government Security 0.6%
ZAR	40,970	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41 (Cost $2,813)	2,181	(i)
Municipal Note 0.2%
	$550	California St. Var. Purp. G.O. (Build America Bonds), Ser. 2009, 7.55%, due 4/1/39 (Cost $881)	812

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
		(000's omitted)
Short-Term Investment 5.1%
Investment Company 5.1%
18,341,967	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $18,342)	$18,342	(i)(k)
	Total Investments 108.8% (Cost $390,178)	391,710
	Other Assets Less Liabilities (8.8)%	(31,782	)(l)
	Net Assets 100.0%	$359,928

(a)  Principal amount is stated in the currency in which the security is denominated.

  ZAR = South African Rand

(b)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(c)  Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(e)  The security is a weighted average fixed-rate available funds class whose coupon may change depending on the underlying loans in the deal.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $3,188,000, which represents 0.9% of net assets of the Fund.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2017, amounted to approximately $34,118,000, which represents 9.5% of net assets of the Fund.

(i)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures and/or when-issued securities with a total value of approximately $67,517,000.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $15,763,000, which represents 4.4% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(k)  Represents 7-day effective yield as of April 30, 2017.

(l)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(m)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts		Position	Unrealized Appreciation/ (Depreciation)
6/19/2017	3	Mexican Peso	Long	$(201)
6/19/2017	1 New Zealand Dollar		Long	(784)
6/21/2017	39 U.S. Treasury Note, 10 Year Ultra		Long	53,109
6/21/2017	4 U.S. Treasury Ultra Long Bond		Long	13,885
6/30/2017	73 U.S. Treasury Note, 5 Year		Long	26,876
6/8/2017	27 Euro-Bobl Bond, 30 Year		Short	21,687
6/8/2017	29 Euro-Buxl Bond, 30 Year		Short	52,355
6/8/2017	66	Euro-OAT	Short	(186,390)
6/19/2017	2	Euro	Short	(7,525)
6/19/2017	58 South African Rand		Short	52,691
6/21/2017	11 U.S. Treasury Long Bond		Short	(36,342)
6/21/2017	83 U.S. Treasury Note, 10 Year		Short	(148,265)
6/28/2017	25 United Kingdom Long Gilt Bond		Short	(102,714)
6/30/2017	18 U.S. Treasury Note, 2 Year		Short	(15,547)
Total				$(277,165)

At April 30, 2017, the notional value of futures for the Fund was $14,725,628 for long positions and $(42,585,284) for short positions. The Fund had $563,760 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $28,283,017 for long positions and $(42,741,569) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$110,982	$—	$110,982
U.S. Government Agency Securities	—	7,625	—	7,625
Mortgage-Backed Securities(a)	—	115,232	—	115,232
Corporate Bonds(a)	—	90,591	—	90,591
Asset-Backed Securities	—	45,945	—	45,945
Foreign Government Security	—	2,181	—	2,181
Municipal Note	—	812	—	812
Short-Term Investment	—	18,342	—	18,342
Total Investments	$—	$391,710	$—	$391,710

See Notes to Financial Statements

Schedule of Investments Core Bond Fund (Unaudited) (cont'd)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$221	$—	$—	$221
Liabilities	(498)	—	—	(498)
Total	$(277)	$—	$—	$(277)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited)
April 30, 2017

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stock 0.1%
Colombia 0.1%
5,378	Pacific Exploration and Production Corp. (Cost $829)	$158	*(b)
PRINCIPAL AMOUNT(a)
(000's omitted)
Corporate Bonds 26.6%
Argentina 1.1%
$150	Aeropuertos Argentina 2000 SA, 6.88%, due 2/1/27	158	(c)
150	Genneia SA, 8.75%, due 1/20/22	161	(c)
	Pampa Energia SA
300	7.50%, due 1/24/27	319	(c)
374	7.50%, due 1/24/27	398	(d)
257	Petrobras Argentina SA, 7.38%, due 7/21/23	275	(c)
	YPF SA
83	23.08%, due 7/7/20	91	(d)(e)
246	8.75%, due 4/4/24	284	(d)(f)
		1,686
Austria 0.2%
300	JBS Investments GmbH, 7.25%, due 4/3/24	314	(d)
Azerbaijan 0.4%
	Southern Gas Corridor CJSC
200	6.88%, due 3/24/26	221	(d)(f)
206	6.88%, due 3/24/26	227	(c)
200	6.88%, due 3/24/26	221	(d)
		669
Barbados 0.3%
400	Columbus Cable Barbados Ltd., 7.38%, due 3/30/21	430	(d)
Brazil 2.8%
200	Banco Bradesco SA, 5.90%, due 1/16/21	213	(d)
301	Cosan Luxembourg SA, 7.00%, due 1/20/27	314	(c)(f)
300	CSN Islands XI Corp., 6.88%, due 9/21/19	251	(d)
150	CSN Resources SA, 6.50%, due 7/21/20	121	(d)
200	GTL Trade Finance, Inc., 5.89%, due 4/29/24	204	(d)
86	JBS USA LUX SA/JBS USA Finance, Inc., 5.88%, due 7/15/24	90	(d)
	Marfrig Holdings Europe BV
200	8.00%, due 6/8/23	212	(c)(f)
450	8.00%, due 6/8/23	476	(d)
250	Minerva Luxembourg SA, 6.50%, due 9/20/26	248	(d)
	Petrobras Global Finance BV
500	5.38%, due 1/27/21	514	(f)
200	7.38%, due 1/17/27	215
300	6.88%, due 1/20/40	286
200	Rumo Luxembourg Sarl, 7.38%, due 2/9/24	208	(c)
200	Suzano Austria GmbH, 7.00%, due 3/16/47	198	(c)
	Vale Overseas Ltd.
50	6.25%, due 8/10/26	55
117	8.25%, due 1/17/34	140	(f)
150	6.88%, due 11/21/36	163

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$594	VM Holding SA Co., 5.38%, due 5/4/27	$588	(c)
			4,496
Canada 0.1%
	20	Nexen, Inc., 5.88%, due 3/10/35	23
	150	Stoneway Capital Corp., 10.00%, due 3/1/27	158	(c)
			181
Chile 0.6%
	200	Cencosud SA, 6.63%, due 2/12/45	210	(d)
	200	Empresa Electrica Angamos SA, 4.88%, due 5/25/29	203	(d)(f)
	160	Enel Americas SA, 4.00%, due 10/25/26	159
	300	Latam Airlines Group SA, 7.25%, due 6/9/20	314	(d)
			886
China 2.1%
	200	Alibaba Group Holding Ltd., 3.60%, due 11/28/24	203	(f)
	300	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/21	300	(d)
	200	Chalieco Hong Kong Corp. Ltd., 5.70%, due 12/29/49	206	(d)(e)(g)
	200	China Construction Bank Corp., 3.88%, due 5/13/25	203	(d)(e)
	200	China Overseas Finance Cayman VI Ltd., 6.45%, due 6/11/34	235	(d)(f)
	200	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/25	199
	200	CNOOC Nexen Finance 2014 ULC, 4.25%, due 4/30/24	209	(f)
	200	Greentown China Holdings Ltd., 5.88%, due 8/11/20	210	(d)
	300	Huarong Finance 2017 Co. Ltd., 4.50%, due 12/29/49	303	(d)(e)
	200	Longfor Properties Co. Ltd., 6.75%, due 1/29/23	212	(d)(f)
	200	Moon Wise Global Ltd., 9.00%, due 1/29/49	216	(d)(e)(f)
	400	Proven Honour Capital Ltd., 4.13%, due 5/19/25	406	(d)
	200	Shimao Property Holdings Ltd., 8.38%, due 2/10/22	224	(d)
	200	Sunshine Life Insurance Corp. Ltd., 3.15%, due 4/20/21	196	(d)
			3,322
Colombia 1.3%
	400	Banco de Bogota SA, 5.38%, due 2/19/23	419	(d)(f)
	145	Banco GNB Sudameris SA, 6.50%, due 4/3/27	150	(c)(e)
		Ecopetrol SA
	100	7.38%, due 9/18/43	108
	149	5.88%, due 5/28/45	137	(f)
		Empresas Publicas de Medellin ESP
COP	1,278,000	8.38%, due 2/1/21	439	(d)(f)
COP	807,000	7.63%, due 9/10/24	272	(c)(f)
COP	437,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/24	145	(c)(f)
	$100	SUAM Finance B.V., 4.88%, due 4/17/24	105	(d)
	229	SURA Asset Management SA, 4.38%, due 4/11/27	229	(c)
			2,004
Cyprus 0.1%
	200	Global Ports Finance PLC, 6.50%, due 9/22/23	206	(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Guatemala 0.5%
$200	Cementos Progreso Trust, 7.13%, due 11/6/23	$212	(c)(f)
150	Central American Bottling Corp., 5.75%, due 1/31/27	159	(c)
400	Comcel Trust via Comunicaciones Celulares SA, 6.88%, due 2/6/24	424	(d)
		795
Hong Kong 1.7%
400	Bank of East Asia Ltd, 5.50%, due 12/29/49	403	(d)(e)
200	CLP Power HK Finance Ltd., 4.25%, due 5/29/49	204	(d)(e)
200	Fita Int'l Ltd., 7.00%, due 2/10/20	220
200	HLP Finance Ltd., 4.45%, due 4/16/21	210	(d)
200	LS Finance 2025 Ltd., 4.50%, due 6/26/25	194	(d)
200	Noble Group Ltd., 6.75%, due 1/29/20	192	(d)
	Studio City Co. Ltd.
450	7.25%, due 11/30/21	482	(d)
400	7.25%, due 11/30/21	429	(c)
300	Yanlord Land HK Co. Ltd., 5.88%, due 1/23/22	315	(d)
		2,649
India 1.4%
200	ABJA Investment Co. Pte Ltd., 5.95%, due 7/31/24	207	(d)
300	Adani Ports & Special Economic Zone Ltd., 3.95%, due 1/19/22	304	(c)
250	Bharti Airtel Int'l Netherlands BV, 5.35%, due 5/20/24	265	(c)(f)
200	Greenko Investment Co., 4.88%, due 8/16/23	197	(d)
400	JSW Steel Ltd., 4.75%, due 11/12/19	405	(d)(f)
250	Reliance Industries Ltd., 4.88%, due 2/10/45	249	(c)(f)
	Vedanta Resources PLC
200	8.25%, due 6/7/21	218	(d)(f)
200	6.38%, due 7/30/22	203	(c)
200	6.38%, due 7/30/22	203	(d)
		2,251
Indonesia 0.8%
	Pertamina Persero PT
350	5.63%, due 5/20/43	361	(c)(f)
200	5.63%, due 5/20/43	206	(d)
450	Perusahaan Gas Negara Persero Tbk, 5.13%, due 5/16/24	479	(d)(f)
200	Saka Energi Indonesia PT, 4.45%, due 5/5/24	200	(b)(c)
		1,246
Ireland 0.3%
258	Koks OAO Via Koks Finance Ltd., 7.50%, due 5/4/22	260	(b)(c)
205	SCF Capital Ltd., 5.38%, due 6/16/23	211	(c)
		471
Israel 0.1%
200	Israel Electric Corp. Ltd., 5.00%, due 11/12/24	216	(c)(d)
Jamaica 0.1%
200	Digicel Ltd., 6.00%, due 4/15/21	190	(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Kazakhstan 1.2%
	$400	Halyk Savings Bank of Kazakhstan JSC, 7.25%, due 1/28/21	$437	(d)
		KazMunayGas National Co., JSC
	200	9.13%, due 7/2/18	215	(d)
	600	7.00%, due 5/5/20	659	(c)
	200	6.38%, due 4/9/21	220	(d)
	235	4.75%, due 4/19/27	233	(c)
	200	5.75%, due 4/19/47	195	(c)
			1,959
Korea 0.5%
	218	Korea National Oil Corp., 2.13%, due 4/14/21	214	(c)(f)
	200	Shinhan Bank, 3.88%, due 3/24/26	200	(c)(f)
	200	Woori Bank, 4.50%, due 12/29/49	196	(c)(e)
	200	Woori Bank Co., Ltd., 4.75%, due 4/30/24	206	(c)(f)
			816
Kuwait 0.3%
	200	Equate Petrochemical BV, 4.25%, due 11/3/26	203	(c)
	200	NBK Tier 1 Financing Ltd., 5.75%, due 12/29/49	207	(d)(e)(f)
			410
Luxembourg 0.1%
	200	Millicom Int'l Cellular SA, 6.00%, due 3/15/25	211	(d)
Macau 0.3%
	200	MCE Finance Ltd., 5.00%, due 2/15/21	204	(d)
	250	Studio City Finance Ltd., 8.50%, due 12/1/20	262	(d)
			466
Malaysia 0.1%
	200	Gohl Capital Ltd., 4.25%, due 1/24/27	203	(d)
Mexico 3.6%
	400	Alpek SAB de CV, 5.38%, due 8/8/23	424	(d)(f)
	200	Banco Inbursa SA Institucion de Banca Multiple, 4.38%, due 4/11/27	196	(c)
	200	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.95%,due 1/30/24	207	(d)(e)
MXN	6,480	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/25	310
	$200	El Puerto de Liverpool SAB de CV, 3.88%, due 10/6/26	194	(c)
	400	Elementia SAB de CV, 5.50%, due 1/15/25	406	(d)(f)
	236	Fermaca Enterprises S de RL de CV, 6.38%, due 3/30/38	244	(d)(f)
	200	Grupo Kaltex SA de CV, 8.88%, due 4/11/22	198	(c)
	200	Grupo Televisa SAB, 6.13%, due 1/31/46	217
	200	Mexichem SAB de CV, 5.88%, due 9/17/44	198	(d)
		Petroleos Mexicanos
	119	4.77%, due 3/11/22	129	(c)(e)
	130	4.63%, due 9/21/23	131
MXN	10,910	7.19%, due 9/12/24	511	(d)(f)
	$41	6.88%, due 8/4/26	46
MXN	13,713	Ser. 14-2, 7.47%, due 11/12/26	636

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	(000's omitted)		(000's omitted)
	$250	6.50%, due 3/13/27	$271	(d)
	700	6.50%, due 6/2/41	701
	200	PLA Administradora Industrial S de RL de CV, 5.25%, due 11/10/22	202	(d)
	200	Sigma Alimentos SA de CV, 4.13%, due 5/2/26	197	(c)(f)
	200	Trust F/1401, 5.25%, due 12/15/24	206	(d)(f)
			5,624
	Morocco 0.2%
	350	Office Cherifien des Phosphates SA, 5.63%, due 4/25/24	374	(c)(f)
	Netherlands 0.2%
	400	Indo Energy Finance II BV, 6.38%, due 1/24/23	382	(d)
	Panama 0.1%
	200	Sable Int'l Finance Ltd., 6.88%, due 8/1/22	215	(c)(f)
	Peru 1.0%
	200	Abengoa Transmision Sur SA, 6.88%, due 4/30/43	215	(c)(f)
	100	BBVA Banco Continental SA, 5.25%, due 9/22/29	107	(d)(e)(f)
PEN	843	Fondo MIVIVIENDA SA, 7.00%, due 2/14/24	266	(c)
	$83	InRetail Consumer, 5.25%, due 10/10/21	84	(c)(f)
	200	Orazul Energy Egenor S en C por A, 5.63%, due 4/28/27	200	(b)(c)
	100	Southern Copper Corp., 6.75%, due 4/16/40	114
	312	Union Andina de Cementos SAA, 5.88%, due 10/30/21	325	(c)(f)
	300	Volcan Cia Minera SAA, 5.38%, due 2/2/22	303	(d)(f)
			1,614
	Qatar 0.1%
	100	Nakilat, Inc., 6.07%, due 12/31/33	118	(d)(f)
	Russia 1.7%
	300	Bank Otkritie Financial Corp. OJSC via OFCB Capital PLC, 10.00%, due 4/26/19	324	(d)
		Credit Bank of Moscow Via CBOM Finance PLC
	319	5.88%, due 11/7/21	332	(c)
	321	8.88%, due 12/31/99	321	(b)(c)(e)(h)
	200	Evraz Group SA, 8.25%, due 1/28/21	224	(d)
	218	O1 Properties Finance PLC, 8.25%, due 9/27/21	221	(c)
	200	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/22	207	(d)(f)
	400	TMK OAO Via TMK Capital SA, 6.75%, due 4/3/20	425	(d)
	200	VimpelCom Holdings BV, 7.50%, due 3/1/22	227	(d)(f)
	300	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/25	335	(d)(f)
			2,616
	Singapore 0.5%
	300	Global Logistic Properties Ltd., 3.88%, due 6/4/25	283	(d)(f)
	350	Oversea-Chinese Banking Corp. Ltd., 3.15%, due 3/11/23	352	(d)(e)(f)
	200	Theta Capital Pte Ltd., 7.00%, due 4/11/22	208	(d)
			843

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
South Africa 0.3%
	$200	Eskom Holdings SOC Ltd., 7.13%, due 2/11/25	$206	(c)(f)
	200	Myriad Int'l Holdings BV, 5.50%, due 7/21/25	212	(c)(f)
			418
Thailand 0.7%
	200	Krung Thai Bank PCL, 5.20%, due 12/26/24	207	(d)(e)(f)
	200	PTT Exploration & Production PCL, 4.88%, due 12/29/49	205	(d)(e)(f)
	200	PTT Global Chemical PCL, 4.25%, due 9/19/22	211	(d)(f)
	200	PTT PCL, 4.50%, due 10/25/42	198	(d)(f)
	200	Thai Oil PCL, 3.63%, due 1/23/23	205	(d)(f)
			1,026
Turkey 1.5%
	200	Akbank TAS, 5.13%, due 3/31/25	196	(c)(f)
	400	Alternatifbank AS, 8.75%, due 4/16/26	423	(d)(e)
	300	KOC Holding AS, 5.25%, due 3/15/23	309	(d)
		TC Ziraat Bankasi AS
	200	4.25%, due 7/3/19	201	(d)
	200	5.13%, due 5/3/22	200	(b)(c)
	200	Turkiye Halk Bankasi AS, 5.00%, due 7/13/21	196	(c)
		Turkiye Is Bankasi
	200	5.38%, due 10/6/21	201	(d)
	215	6.13%, due 4/25/24	218	(c)
	200	Turkiye Sinai Kalkinma Bankasi AS, 5.38%, due 10/30/19	204	(d)
	200	Yapi ve Kredi Bankasi AS, 5.25%, due 12/3/18	204	(c)(f)
			2,352
Venezuela 0.3%
		Petroleos de Venezuela SA
	600	6.00%, due 5/16/24	237	(d)(f)
	400	5.38%, due 4/12/27	153	(d)
			390
		Total Corporate Bonds (Cost $41,645)	42,049
Foreign Government Securities 66.3%
Argentina 4.1%
ARS	1,761	Argentina Treasury Bond BONCER, 2.50%, due 7/22/21	138
	$313	Argentine Bonad Bonds, 2.40%, due 3/18/18	310	(f)
		Argentine Bonos del Tesoro
ARS	699	22.75%, due 3/5/18	48
ARS	8,534	21.20%, due 9/19/18	582
ARS	5,210	18.20%, due 10/3/21	368
		Argentine Republic Government International Bond
	$184	5.63%, due 1/26/22	192
EUR	372	5.00%, due 1/15/27	387	(d)
	$332	6.88%, due 1/26/27	351
EUR	1,531	7.82%, due 12/31/33	1,797
	$519	8.28%, due 12/31/33	569	(f)
	150	7.13%, due 7/6/36	152

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
EUR	256	2.26%, due 12/31/38	$173	(g)
EUR	1,824	2.26%, due 12/31/38	1,258	(g)
ARS	2,845	City of Buenos Aires Argentina, 22.63%, due 3/29/24	186	(e)
			6,511
Armenia 0.2%
	$287	Republic of Armenia International Bond, 7.15%, due 3/26/25	313	(c)(f)
Azerbaijan 0.5%
		State Oil Co. of the Azerbaijan Republic
	450	4.75%, due 3/13/23	446	(d)
	200	6.95%, due 3/18/30	216	(d)(f)
	180	6.95%, due 3/18/30	195	(d)(f)
			857
Belize 0.1%
	311	Belize Government International Bond, 4.94%, due 2/20/34	202	(d)(f)
Bermuda 0.5%
		Bermuda Government International Bond
	500	4.85%, due 2/6/24	530	(d)(f)
	200	3.72%, due 1/25/27	195	(d)
			725
Brazil 3.9%
BRL	1,425	Brazil Letras do Tesouro Nacional, 12.38%-15.19%, due 1/1/19	387	(i)
	$400	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/28	395	(d)(f)
		Brazil Notas do Tesouro Nacional
BRL	8,368	Ser. F, 10.00%, due 1/1/21	2,642
BRL	1,000	Ser. B, 6.00%, due 8/15/22	971
BRL	1,536	Ser. F, 10.00%, due 1/1/23	481
BRL	840	Ser. F, 10.00%, due 1/1/27	259
		Brazilian Government International Bond
	$321	6.00%, due 4/7/26	352
	300	8.25%, due 1/20/34	381	(f)
	270	5.63%, due 1/7/41	268
			6,136
Colombia 5.0%
		Colombia Government International Bond
COP	423,000	4.38%, due 3/21/23	134
COP	921,000	9.85%, due 6/28/27	411	(f)
	$100	7.38%, due 9/18/37	129	(f)
	130	6.13%, due 1/18/41	150
	310	5.63%, due 2/26/44	339	(f)
		Colombian TES
COP	11,667,000	Ser. B, 7.00%, due 5/4/22	4,164	(f)
COP	1,923,200	Ser. B, 10.00%, due 7/24/24	800
COP	1,893,300	Ser. B, 7.50%, due 8/26/26	700

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
COP	799,700	Ser. B, 6.00%, due 4/28/28	$262
COP	1,579,200	Ser. B, 7.75%, due 9/18/30	597
COP	621,381	4.75%, due 4/4/35	241
			7,927
Costa Rica 0.2%
	$320	Costa Rica Government International Bond, 7.00%, due 4/4/44	330	(d)(f)
Cote D'Ivoire 0.9%
	1,450	Ivory Coast Government International Bond, 5.75%, due 12/31/32	1,392	(d)(f)(g)
Croatia 1.0%
		Croatia Government International Bond
	100	6.75%, due 11/5/19	109	(d)(f)
	200	6.63%, due 7/14/20	220	(d)(f)
	600	6.38%, due 3/24/21	664	(d)(f)
EUR	600	3.00%, due 3/11/25	666	(d)
			1,659
Dominican Republic 0.9%
		Dominican Republic International Bond
DOP	2,040	11.00%, due 1/5/18	43	(b)(d)
DOP	1,200	15.95%, due 6/4/21	30	(b)(d)
DOP	10,330	11.00%, due 7/30/21	220	(b)(c)
DOP	8,900	11.50%, due 5/10/24	197	(b)(d)
	$100	6.88%, due 1/29/26	112	(b)(c)
	100	6.88%, due 1/29/26	112	(d)
	123	7.45%, due 4/30/44	139	(b)(c)
	236	7.45%, due 4/30/44	268	(b)(d)(f)
	300	6.85%, due 1/27/45	319	(d)
			1,440
Ecuador 0.3%
	530	Ecuador Government International Bond, 7.95%, due 6/20/24	506	(d)(f)
Egypt 0.9%
		Egypt Government International Bond
	200	6.13%, due 1/31/22	208	(d)
	224	5.88%, due 6/11/25	222	(c)
	200	8.50%, due 1/31/47	218	(d)
EGP	15,000	Egypt Treasury Bill, Ser. 364D, 0.00%, due 11/14/17	754
			1,402
El Salvador 0.6%
		El Salvador Government International Bond
	$470	6.38%, due 1/18/27	419	(d)(f)
	67	8.63%, due 2/28/29	68	(d)
	100	7.65%, due 6/15/35	91	(d)(f)
	450	7.63%, due 2/1/41	404	(d)
			982

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Ghana 0.7%
		Ghana Government Bond
GHS	388	24.50%, due 4/22/19	$98
GHS	194	24.00%, due 9/9/19	49
GHS	774	24.75%, due 7/19/21	209
	$600	Republic of Ghana, 10.75%, due 10/14/30	725	(d)(f)
			1,081
Hungary 1.9%
		Hungary Government Bond
HUF	500,000	3.00%, due 6/26/24	1,754
HUF	117,190	6.75%, due 10/22/28	538
		Hungary Government International Bond
	$200	5.38%, due 2/21/23	222
	310	7.63%, due 3/29/41	458	(f)
			2,972
Indonesia 6.6%
		Indonesia Government International Bond
EUR	480	3.38%, due 7/30/25	560	(d)
EUR	800	3.75%, due 6/14/28	935	(d)
	$800	8.50%, due 10/12/35	1,148	(d)(f)
		Indonesia Treasury Bond
IDR	3,500,000	7.88%, due 4/15/19	269	(f)
IDR	22,400,000	8.38%, due 3/15/24	1,807	(f)
IDR	8,500,000	8.38%, due 9/15/26	693
IDR	2,500,000	7.00%, due 5/15/27	187
IDR	9,975,000	9.00%, due 3/15/29	838	(f)
IDR	11,204,000	8.75%, due 5/15/31	929	(f)
IDR	6,544,000	8.38%, due 3/15/34	521	(f)
IDR	32,899,000	8.25%, due 5/15/36	2,601
			10,488
Iraq 0.4%
	$640	Republic of Iraq, 5.80%, due 1/15/28	572	(d)(f)
Jamaica 0.1%
	120	Jamaica Government International Bond, 8.00%, due 3/15/39	139
Jordan 0.2%
		Jordan Government International Bond
	200	6.13%, due 1/29/26	204	(d)
	200	5.75%, due 1/31/27	198	(d)
			402
Kazakhstan 0.2%
	250	Kazakhstan Government International Bond, 5.13%, due 7/21/25	273	(d)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Malaysia 2.6%
	$1,000	1MDB Global Investments Ltd., 4.40%, due 3/9/23	$930	(d)(f)
		Malaysia Government Bond
MYR	880	3.49%, due 3/31/20	203
MYR	400	4.05%, due 9/30/21	93
MYR	1,000	3.88%, due 3/10/22	232
MYR	500	3.80%, due 9/30/22	115
MYR	2,500	3.80%, due 8/17/23	572
MYR	2,300	4.18%, due 7/15/24	538	(f)
MYR	2,000	3.96%, due 9/15/25	456	(f)
MYR	1,835	4.23%, due 6/30/31	415
MYR	350	4.94%, due 9/30/43	82	(f)
MYR	2,000	Malaysia Government Investment Issue, 4.07%, due 9/30/26	455
			4,091
Mexico 2.1%
		Mexican Bonos
MXN	5,939	Ser. M20, 8.50%, due 5/31/29	345	(f)
MXN	4,188	Ser. M20, 8.50%, due 5/31/29	243
MXN	16,160	Ser. M, 7.75%, due 5/29/31	881
MXN	3,634	Ser. M30, 8.50%, due 11/18/38	211
MXN	4,460	Ser. M, 7.75%, due 11/13/42	241
		Mexico Government International Bond
	$200	4.15%, due 3/28/27	206
	262	4.60%, due 1/23/46	254	(f)
	200	4.35%, due 1/15/47	186
	670	5.75%, due 10/12/10	684
			3,251
Mongolia 0.3%
		Mongolia Government International Bond
	200	10.88%, due 4/6/21	232	(d)
	200	8.75%, due 3/9/24	222	(d)
	42	8.75%, due 3/9/24	47	(d)
			501
Morocco 0.4%
EUR	520	Morocco Government International Bond, 3.50%, due 6/19/24	617	(d)
Nigeria 0.4%
	$600	Nigeria Government International Bond, 7.88%, due 2/16/32	652	(d)
Oman 0.3%
		Oman Government International Bond
	200	3.88%, due 3/8/22	202	(d)
	250	4.75%, due 6/15/26	252	(d)
			454

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Peru 2.2%
		Peruvian Government International Bond
PEN	1,641	5.70%, due 8/12/24	$517	(c)
PEN	385	5.70%, due 8/12/24	121	(d)
PEN	2,419	8.20%, due 8/12/26	883	(d)
PEN	622	6.35%, due 8/12/28	199	(c)
EUR	1,019	3.75%, due 3/1/30	1,298
PEN	1,254	6.95%, due 8/12/31	418	(d)
			3,436
Philippines 0.1%
PHP	12,000	Philippine Government International Bond, 3.90%, due 11/26/22	234	(f)
Poland 3.5%
		Poland Government Bond
PLN	5,850	1.75%, due 7/25/21	1,451
PLN	1,861	5.75%, due 9/23/22	547
PLN	1,299	4.00%, due 10/25/23	353
PLN	3,800	3.25%, due 7/25/25	981
PLN	4,848	2.50%, due 7/25/26	1,169
PLN	4,197	2.50%, due 7/25/27	995
			5,496
Romania 0.6%
		Romanian Government International Bond
EUR	200	3.63%, due 4/24/24	246	(d)
EUR	311	2.38%, due 4/19/27	337	(d)
EUR	160	2.88%, due 5/26/28	179	(d)
EUR	110	3.88%, due 10/29/35	126	(d)
	$100	6.13%, due 1/22/44	124	(d)
			1,012
Russia 7.0%
		Russian Federal Bond - OFZ
RUB	78,481	7.50%, due 3/15/18	1,371
RUB	118,964	6.70%, due 5/15/19	2,040
RUB	209,852	6.80%, due 12/11/19	3,589
RUB	10,000	7.60%, due 4/14/21	175
RUB	12,342	7.60%, due 7/20/22	217
RUB	43,851	7.00%, due 1/25/23	750
RUB	148,977	7.75%, due 9/16/26	2,647
	$200	Russian Foreign Bond - Eurobond, 5.00%, due 4/29/20	214	(d)(f)
			11,003
Saudi Arabia 0.2%
		Saudi Government International Bond
	200	3.25%, due 10/26/26	195	(d)
	200	4.50%, due 10/26/46	198	(d)
			393

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Serbia 0.5%
	$720	Republic of Serbia, 7.25%, due 9/28/21	$829	(d)(f)
Slovenia 0.5%
	700	Slovenia Government International Bond, 5.25%, due 2/18/24	797	(d)
South Africa 5.4%
		South Africa Government Bond
ZAR	11,766	7.75%, due 2/28/23	865
ZAR	1,040	10.50%, due 12/21/26	87
ZAR	29,201	10.50%, due 12/21/26	2,439
ZAR	14,128	8.00%, due 1/31/30	968
ZAR	12,618	8.25%, due 3/31/32	866
ZAR	34,876	8.50%, due 1/31/37	2,371
ZAR	5,515	8.75%, due 2/28/48	375
	$577	South Africa Government International Bond, 4.30%, due 10/12/28	544
			8,515
Sri Lanka 0.6%
		Sri Lanka Government International Bond
	761	6.85%, due 11/3/25	801	(d)(f)
	200	6.83%, due 7/18/26	210	(d)
			1,011
Thailand 3.4%
		Thailand Government Bond
THB	24,828	3.88%, due 6/13/19	752
THB	59,000	3.65%, due 12/17/21	1,826
THB	13,000	1.88%, due 6/17/22	370
THB	24,100	3.63%, due 6/16/23	746
THB	24,457	3.85%, due 12/12/25	772
THB	8,000	2.13%, due 12/17/26	220
THB	4,400	4.88%, due 6/22/29	151
THB	3,000	3.65%, due 6/20/31	91
THB	14,500	3.40%, due 6/17/36	423
			5,351
Tunisia 0.1%
EUR	100	Banque Centrale de Tunisie International Bond, 5.63%, due 2/17/24	111	(d)
Turkey 5.1%
		Export Credit Bank of Turkey
	$200	5.38%, due 2/8/21	206	(c)
	200	5.38%, due 10/24/23	201	(c)
	200	Hazine Mustesarligi Varlik Kiralama AS, 5.00%, due 4/6/23	204	(d)
		Turkey Government Bond
TRY	5,550	7.40%, due 2/5/20	1,438
TRY	3,459	9.40%, due 7/8/20	940	(f)
TRY	600	10.70%, due 2/17/21	169
TRY	1,400	8.50%, due 9/14/22	365
TRY	2,270	3.00%, due 8/2/23	654
TRY	7,931	10.60%, due 2/11/26	2,291

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Turkey Government International Bond
$380	5.13%, due 3/25/22	$394	(f)
280	4.25%, due 4/14/26	266	(f)
450	4.88%, due 10/9/26	446
200	6.00%, due 3/25/27	214
200	6.63%, due 2/17/45	224
		8,012
Ukraine 1.3%
	Ukraine Government International Bond
271	7.75%, due 9/1/20	272	(c)(f)
100	7.75%, due 9/1/21	99	(c)
500	7.75%, due 9/1/21	497	(d)
100	7.75%, due 9/1/23	96	(d)
200	7.75%, due 9/1/25	189	(d)
100	7.75%, due 9/1/26	94	(d)
460	7.75%, due 9/1/27	429	(d)(f)
286	0.00%, due 5/31/40	99	(c)(e)
310	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/22	315	(c)(f)
		2,090
Uruguay 0.5%
750	Uruguay Government International Bond, 5.10%, due 6/18/50	746
Venezuela 0.0%(l)
40	Venezuela Government International Bond, 8.25%, due 10/13/24	19	(d)(f)
	Total Foreign Government Securities (Cost $102,614)	104,930
NUMBER OF SHARES
Short-Term Investment 5.5%
Investment Company 5.5%
8,601,657	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $8,602)	8,602	(f)(j)
	Total Investments 98.5% (Cost $153,690)	155,739
	Other Assets Less Liabilities 1.5%	2,444	(k)
	Net Assets 100.0%	$158,183

*  Non-income producing security.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

ARS = Argentine Peso

BRL = Brazilian Real

COP = Colombian Peso

DOP = Dominican Peso

EGP = Egyptian Pound

EUR = Euro

GHS = Ghanaian Cedi

HUF = Hungarian Forint

IDR = Indonesian Rupiah

MXN = Mexican Peso

MYR = Malaysian Ringgit

PEN = Peruvian Nuevo Sol

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Ruble

THB = Thai Baht

TRY = Turkish Lira

ZAR = South African Rand

(b)  Illiquid security.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $16,602,000 or 10.5% of net assets of the Fund. Securities denoted with a (c) but without a (b) have been deemed by the investment manager to be liquid.

(d)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2017, amounted to approximately $47,707,000, which represents 30.2% of net assets of the Fund.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(f)  All or a portion of this security is segregated in connection for when-issued securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $43,722,000.

(g)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2017.

(h)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $321,000, which represents 0.2% of net assets of the Fund.

(i)  Rate shown was the discount rate at the date of purchase.

(j)  Represents 7-day effective yield as of April 30, 2017.

(k)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(l)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts		Position	Unrealized Appreciation/ (Depreciation)
6/21/2017	38 U.S. Treasury Note, 10 Year		Long	$59,433
6/21/2017	2 U.S. Treasury Ultra Long Bond		Long	2,246
6/8/2017	31	Euro-Bund	Short	(23,280)
6/8/2017	9	Euro-Buxl	Short	(19,079)
6/21/2017	23 U.S. Treasury Note, 10 Year		Short	(24,862)
6/21/2017	4 U.S. Treasury Long Bond		Short	(8,538)
6/21/2017	3 U.S. Treasury Ultra Long Bond		Short	(5,069)
6/30/2017	29 U.S. Treasury Note, 5 Year		Short	(17,502)
Total				$(36,651)

At April 30, 2017, the notional value of futures for the Fund was $5,103,188 for long positions and $(14,547,428) for short positions. The Fund had $295,629 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $4,489,951 for long positions and $(10,356,012) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2017, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,944,969	Argentine Peso	$375,788	Citibank, N.A.	6/5/2017	$4,446
6,048,736	Argentine Peso	381,503	Citibank, N.A.	6/12/2017	4,012
3,475,435	Argentine Peso	222,073	Citibank, N.A.	6/12/2017	(566)
6,300,000	Argentine Peso	396,226	Citibank, N.A.	6/26/2017	2,508
2,010,925	Brazilian Real	632,506	Goldman Sachs International	6/2/2017	(3,688)
3,482,577	Brazilian Real	1,094,118	Goldman Sachs International	6/2/2017	(5,114)
562,929	Brazilian Real	174,857	JPMorgan Chase Bank N.A.	6/2/2017	1,171
511,968	Brazilian Real	159,158	JPMorgan Chase Bank N.A.	6/2/2017	935
1,092,776	Brazilian Real	342,563	JPMorgan Chase Bank N.A.	6/2/2017	(851)
11,231,947	Brazilian Real	3,588,252	Citibank, N.A.	6/20/2017	(89,696)
1,609,048	Brazilian Real	505,069	Goldman Sachs International	7/11/2017	(6,168)
288,217	Brazilian Real	88,813	Goldman Sachs International	7/12/2017	530
2,791,292	Brazilian Real	868,344	Goldman Sachs International	7/12/2017	(3,076)
731,242	Brazilian Real	229,216	JPMorgan Chase Bank N.A.	7/12/2017	(2,539)
998,206	Canadian Dollar	744,791	Goldman Sachs International	7/6/2017	(12,828)
494,361,139	Chilean Peso	745,306	Citibank, N.A.	6/22/2017	(6,354)
140,513,249	Chilean Peso	210,082	JPMorgan Chase Bank N.A.	7/6/2017	(183)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
797,932,406	Chilean Peso	$1,207,616	JPMorgan Chase Bank N.A.	7/6/2017	$(15,666)
510,259,824	Chilean Peso	782,727	JPMorgan Chase Bank N.A.	7/6/2017	(20,502)
4,800,000	Chinese Yuan Renminbi	668,431	JPMorgan Chase Bank N.A.	10/31/2017	16,607
1,373,043	Chinese Yuan Renminbi	194,441	Citibank, N.A.	11/14/2017	1,322
3,751,755	Chinese Yuan Renminbi	523,842	Goldman Sachs International	11/14/2017	11,069
462,914,962	Colombian Peso	159,981	Citibank, N.A.	6/1/2017	(3,344)
2,316,512,886	Colombian Peso	789,541	JPMorgan Chase Bank N.A.	6/1/2017	(5,701)
969,344,709	Colombian Peso	340,240	JPMorgan Chase Bank N.A.	6/1/2017	(12,242)
2,190,121	Egyptian Pounds	164,054	JPMorgan Chase Bank N.A.	10/18/2017	(46,482)
300,000	Euro	326,116	Goldman Sachs International	5/2/2017	674
507,249	Euro	541,234	Goldman Sachs International	5/3/2017	11,312
308,324	Euro	329,704	Goldman Sachs International	5/3/2017	6,153
4,390,732	Euro	4,726,624	JPMorgan Chase Bank N.A.	5/3/2017	56,199
213,714	Euro	227,696	JPMorgan Chase Bank N.A.	5/3/2017	5,103
220,231	Euro	235,404	JPMorgan Chase Bank N.A.	5/3/2017	4,493
3,821,117	Euro	4,159,867	Citibank, N.A.	6/5/2017	9,046
433,487	Euro	473,486	Citibank, N.A.	6/5/2017	(543)
38,141,179	Indian Rupee	567,130	JPMorgan Chase Bank N.A.	5/8/2017	25,736
19,571,194	Indian Rupee	299,668	Standard Chartered Bank	5/8/2017	4,546
41,414,619	Indian Rupee	639,312	Citibank, N.A.	6/19/2017	1,707
32,813,045	Indian Rupee	503,322	JPMorgan Chase Bank N.A.	7/13/2017	3,253
5,604,500,000	Indonesian Rupiah	416,475	Citibank, N.A.	5/23/2017	3,228
2,116,700,000	Indonesian Rupiah	158,495	Citibank, N.A.	5/23/2017	17
2,889,100,000	Indonesian Rupiah	209,725	Goldman Sachs International	5/23/2017	6,630
5,848,465,387	Indonesian Rupiah	435,035	Goldman Sachs International	5/23/2017	2,938
4,530,388,725	Indonesian Rupiah	334,717	JPMorgan Chase Bank N.A.	5/23/2017	4,549
5,129,800,000	Indonesian Rupiah	381,568	JPMorgan Chase Bank N.A.	5/23/2017	2,586
809,100,000	Indonesian Rupiah	58,990	JPMorgan Chase Bank N.A.	5/23/2017	1,601
17,984,336,454	Indonesian Rupiah	1,343,217	JPMorgan Chase Bank N.A.	6/19/2017	(75)
6,786,200,238	Indonesian Rupiah	505,743	Goldman Sachs International	7/13/2017	(308)
8,218,500,000	Indonesian Rupiah	602,529	Goldman Sachs International	7/19/2017	9,134
8,206,300,000	Indonesian Rupiah	601,194	Citibank, N.A.	7/20/2017	9,486
2,440,127,160	Indonesian Rupiah	181,399	Goldman Sachs International	7/20/2017	185
5,000,000	Malaysian Ringgit	1,121,831	Goldman Sachs International	5/30/2017	31,265
4,024,217	Malaysian Ringgit	907,479	Goldman Sachs International	5/30/2017	20,582
155,292	Malaysian Ringgit	34,866	Citibank, N.A.	6/13/2017	946
4,241,626	Malaysian Ringgit	951,144	Citibank, N.A.	6/28/2017	26,483
3,450,000	Malaysian Ringgit	780,896	JPMorgan Chase Bank N.A.	7/17/2017	14,126
3,400,000	Malaysian Ringgit	770,102	Goldman Sachs International	10/19/2017	11,966
1,717,245	Malaysian Ringgit	387,903	JPMorgan Chase Bank N.A.	10/20/2017	7,088
13,472,662	Mexican Peso	668,272	Goldman Sachs International	5/22/2017	45,071
12,168,606	Mexican Peso	623,891	Goldman Sachs International	5/22/2017	20,406
40,432,797	Mexican Peso	1,954,911	JPMorgan Chase Bank N.A.	5/22/2017	185,904
4,945,817	Mexican Peso	244,756	JPMorgan Chase Bank N.A.	5/22/2017	17,113
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
24,788,219	Mexican Peso	$1,301,522	JPMorgan Chase Bank N.A.	5/22/2017	$10,952
1,408,404	Mexican Peso	71,635	JPMorgan Chase Bank N.A.	5/22/2017	2,937
3,469,958	Mexican Peso	182,795	JPMorgan Chase Bank N.A.	5/22/2017	931
3,780,936	Mexican Peso	200,111	Standard Chartered Bank	5/22/2017	81
3,896,889	Mexican Peso	207,089	Standard Chartered Bank	5/22/2017	(758)
9,627,835	Mexican Peso	508,414	Goldman Sachs International	7/11/2017	(2,746)
40,069,106	Mexican Peso	2,124,921	Citibank, N.A.	7/18/2017	(22,781)
6,454,602	Mexican Peso	336,385	Goldman Sachs International	7/18/2017	2,242
22,723,322	New Taiwan Dollar	754,677	Citibank, N.A.	5/22/2017	(2,107)
374,820	Peruvian Nuevo Sol	114,353	Goldman Sachs International	6/22/2017	587
193,515	Peruvian Nuevo Sol	59,161	Goldman Sachs International	6/22/2017	181
2,004,604	Polish Zloty	503,742	Goldman Sachs International	7/11/2017	12,728
7,211,019	Russian Rubles	126,103	Goldman Sachs International	6/21/2017	(814)
47,402,608	Russian Rubles	820,327	JPMorgan Chase Bank N.A.	6/21/2017	3,278
32,236,644	Russian Rubles	562,545	JPMorgan Chase Bank N.A.	6/21/2017	(2,444)
34,990,912	Russian Rubles	611,035	JPMorgan Chase Bank N.A.	6/21/2017	(3,079)
14,027,057	Russian Rubles	242,494	JPMorgan Chase Bank N.A.	7/14/2017	(30)
811,301	Singapore Dollar	583,007	JPMorgan Chase Bank N.A.	5/15/2017	(2,242)
5,174,073	South African Rand	373,069	Citibank, N.A.	6/7/2017	11,776
6,337,022	South African Rand	461,354	Citibank, N.A.	6/7/2017	9,992
2,585,802	South African Rand	186,333	Citibank, N.A.	6/7/2017	5,998
5,137,410	South African Rand	374,168	Goldman Sachs International	6/7/2017	7,951
1,511,607	South African Rand	116,141	Goldman Sachs International	6/7/2017	(3,709)
8,295,142	South African Rand	636,834	Goldman Sachs International	6/7/2017	(19,845)
4,273,290	South African Rand	308,606	JPMorgan Chase Bank N.A.	6/7/2017	9,240
2,500,361	South African Rand	178,354	JPMorgan Chase Bank N.A.	6/7/2017	7,622
1,312,483	South African Rand	99,165	JPMorgan Chase Bank N.A.	6/7/2017	(1,543)
681,671,613	South Korean Won	614,119	JPMorgan Chase Bank N.A.	5/15/2017	(14,856)
841,089,235	South Korean Won	756,702	JPMorgan Chase Bank N.A.	6/23/2017	(17,068)
23,600,000	Thai Baht	674,517	JPMorgan Chase Bank N.A.	5/31/2017	7,638
8,834,933	Thai Baht	251,970	Citibank, N.A.	6/20/2017	3,368
5,147,442	Thai Baht	150,018	Citibank, N.A.	6/20/2017	(1,252)
5,824,375	Thai Baht	169,176	Goldman Sachs International	6/20/2017	(846)
3,021,783	Thai Baht	88,056	JPMorgan Chase Bank N.A.	6/20/2017	(723)
35,870,338	Thai Baht	1,042,616	JPMorgan Chase Bank N.A.	6/20/2017	(5,931)
1,527,877	Turkish Lira	418,115	Citibank, N.A.	5/3/2017	11,914
5,062,442	Turkish Lira	1,312,328	Goldman Sachs International	5/3/2017	112,523
3,136,867	Turkish Lira	799,856	Goldman Sachs International	5/3/2017	83,032
2,295,485	Turkish Lira	622,133	Goldman Sachs International	5/3/2017	23,943
1,133,457	Turkish Lira	308,009	Goldman Sachs International	5/3/2017	11,008
267,116	Turkish Lira	70,974	Goldman Sachs International	5/3/2017	4,208
410,197	Turkish Lira	111,626	Goldman Sachs International	5/3/2017	3,826

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,357,118	Turkish Lira	$368,094	JPMorgan Chase Bank N.A.	5/3/2017	$13,874
809,027	Turkish Lira	220,347	JPMorgan Chase Bank N.A.	5/3/2017	7,357
491,098	Turkish Lira	131,293	JPMorgan Chase Bank N.A.	5/3/2017	6,930
174,473	Turkish Lira	46,327	JPMorgan Chase Bank N.A.	5/3/2017	2,780
9,575,706	Turkish Lira	2,598,379	Citibank, N.A.	7/25/2017	33,854
Total					$666,177

Cross Currency Contracts to Receive		In Exchange For		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
21,470,407	Czech Koruna	801,115	Euro	JPMorgan Chase Bank N.A.	7/3/2017	$(575)
30,575,340	Czech Koruna	1,144,929	Euro	Goldman Sachs International	9/27/2018	(458)
11,531,503	Czech Koruna	431,730	Euro	Goldman Sachs International	12/20/2018	79
3,150,395	Czech Koruna	118,192	Euro	Goldman Sachs International	12/20/2018	(253)
29,341,852	Czech Koruna	1,105,446	Euro	Goldman Sachs International	12/20/2018	(7,592)
858,666	Euro	3,891,646	Romanian Leu	Citibank, N.A.	5/2/2017	1,503
341,950	Euro	1,548,794	Romanian Leu	Citibank, N.A.	5/2/2017	836
355,099	Euro	1,609,344	Romanian Leu	Goldman Sachs International	5/2/2017	630
1,849,195	Euro	7,803,787	Polish Zloty	Citibank, N.A.	5/4/2017	2,725
581,634	Euro	2,508,129	Polish Zloty	Goldman Sachs International	5/4/2017	(12,954)
161,295	Euro	697,973	Polish Zloty	JPMorgan Chase Bank N.A.	5/4/2017	(4,220)
245,755	Euro	1,040,904	Polish Zloty	Goldman Sachs International	6/12/2017	9
165,706	Euro	51,914,182	Hungarian Forint	Goldman Sachs International	6/19/2017	87
72,245	Euro	328,269	Romanian Leu	JPMorgan Chase Bank N.A.	7/3/2017	50
23,048,343	Hungarian Forint	73,506	Euro	Citibank, N.A.	6/19/2017	30
683,179,850	Hungarian Forint	2,184,559	Euro	Citibank, N.A.	6/19/2017	(5,409)
2,909,166	Polish Zloty	683,374	Euro	Citibank, N.A.	5/4/2017	5,504
4,809,244	Polish Zloty	1,107,200	Euro	Goldman Sachs International	5/4/2017	33,620
881,714	Polish Zloty	203,726	Euro	Goldman Sachs International	5/4/2017	5,363
1,657,360	Polish Zloty	389,147	Euro	Goldman Sachs International	5/4/2017	3,325
752,405	Polish Zloty	178,026	Euro	JPMorgan Chase Bank N.A.	5/4/2017	26
7,491,825	Polish Zloty	1,764,551	Euro	JPMorgan Chase Bank N.A.	6/12/2017	4,573
7,803,787	Polish Zloty	1,842,445	Euro	Citibank, N.A.	7/5/2017	(2,810)
7,049,784	Romanian Leu	1,559,756	Euro	JPMorgan Chase Bank N.A.	5/2/2017	(7,370)
505,311	Romanian Leu	111,692	Euro	Citibank, N.A.	6/16/2017	(551)
2,113,475	Romanian Leu	463,626	Euro	Goldman Sachs International	6/16/2017	1,546
3,217,564	Romanian Leu	704,962	Euro	JPMorgan Chase Bank N.A.	6/16/2017	3,297
3,891,646	Romanian Leu	857,293	Euro	Citibank, N.A.	7/3/2017	(1,508)
Total						$19,503

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,266,892	Brazilian Real	$1,028,780	Goldman Sachs International	6/2/2017	$7,221
1,958,832	Brazilian Real	616,586	Goldman Sachs International	6/2/2017	4,058
2,418,762	Brazilian Real	759,876	Goldman Sachs International	6/2/2017	3,528
1,067,539	Brazilian Real	333,762	Goldman Sachs International	6/2/2017	(58)
1,085,152	Brazilian Real	342,380	JPMorgan Chase Bank N.A.	6/2/2017	3,052
1,068,858	Brazilian Real	338,107	Citibank, N.A.	7/12/2017	6,774
535,000	Brazilian Real	166,273	JPMorgan Chase Bank N.A.	7/12/2017	429
788,774	Canadian Dollar	589,801	Goldman Sachs International	7/6/2017	11,410
209,432	Canadian Dollar	156,558	Goldman Sachs International	7/6/2017	2,986
382,060,179	Chilean Peso	587,243	Citibank, N.A.	7/6/2017	16,522
359,312,442	Chilean Peso	552,363	JPMorgan Chase Bank N.A.	7/6/2017	15,623
4,600,000	Chinese Yuan Renminbi	662,633	JPMorgan Chase Bank N.A.	10/31/2017	6,139
4,500,000	Chinese Yuan Renminbi	647,902	JPMorgan Chase Bank N.A.	10/31/2017	5,679
944,116	Chinese Yuan Renminbi	135,519	JPMorgan Chase Bank N.A.	10/31/2017	779
5,124,798	Chinese Yuan Renminbi	738,497	Citibank, N.A.	11/14/2017	7,821
1,019,116,747	Colombian Peso	350,218	Goldman Sachs International	5/15/2017	4,553
184,411,265	Colombian Peso	61,080	Citibank, N.A.	6/1/2017	(1,320)
508,327,362	Colombian Peso	176,503	Goldman Sachs International	6/1/2017	4,500
5,137,878,363	Colombian Peso	1,735,178	Goldman Sachs International	6/1/2017	(3,330)
1,231,100,563	Colombian Peso	429,704	JPMorgan Chase Bank N.A.	6/1/2017	13,135
1,673,128,386	Colombian Peso	576,941	JPMorgan Chase Bank N.A.	6/1/2017	10,803
1,803,833,265	Colombian Peso	612,773	JPMorgan Chase Bank N.A.	6/1/2017	2,409
300,000	Euro	319,005	Citibank, N.A.	5/2/2017	(7,784)
3,821,117	Euro	4,153,589	Citibank, N.A.	5/3/2017	(8,753)
1,323,796	Euro	1,439,582	Goldman Sachs International	5/3/2017	(2,429)
319,921	Euro	340,732	Goldman Sachs International	5/3/2017	(7,757)
459,853	Euro	491,381	Goldman Sachs International	5/3/2017	(9,536)
712,778	Euro	762,284	Goldman Sachs International	5/3/2017	(14,145)
259,005	Euro	278,583	JPMorgan Chase Bank N.A.	5/3/2017	(3,551)
176,882	Euro	188,859	JPMorgan Chase Bank N.A.	5/3/2017	(3,818)
275,688	Euro	296,403	JPMorgan Chase Bank N.A.	5/3/2017	(3,904)
327,784	Euro	349,002	JPMorgan Chase Bank N.A.	5/3/2017	(8,053)
2,564,015	Euro	2,767,868	JPMorgan Chase Bank N.A.	5/3/2017	(25,113)
300,000	Euro	326,622	Goldman Sachs International	6/5/2017	(684)
144,510	Euro	157,296	JPMorgan Chase Bank N.A.	6/5/2017	(367)
3,791,054	Euro	4,059,979	Standard Chartered Bank	7/5/2017	(82,965)
471,842	Euro	503,253	Goldman Sachs International	7/11/2017	(12,544)
5,260,959,237	Indonesian Rupiah	393,313	Citibank, N.A.	5/23/2017	(663)
1,024,600,000	Indonesian Rupiah	76,769	Goldman Sachs International	5/23/2017	40
8,540,978,144	Indonesian Rupiah	635,017	JPMorgan Chase Bank N.A.	5/23/2017	(4,589)
3,832,197,127	Indonesian Rupiah	269,873	JPMorgan Chase Bank N.A.	5/23/2017	(17,108)
8,000,000,000	Indonesian Rupiah	547,009	JPMorgan Chase Bank N.A.	5/23/2017	(52,085)
11,196,072,562	Indonesian Rupiah	833,910	JPMorgan Chase Bank N.A.	6/19/2017	(2,258)
5,570,000,000	Indonesian Rupiah	415,703	JPMorgan Chase Bank N.A.	7/19/2017	1,155

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,724,402,512	Indonesian Rupiah	$126,214	Goldman Sachs International	7/20/2017	$(2,109)
2,084,874	Malaysian Ringgit	469,249	JPMorgan Chase Bank N.A.	5/30/2017	(11,563)
1,051,851	Malaysian Ringgit	235,788	JPMorgan Chase Bank N.A.	6/28/2017	(6,647)
959,672	Malaysian Ringgit	220,488	Citibank, N.A.	10/20/2017	(251)
8,443,146	Mexican Peso	443,950	Goldman Sachs International	5/22/2017	(3,093)
9,055,653	Mexican Peso	477,153	JPMorgan Chase Bank N.A.	5/22/2017	(2,321)
5,749,534	Mexican Peso	284,238	JPMorgan Chase Bank N.A.	5/22/2017	(20,185)
12,126,379	Mexican Peso	637,611	Standard Chartered Bank	5/22/2017	(4,450)
18,765,570	New Taiwan Dollar	613,154	Goldman Sachs International	5/22/2017	(8,340)
7,431,604	New Taiwan Dollar	247,308	JPMorgan Chase Bank N.A.	5/22/2017	1,182
18,800,000	New Taiwan Dollar	614,580	JPMorgan Chase Bank N.A.	5/22/2017	(8,054)
17,500,000	Philippine Peso	352,077	JPMorgan Chase Bank N.A.	5/26/2017	4,029
17,500,000	Philippine Peso	351,830	JPMorgan Chase Bank N.A.	5/26/2017	3,781
37,841,052	Philippine Peso	759,403	JPMorgan Chase Bank N.A.	6/30/2017	8,852
22,506,339	Russian Rubles	393,743	Citibank, N.A.	6/21/2017	2,702
25,040,772	Russian Rubles	430,757	Goldman Sachs International	6/21/2017	(4,319)
39,926,303	Russian Rubles	679,274	Goldman Sachs International	6/21/2017	(14,433)
18,620,298	Russian Rubles	314,108	JPMorgan Chase Bank N.A.	6/21/2017	(9,414)
125,000,000	Russian Rubles	2,133,561	JPMorgan Chase Bank N.A.	6/21/2017	(38,274)
24,487,201	Russian Rubles	426,235	Citibank, N.A.	7/14/2017	2,964
206,780,514	Russian Rubles	3,590,715	JPMorgan Chase Bank N.A.	7/14/2017	16,435
7,724,244	Russian Rubles	135,871	JPMorgan Chase Bank N.A.	7/14/2017	2,354
10,110,140	Russian Rubles	176,488	JPMorgan Chase Bank N.A.	7/14/2017	1,731
1,000,000	Singapore Dollar	702,321	Citibank, N.A.	5/15/2017	(13,523)
800,000	Singapore Dollar	565,789	JPMorgan Chase Bank N.A.	6/7/2017	(7,014)
302,794	Singapore Dollar	217,327	Standard Chartered Bank	6/7/2017	526
800,000	Singapore Dollar	570,207	Citibank, N.A.	6/20/2017	(2,672)
4,807,878	South African Rand	365,158	Citibank, N.A.	6/7/2017	7,550
9,606,169	South African Rand	730,990	Goldman Sachs International	6/7/2017	16,486
4,435,649	South African Rand	346,344	Goldman Sachs International	6/7/2017	16,422
4,015,536	South African Rand	314,014	Goldman Sachs International	6/7/2017	15,340
2,100,533	South African Rand	152,854	Goldman Sachs International	6/7/2017	(3,382)
5,094,018	South African Rand	369,449	Goldman Sachs International	6/7/2017	(9,442)
4,830,533	South African Rand	374,127	JPMorgan Chase Bank N.A.	6/7/2017	14,834
13,901,528	South African Rand	1,042,830	JPMorgan Chase Bank N.A.	6/7/2017	8,839
2,339,591	South African Rand	173,946	JPMorgan Chase Bank N.A.	6/7/2017	(72)
861,654,878	South Korean Won	753,096	Citibank, N.A.	5/15/2017	(4,391)
116,369,131	South Korean Won	104,665	JPMorgan Chase Bank N.A.	5/15/2017	2,365
547,808,689	South Korean Won	491,418	Citibank, N.A.	6/23/2017	9,689
5,768,171	Thai Baht	165,112	JPMorgan Chase Bank N.A.	5/31/2017	(1,617)
894,974	Thai Baht	25,851	Goldman Sachs International	6/20/2017	(14)
36,031,106	Thai Baht	1,042,332	JPMorgan Chase Bank N.A.	6/20/2017	1,001
2,700,000	Thai Baht	78,545	JPMorgan Chase Bank N.A.	6/20/2017	513
448,126	Turkish Lira	115,856	Citibank, N.A.	5/3/2017	(10,272)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,575,706	Turkish Lira	$2,659,056	Citibank, N.A.	5/3/2017	$(36,077)
91,090	Turkish Lira	24,683	Goldman Sachs International	5/3/2017	(955)
545,202	Turkish Lira	147,989	Goldman Sachs International	5/3/2017	(5,461)
466,586	Turkish Lira	121,532	Goldman Sachs International	5/3/2017	(9,791)
701,193	Turkish Lira	183,615	Goldman Sachs International	5/3/2017	(13,739)
2,117,746	Turkish Lira	573,030	Goldman Sachs International	5/3/2017	(23,021)
386,560	Turkish Lira	104,531	JPMorgan Chase Bank N.A.	5/3/2017	(4,268)
2,332,948	Turkish Lira	599,088	JPMorgan Chase Bank N.A.	5/3/2017	(57,533)
1,775,016	Turkish Lira	487,910	Citibank, N.A.	7/25/2017	(18)
Total					$(343,318)

For the six months ended April 30, 2017, the Fund's investments in forward contracts had an average notional value of $126,244,936.

Credit default swap contracts ("credit default swaps")

At April 30, 2017, the Fund did not have any outstanding credit default swaps.

For the six months ended April 30, 2017, the average notional value of credit default swaps for the Fund was $265,362 for buy protection.

Cross currency swap contracts ("cross currency swaps")

At April 30, 2017, the Fund had outstanding cross currency swaps as follows:

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Unamortized Upfront Payments/ (Received) Paid	Unrealized Appreciation/ (Depreciation)	Total Fair Value(b)
JPMorgan Chase Bank N.A.	TRY	16,000,000	Pay	3-month Libor	11.93%	7/25/2018	$—	$14,113	$14,113

(a)   Notional value represents the value (including any fees or commissions) of the long positions when they were established.

TRY = Turkish Lira

(b)   Total Fair Value reflects the appreciation/ (depreciation) of the interest rate swaps plus accrued interest as of April 30, 2017.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Interest rate swap contracts ("interest rate swaps")

At April 30, 2017, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
CME Group, Inc.	MXN	83,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.10%	4/16/2020	$(7,177)
CME Group, Inc.	MXN	3,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.71%	1/21/2022	3,474
CME Group, Inc.	MXN	15,505,918	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.58%	1/28/2022	10,858
CME Group, Inc.	MXN	14,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.61%	3/7/2024	10,573
CME Group, Inc.	MXN	19,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.35%	3/20/2024	(330)
CME Group, Inc.	MXN	1,800,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.72%	12/3/2026	1,838
CME Group, Inc.	MXN	3,300,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	8.16%	12/28/2026	8,936
CME Group, Inc.	MXN	9,380,123	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	7.92%	1/22/2027	16,257
LCH.Clearnet Limited	PLN	5,256,500	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)	2.51%	1/10/2022	10,578
LCH.Clearnet Limited	PLN	1,250,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)	2.33%	4/6/2022	(955)
Total							$54,052

(a)   Notional amount is stated in the currency in which the swap is denominated.

MXN = Mexican Peso

PLN = Polish Zloty

(b)  Total Fair Value reflects the appreciation/(depreciation) of the interest rate swaps plus accrued interest as of April 30, 2017.

The Fund had $261,109 deposited in a segregated account to cover collateral requirements on centrally cleared interest rate swaps.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

At April 30, 2017, the Fund had outstanding over-the-counter ("OTC") interest rate swaps as follows:

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
Goldman Sachs International	BRL	3,811,089	Pay	1-day Overnight Brazil (CETIP)	11.81%	1/2/2018	$(29,391)
Goldman Sachs International	BRL	12,431,344	Pay	1-day Overnight Brazil (CETIP)	12.86%	1/2/2018	29,591
Goldman Sachs International	BRL	1,757,009	Pay	1-day Overnight Brazil (CETIP)	12.89%	1/2/2019	27,257
Goldman Sachs International	BRL	5,376,538	Pay	1-day Overnight Brazil (CETIP)	13.39%	1/2/2019	115,959
Goldman Sachs International	BRL	1,152,498	Pay	1-day Overnight Brazil (CETIP)	9.73%	1/2/2020	789
Goldman Sachs	BRL	3,622,798	Pay	1-day Overnight	12.73%	1/4/2021	118,677
International				Brazil (CETIP)
Goldman Sachs International	BRL	1,000,000	Pay	1-day Overnight Brazil (CETIP)	11.99%	1/3/2023	28,235
JPMorgan Chase Bank N.A.	BRL	1,063,932	Pay	1-day Overnight Brazil (CETIP)	11.46%	1/2/2020	14,203
JPMorgan Chase Bank N.A.	BRL	930,916	Pay	1-day Overnight Brazil (CETIP)	9.61%	1/2/2020	(490)
JPMorgan Chase Bank N.A.	CLP	599,800,067	Pay	Sinacofi Chile Interbank Rate Avg (CLICP)	3.55%	4/4/2022	9,414
Citibank, N.A.	CNY	4,500,000	Receive	7-day China Fixing Repo Rate (CNRR007)	3.61%	1/23/2022	9,201
Citibank, N.A.	CNY	5,000,000	Receive	7-day China Fixing Repo Rates (CNRR007)	3.89%	2/13/2022	468
Goldman Sachs International	CNY	2,100,000	Receive	7-day China Fixing Repo Rates (CNRR007)	3.89%	3/29/2022	169
Goldman Sachs International	COP	1,846,930,126	Receive	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)	7.23%	5/4/2026	(68,251)
JPMorgan Chase Bank, N.A.	COP	1,124,229,971	Pay	1-day Colombia Overnight Interbank Reference Rate (IBRCOL)	6.96%	11/17/2017	163
Goldman Sachs	CZK	6,500,000	Receive	6-month Prague Interbank	1.16%	2/22/2027	4,106
International				Offer Rate (PRIBOR)
Citibank, N.A.	CZK	2,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.35%	6/27/2021	2,353
Goldman Sachs International	CZK	14,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.61%	8/5/2020	2,235
Goldman Sachs International	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.57%	12/16/2020	7,610

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
Goldman Sachs International	CZK	6,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.38%	8/2/2021	$5,599
Goldman Sachs International	CZK	17,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.33%	9/1/2021	18,132
Goldman Sachs International	CZK	4,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.53%	11/1/2021	3,538
Goldman Sachs International	CZK	5,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.87%	3/9/2022	1,173
Goldman Sachs International	CZK	31,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.69%	4/6/2022	19,207
JPMorgan Chase Bank N.A.	CZK	3,500,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.36%	9/29/2021	3,640
JPMorgan Chase Bank N.A.	CZK	5,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.73%	2/10/2022	2,471
JPMorgan Chase Bank N.A.	CZK	10,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.84%	4/19/2022	3,342
JPMorgan Chase Bank N.A.	CZK	8,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.94%	11/14/2026	10,977
JPMorgan Chase Bank, N.A.	CZK	95,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.54%	2/16/2020	25,473
JPMorgan Chase Bank, N.A.	CZK	8,600,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.30%	2/26/2021	8,373
JPMorgan Chase Bank, N.A.	CZK	5,000,000	Receive	6-month Prague Interbank Offer Rate (PRIBOR)	0.39%	4/4/2021	4,245
Goldman Sachs International	HUF	2,200,000,000	Receive	3-month Budapest Interbank Offer Rate (BUBOR)	0.65%	4/11/2019	(474)
Goldman Sachs International	HUF	359,014,464	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.27%	1/10/2022	(4,313)
Goldman Sachs International	HUF	520,000,000	Pay	6-month Budapest Interbank Offer Rate (BUBOR)	4.07%	4/11/2027	8,389
JPMorgan Chase Bank, N.A.	HUF	1,079,898,824	Receive	3-month Budapest Interbank Offer Rate (BUBOR)	1.77%	7/17/2017	(65,614)
JPMorgan Chase Bank, N.A.	HUF	600,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	0.85%	10/10/2019	(20,948)
JPMorgan Chase Bank, N.A.	HUF	382,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	0.69%	4/20/2020	1,837
JPMorgan Chase Bank, N.A.	HUF	128,246,450	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.38%	6/17/2021	(10,191)
JPMorgan Chase Bank, N.A.	HUF	45,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	1.30%	4/6/2022	(40)
JPMorgan Chase Bank, N.A.	HUF	225,000,000	Receive	6-month Budapest Interbank Offer Rate (BUBOR)	4.29%	8/4/2024	(149,528)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

Counterparty	Notional Amount(a)		Portfolio Pays/ Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
Citibank, N.A.	INR	32,000,000	Receive	1-day FBIL Overnight Mumbai Interbank Swap Rate (MIBOR)	6.50%	3/30/2022	$4,050
Goldman Sachs International	INR	100,000,000	Receive	1-day FBIL Overnight Mumbai Interbank Swap Rate (MIBOR)	6.70%	3/6/2022	(1,106)
JPMorgan Chase Bank N.A.	INR	100,000,000	Receive	1-day FBIL Overnight Mumbai Interbank Swap Rate (MIBOR)	6.69%	3/14/2022	(253)
Goldman Sachs International	KRW	8,000,000,000	Pay	3-month Certificate of Deposit Rate (KWCDC)	1.32%	11/4/2018	(25,448)
Goldman Sachs International	KRW	3,000,000,000	Receive	3-month Certificate of Deposit Rate (KWCDC)	1.39%	11/4/2021	35,398
Goldman Sachs International	MXN	9,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.37%	3/17/2021	(30,922)
Goldman Sachs International	MXN	28,033,731	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	5.90%	9/12/2022	(95,222)
Goldman Sachs International	MXN	10,713,184	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.21%	12/8/2025	(45,983)
Goldman Sachs International	MXN	9,462,643	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.17%	3/5/2026	(43,064)
Goldman Sachs International	MXN	5,000,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.38%	9/16/2026	(20,137)
JPMorgan Chase Bank, N.A.	MXN	7,500,000	Pay	28-day Mexican Interbank Equilibrium Interest Rate (TIIE)	6.13%	6/18/2026	(36,310)
Goldman Sachs International	PLN	2,700,000	Pay	6-month Poland Warsaw Interbank Offer Rate (WIBOR)	2.87%	12/16/2026	5,160
Total							$(116,251)

(a)  Notional amount is stated in the currency in which the swap is denominated.

BRL = Brazilian Real

CLP = Chilean Peso

CNY = Chinese Yuan Renminbi

COP = Colombian Peso

CZK = Czech Republic Koruna

HUF = Hungarian Forint

INR = Indian Rupee

KRW= South Korean Won

MXN = Mexican Peso

PLN = Polish Zloty

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

(b)  Total Fair Value reflects the appreciation/(depreciation) of the interest rate swaps plus accrued interest as of April 30, 2017.

For the six months ended April 30, 2017, that average notional value of interest rate swaps and cross currency swaps for the Fund was $25,057,490 when the Fund paid the fixed rate and $21,015,708 when the Fund received the fixed rate.

At April 30, 2017, the Fund had cash collateral of $1,000 and $20,000 deposited in a segregated account for Citibank, N.A. and JPMorgan Chase Bank, N.A., respectively, to cover collateral requirements on OTC derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stock(a)	$158	$—	$—	$158
Corporate Bonds(a)	—	42,049	—	42,049
Foreign Government Securities
Dominican Republic	—	1,397	43	1,440
Other Foreign Government Securities(a)	—	103,490	—	103,490
Total Foreign Government Securities	—	104,887	43	104,930
Short-Term Investment	—	8,602	—	8,602
Total Investments	$158	$155,538	$43	$155,739

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Foreign Government Securities(c)
Dominican Republic	$45	$—	$—	$(2)	$—	$—	$—	$—	$43	$(2)
Total	$45	$—	$—	$(2)	$—	$—	$—	$—	$43	$(2)

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$61	$—	$—	$61
Liabilities	(98)	—	—	(98)
Forward contracts(a)
Assets	—	1,334	—	1,334
Liabilities	—	(992)	—	(992)
Swaps
Assets	—	608	—	608
Liabilities	—	(656)	—	(656)
Total	$(37)	$294	$—	$257

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Foreign Government*	$103,492	65.4%
Oil & Gas	9,845	6.2%
Banks	7,206	4.6%
Electric	3,496	2.2%
Telecommunications	2,368	1.5%
Real Estate	2,124	1.3%
Iron — Steel	2,029	1.3%
Food	1,747	1.1%
Chemicals	1,710	1.1%
Mining	1,629	1.0%
Lodging	1,580	1.0%
Diversified Financial Services	1,447	0.9%
Pipelines	913	0.6%
Metal Fabricate — Hardware	831	0.5%
Engineering & Construction	746	0.5%
Gas	597	0.4%
Municipal	581	0.4%
Commercial Services	510	0.3%
Holding Companies — Diversified	501	0.3%
Retail	472	0.3%
Media	429	0.3%
Transportation	419	0.3%
Real Estate Investment Trusts	408	0.3%
Building Materials	325	0.2%
Airlines	314	0.2%
Investment Companies	303	0.2%
Internet	203	0.1%
Textiles	198	0.1%
Forest Products & Paper	198	0.1%
Insurance	196	0.1%
Energy — Alternate Sources	161	0.1%
Beverages	159	0.1%
Short-Term Investment and Other Assets — Net	11,046	7.0%
	$158,183	100.0%

*Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 90.4%
Aerospace & Defense 0.6%
	Transdigm Inc.
$1,078	First Lien Term Loan D, 4.14%, due 6/4/21	$1,079
373	Term Loan E1, due 5/14/22	373	(b)(c)
1,225	First Lien Term Loan F, 3.99%, due 6/9/23	1,223
		2,675
Air Transport 0.9%
	American Airlines Inc.
590	First Lien Term Loan B, 2.99%, due 6/27/20	590
1,141	First Lien Term Loan B1, 3.49%, due 10/10/21	1,142
1,173	First Lien Term Loan, 3.49%, due 4/28/23	1,174
925	United Air Lines, Inc., First Lien Term Loan B, 3.42%, due 4/1/24	926
		3,832
All Telecom 5.8%
545	Cologix, First Lien Term Loan B, 4.00%, due 3/9/24	545
1,042	Communications Sales and Leasing Inc., First Lien Term Loan, 4.00%, due 10/24/22	1,038
	Consolidated Communications Inc.
245	First Lien Term Loan B2, due 10/5/23	246	(b)(c)
1,234	First Lien Term Loan B, 4.00%, due 10/5/23	1,241
158	Frontier Communications Corp., First Lien Term Loan A, 3.75%, due 3/31/21	154
399	GTT Communications, Inc., First Lien Term Loan, 5.00%, due 1/9/24	403
4,919	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.89%, due 6/30/19	4,850
1,485	Level 3 Financing, Inc., First Lien Term Loan B, 3.24%, due 2/22/24	1,489
658	Midcontinent Communications, First Lien Term Loan B, 3.33%, due 12/31/23	664
615	NeuStar, First Lien Term Loan B2, due 3/1/24	623	(b)(c)
1,300	Premiere Global Services, Inc., First Lien Term Loan, 7.50%, due 12/8/21	1,298
1,270	RCN Grande, First Lien Term Loan, 3.99%, due 2/1/24	1,274
1,018	SBA Communications, First Lien Term Loan B1, 3.25%, due 3/24/21	1,024
3,015	Sprint Communications, Inc., First Lien Term Loan B, 3.50%, due 2/2/24	3,017
	Syniverse Technologies
405	First Lien Term Loan, 4.15%, due 4/23/19	370
2,075	First Lien Term Loan, 4.15%, due 4/23/19	1,904
1,040	Telesat, First Lien Term Loan B, 4.15%, due 11/17/23	1,048
819	Zayo Group, First Lien Term Loan B2, 3.50%, due 1/19/24	824
2,085	Ziggo Secured, First Lien Term Loan E, 3.49%, due 4/23/25	2,085
		24,097
Automotive 1.2%
	ABRA Auto
609	First Lien Term Loan, 4.77%, due 9/17/21	615
700	Second Lien Term Loan, 8.25%, due 9/17/22	700
633	Allison Transmission, First Lien Term Loan B, 2.99%, due 9/23/22	640
677	Caliber Collision, First Lien Term Loan, 4.00%, due 2/1/24	681
604	Cooper Standard Automotive Inc., First Lien Term Loan B, 3.90%, due 11/2/23	605
488	Dealer Tire LLC, First Lien Term Loan B, 4.94%, due 12/22/21	493
1,160	Midas Intermediate, First Lien Term Loan B, 3.90%, due 8/18/21	1,165
		4,899

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Brokers, Dealers & Investment Houses 0.2%
$617	Compass Diversified, First Lien Term Loan B, 3.90%, due 6/6/21	$623
Building & Development 3.2%
1,760	American Builders & Co. Inc., First Lien Term Loan B, 3.74%, due 10/31/23	1,770
891	Beacon Roofing Supply, First Lien Term Loan B, 3.74%, due 10/1/22	896
	Capital Automotive LP
1,630	First Lien Term Loan B, 4.00%, due 3/16/24	1,642
1,030	Second Lien Term Loan, 7.00%, due 3/21/25	1,051
1,862	DTZ, First Lien Term Loan B, 4.34%, due 11/4/21	1,868
250	Forterra, First Lien Term Loan, due 10/25/23	249	(b)(c)
	HD Supply, Inc.
363	First Lien Term Loan B, 3.90%, due 8/13/21	366
632	First Lien Term Loan B, 3.73%, due 10/17/23	636
1,160	Jeld Wen, Inc., First Lien Term Loan B, 4.15%, due 7/1/22	1,172
419	Mueller Water Products Inc., First Lien Term Loan B, 3.54%, due 11/25/21	423
332	Ply Gem Industries, Inc., First Lien Term Loan B, 4.15%, due 1/30/21	334
708	Quikrete, First Lien Term Loan, 4.24%, due 11/15/23	709
2,324	Realogy Group, Term Loan, 3.40%, due 7/20/22	2,342
		13,458
Business Equipment & Services 11.2%
2,597	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	2,414
	Advantage Sales and Marketing
1,977	First Lien Term Loan, 4.25%, due 7/25/21	1,928
355	First Lien Term Loan, 4.25%, due 7/25/21	346
850	Second Lien Term Loan, 7.50%, due 7/25/22	809	(b)(c)
395	Alixpartners, First Lien Term Loan B, due 4/29/24	398	(b)(c)
999	Brand Services, Inc., First Lien Term Loan, 4.92%, due 11/26/20	1,001
	Brickman Group Holdings Inc.
1,236	Term Loan, 4.15%, due 12/18/20	1,240
202	Second Lien Term Loan, 7.50%, due 12/18/21	203
507	Brock Holdings III, Second Lien Term Loan B, 11.25%, due 3/16/18	495
585	CCC Information Services Inc., First Lien Term Loan B, due 3/29/24	582	(b)(c)
995	Change Healthcare Holdings, First Lien Term Loan B, 3.75%, due 3/1/24	998
858	Coinmach Corp., First Lien Term Loan B, 4.27%, due 11/8/19	859
	Colorado Buyer, Inc.
1,195	First Lien Term Loan B, due 3/1/24	1,201	(b)(c)
480	Second Lien Term Loan, due 3/14/25	481	(b)(c)
1,925	CPA Global, First Lien Term Loan B, 4.67%, due 12/3/20	1,926
534	Digitalglobe, Inc., First Lien Term Loan B, 3.74%, due 12/22/23	536
154	Equinix, Inc., First Lien Term Loan B, 3.49%, due 1/9/23	155
	First Data Corporation
4,304	First Lien Term Loan, 3.99%, due 7/10/22	4,326
4,019	First Lien Term Loan, 3.49%, due 4/20/24	4,019	(b)(c)
497	FleetCor Technologies, First Lien Term Loan B, 3.24%, due 11/14/21	499
	Garda World Security
1,049	First Lien Term Loan B, 4.00%, due 11/9/20	1,048
155	First Lien Term Loan DD, 4.00%, due 11/9/20	155
680	Gartner, First Lien Term Loan B, 2.99%, due 3/15/24	685
1,581	Genesys, First Lien Term Loan B, 5.16%, due 12/1/23	1,593
289	Global Payments, First Lien Term Loan B, 3.49%, due 4/22/23	290
1,225	Information Resource, Inc., First Lien Term Loan B, 5.25%, due 1/18/24	1,237
914	Kar Auction Services, First Lien Term Loan B3, 4.50%, due 3/9/23	920
	Kronos
928	First Lien Term Loan B, 5.03%, due 11/1/23	930
230	Second Lien Term Loan, 9.28%, due 11/1/24	239

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Mitchell International, Inc.
$2,791	First Lien Term Loan, 4.54%, due 10/11/20	$2,804	(b)(c)
375	Second Lien Term Loan, 8.67%, due 10/11/21	378
588	On Assignment, First Lien Term Loan B, 3.24%, due 6/5/22	592
2,095	Presidio, First Lien Term Loan, 4.40%, due 2/2/22	2,118
1,789	Protection One, First Lien Term Loan, 4.25%, due 5/2/22	1,807
1,990	Servicemaster Company, First Lien Term Loan B, 3.48%, due 11/8/23	2,011
1,442	Solera, First Lien Term Loan B, 4.25%, due 3/3/23	1,452
985	Tempo Acquisition LLC, First Lien Term Loan B, 3.00%, due 4/20/24	984
1,466	TRANS UNION LLC, First Lien Term Loan B2, 3.49%, due 4/9/23	1,478
552	Vantiv, First Lien Term Loan B, 3.49%, due 10/14/23	555
802	Wex, First Lien Term Loan B, 4.49%, due 7/1/23	810
		46,502
Cable & Satellite Television 5.1%
4,105	Cablevision Systems Corp., First Lien Term Loan B, 3.24%, due 7/17/25	4,102	(b)(c)
1,671	Cequel Communications, LLC, First Lien Term Loan B, 3.16%, due 7/14/25	1,669
	Charter Communications Operating LLC
348	First Lien Term Loan F, 3.00%, due 1/3/21	350
2,331	First Lien Term Loan I, 3.24%, due 1/15/24	2,342
680	Mediacom Illinois LLC, First Lien Term Loan K, 3.20%, due 2/19/24	683
2,970	Numericable, First Lien Term Loan B11, due 6/22/25	2,954	(b)(c)
	Telenet
1,745	First Lien Term Loan AF, 3.97%, due 1/31/25	1,747
2,605	First Lien Term Loan A, due 6/30/25	2,612	(b)(c)
1,485	UPC Financing Partnership, First Lien Term Loan AP, 3.74%, due 4/15/25	1,490
850	Virgin Media, First Lien Term Loan I, 3.74%, due 1/31/25	853
2,632	Wide Open West, First Lien Term Loan B, 4.55%, due 8/11/23	2,645
		21,447
Chemicals & Plastics 2.0%
	Allnex
344	First Lien Term Loan B, 4.41%, due 9/13/23	344	(b)(c)
259	First Lien Term Loan B2, 4.41%, due 9/13/23	259	(b)(c)
818	Dupont Performance Coatings, First Lien Term Loan B, 3.65%, due 2/1/23	826
1,347	Huntsman International LLC, First Lien Term Loan B, 3.99%, due 4/1/23	1,363
	Ineos Finance PLC
956	First Lien Term Loan B, 3.74%, due 3/31/22	963
314	First Lien Term Loan B, 3.74%, due 3/31/24	316
1,020	KIK Custom Products, Inc., First Lien Term Loan B, 5.65%, due 8/26/22	1,030
382	Pq Corp., First Lien Term Loan, 5.25%, due 11/4/22	387
	Solenis
997	First Lien Term Loan, 4.30%, due 7/31/21	999
408	Second Lien Term Loan, 7.80%, due 7/31/22	405
1,617	Univar USA, Inc., First Lien Term Loan B, 3.74%, due 7/1/22	1,621
		8,513
Conglomerates 0.4%
774	Harland Clark Holdings Corp., First Lien Term Loan B6, 6.65%, due 2/3/22	775
840	Spectrum Brands, Inc., First Lien Term Loan B, 3.12%, due 6/23/22	844
		1,619

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Containers & Glass Products 5.1%
$888	Anchor Glass, First Lien Term Loan, 4.25%, due 12/7/23	$894
	Berlin Packaging
2,751	First Lien Term Loan, 4.50%, due 10/1/21	2,764
525	Second Lien Term Loan, 7.75%, due 10/1/22	524
	Berry Plastics
1,780	Term Loan, 3.65%, due 10/1/22	1,792
1,170	First Lien Term Loan J, 3.52%, due 1/13/24	1,176
2,065	BWAY Corporation, First Lien Term Loan, due 3/22/24	2,051	(b)(c)
	Constantia Flexibles Group
155	First Lien Term Loan B1, 4.00%, due 4/29/22	155
1,169	First Lien Term Loan B2, 4.00%, due 4/29/22	1,169
	Fort Dearborn Co.
1,114	First Lien Term Loan B, 5.15%, due 10/19/23	1,125
194	Second Lien Term Loan B, 9.65%, due 10/6/24	192
	Klockner Pentaplast
197	First Lien Term Loan, 4.40%, due 4/28/20	198
460	First Lien Term Loan, 4.40%, due 4/28/20	464
689	Proampac, First Lien Term Loan, 5.04%, due 10/20/23	699
3,067	Reynolds Group, First Lien Term Loan, 3.99%, due 2/5/23	3,083
2,696	SIG Combibloc Group, First Lien Term Loan B, 4.00%, due 3/12/22	2,712
	Tekni-Plex Inc.
1,659	First Lien Term Loan, 4.50%, due 6/1/22	1,663
151	Second Lien Term Loan, 8.75%, due 6/1/23	150
567	Tricorbraun, First Lien Term Loan, 4.90%, due 10/30/23	572
		21,383
Cosmetics - Toiletries 0.2%
934	Prestige Brands, Inc., First Lien Term Loan B4, 3.74%, due 1/26/24	943
Drugs 3.5%
3,635	Endo Pharma, First Lien Term Loan B, due 4/6/24	3,662	(b)(c)
4,072	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.33%, due 8/18/22	4,093
607	Pharmaceutical Technologies & Services, First Lien Term Loan B, 3.75%, due 5/20/21	613
6,046	Valeant Pharmaceuticals, First Lien Term Loan BF3, 5.74%, due 4/1/22	6,081	(b)(c)
		14,449
Ecological Services & Equipment 0.6%
1,299	ADS Waste Holdings, Inc., First Lien Term Loan B, 3.70%, due 11/10/23	1,310
996	Waste Industries USA Inc., First Lien Term Loan B1, 3.74%, due 2/27/20	1,003
		2,313
Electronics - Electrical 8.1%
	Applied Systems
889	First Lien Term Loan, 4.40%, due 1/25/21	895	(b)(c)
277	Second Lien Term Loan, 7.65%, due 1/23/22	279
2,130	Avast Software BV, First Lien Term Loan B, 4.40%, due 9/30/23	2,150	(b)(c)
1,480	BMC Software, First Lien Term Loan, due 9/10/22	1,488	(b)(c)
1,149	CommScope, First Lien Term Loan B, 3.49%, due 12/29/22	1,157
1,011	CPI ACQUISITION INC., First Lien Term Loan, 5.83%, due 8/17/22	943
3,959	Datatel-Sophia LP, First Lien Term Loan B, 4.40%, due 9/30/22	3,952	(b)(c)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,800	Dell, First Lien Term Loan, 3.50%, due 9/7/23	$2,810
1,270	Go Daddy, First Lien Term Loan B, 3.49%, due 2/15/24	1,275
630	Hyland Software, Inc., First Lien Term Loan, 4.24%, due 7/1/22	634
1,615	Infor Global Solutions Ltd., First Lien Term Loan, 3.90%, due 2/1/22	1,611
	Micro Focus
107	First Lien Term Loan C, 2.75%, due 4/18/24	107
723	First Lien Term Loan B3, 2.75%, due 4/18/24	725
	Misys Europe SA
455	First Lien Term Loan B, 4.50%, due 5/3/24	453
460	Second Lien Term Loan, 8.25%, due 5/3/25	455
512	MKS Instruments, Inc., First Lien Term Loan B, 3.74%, due 4/29/23	516
369	Oberthur Technologies, First Lien Term Loan B1, 3.75%, due 12/15/23	370	(b)(c)
1,622	On Semiconductor, First Lien Term Loan B, 3.24%, due 3/31/23	1,629
	Optiv, Inc.
1,915	First Lien Term Loan, 4.25%, due 2/1/24	1,912
200	Second Lien Term Loan, 8.25%, due 1/13/25	203
1,441	Rackspace Hosting Inc., First Lien Term Loan B, 4.53%, due 11/3/23	1,451
1,602	Riverbed Technology, First Lien Term Loan B, 4.25%, due 4/24/22	1,598
856	Sensata Technologies, First Lien Term Loan B1, 3.24%, due 10/14/21	862
	SkillSoft
603	First Lien Term Loan, 5.75%, due 4/28/21	563
647	Second Lien Term Loan, 9.25%, due 4/28/22	483
1,622	Vertafore, First Lien Term Loan, 4.25%, due 6/17/23	1,626
896	Western Digital Corp., First Lien Term Loan, 3.74%, due 4/29/23	903
2,467	Zebra Technologies, First Lien Term Loan B, 3.60%, due 10/27/21	2,490
		33,540
Equipment Leasing 1.0%
1,260	AER/Int'l Lease Finance Corp., First Lien Term Loan B, 3.40%, due 10/30/22	1,270
2,840	Avolon, First Lien Term Loan B2, 3.74%, due 3/20/22	2,882	(b)(c)
		4,152
Financial Intermediaries 2.1%
577	Americold, First Lien Term Loan B, 4.75%, due 12/1/22	582
1,665	CITCO, First Lien Term Loan, due 3/23/22	1,673	(b)(c)
1,020	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 4.00%, due 8/18/23	1,015
894	Guggenheim Partners, First Lien Term Loan B, 3.74%, due 7/22/23	899
364	Lender Processing Services, First Lien Term Loan B, 3.25%, due 5/27/22	365
1,069	Royalty Pharma AG, First Lien Term Loan B6, 3.15%, due 3/13/23	1,072
761	SAM Finance, First Lien Term Loan B, 4.39%, due 12/17/20	767
364	TCW Group, First Lien Term Loan B1, 3.31%, due 2/6/20	366
2,201	Walter Investment Mgmt, First Lien Term Loan, 4.75%, due 12/18/20	1,983
		8,722
Food & Drug Retailers 1.9%
	Albertsons LLC
1,147	First Lien Term Loan B4, 3.99%, due 8/25/21	1,151
1,811	First Lien Term Loan B5, 4.40%, due 12/21/22	1,819
838	First Lien Term Loan B6, 4.30%, due 6/22/23	841
1,500	General Nutrition Centers, First Lien Term Loan, 3.50%, due 3/4/19	1,381	(b)(c)
2,589	Rite Aid Corp., Second Lien Term Loan 2, 5.02%, due 6/21/21	2,591
		7,783

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food Products 1.4%
$515	B&G Foods Inc., First Lien Term Loan B, 3.24%, due 11/2/22	$520
576	DE Master Blenders 1753 NV, First Lien Term Loan B, 4.25%, due 7/2/22	577
	Del Monte Foods
1,223	First Lien Term Loan, 4.31%, due 2/18/21	1,020
665	Second Lien Term Loan, 8.30%, due 8/18/21	449
1,763	NBTY, Inc., First Lien Term Loan B, 4.65%, due 5/5/23	1,769
340	Nomad Foods Europe Midco Ltd., First Lien Term Loan B, 2.75%, due 4/20/24	341
1,022	Pinnacle Foods Finance, First Lien Term Loan B, 2.98%, due 2/2/24	1,028
		5,704
Food Service 1.5%
670	Aramark Corporation, First Lien Term Loan B, 2.99%, due 3/2/24	675
534	Burger King Corporation, First Lien Term Loan B, due 2/15/24	534	(b)(c)
1,163	Manitowoc Foodservice, First Lien Term Loan B, 4.00%, due 2/28/23	1,173
1,618	US Foods, First Lien Term Loan B, 3.74%, due 6/27/23	1,632
445	Weight Watchers International Inc., Term Loan, 4.40%, due 4/2/20	422
1,977	Yum Brands, Inc., First Lien Term Loan B, 2.99%, due 6/16/23	1,987
		6,423
Health Care 7.0%
1,995	Acadia Healthcare Co., First Lien Term Loan B2, 3.98%, due 2/16/23	1,995
1,218	Air Medical Group Holding, First Lien Term Loan B, 4.25%, due 4/28/22	1,209
556	Air Methods, First Lien Term Loan B, due 4/12/24	555	(b)(c)
	CHS/Community Health
725	First Lien Term Loan G1, 3.80%, due 12/31/19	722
2,978	First Lien Term Loan H1, 4.05%, due 1/27/21	2,958
1,436	Concentra Operating Company, First Lien Term Loan 1, 4.06%, due 6/1/22	1,442
990	Convatec Inc., Term Loan, 3.65%, due 10/26/23	999	(b)(c)
961	Davita Inc., First Lien Term Loan B, 3.74%, due 6/24/21	971
2,075	Envision Healthcare, First Lien Term Loan B, 4.15%, due 12/1/23	2,094
3,175	Grifols SA, First Lien Term Loan B, 2.25%, due 1/19/25	3,182
1,728	HCA Inc., First Lien Term Loan B9, 2.99%, due 3/18/23	1,734
3,338	IASIS Healthcare Corporation, First Lien Term Loan B2, 4.50%, due 5/3/18	3,347
520	IASIS Heathcare LLC, First Lien Term Loan, 5.25%, due 2/28/21	517
735	Immucor, First Lien Term Loan B2, 5.00%, due 8/17/18	732
500	IMS Health Incorporated, First Lien Term Loan B, 3.15%, due 3/7/24	505
1,636	Mallinckrodt International, First Lien Term Loan B, 3.90%, due 9/24/24	1,635
245	Mediware Information System, First Lien Term Loan B, 4.75%, due 2/9/24	246
1,692	Multiplan, Inc., First Lien Term Loan B, 4.90%, due 6/7/23	1,713
576	National Mentor, Inc., First Lien Term Loan B, 4.40%, due 1/31/21	580
2,085	Team Health, Inc., First Lien Term Loan B, 3.75%, due 2/6/24	2,066
		29,202
Industrial Equipment 3.9%
	Crosby Worldwide
2,502	First Lien Term Loan, 4.05%, due 11/22/20	2,316
520	Second Lien Term Loan, 7.05%, due 11/22/21	426
1,310	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	1,324
2,447	Filtration Group, First Lien Term Loan B, 4.30%, due 11/21/20	2,456	(b)(c)
780	Gates Global LLC, First Lien Term Loan B, 4.41%, due 3/30/24	783
900	Generac Power Systems Inc., First Lien Term Loan B, 3.90%, due 5/31/23	907
449	Harsco, First Lien Term Loan B, 6.00%, due 11/2/23	457
1,432	Husky Injection Molding, First Lien Term Loan B, 4.25%, due 6/30/21	1,440
2,419	Milacron LLC, First Lien Term Loan B, 3.99%, due 9/24/23	2,431

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$750	Minimax Viking, First Lien Term Loan B, 3.74%, due 8/16/23	$751
2,005	Rexnord Corp., First Lien Term Loan B, 3.89%, due 8/21/23	2,011
1,125	Signode Industrial, First Lien Term Loan B, 3.81%, due 5/1/21	1,129
		16,431
Insurance 0.5%
	Sedgwick Holdings Inc.
1,562	First Lien Term Loan, 3.75%, due 2/28/21	1,562
159	First Lien Term Loan B, 4.40%, due 2/28/21	159
405	Second Lien Term Loan, 6.75%, due 2/28/22	405
		2,126
Leisure Goods - Activities - Movies 3.0%
497	Amc Entertainment, First Lien Term Loan B, 2.25%, due 12/15/22	500
898	Bright Horizons, First Lien Term Loan B, 3.74%, due 11/3/23	904
2,668	Emerald Expositions Holdings, First Lien Term Loan B, 4.90%, due 6/17/20	2,681
	Formula One
407	Second Lien Term Loan, 8.07%, due 7/29/22	410
2,875	First Lien Term Loan B, due 2/1/24	2,878	(b)(c)
896	Live Nation Entertainment, Inc., First Lien Term Loan B, 3.50%, due 10/27/23	902
210	Match Group Inc., First Lien Term Loan B, 4.28%, due 11/16/22	212
327	Regal Cinemas Corporation, First Lien Term Loan, 3.49%, due 4/1/22	330
2,080	Seaworld, First Lien Term Loan B5, 3.40%, due 3/1/24	2,075	(b)(c)
350	Six Flags Theme Parks, Inc., First Lien Term Loan B, 3.25%, due 6/30/22	353
308	SRAM, First Lien Term Loan B, 4.50%, due 4/10/24	308
815	Warner Music Group, First Lien Term Loan, 3.75%, due 11/1/23	818
		12,371
Lodging & Casinos 6.6%
910	Aristocrat Leisure, First Lien Term Loan, 3.41%, due 10/20/21	917	(b)(c)
1,431	Boyd Gaming Corporation, First Lien Term Loan B, 3.45%, due 9/15/23	1,437
920	Caesars Entertainment, First Lien Term Loan B, due 4/4/24	914	(b)(c)
1,525	CityCenter, First Lien Term Loan B, due 4/14/24	1,527	(b)(c)
1,255	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	1,381	(d)
1,170	Extended Stay, First Lien Term Loan B, 3.49%, due 8/30/23	1,175
2,040	Four Seasons Holdings Inc., First Lien Term Loan, 4.15%, due 11/21/23	2,062
401	Graton Casino, First Lien Term Loan B, 4.74%, due 9/1/22	402
1,493	Hilton Worldwide, First Lien Term Loan B2, 2.99%, due 10/25/23	1,505
	MGM Growth Properties
905	First Lien Term Loan B, 2.25%, due 4/25/23	907
1,570	First Lien Term Loan B, 3.49%, due 4/25/23	1,572
	Mohegan Tribal Gaming
330	First Lien Term Loan A, 4.74%, due 10/13/21	331
1,742	First Lien Term Loan B, 5.65%, due 10/13/23	1,752
	MTR Gaming Group
639	First Lien Term Loan B, 6.25%, due 7/23/22	636
2,690	First Lien Term Loan B, due 3/15/24	2,683	(b)(c)
530	Penn National Gaming, First Lien Term Loan B, 3.52%, due 1/19/24	533
325	Pinnacle Foods Finance, First Lien Term Loan B, 4.00%, due 3/30/23	328	(b)(c)
3,013	Scientific Games Corp., First Lien Term Loan B3, 4.99%, due 10/1/21	3,056
1,903	Station Casinos, First Lien Term Loan B, 3.50%, due 6/8/23	1,901
2,611	Twin Rivers Casino, First Lien Term Loan B, 4.65%, due 7/10/20	2,647
		27,666

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oil & Gas 0.9%
$374	Chesapeake Energy Corp., First Lien Term Loan, due 8/23/21	$404	(b)(c)
2,115	Energy Transfer Equity, First Lien Term Loan, 3.73%, due 2/2/24	2,119
650	Gavilan Resources, Second Lien Term Loan, 7.00%, due 3/1/24	643
660	Summit Midstream Holdings LLC, First Lien Term Loan B, 7.02%, due 5/16/22	672
		3,838
Publishing 0.6%
896	Nielsen Finance LLC, First Lien Term Loan B4, 3.00%, due 10/4/23	899
356	Springer Science+Business Media S.A., First Lien Term Loan B9, 4.62%, due 8/15/20	356
1,179	Tribune Company, First Lien Term Loan B, 3.99%, due 1/27/24	1,186
		2,441
Radio & Television 2.7%
1,783	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	1,393
494	Gray Television Inc., First Lien Term Loan B, 3.48%, due 2/7/24	497
1,529	iHeartCommunications Inc., First Lien Term Loan D, 7.74%, due 1/30/19	1,301	(b)(c)
420	Lions Gate, First Lien Term Loan B, 3.98%, due 12/8/23	422
157	Mission Broadcasting, First Lien Term Loan B, 3.99%, due 1/17/24	159
1,623	Nexstar Broadcasting, First Lien Term Loan B, 3.99%, due 1/17/24	1,637
898	Sinclair Broadcasting, First Lien Term Loan B2, 3.25%, due 1/3/24	899
5,103	Univision Communications Inc., First Lien Term Loan C5, 3.75%, due 3/15/24	5,067	(b)(c)
		11,375
Retailers (except food & drug) 2.0%
1,782	99¢ Only Stores, First Lien Term Loan B2, 4.61%, due 1/11/19	1,661
	Bass Pro Shops
1,154	First Lien Term Loan B1, 4.24%, due 6/5/20	1,152
2,010	First Lien Term Loan B, 6.15%, due 12/16/23	1,956
	BJS Wholesale Club Inc.
1,020	First Lien Term Loan B, 4.75%, due 1/27/24	1,015
200	Second Lien Term Loan, due 1/27/25	200	(b)(c)
879	CDW LLC, First Lien Term Loan B, 3.15%, due 8/17/23	885
1,158	PetSmart, Inc., First Lien Term Loan B, 4.02%, due 3/10/22	1,059
384	Pilot Travel Centers, First Lien Term Loan B, 2.99%, due 5/25/23	387
		8,315
Steel 0.5%
294	FMG Resources, First Lien Term Loan, 3.75%, due 6/30/19	296
971	McJunkin Red Man Corporation, First Lien Term Loan, 5.00%, due 11/9/19	979
818	TMS International, First Lien Term Loan B, 4.56%, due 10/16/20	824
		2,099
Surface Transport 0.8%
1,248	Avis Budget Car Rental, First Lien Term Loan B, due 3/15/22	1,248	(b)(c)
745	Hertz Corporation, First Lien Term Loan B, 3.74%, due 6/30/23	746
	Kenan Advantage Group
1,029	First Lien Term Loan B1, 4.00%, due 7/29/22	1,029
144	First Lien Term Loan B2, 4.00%, due 7/29/22	144
		3,167

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Utilities 5.9%
	Calpine Construction
$456	First Lien Term Loan B1, 3.24%, due 5/3/20	$456
779	First Lien Term Loan B2, 3.49%, due 1/31/22	779
	Calpine Corp.
119	First Lien Term Loan B6, 3.90%, due 1/15/23	120
1,317	First Lien Term Loan B7, 3.90%, due 5/31/23	1,321
308	First Lien Term Loan B5, 3.90%, due 1/16/24	309
3,415	Dynegy Holdings Inc., First Lien Term Loan C, 4.25%, due 2/7/24	3,412	(b)(c)
1,901	Energy Future Intermediate Holding Co. LLC, First Lien Term Loan, 4.30%, due 6/30/17	1,910
1,274	Essential Power, First Lien Term Loan, 4.75%, due 8/8/19	1,274
827	Helix Gen Funding LLC, First Lien Term Loan B, due 3/8/24	834	(b)(c)
3,185	Nautilus Power LLC, First Lien Term Loan B, 5.00%, due 4/28/24	3,153
1,267	NRG Energy Inc., First Lien Term Loan B, 3.24%, due 6/30/23	1,271
	RJS Power Holdings LLC
853	First Lien Term Loan B1, 5.00%, due 7/6/23	846
1,425	First Lien Term Loan B2, due 4/6/24	1,413	(b)(c)
	Texas Competitive
778	First Lien Term Loan C, 3.74%, due 8/4/23	776
3,402	First Lien Term Loan B, 3.75%, due 8/4/23	3,394
259	First Lien Term Loan B2, 4.25%, due 8/4/24	260
3,046	TPF II, First Lien Term Loan B, 5.00%, due 10/2/23	3,063	(b)(c)
		24,591
	Total Loan Assignments (Cost $376,836)	376,699
Corporate Bonds 4.1%
Banking 0.1%
295	Ally Financial, Inc., 3.60%, due 5/21/18	299	(e)
275	CIT Group, Inc., 5.25%, due 3/15/18	284	(e)
		583
Cable & Satellite Television 0.2%
360	CSC Holdings LLC, 6.75%, due 11/15/21	396
400	Numericable-SFR SA, 6.00%, due 5/15/22	417	(e)(f)
		813
Chemicals 0.1%
370	PQ Corp., 6.75%, due 11/15/22	401	(f)
Electric - Generation 0.1%
390	NRG Energy, Inc., 6.25%, due 7/15/22	397
Electric - Integrated 0.0%(l)
255	PPL Energy Supply LLC, 4.60%, due 12/15/21	198
Energy - Exploration & Production 0.3%
340	Chesapeake Energy Corp., 8.00%, due 12/15/22	358	(f)
860	EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, due 2/15/25	766	(e)(f)
		1,124

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Gaming 0.3%
$725	GLP Capital L.P./GLP Financing II, Inc., 4.38%, due 11/1/18	$745	(e)
375	Scientific Games Int'l, Inc., 7.00%, due 1/1/22	401	(g)
		1,146
Gas Distribution 0.4%
380	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	405	(e)(f)
415	Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, due 5/1/21	399
325	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	354
370	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.25%, due 11/15/23	366
		1,524
Health Facilities 0.7%
690	HCA, Inc., 3.75%, due 3/15/19	706	(e)
215	MPT Operating Partnership L.P./MPT Finance Corp., 6.38%, due 2/15/22	222
	Tenet Healthcare Corp.
735	5.00%, due 3/1/19	738	(e)
720	4.63%, due 6/15/20	724	(a)
390	Universal Health Services, Inc., 3.75%, due 8/1/19	396	(e)(f)
		2,786
Media Content 0.1%
275	Gannett Co., Inc., 5.13%, due 10/15/19	282	(e)
Oil Field Equipment & Services 0.1%
340	Precision Drilling Corp., 7.75%, due 12/15/23	360	(f)
Packaging 0.5%
765	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, due 9/15/22	780	(e)(f)
880	BWAY Holding Co., 5.50%, due 4/15/24	890	(e)(f)
475	Reynolds Group Issuer, Inc., 4.66%, due 7/15/21	485	(a)(e)(f)
		2,155
Pharmaceuticals 0.8%
870	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.88%, due 10/15/24	886	(f)
	Valeant Pharmaceuticals Int'l, Inc.
1,045	6.50%, due 3/15/22	1,070	(e)(f)
540	5.88%, due 5/15/23	399	(f)
1,055	7.00%, due 3/15//24	1,076	(e)(f)
		3,431
Support - Services 0.2%
420	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, due 6/1/22	408	(e)(f)
590	Hertz Corp., 6.75%, due 4/15/19	589
		997

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecom - Wireless 0.2%
$880	Sprint Spectrum Co., LLC, 3.36%, due 9/20/21	$888	(e)(f)
	Total Corporate Bonds (Cost $16,969)	17,085
Asset-Backed Securities 2.1%
640	ACAS CLO Ltd., Ser. 2015-2A, Class E, 6.94%, due 10/28/27	634	(a)(e)(f)
543	AIMCO CLO, Ser. 2015-AA, Class E, 8.98%, due 1/15/28	550	(a)(f)
285	ALM VII Ltd., Ser. 2012-7A, Class DR, 8.26%, due 10/15/28	289	(a)(f)
390	Apidos CLO, Ser. 2015-22A, Class D, 7.16%, due 10/20/27	391	(a)(f)
500	Ares XLIII CLO Ltd., Ser. 2017-43A, Class E, 0.00%, due 10/15/29	491	(a)(f)(h)(i)
405	Babson CLO Ltd., Ser. 2015-2A, Class E, 6.71%, due 7/20/27	399	(a)(f)
640	Benefit Street Partners CLO Ltd., Ser. 2015-VIIA, Class D, 6.51%, due 7/18/27	625	(a)(e)(f)
285	California Street CLO IX L.P., Ser. 2012-9A, Class ER, 8.20%, due 10/16/28	289	(a)(f)
325	Cumberland Park CLO Ltd., Ser. 2015-2A, Class E, 6.16%, due 7/20/26	314	(a)(f)
385	Highbridge Loan Management Ltd., Ser. 2015-7A, Class E, 6.79%, due 11/15/26	384	(a)(f)
270	LCM Ltd. Partnership, Ser. 19A, Class E2, 6.86%, due 7/15/27	268	(a)(f)
385	Magnetite CLO Ltd., Ser. 2015-15A, Class E, 7.61%, due 10/25/27	387	(a)(f)
1,000	Palmer Square CLO Ltd., Ser. 2013-2A, Class DR, 7.26%, due 10/17/27	983	(a)(e)(f)(h)
335	Riserva CLO Ltd., Ser. 2016-3A, Class E, 7.91%, due 10/18/28	339	(a)(f)
500	Symphony CLO XIV Ltd., Ser. 2014-14A, Class E, 5.76%, due 7/14/26	468	(a)(f)
685	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class E, 8.41%, due 7/17/28	690	(a)(f)
250	TIAA CLO Ltd., Ser. 2017-1A, Class E, 7.06%, due 4/20/29	234	(a)(f)
405	Voya CLO Ltd., Ser. 2015-3A, Class D2, 6.61%, due 10/20/27	395	(a)(f)
445	Webster Park CLO Ltd., Ser. 2015-1A, Class D, 7.26%, due 1/20/27	446	(a)(f)
	Total Asset-Backed Securities (Cost $8,160)	8,576
NUMBER OF SHARES
Short-Term Investment 15.6%
Investment Company 15.6%
65,056,540	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $65,057)	65,057	(e)(j)
	Total Investments 112.2% (Cost $467,022)	467,417
	Other Assets Less Liabilities (12.2)%	(50,921	)(k)
	Net Assets 100.0%	$416,496

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(b)  All or a portion of this security has not settled as of April 30, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Illiquid security.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued securities and/or delayed delivery securities with a total value of approximately $77,932,000.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $18,561,000 or 4.5% of net asset of the Fund. Securities denoted with (f) but without (d) have been deemed by the investment manager to be liquid.

(g)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2017 amounted to approximately $401,000, which represents 0.1% of net assets of the Fund.

(h)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2017, amounted to approximately $1,474,000, which represents approximately 0.4% of net assets of the Fund

(i)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $491,000, which represents 0.1% of net assets of the Fund.

(j)  Represents 7-day effective yield as of April 30, 2017.

(k)  As of April 30, 2017, the value of unfunded loan commitments was approximately $725,000 for the Fund (see Note A of Notes to Financial Statements).

(l)  Represents less than 0.05% of net assets.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Automotive	$—	$3,734	$1,165	$4,899
Business Equipment & Services	—	46,007	495	46,502
Chemicals & Plastics	—	7,910	603	8,513
Containers & Glass Products	—	18,742	2,641	21,383
Leisure Goods—Activities—Movies	—	12,063	308	12,371
Oil & Gas	—	3,166	672	3,838
Steel	—	1,275	824	2,099
Other Loan Assignments(a)	—	277,094	—	277,094
Total Loan Assignments	—	369,991	6,708	376,699
Corporate Bonds(a)	—	17,085	—	17,085
Asset-Backed Securities	—	7,593	983	8,576
Short-Term Investment	—	65,057	—	65,057
Total Investments	$—	$459,726	$7,691	$467,417

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Loan Assignments(c)
Automotive	$1,141	$—	$—	$(6)	$526	$(3)	$—	$(493)	$1,165	$(6)
Building & Development	635	—	—	—	—	—	—	(635)	—	—
Business Equipment & Services	—	1	—	16	—	—	478	—	495	16
Chemicals & Plastics	—	—	—	(2)	324	(1)	282	—	603	(2)
Containers & Glass Products	1,226	—	(1)	(5)	900	(234)	755	—	2,641	(5)
Electronics—Electrical	433	—	—	—	—	—	—	(433)	—	—
Leisure Goods— Activities—Movies	686	—	6	1	1,241	(940)	—	(686)	308	1
Oil & Gas	—	—	3	18	763	(112)	—	—	672	18
Steel	489	1	—	14	324	(4)	—	—	824	14
Asset-Backed(d)	—	—	—	—	983	—	—	—	983	—
Total	$4,610	$2	$8	$36	$5,061	$(1,294)	$1,515	$(2,247)	$7,691	$36

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(d)  As of the six months ended April 30, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

As of the six months ended April 30, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $2,247,000 was transferred from Level 3 to Level 2. Also, approximately $1,515,000 was transferred from Level 2 to Level 3. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2017, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) (5.9%)
All Telecom 0.1%
	Syniverse Technologies
$2,795	First Lien Term Loan, 4.15%, due 4/23/19	$2,564
1,797	First Lien Term Loan, 4.15%, due 4/23/19	1,643
		4,207
Business Equipment & Services 1.4%
17,793	Advantage Sales and Marketing, Second Lien Term Loan, 7.50%, due 7/25/22	16,930
17,787	First Data Corporation, First Lien Term Loan, 3.99%, due 7/10/22	17,881
5,587	Presido, First Lien Term Loan, 4.40%, due 2/2/22	5,648
6,918	Servicemaster Company, First Lien Term Loan B, 3.48%, due 11/8/23	6,991
		47,450
Cable & Satellite Television 0.4%
4,888	Cablevision Systems Corp., First Lien Term Loan B, 3.24%, due 7/17/25	4,884
8,701	Wide Open West, First Lien Term Loan B, 4.55%, due 8/11/23	8,746
		13,630
Conglomerates 0.1%
4,780	Harland Clark Holdings Corp., First Lien Term Loan B6, 6.65%, due 2/3/22	4,786
Containers & Glass Products 0.5%
16,199	Reynolds Group, First Lien Term Loan, 3.99%, due 2/5/23	16,279
Drugs 0.2%
5,584	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.33%, due 8/18/22	5,612
Electronics - Electrical 0.1%
5,101	Rackspace Hosting Inc., First Lien Term Loan B, 4.53%, due 11/3/23	5,136
Equipment Leasing 0.2%
5,745	Avolon, First Lien Term Loan B2, 3.74%, due 3/20/22	5,829
Food & Drug Retailers 0.2%
6,123	General Nutrition Centers, First Lien Term Loan, 3.50%, due 3/4/19	5,636
Health Care 0.6%
7,950	Envision Healthcare, First Lien Term Loan B, 4.15%, due 12/1/23	8,024
2,754	Multiplan, Inc., First Lien Term Loan B, 4.90%, due 6/7/23	2,789
11,960	Team Health, Inc., First Lien Term Loan B, 3.75%, due 2/6/24	11,848
		22,661

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Leisure Goods - Activities - Movies 0.1%
$3,070	Match Group Inc., First Lien Term Loan B, 4.28%, due 11/16/22	$3,104
Lodging & Casinos 0.9%
11,520	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	12,672	(b)
6,955	Extended Stay, First Lien Term Loan B, 3.49%, due 8/30/23	6,987
3,315	MGM Growth Properties, First Lien Term Loan B, 3.49%, due 4/25/23	3,321
7,118	MTR Gaming Group, First Lien Term Loan B, 6.25%, due 7/23/22	7,087
		30,067
Radio & Television 0.3%
2,540	Sinclair Broadcasting, First Lien Term Loan B2, 3.25%, due 1/3/24	2,544
8,390	Univision Communications Inc., First Lien Term Loan C5, 3.75%, due 3/15/24	8,331
		10,875
Retailers (except food & drug) 0.5%
	Bass Pro Shops
4,403	First Lien Term Loan B1, 4.24%, due 6/5/20	4,394
6,800	First Lien Term Loan B, 6.15%, due 12/16/23	6,616
7,000	BJS Wholesale Club Inc., First Lien Term Loan B, 4.75%, due 1/27/24	6,968
		17,978
Utilities 0.3%
8,116	Calpine Corp., First Lien Term Loan B6, 3.90%, due 1/15/23	8,141
2,758	Texas Competitive, First Lien Term Loan B2, 4.25%, due 8/4/24	2,767
		10,908
	Total Loan Assignments (Cost $201,568)	204,158
Corporate Bonds 90.2%
Advertising 1.2%
3,245	Lamar Media Corp., 5.75%, due 2/1/26	3,533
8,130	MDC Partners, Inc., 6.50%, due 5/1/24	7,927	(c)
21,810	Nielsen Finance LLC, 5.00%, due 4/15/22	22,451	(c)
6,630	Nielsen Finance LLC/Nielsen Finance Co., 4.50%, due 10/1/20	6,754
		40,665
Auto Parts & Equipment 0.4%
6,110	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	6,103	(c)(d)
6,115	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	6,367	(c)
		12,470
Banking 4.1%
	Ally Financial, Inc.
13,955	6.25%, due 12/1/17	14,304
22,975	3.60%, due 5/21/18	23,264
6,295	3.25%, due 11/5/18	6,358
27,250	8.00%, due 3/15/20	30,758

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	CIT Group, Inc.
$8,415	5.25%, due 3/15/18	$8,683
19,205	6.63%, due 4/1/18	20,079	(c)
23,675	5.00%, due 5/15/18	23,815	(c)
1,948	5.50%, due 2/15/19	2,058	(c)
10,155	3.88%, due 2/19/19	10,434
		139,753
Building & Construction 1.6%
6,275	CalAtlantic Group, Inc., 5.25%, due 6/1/26	6,408
	Lennar Corp.
12,860	4.75%, due 12/15/17	12,973
10,925	4.75%, due 11/15/22	11,348
4,712	Meritage Homes Corp., 6.00%, due 6/1/25	5,021
4,430	Ryland Group, Inc., 5.38%, due 10/1/22	4,729
3,065	Standard Pacific Corp., 8.38%, due 1/15/21	3,601
6,628	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/24	7,009	(c)
3,240	Toll Brothers Finance Corp., 4.38%, due 4/15/23	3,313
		54,402
Building Materials 1.0%
3,535	Allegion PLC, 5.88%, due 9/15/23	3,774
	HD Supply, Inc.
12,355	5.25%, due 12/15/21	13,035	(c)
3,890	5.75%, due 4/15/24	4,133	(c)
	USG Corp.
9,520	8.25%, due 1/15/18	9,984
3,905	5.50%, due 3/1/25	4,100	(c)
		35,026
Cable & Satellite Television 7.7%
	Altice Luxembourg SA
10,220	7.75%, due 5/15/22	10,859	(c)
5,830	7.63%, due 2/15/25	6,223	(c)
5,855	Altice US Finance I Corp., 5.50%, due 5/15/26	6,053	(c)
	CCO Holdings LLC/CCO Holdings Capital Corp.
12,100	5.25%, due 9/30/22	12,554
13,195	5.13%, due 5/1/23	13,772	(c)
16,520	5.75%, due 2/15/26	17,547	(c)
3,070	5.13%, due 5/1/27	3,131	(c)
9,635	5.88%, due 5/1/27	10,249	(c)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
7,726	6.38%, due 9/15/20	7,963	(c)
10,057	5.13%, due 12/15/21	10,283	(c)
	CSC Holdings LLC
19,645	10.88%, due 10/15/25	23,599	(c)
3,675	5.50%, due 4/15/27	3,799	(c)
7,875	CSC Holdings, Inc., 7.63%, due 7/15/18	8,338
	DISH DBS Corp.
6,419	6.75%, due 6/1/21	6,981
13,005	5.88%, due 11/15/24	13,639
4,690	7.75%, due 7/1/26	5,493

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Numericable-SFR SA
$35,905	6.00%, due 5/15/22	$37,431	(c)
25,605	7.38%, due 5/1/26	26,949	(c)
3,365	UPCB Finance IV Ltd., 5.38%, due 1/15/25	3,424	(c)
13,325	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	13,608	(c)
8,881	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	9,247
13,045	Ziggo Secured Finance B.V., 5.50%, due 1/15/27	13,404	(c)
		264,546
Chemicals 0.6%
4,835	CF Industries, Inc., 5.38%, due 3/15/44	4,213
	Momentive Performance Materials, Inc.
4,775	8.88%, due 10/15/20	0	(b)(e)(f)(g)
4,775	3.88%, due 10/24/21	4,745
8,980	NOVA Chemicals Corp., 5.00%, due 5/1/25	9,193	(c)
	WR Grace & Co-Conn
1,555	5.13%, due 10/1/21	1,670	(c)
1,555	5.63%, due 10/1/24	1,687	(c)
		21,508
Consumer - Commercial Lease Financing 2.6%
	Aircastle Ltd.
9,230	4.63%, due 12/15/18	9,564
2,140	6.25%, due 12/1/19	2,321
6,185	5.13%, due 3/15/21	6,595
2,845	5.50%, due 2/15/22	3,081
4,595	5.00%, due 4/1/23	4,905
	Navient Corp.
3,145	5.50%, due 1/15/19	3,267
22,715	4.88%, due 6/17/19	23,451
	Park Aerospace Holdings Ltd.
17,865	5.25%, due 8/15/22	18,870	(c)(h)
17,855	5.50%, due 2/15/24	18,882	(c)
		90,936
Discount Stores 0.4%
11,625	Dollar Tree, Inc., 5.75%, due 3/1/23	12,334
Electric - Generation 2.8%
	Calpine Corp.
12,900	6.00%, due 1/15/22	13,480	(c)
15,150	5.38%, due 1/15/23	14,923
	Dynegy, Inc.
6,575	5.88%, due 6/1/23	5,802
4,805	7.63%, due 11/1/24	4,397
	NRG Energy, Inc.
12,055	6.25%, due 7/15/22	12,282
10,415	6.63%, due 3/15/23	10,571
14,480	7.25%, due 5/15/26	14,806
21,125	6.63%, due 1/15/27	20,914
		97,175

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Electric - Integrated 0.9%
$9,460	IPALCO Enterprises, Inc., 5.00%, due 5/1/18	$9,720
23,345	PPL Energy Supply LLC, 4.60%, due 12/15/21	18,092
5,460	Talen Energy Supply LLC, 6.50%, due 6/1/25	4,341
		32,153
Electronics 1.4%
13,385	Amkor Technology, Inc., 6.38%, due 10/1/22	13,954
4,480	Flextronics Int'l Ltd., 5.00%, due 2/15/23	4,831
	Micron Technology, Inc.
3,475	5.25%, due 8/1/23	3,597	(c)
4,890	5.50%, due 2/1/25	5,110
2,925	5.63%, due 1/15/26	3,093	(c)
5,800	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	6,068	(c)
5,935	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	6,425	(c)
4,105	Zebra Technologies Corp., 7.25%, due 10/15/22	4,439
		47,517
Energy - Exploration & Production 7.8%
	Antero Resources Corp.
7,830	5.38%, due 11/1/21	8,084
10,880	5.13%, due 12/1/22	11,043
6,300	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	6,497	(c)
8,608	Bill Barrett Corp., 7.00%, due 10/15/22	8,221
	Chesapeake Energy Corp.
6,590	6.13%, due 2/15/21	6,475
15,710	5.38%, due 6/15/21	14,846
4,135	5.75%, due 3/15/23	3,846
13,980	5.50%, due 9/15/26	13,753	(c)
7,015	Concho Resources, Inc., 5.50%, due 4/1/23	7,274
	Continental Resources, Inc.
3,698	4.50%, due 4/15/23	3,642
9,960	3.80%, due 6/1/24	9,362
3,905	4.90%, due 6/1/44	3,388
	EP Energy LLC/Everest Acquisition Finance, Inc.
23,380	9.38%, due 5/1/20	22,152
6,489	7.75%, due 9/1/22	5,191
25,350	6.38%, due 6/15/23	19,076
8,350	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	8,747	(c)
9,265	Halcon Resources Corp., 6.75%, due 2/15/25	8,894	(c)
9,145	Newfield Exploration Co., 5.38%, due 1/1/26	9,591
12,145	Oasis Petroleum, Inc., 6.88%, due 3/15/22	12,297
3,540	PDC Energy, Inc., 6.13%, due 9/15/24	3,628	(c)
	Range Resources Corp.
12,350	5.00%, due 8/15/22	12,211	(c)
16,245	5.00%, due 3/15/23	16,083	(c)
3,965	4.88%, due 5/15/25	3,806
13,325	Sanchez Energy Corp., 6.13%, due 1/15/23	12,259
	SM Energy Co.
3,470	6.13%, due 11/15/22	3,522
4,840	5.00%, due 1/15/24	4,562
	Whiting Petroleum Corp.
5,690	5.00%, due 3/15/19	5,747
8,750	5.75%, due 3/15/21	8,706
12,140	6.25%, due 4/1/23	12,140

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$3,745	WPX Energy, Inc., 5.25%, due 9/15/24	$3,670
		268,713
Food & Drug Retail 1.0%
	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC
14,975	6.63%, due 6/15/24	15,312	(c)
10,670	5.75%, due 3/15/25	10,376	(c)
7,415	Rite Aid Corp., 6.13%, due 4/1/23	7,341	(c)
		33,029
Food - Wholesale 1.3%
14,804	NBTY, Inc., 7.63%, due 5/15/21	15,729	(c)
	Post Holdings, Inc.
7,955	6.00%, due 12/15/22	8,492	(c)
4,580	7.75%, due 3/15/24	5,090	(c)
7,210	5.50%, due 3/1/25	7,534	(c)
7,470	5.75%, due 3/1/27	7,741	(c)
		44,586
Gaming 2.8%
	Boyd Gaming Corp.
3,615	6.88%, due 5/15/23	3,891
5,525	6.38%, due 4/1/26	5,953
	GLP Capital L.P./GLP Financing II, Inc.
15,310	4.88%, due 11/1/20	16,305
6,265	5.38%, due 11/1/23	6,766
	Isle of Capri Casinos, Inc.
6,340	8.88%, due 6/15/20	6,530
9,387	5.88%, due 3/15/21	9,692
4,840	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, due 5/1/24	5,221
	MGM Resorts Int'l
8,485	8.63%, due 2/1/19	9,376
4,435	6.63%, due 12/15/21	4,978
	Scientific Games Int'l, Inc.
6,697	6.25%, due 9/1/20	6,446
5,520	6.63%, due 5/15/21	5,320
6,110	10.00%, due 12/1/22	6,619
3,573	Station Casinos LLC, 7.50%, due 3/1/21	3,720
5,665	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	5,892	(c)
		96,709
Gas Distribution 7.4%
10,640	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	10,879	(c)
10,070	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	10,725	(c)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
16,245	6.25%, due 4/1/23	16,956
6,595	5.75%, due 4/1/25	6,842	(c)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	DCP Midstream LLC
$2,490	9.75%, due 3/15/19	$2,820	(c)
2,115	5.35%, due 3/15/20	2,207	(c)
2,050	4.75%, due 9/30/21	2,096	(c)
9,760	6.75%, due 9/15/37	10,694	(c)
8,560	5.85%, due 5/21/43	8,175	(a)(c)
	DCP Midstream Operating L.P.
4,685	2.50%, due 12/1/17	4,691
4,400	5.60%, due 4/1/44	4,202
	Duke Energy Corp.
2,360	8.13%, due 8/16/30	2,761
4,245	6.45%, due 11/3/36	4,553	(c)
	Energy Transfer Equity L.P.
7,135	7.50%, due 10/15/20	8,040
7,225	5.88%, due 1/15/24	7,785
3,160	5.50%, due 6/1/27	3,397
	Ferrellgas L.P./Ferrellgas Finance Corp.
12,085	6.75%, due 1/15/22	11,632
9,400	6.75%, due 6/15/23	9,071
3,825	NuStar Logistics L.P., 5.63%, due 4/28/27	3,941
5,750	ONEOK, Inc., 6.00%, due 6/15/35	6,052
10,470	Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, due 4/15/23	10,900
	Rockies Express Pipeline LLC
11,880	5.63%, due 4/15/20	12,700	(c)
4,915	7.50%, due 7/15/38	5,431	(c)
6,865	6.88%, due 4/15/40	7,337	(c)
16,245	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	16,042
11,055	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	11,193
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
10,250	4.25%, due 11/15/23	10,147
9,130	6.75%, due 3/15/24	9,952
8,580	5.13%, due 2/1/25	8,859	(c)
6,195	5.38%, due 2/1/27	6,474	(c)
	Williams Cos., Inc.
4,780	4.55%, due 6/24/24	4,893
4,255	Ser. A, 7.50%, due 1/15/31	5,032
8,230	5.75%, due 6/24/44	8,518
		254,997
Health Facilities 5.1%
	Columbia/HCA Corp.
8,805	7.69%, due 6/15/25	10,038
1,370	7.05%, due 12/1/27	1,514
	HCA, Inc.
4,635	6.50%, due 2/15/20	5,087
3,090	5.88%, due 3/15/22	3,426
11,230	4.75%, due 5/1/23	11,791
19,275	5.00%, due 3/15/24	20,456
8,635	5.25%, due 4/15/25	9,280
3,835	5.88%, due 2/15/26	4,075
6,100	4.50%, due 2/15/27	6,158
29,030	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	28,304
4,440	LifePoint Health, Inc., 5.88%, due 12/1/23	4,584

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	MPT Operating Partnership L.P./MPT Finance Corp.
$6,195	6.38%, due 3/1/24	$6,706
10,648	5.50%, due 5/1/24	11,207
8,270	5.25%, due 8/1/26	8,477
13,795	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	14,398
	Tenet Healthcare Corp.
3,800	6.25%, due 11/1/18	3,983
8,485	5.00%, due 3/1/19	8,522
11,055	7.50%, due 1/1/22	11,829	(c)
4,430	8.13%, due 4/1/22	4,496
3,008	6.88%, due 11/15/31	2,572
		176,903
Health Services 0.7%
6,095	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	6,267
6,630	DaVita, Inc., 5.75%, due 8/15/22	6,870
	Service Corp. Int'l
5,095	5.38%, due 1/15/22	5,254
6,260	5.38%, due 5/15/24	6,612
		25,003
Hotels 0.4%
13,628	ESH Hospitality, Inc., 5.25%, due 5/1/25	13,798	(c)
Investments & Misc. Financial Services 0.9%
12,650	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, due 3/15/19	12,808
	MSCI, Inc.
8,095	5.25%, due 11/15/24	8,581	(c)
9,250	5.75%, due 8/15/25	9,967	(c)
		31,356
Machinery 0.9%
6,999	Case New Holland Industrial, Inc., 7.88%, due 12/1/17	7,253
	CNH Industrial Capital LLC
3,360	3.38%, due 7/15/19	3,406
3,620	4.88%, due 4/1/21	3,805
3,875	4.38%, due 4/5/22	3,951
5,900	CNH Industrial NV, 4.50%, due 8/15/23	6,039
4,560	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	5,267
		29,721
Managed Care 0.2%
6,640	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	7,138	(c)
Media Content 2.3%
12,430	Gannett Co., Inc., 5.13%, due 10/15/19	12,741
	Gray Television, Inc.
5,000	5.13%, due 10/15/24	5,012	(c)
2,355	5.88%, due 7/15/26	2,437	(c)

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	iHeartCommunications, Inc.
$2,688	6.88%, due 6/15/18	$1,828
9,068	11.25%, due 3/1/21	6,960
	Netflix, Inc.
5,805	5.50%, due 2/15/22	6,211
4,585	4.38%, due 11/15/26	4,516	(c)
395	Sinclair Television Group, Inc., 5.38%, due 4/1/21	407
	Sirius XM Radio, Inc.
5,195	4.25%, due 5/15/20	5,247	(c)
6,298	6.00%, due 7/15/24	6,739	(c)
9,950	5.38%, due 7/15/26	10,186	(c)
	Univision Communications, Inc.
6,349	6.75%, due 9/15/22	6,651	(c)
10,075	5.13%, due 5/15/23	10,239	(c)
		79,174
Medical Products 0.5%
	Fresenius Medical Care US Finance II, Inc.
9,775	6.50%, due 9/15/18	10,312	(c)
2,825	5.88%, due 1/31/22	3,097	(c)
3,505	4.75%, due 10/15/24	3,584	(c)
		16,993
Metals - Mining Excluding Steel 3.8%
3,500	Alcoa, Inc., 5.13%, due 10/1/24	3,666
4,120	Anglo American Capital PLC, 4.45%, due 9/27/20	4,285	(c)
	First Quantum Minerals Ltd.
19,810	7.00%, due 2/15/21	20,503	(c)
12,980	7.25%, due 5/15/22	13,369	(c)
11,390	FMG Resources (August 2006) Pty Ltd., 9.75%, due 3/1/22	13,106	(c)
	Freeport-McMoRan, Inc.
8,165	2.38%, due 3/15/18	8,124
2,780	4.00%, due 11/14/21	2,728
12,565	3.88%, due 3/15/23	11,654
10,055	5.40%, due 11/14/34	8,949
3,995	5.45%, due 3/15/43	3,406
	Hudbay Minerals, Inc.
4,185	7.25%, due 1/15/23	4,452	(c)
11,525	7.63%, due 1/15/25	12,346	(c)
7,955	Novelis Corp., 5.88%, due 9/30/26	8,174	(c)
	Teck Resources Ltd.
3,690	4.75%, due 1/15/22	3,819
10,605	6.25%, due 7/15/41	11,241
		129,822
Oil Field Equipment & Services 0.6%
	Precision Drilling Corp.
5,919	6.63%, due 11/15/20	6,009
5,970	6.50%, due 12/15/21	6,045
8,340	5.25%, due 11/15/24	8,027
		20,081

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Packaging 1.7%
$11,705	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, due 2/15/25	$12,100	(c)
	Ball Corp.
3,010	4.38%, due 12/15/20	3,168
8,730	5.00%, due 3/15/22	9,319
5,825	Berry Plastics Corp., 5.13%, due 7/15/23	6,056
5,415	BWAY Holding Co., 5.50%, due 4/15/24	5,476	(c)
	Reynolds Group Issuer, Inc.
1,555	5.75%, due 10/15/20	1,602
3,808	6.88%, due 2/15/21	3,913
11,870	5.13%, due 7/15/23	12,375	(c)
5,435	Sealed Air Corp., 5.50%, due 9/15/25	5,815	(c)
		59,824
Personal & Household Products 0.8%
	Energizer Holdings, Inc.
4,445	4.70%, due 5/19/21	4,712
18,495	4.70%, due 5/24/22	19,703
4,195	Spectrum Brands, Inc., 5.75%, due 7/15/25	4,497
		28,912
Pharmaceuticals 3.1%
20,825	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	17,857	(c)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
11,740	6.00%, due 7/15/23	10,287	(c)
8,825	6.00%, due 2/1/25	7,453	(c)
4,530	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	4,723	(c)
4,310	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	3,922	(c)
	Valeant Pharmaceuticals Int'l, Inc.
27,055	5.50%, due 3/1/23	19,953	(c)
48,820	5.88%, due 5/15/23	36,066	(c)
7,970	6.13%, due 4/15/25	5,884	(c)
		106,145
Printing & Publishing 1.5%
	R.R. Donnelley & Sons Co.
21,665	7.63%, due 6/15/20	23,777
12,065	7.88%, due 3/15/21	13,030
8,730	6.50%, due 11/15/23	8,523
7,265	6.00%, due 4/1/24	6,820
		52,150
Recreation & Travel 1.2%
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
11,845	5.25%, due 3/15/21	12,170
3,820	5.38%, due 4/15/27	3,948	(c)
	NCL Corp. Ltd.
6,245	4.63%, due 11/15/20	6,401	(c)
11,640	4.75%, due 12/15/21	11,931	(c)
5,740	Royal Caribbean Cruises Ltd., 5.25%, due 11/15/22	6,328
		40,778
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Restaurants 0.4%
$4,231	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	$4,359	(c)
7,900	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	8,098	(c)
		12,457
Software - Services 2.7%
	First Data Corp.
8,765	7.00%, due 12/1/23	9,398	(c)
10,625	5.00%, due 1/15/24	10,867	(c)
12,505	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	12,780	(c)(d)
	Nuance Communications, Inc.
3,324	5.38%, due 8/15/20	3,395	(c)
12,870	6.00%, due 7/1/24	13,578	(c)
8,955	Open Text Corp., 5.88%, due 6/1/26	9,559	(c)
12,565	Rackspace Hosting, Inc., 8.63%, due 11/15/24	13,303	(c)
6,440	Symantec Corp., 5.00%, due 4/15/25	6,657	(c)
13,931	Syniverse Foreign Holdings Corp., 9.13%, due 1/15/22	13,827	(c)
		93,364
Specialty Retail 1.1%
3,491	Argos Merger Sub, Inc., 7.13%, due 3/15/23	3,185	(c)
10,285	Hanesbrands, Inc., 4.88%, due 5/15/26	10,234	(c)
1,660	L Brands, Inc., 5.63%, due 10/15/23	1,743
7,345	Liberty Media Corp., 8.50%, due 7/15/29	8,171
2,135	Penske Automotive Group, Inc., 5.38%, due 12/1/24	2,151
	QVC, Inc.
5,960	5.13%, due 7/2/22	6,248
7,175	5.45%, due 8/15/34	6,636
		38,368
Steel Producers - Products 1.0%
30,045	ArcelorMittal, 7.75%, due 10/15/39	34,326
Support - Services 3.3%
8,295	ADT Corp., 4.88%, due 7/15/32	7,238	(c)
3,565	AECOM, 5.88%, due 10/15/24	3,825
24,400	Anna Merger Sub, Inc., 7.75%, due 10/1/22	20,679	(c)
7,620	Aramark Services, Inc., 5.13%, due 1/15/24	8,039
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8,655	5.50%, due 4/1/23	8,525
4,740	6.38%, due 4/1/24	4,734	(c)
6,900	5.25%, due 3/15/25	6,503	(c)
15,600	Hertz Corp., 5.50%, due 10/15/24	13,377	(c)
17,653	IHS Markit Ltd., 5.00%, due 11/1/22	18,867	(c)
	Iron Mountain, Inc.
9,350	6.00%, due 8/15/23	9,934
8,879	5.75%, due 8/15/24	9,145
3,995	United Rental N.A., Inc., 5.75%, due 11/15/24	4,210
		115,076

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Technology Hardware & Equipment 2.4%
$3,590	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/25	$3,680
7,600	CommScope Technologies LLC, 6.00%, due 6/15/25	8,103	(c)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5,815	5.88%, due 6/15/21	6,164	(c)
6,640	6.02%, due 6/15/26	7,314	(c)
20,060	EMC Corp., 1.88%, due 6/1/18	19,973
5,080	Riverbed Technology, Inc., 8.88%, due 3/1/23	5,232	(c)
27,860	Western Digital Corp., 10.50%, due 4/1/24	32,875
		83,341
Telecom - Satellite 0.6%
5,844	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	6,319
	Intelsat Luxembourg SA
13,975	7.75%, due 6/1/21	8,088
11,195	8.13%, due 6/1/23	6,381
		20,788
Telecom - Wireless 3.9%
	Sprint Corp.
5,991	7.25%, due 9/15/21	6,553
24,405	7.88%, due 9/15/23	27,395
27,875	7.13%, due 6/15/24	30,314
	Sprint Nextel Corp.
3,405	9.00%, due 11/15/18	3,724	(c)
16,385	6.00%, due 11/15/22	17,071
	T-Mobile USA, Inc.
11,880	6.13%, due 1/15/22	12,548
10,365	6.00%, due 3/1/23	11,035
4,170	5.38%, due 4/15/27	4,462
3,045	Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, due 12/15/24	3,113	(c)(i)
	Wind Acquisition Finance SA
8,915	4.75%, due 7/15/20	9,060	(c)
8,390	7.38%, due 4/23/21	8,726	(c)
		134,001
Telecom - Wireline Integrated & Services 5.4%
	CenturyLink, Inc.
8,215	Ser. S, 6.45%, due 6/15/21	8,872
3,495	Ser. W, 6.75%, due 12/1/23	3,744
23,427	Citizens Communications Co., 9.00%, due 8/15/31	20,030
10,730	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, due 10/15/23	11,451
26,505	Embarq Corp., 8.00%, due 6/1/36	27,002
6,850	Equinix, Inc., 5.88%, due 1/15/26	7,381
	Frontier Communications Corp.
3,200	8.13%, due 10/1/18	3,404
3,195	7.13%, due 1/15/23	2,795
5,145	7.63%, due 4/15/24	4,412
30,320	11.00%, due 9/15/25	29,221
	Level 3 Financing, Inc.
7,665	5.38%, due 8/15/22	7,916
5,990	5.13%, due 5/1/23	6,147
3,655	5.38%, due 1/15/24	3,799

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$6,295	SoftBank Group Corp., 4.50%, due 4/15/20	$6,543	(c)
9,685	Telecom Italia Capital SA, 6.00%, due 9/30/34	9,903
15,054	U.S. West Communications Group, 6.88%, due 9/15/33	15,059
	Zayo Group LLC/Zayo Capital, Inc.
3,230	6.00%, due 4/1/23	3,432
13,710	5.75%, due 1/15/27	14,550	(c)
		185,661
Theaters & Entertainment 0.7%
	AMC Entertainment Holdings, Inc.
6,645	5.75%, due 6/15/25	6,853
4,970	6.13%, due 5/15/27	5,076	(c)
12,121	Regal Entertainment Group, 5.75%, due 3/15/22	12,666
		24,595
	Total Corporate Bonds (Cost $2,952,967)	3,106,294
NUMBER OF SHARES
Short-Term Investment 2.3%
Investment Company 2.3%
80,936,735	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68%	80,937	(h)(j)
	(Cost $80,937)
	Total Investments 98.4% (Cost $3,235,472)	3,391,389
	Other Assets Less Liabilities 1.6%	54,015
	Net Assets 100.0%	$3,445,404

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(b)  Illiquid security.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $1,289,450,000 or 37.4% of net assets of the Fund. Securities denoted with (c) but without (b) have been deemed by the investment manager to be liquid.

(d)  Payment-in-kind (PIK) security.

(e)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2017, amounted to approximately $0, which represents approximately 0.0% of net assets of the Fund.

(f)  Defaulted Security.

(g)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund (Unaudited) (cont'd)

(h)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $99,807,000.

(i)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $3,113,000, which represents 0.1% of net assets of the Fund.

(j)  Represents 7-day effective yield as of April 30, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments(a)	$—	$204,158	$—	$204,158
Corporate Bonds(a)	—	3,106,294	—	3,106,294
Short-Term Investment	—	80,937	—	80,937
Total Investments	$—	$3,391,389	$—	$3,391,389

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Loan Assignments(c)
Radio & Television	$7,604	$—	$—	$—	$—	$—	$—	$(7,604)	$—	$—
Total	$7,604	$—	$—	$—	$—	$—	$—	$(7,604)	$—	$—

(c)  As of the six months ended April 30, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, $7,604,000 was transferred from Level 3 to Level 2. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3), or a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2017, the Fund had no transfers between Levels 1 and 2.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 99.6%
Alabama 0.9%
$300	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/45	$311
500	Phenix City IDB Env. Imp. Rev. Ref. (Meadwestvaco Coated Board Proj.), Ser. 2012-A, 4.13%, due 5/15/35	501
		812
Alaska 0.5%
500	Valdez Marine Term. Ref. Rev. (Exxon Pipeline Co. Proj.), Ser. 1993, 0.85%, due 12/1/33	500	(a)
American Samoa 0.2%
200	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	189
Arizona 5.6%
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/36	516	(b)
800	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/31 Putable 6/3/24	836	(a)
1,230	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/25	1,413	(c)
500	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/26	486	(b)(d)
250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	270	(b)
500	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/46	523
600	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/36	564
500	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/35	502	(b)
		5,110
California 8.1%
200	California Hlth. Facs. Fin. Au. Rev. (Hosp. Adventist Hlth. Sys.), Ser. 1998-B, (LOC: U.S. Bank), 0.70%, due 9/1/28	200	(a)(c)
250	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/35	257	(b)
500	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%, due 10/1/25	505
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/31	516	(b)
400	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	413	(b)
1,130	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/27	1,122	(c)
200	California St. G.O. Ref., Ser. 2015, 5.00%, due 8/1/29	236
500	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/27	483	(b)(d)
500	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/36	497	(b)
600	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/31	624	(b)
400	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/36	414	(b)
	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.)
130	Ser. 2015, 4.25%, due 9/1/21	138
145	Ser. 2015, 4.50%, due 9/1/25	156

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$400	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/38	$400
750	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. Ref. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	809
250	Murrieta Valley Unified Sch. Dist. G.O. (Election 2014), Ser. 2015-A, (AGM Insured), 0.00%, due 9/1/31	139
500	Palomar Hlth. Ref. Rev., Ser. 2016, 5.00%, due 11/1/36	536
		7,445
Colorado 3.5%
500	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/26	504
1,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/27	1,142	(c)
500	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/45	492
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250	Ser. 2015-A, 5.00%, due 12/1/34	269
250	Ser. 2015-A, 5.00%, due 12/1/35	268
500	Ser. 2015-A, 5.00%, due 12/1/45	530
		3,205
Connecticut 1.3%
240	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Church Home of Hartford, Inc. Proj.), Ser. 2016-A, 5.00%, due 9/1/46	236	(b)
500	Hartford Co. Metro. Dist. G.O., Ser. 2016-C, (AGM Insured), 5.00%, due 11/1/27	592
395	Mohegan Tribe of Indians Gaming Au. Ref. Rev. (Priority Dist.), Ser. 2015-C, 4.75%, due 2/1/20	398	(b)
		1,226
District of Columbia 1.5%
500	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/23	531
950	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Properties), Ser. 2013, 5.00%, due 10/1/45	858
		1,389
Florida 3.4%
650	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	609
450	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/35	462	(b)
250	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.00%, due 6/1/30	245	(b)(d)
500	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Obligated Group), Ser. 2015-A, 7.00%, due 6/1/45	403	(b)
470	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, 3.75%, due 7/1/35	473
400	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (Jetblue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/36	411
525	Lee Co. Ind. Dev. Au. Rev. (Cypress Cove Hlth. Park, Inc. Memory Care Proj.), Ser. 2014, 4.50%, due 10/1/32	526
		3,129
Georgia 1.6%
750	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Vlg. Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/36	691	(b)(d)
300	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	301	(b)(d)
445	Private Colleges & Univ. Au. Rev. (Mercer Univ. Proj.), Ser. 2015, 4.25%, due 10/1/35	442
		1,434

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Hawaii 0.8%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
$250	Ser. 2015, 5.00%, due 1/1/35	$246	(b)
500	Ser. 2015, 5.00%, due 1/1/45	470	(b)
		716
Illinois 9.0%
	Chicago G.O.
250	Ser. 2002-2002B, 5.13%, due 1/1/27	251
1,000	Ser. 2009-C, 5.00%, due 1/1/27	995
180	Ser. 2009-C, 5.00%, due 1/1/40	168
400	Ser. 2011-A, 5.00%, due 1/1/40	374
	Chicago O'Hare Int'l Arpt. Rev. Ref.
200	Ser. 2015-A, 5.00%, due 1/1/28	226
100	Ser. 2015-A, 5.00%, due 1/1/34	109
	Chicago Ref. G.O.
500	Ser. 2002-B, 5.25%, due 1/1/28	500
1,000	Ser. 2012-C, 5.00%, due 1/1/20	1,022
500	Ser. 2012-C, 5.00%, due 1/1/24	505
475	Chicago Transit Au. Sales Tax Receipts Rev., Ser. 2010-A, 5.00%, due 12/1/17	484
155	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/27	173
500	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/39	530
400	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/35	401	(b)
250	Illinois Fin. Au. Rev. Ref. (Plymouth Place), Ser. 2015, 5.00%, due 5/15/37	252
	Illinois St. G.O.
225	Ser. 2006, 5.50%, due 1/1/30	242
250	Ser. 2009, 5.25%, due 4/1/28	255
40	Ser. 2013, 5.00%, due 7/1/23	42
450	Ser. 2014, 5.00%, due 2/1/24	477
450	Ser. 2014, 5.00%, due 2/1/39	449
725	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/22	814
		8,269
Indiana 0.8%
735	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/43	768	(c)
Iowa 1.0%
400	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/32	399
500	People's Mem. Hosp. Buchanan Co. Hosp. Rev., Ser. 2016, 1.50%, due 12/1/18	498
		897
Kentucky 1.5%
405	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/29	413
500	Kentucky Econ. Dev. Fin. Au. Hlth. Care Rev. Ref. (Baptist Life Comm. Proj.), Ser. 2016-A, 5.50%, due 11/15/27	489
475	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	474
		1,376

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Louisiana 1.9%
$400	Louisiana Local Govt. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/32	$404	(b)
750	Louisiana Pub. Facs. Au. Rev. (Archdiocese of New Orleans Proj.), Ser. 2007, (AGC Insured), 4.50%, due 7/1/37	754
555	New Orleans Swr. Svc. Rev. (Swr. Rev.), Ser. 2015, 5.00%, due 6/1/40	609
		1,767
Maine 0.7%
445	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/20	473
200	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/35 Putable 8/1/25	194	(a)(b)
		667
Massachusetts 1.2%
1,000	Massachusetts St. Ed. Fin. Au. Rev. (Ed. Loan Rev.), Ser. 2014, 5.00%, due 1/1/27	1,110
Michigan 4.2%
1,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/20	1,091
	Michigan St. Hsg. Dev. Au. Rev.
250	Ser. 2016-A, 3.35%, due 12/1/31	249
1,000	Ser. 2016-C, 2.15%, due 6/1/23	987
400	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	400
1,000	Warren Cons. Sch. Dist. Ref. G.O., Ser. 2016-A, 5.00%, due 5/1/27	1,167
		3,894
Minnesota 0.9%
500	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/50	477
300	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/35	309
		786
Mississippi 2.2%
2,000	Jackson Co. Port Fac. Rev. Ref. (Chevron USA, Inc. Proj.), Ser. 1993, 0.87%, due 6/1/23	2,000	(a)
Missouri 1.6%
500	Kansas City Ind. Dev. Au. Sr. Living Facs. Ref. Rev. (Kansas City United Methodist Retirement Home, Inc.), Ser. 2016, 6.00%, due 11/15/46	486	(b)
	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.)
255	Ser. 2015-A, 5.00%, due 8/15/30	258
390	Ser. 2015-A, 5.00%, due 8/15/35	388
355	Ser. 2015-A, 5.13%, due 8/15/45	350
		1,482

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Nevada 0.8%
$240	Clark Co. Arpt. Ref. Rev. (Junior Sub Lien Notes), Ser. 2015-B, 3.00%, due 7/1/17	$241
500	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/45	503	(b)
		744
New Jersey 6.9%
200	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/45	200	(b)
	New Jersey Econ. Dev. Au. Ref. Rev. (Sch. Facs. Construction)
975	Ser. 2005-K, (AMBAC Insured), 5.25%, due 12/15/20	1,064
500	Ser. 2014-PP, 5.00%, due 6/15/19	526
250	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey), Ser. 2016-F, 4.00%, due 7/1/35	254
	New Jersey Hlth. Care Facs. Fin. Au. Rev. Ref. (Princeton Hlth. Care Sys.)
500	Ser. 2016-A, 3.88%, due 7/1/39	463
500	Ser. 2016-A, 5.00%, due 7/1/39	548
720	New Jersey Trans. Trust Fund Au. Rev., Ser. 2003-B-4, 5.25%, due 12/15/19	769	(c)
	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes)
600	Ser. 2016-A-1, 5.00%, due 6/15/19	633
750	Ser. 2016-A-2, 5.00%, due 6/15/21	778
500	Salem Co. Poll. Ctrl. Fin. Au. Rev. (Chambers Proj.), Ser. 2014-A, 5.00%, due 12/1/23	541
575	Tobacco Settlement Fin. Corp. Rev., Ser. 2007-1A, 5.00%, due 6/1/41	560
		6,336
New Mexico 0.5%
500	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/25	503	(b)(d)
New York 3.0%
200	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	202
400	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/25	402
900	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/22	1,001	(b)
500	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/31	526
250	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Energy Proj.), Ser. 2012-A, 5.25%, due 11/1/42	251	(b)
400	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	396	(b)
		2,778
North Carolina 0.7%
250	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/37	257
345	North Carolina Med. Care Commission Retirement Facs. Ref. Rev. (United Methodist Retirement Homes), Ser. 2016-A, 5.00%, due 10/1/35	377
		634
North Dakota 1.1%
1,020	Williston Sales Tax Rev., Ser. 2011-B, 2.75%, due 5/1/19	1,002

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Ohio 3.7%
$3,500	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	$3,355
Oregon 0.5%
490	Western Generation Agcy. Rev. (Wauna Cogeneration Proj.), Ser. 2006-A, 5.00%, due 1/1/21	483
Pennsylvania 4.0%
1,000	Bucks Co. Ind. Dev. Au. Solid Waste Rev. (Waste Management, Inc. Proj.), Ser. 2002, 1.50%, due 12/1/22 Putable 2/1/18	1,000	(a)
	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.)
250	Ser. 2015, 5.25%, due 7/1/35	269
150	Ser. 2015, 5.50%, due 7/1/45	160
350	Latrobe Ind. Dev. Au. (St. Vincent College Proj.), Ser. 2013, 5.00%, due 5/1/43	369
250	Montgomery Co. Ind. Dev. Au. Hlth. Sys. Rev. Ref. (Albert Einstein Heath Care Network), Ser. 2015-A, 5.25%, due 1/15/36	266
	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP)
750	Ser. 2015, 5.00%, due 6/30/18	782
750	Ser. 2016-C, 5.00%, due 12/31/38	814	(c)
		3,660
Rhode Island 3.1%
	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev.
255	Ser. 2016-1-C, 2.75%, due 4/1/25	252
275	Ser. 2016-1-C, 2.85%, due 10/1/25	271
280	Ser. 2016-1-C, 2.95%, due 4/1/26	277
185	Ser. 2016-1-C, 3.00%, due 10/1/26	183
380	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Homeownership Opportunity), Ser. 2016-67-C, 3.25%, due 4/1/30	371
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665	Ser. 2013-A, 3.25%, due 12/1/22	681
675	Ser. 2017-A, 5.00%, due 12/1/24	771	(e)
		2,806
South Carolina 0.6%
500	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/31	522
Tennessee 0.7%
800	Bristol IDB Sales Tax Rev., Ser. 2016-B, 0.00%, due 12/1/21	656	(b)
Texas 9.1%
750	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	729
400	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/38	408
1,700	Gulf Coast Ind. Dev. Au. Rev. (Exxon Mobil Corp. Proj.), Ser. 2012, 0.83%, due 11/1/41	1,700	(a)
400	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/30	429
400	Mesquite Hlth. Fac. Dev. Corp. Ref. Rev. (Christian Care Centers, Inc. Proj.), Ser. 2016, 5.00%, due 2/15/35	411
750	Mission Econ. Dev. Corp. Rev. (Sr. Lien-Natgasoline Proj.), Ser. 2016-B, 5.75%, due 10/1/31	787	(b)
300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/45	285	(b)(d)
750	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Rev. Ref. (Carillon Life Care Comm. Proj.), Ser. 2016, 5.00%, due 7/1/36	742

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/51	$524
500	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/47	526
400	Tarrant Co. Cultural Ed. Fac. Rev. (Buckingham Sr. Living Comm. Proj.), Ser. 2015-B-1, 4.50%, due 11/15/21	400
500	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/40	542
750	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/34	830
		8,313
Utah 0.6%
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	516	(b)
Vermont 1.6%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
1,025	Ser. 2013-A, 3.90%, due 6/15/22	1,066
380	Ser. 2015-A, 4.13%, due 6/15/28	384
		1,450
Virgin Islands 0.5%
200	Virgin Islands Pub. Fin. Au. Rev., Ser. 2014-A, 5.00%, due 10/1/29	158
430	Virgin Islands Pub. Fin. Au. Rev. (Matching Fund Loan-Diageo), Ser. 2009-A, 6.75%, due 10/1/37	346
		504
Virginia 0.7%
400	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/35	404	(b)
200	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/35	212	(b)
		616
Washington 0.5%
500	Washington St. Hsg. Fin. Commission Rev. Ref. (Beyview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/46	501	(b)
West Virginia 1.0%
960	West Virginia Econ. Dev. Au. Energy Rev. Ref. (Morgantown Energy Assoc. Proj.), Ser. 2016, 2.88%, due 12/15/26	919
Wisconsin 7.6%
400	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory), Ser. 2015, 4.95%, due 3/1/30	413	(b)
300	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/35	302	(b)
750	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/30	754
1,000	Pub. Fin. Au. Hsg. Rev. (Dogwood Hsg., Inc. Southeast Portfolio Proj.), Ser. 2016-A, 4.25%, due 12/1/51	901
750	Pub. Fin. Au. Hsg. Rev. (SAP Utah Portfolio), Ser. 2016-A, 3.75%, due 7/1/36	671
1,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	1,131
250	Pub. Fin. Au. Multi-Family Hsg. Mtge. Rev. (Trinity Affordable Section 8 Assisted Apts. Proj.), Ser. 2015-A, 4.50%, due 7/1/33	248

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$750	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodhaven Park Apts. Proj.), Ser. 2016-A, 4.00%, due 12/1/36	$718
	Pub. Fin. Au. Multi-Family Hsg. Rev. (FFAH North Carolina & Missouri Portfolio)
490	Ser. 2015-A, 3.00%, due 12/1/21	486
950	Ser. 2015-A, 4.75%, due 12/1/35	949
400	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/35	384
		6,957
	Total Investments 99.6% (Cost $92,253)	91,426
	Other Assets Less Liabilities 0.4%	387
	Net Assets 100.0%	$91,813

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $16,845,000, or 18.3% of net assets of the Fund. Securities denoted with (b) but without (d) have been deemed by the investment manager to be liquid.

(c)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $6,228,000.

(d)  Illiquid security.

(e)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $771,000, which represents 0.8% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$91,426	$—	$91,426
Total Investments	$—	$91,426	$—	$91,426

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 100.1%
Alabama 2.8%
$5,910	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 1.05%, due 11/1/35	$5,910	(a)
Alaska 2.7%
2,100	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/25	2,467
400	Valdez Marine Term. Rev. (Exxon Pipeline Co. Proj.), Ser. 1993-A, 0.85%, due 12/1/33	400	(a)
2,950	Valdez Marine Term. Rev. Ref. (Exxon Pipeline Co. Proj.), Ser. 1993-B, 0.85%, due 12/1/33	2,950	(a)
		5,817
Arizona 0.5%
950	Maricopa Co. Ind. New Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/24	1,090
Arkansas 0.5%
910	Fort Smith Wtr. & Swr. Rev. Ref., Ser. 2016, (BAM Insured), 5.00%, due 10/1/25	1,085
California 11.5%
	California G.O. Ref.
1,900	Ser. 2013, 5.00%, due 11/1/25	2,256	(b)
1,375	Ser. 2015, 5.00%, due 8/1/26	1,659	(b)
2,150	Ser. 2017, 5.00%, due 8/1/24	2,596
400	California Hlth. Facs. Fin. Au. Rev. (Hosp. Adventist Hlth. Sys.), Ser. 1998-B (LOC: U.S. Bank), 0.70%, due 9/1/28	400	(a)
	California Pub. Works Board Lease Rev. Ref.
1,000	Ser. 2017-B, 5.00%, due 10/1/24	1,200
4,000	Ser. 2017-B, 5.00%, due 10/1/26	4,875
2,055	California Statewide Communities Dev. Au. PCR (So. California Edison Co.), Ser. 2006, 1.90%, due 4/1/28 Putable 4/1/20	2,082	(a)
	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.)
400	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/27	457
250	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/28	284
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,300	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/27	1,557	(c)
500	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/32	575	(c)
20	Hawthorne Cert. of Participation Ref., Ser. 2016-A, (BAM Insured), 4.00%, due 8/1/28	22
560	Placer Co. Wtr. Agcy. Cert. of Participation Ref. Rev., Ser. 2016, 4.00%, due 7/1/30	605
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,091
	San Joaquin Co. Trans. Au. Rev. Ref.
825	Ser. 2017, 5.00%, due 3/1/31	989
2,705	Ser. 2017, 5.00%, due 3/1/37	3,142
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740	Ser. 2012-B, 0.00%, due 8/1/26	559
645	Ser. 2012-B, 0.00%, due 8/1/27	466
		24,815

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Colorado 0.8%
$945	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/25	$1,118
500	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/25	559
		1,677
Connecticut 1.5%
2,000	Connecticut St. Hlth. & Ed. Facs. Au. Rev. (Yale Univ.), Ser. 1997-T-2, 1.65%, due 7/1/29 Putable 2/3/20	2,007	(a)
1,000	Hartford Co. Metro. Dist. G.O., Ser. 2016-C, (AGM Insured), 5.00%, due 11/1/27	1,185
		3,192
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460	Ser. 2011-A, 5.00%, due 10/1/21	521
350	Ser. 2011-A, 5.00%, due 10/1/22	403
		924
Florida 6.9%
700	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/30	749
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,102
1,345	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,417
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/17	1,427	(a)
900	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/29	1,030
2,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/32	2,085
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,158
1,000	Palm Beach Co. Public Impt. Ref. Rev., Ser. 2016, 5.00%, due 5/1/29	1,193
	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.)
1,255	Ser. 2010, 5.00%, due 5/1/22	1,297
1,580	Ser. 2010, 5.00%, due 5/1/23	1,625
420	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	421
1,185	Sunshine St. Governmental Fin. Commission Rev., Ser. 2013-B-1, 5.00%, due 9/1/20	1,323
		14,827
Georgia 3.2%
1,000	Bartow Co. Dev. Au. Rev. (Georgia Pwr. Co. Plant Bowen), Ser. 1997, 2.38%, due 9/1/29 Putable 8/10/17	1,004	(a)
1,645	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/22	1,891
1,000	Forsyth Co. G.O. Ref., Ser. 2015-B, 5.00%, due 3/1/27	1,208
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,221
500	Monroe Co. Dev. Au. PCR Rev. (Georgia Pwr. Co. Plant-Scherer), Ser. 1995-1, 2.00%, due 7/1/25 Putable 6/13/19	503	(a)
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290	Ser. 2014, 5.00%, due 4/1/22	329
540	Ser. 2014, 5.00%, due 4/1/25	619
		6,775

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Illinois 6.0%
$1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/20	$1,595
	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)
1,000	Ser. 2013-C, 5.35%, due 12/1/29	1,084
1,195	Ser. 2013-C, 5.63%, due 12/1/32	1,297
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30 Pre-Refunded 12/1/21	1,163
750	Dekalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	543	(b)
	Illinois St. G.O.
1,000	Ser. 2013, 5.50%, due 7/1/25	1,075	(b)
1,000	Ser. 2014, 4.00%, due 2/1/23	1,009	(b)
	Illinois St. G.O. Ref.
1,125	Ser. 2010, 5.00%, due 1/1/20	1,178	(b)
1,000	Ser. 2012, 5.00%, due 8/1/21	1,057
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
500	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/26	515
500	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/27	552
	Springfield G.O.
950	Ser. 2014, 4.25%, due 12/1/27	1,012
665	Ser. 2014, 5.00%, due 12/1/28	738
		12,818
Indiana 5.6%
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	501
795	Indiana Hlth. Fac. Fin. Au. Rev. (Ascension Hlth. Sub. Credit), Ser. 2005-A-1, 2.80%, due 11/1/27 Putable 8/1/19	820	(a)
1,750	Indiana St. Fin. Au. Econ. Dev. Rev. Ref. (Republic Services, Inc. Proj.), Ser. 2010-B, 1.05%, due 5/1/28 Putable 6/1/17	1,750	(a)
2,225	Indiana St. Fin. Au. Env. Rev. (So. Indiana Gas & Elec. Co.), Ser. 2013-E, 1.95%, due 5/1/37 Putable 9/14/17	2,230	(a)
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21 Pre-Refunded 2/1/19	1,727
	Indiana St. Muni. Pwr. Agcy. Ref. Rev.
940	Ser. 2010-B, 5.00%, due 1/1/22	1,055
500	Ser. 2016-C, 5.00%, due 1/1/27	598
2,100	Lafayette Sch. Corp. G.O., Ser. 2016, 4.00%, due 1/15/19	2,205
1,200	Rockport PCR Ref. Rev. (Indiana Michigan Pwr. Co. Proj.), Ser. 2009-A, 1.75%, due 6/1/25 Putable 6/1/18	1,204	(a)
		12,090
Iowa 0.1%
300	Iowa St. Fin. Au. Poll. Ctrl. Facs. Rev. Ref. (Midamerican Energy Co.), Ser. 2008-B, 0.93%, due 5/1/23	300	(a)
Kentucky 1.7%
2,000	Carroll Co. PCR Rev. ref. (KY Utils. Co. Proj.), Ser. 2016-A, 1.05%, due 9/1/42 Putable 9/1/2019	1,969	(a)
1,470	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/24	1,635
		3,604

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Louisiana 0.5%
$395	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	$427
500	New Orleans Swr. Svc. Ref. Rev., Ser. 2014, 5.00%, due 6/1/23	576
		1,003
Maryland 1.3%
2,500	Maryland St. Dept. of Trans. Ref. Rev. Ref., Ser. 2016, 4.00%, due 9/1/25	2,875
Massachusetts 1.3%
945	Boston Wtr. & Swr. Commission Rev., Ser. 1993-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 11/1/19	993
260	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	331
1,150	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2016-B, 5.00%, due 11/15/26	1,422
		2,746
Michigan 0.9%
2,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/25	1,982
Minnesota 2.2%
750	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/29	899
1,080	Rochester G.O. (Lodging Tax), Ser. 2015-A, 5.00%, due 2/1/23	1,281
1,800	Rochester Hlth. Care Facs. Rev. (Mayo Clinic), Ser. 2008-B, (LOC: Northern Trust Co.), 0.88%, due 11/15/38	1,800	(a)
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	807
		4,787
Mississippi 2.0%
	Mississippi Dev. Bank Spec. Oblig.
530	Ser. 2010-D, 5.00%, due 8/1/22 Pre-Refunded 8/1/2020	593
515	Ser. 2010-D, 5.00%, due 8/1/22	571
1,250	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/27	1,493
1,325	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/26	1,599
		4,256
Nevada 0.4%
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	850
New Jersey 4.2%
150	Jersey City G.O. Ref., Ser. 2012, (AGM Insured), 4.00%, due 9/1/19	158
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,043
1,500	New Jersey Ed. Fac. Au. Ref. Rev. (College of New Jersey Issue), Ser. 2015-G, 5.00%, due 7/1/22	1,723
900	New Jersey Hlth. Care Fac. Fin. Au. Dept. Human Svc. Rev. (Greystone Park Psychiatric Hosp. Proj.), Ser. 2013-B, 5.00%, due 9/15/20	957
2,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. (Aspen Riverpark Apts. Proj.), Ser. 2016-N, 1.20%, due 10/1/19 Putable 7/1/2018	2,002	(a)
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,069
1,000	New Jersey Trans. Trust Fund Au. Rev. (Federal Hwy. Reimbursement Notes), Ser. 2016-A-1, 5.00%, due 6/15/19	1,055

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.)
$360	Ser. 2013, 3.00%, due 6/15/20	$377
370	Ser. 2013, 3.00%, due 6/15/21	390
295	Ser. 2013, 4.00%, due 6/15/23	330
		9,104
New York 8.9%
390	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/26	448
880	Albany Co. G.O., Ser. 2012-B, 4.00%, due 11/1/22	956	(b)
	Long Beach, G.O.
485	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/21	530
500	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/22	550
520	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/23	575
1,000	Metropolitan Trans. Au. Rev. Ref., Ser. 2016-A2, 4.00%, due 11/15/17	1,017
1,000	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	1,060
1,850	New York City G.O., Ser. 2011-I1, 5.00%, due 8/1/18	1,942
700	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 2005-A, 0.89%, due 6/15/32	700	(a)
1,150	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen.), Ser. 2010-DD-3B, (LOC: State Street Bank & Trust Co.), 0.87%, due 6/15/43	1,150	(a)
1,170	New York City Transitional Fin. Au. Ref. Rev. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/18	1,240
1,950	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2016-A-1, 4.00%, due 5/1/31	2,084
220	New York City Transitional Fin. Au. Rev. Ref. (Future Tax Secured), Ser. 2015-C, 5.00%, due 11/1/26	264
800	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/25	954
625	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/26	758
1,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	1,164
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19 Pre-Refunded 12/15/18	799
775	Niagara Falls G.O. Ref., Ser. 2016, 4.00%, due 5/15/19	812
1,000	Oneida Co. G.O., Ser. 2016, (BAM Insured), 2.00%, due 5/15/19	1,016
1,000	Utils. Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,185
		19,204
North Carolina 4.4%
600	Greensboro Enterprise Sys. Rev. Ref., Ser. 2015, 5.00%, due 6/1/20	669
	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.)
4,540	Ser. 2001-A (LOC: Harris Trust & Savings Bank), 0.90%, due 10/1/35	4,540	(a)
800	Ser. 2001-B, 0.84%, due 10/1/35	800	(a)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	700
2,000	Wake Co. Ltd. Oblig. Ref. Rev., Ser. 2016-A, 5.00%, due 12/1/28	2,439
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20 Pre-Refunded 6/1/18	309
		9,457
Ohio 1.6%
900	Lorain G.O., Ser. 2013, (AGM Insured), 3.88%, due 12/1/27	950
2,150	Ohio St. Wtr. Dev. Au. Wtr. Poll. Ctrl. Rev., Ser. 2017-A, 5.00%, due 12/1/31	2,582
		3,532

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Oklahoma 1.1%
$1,000	Cleveland Co. Ed. Facs. Au. Lease Rev. (Moore Pub. Sch. Proj.), Ser. 2016, 5.00%, due 6/1/19	$1,073
1,350	Tulsa Co. Independent Sch. Dist. No. 9 Union Board of Ed. G.O., Ser. 2016, 1.50%, due 4/1/19	1,360
		2,433
Pennsylvania 6.1%
	Pennsylvania St. G.O.
1,000	Ser. 2015, 5.00%, due 3/15/29	1,147
1,870	Ser. 2016, 4.00%, due 2/1/30	1,977
900	Ser. 2016, 4.00%, due 9/15/32	942
225	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/26	268
2,065	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/27	2,394	(b)
	Philadelphia G.O. Ref.
1,405	Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18	1,419
465	Ser. 2007-A, (AGM Insured), 5.00%, due 8/1/18 Pre-Refunded 8/1/17	470
3,950	Philadelphia Wtr. & Wastewater Rev., Ser. 2017-A, 5.00%, due 10/1/47	4,434
		13,051
Rhode Island 1.9%
500	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/22	548
	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref.
500	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/24	577
400	Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/25	464
1,125	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/22	1,276
870	Rhode Island St. Providence Plantation Lease Cert. of Participation (Pastore Ctr. Energy Conservation Proj.), Ser. 2014-A, 5.00%, due 11/1/18	920
200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	204
		3,989
South Carolina 1.4%
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	922	(b)
2,000	South Carolina St. Hsg. Fin. & Dev. Au. Multifamily Rev. Hsg. (Waters Mangolia Bay LP), Ser. 2015, 1.40%, due 1/1/19 Putable 9/1/17	2,000	(a)
		2,922
Tennessee 1.4%
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	1,985
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board (Belmont Univ.), Ser. 2012, 5.00%, due 11/1/26	1,104
		3,089
Texas 8.3%
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	768	(b)
400	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/26	402
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	231
2,000	Houston Independent Sch. Dist. G.O. (Limited Tax), Ser. 2012, 0.95%, due 6/1/29 Putable 6/1/17	2,000	(a)(b)
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,224

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$2,050	Humble Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2015-A, 4.00%, due 2/15/28	$2,263
1,250	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 2/15/33	1,471
1,250	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/27	1,463
590	McKinney G.O., Ser. 2014, 5.00%, due 8/15/24	713
	Midlothian Ref. G.O.
1,400	Ser. 2016, 2.00%, due 8/15/18	1,419
1,430	Ser. 2016, 2.00%, due 8/15/19	1,459
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
160	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/20	170
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/21	215
200	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/22	216
225	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/23	243
220	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/24	237
	Texas A&M Univ. Perm. Univ. Fund Rev.
375	Ser. 2011, 3.00%, due 7/1/17	376
555	Ser. 2011, 3.00%, due 7/1/18	568
1,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/20	1,108
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	257
1,000	Texas St. Uni. Sys. Fin. Rev. Ref., Ser. 2017-A, 5.00%, due 3/15/22	1,157
		17,960
Utah 0.8%
445	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svcs. Inc.), Ser. 2001, (AMBAC Insured), 5.13%, due 2/15/33	515
1,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/28	1,187
		1,702
Vermont 0.3%
685	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/29	706
Virginia 2.0%
2,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/27	2,449
1,700	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	1,810
		4,259
Washington 4.2%
	Kent Ref. G.O.
900	Ser. 2016, 4.00%, due 12/1/29	986
1,000	Ser. 2016, 4.00%, due 12/1/30	1,088
1,055	King Co. Ref. G.O., Ser. 2015-E, 5.00%, due 12/1/27	1,282
	North Thurston Pub. Sch. G.O.
215	Ser. 2016, 4.00%, due 12/1/28	239
250	Ser. 2016, 4.00%, due 12/1/29	273
375	Ser. 2016, 4.00%, due 12/1/30	406
1,230	Seattle Ref. G.O., Ser. 2016-A, 4.00%, due 4/1/29	1,359
190	Washington St. G.O., Ser. 1993-B, 5.50%, due 5/1/18	194
970	Washington St. Ref. G.O., Ser. 2016-B, 5.00%, due 7/1/26	1,179
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800	Ser. 2016, 4.00%, due 12/1/29	874
975	Ser. 2016, 4.00%, due 12/1/30	1,056
		8,936

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Wisconsin 0.7%
$470	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/32	$531
1,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/39	1,019
		1,550
	Total Investments 100.1% (Cost $212,108)	215,317
	Other Assets Less Liabilities (0.1)%	(124)
	Net Assets 100.0%	$215,193

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(b)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $13,667,000.

(c)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $2,132,000, which represents 1.0% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$215,317	$—	$215,317
Total Investments	$—	$215,317	$—	$215,317

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Municipal Notes 100.9%
New York 100.9%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
$250	Ser. 2014-A, 4.00%, due 12/1/20	$269
100	Ser. 2014-A, 4.00%, due 12/1/21	108
225	Ser. 2014-A, 4.00%, due 12/1/22	244
175	Ser. 2014-A, 5.00%, due 12/1/23	201
250	Buffalo, G.O., Ser. 2016-A, 5.00%, due 4/1/28	301
	Build NYC Res. Corp. Ref. Rev.
425	Ser. 2015, 5.00%, due 6/1/22	490
475	Ser. 2015, 5.00%, due 6/1/24	561
225	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College), Ser. 2014-A, 5.00%, due 6/1/25	268
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
100	Ser. 2015, 5.00%, due 6/1/21	113
200	Ser. 2015, 5.00%, due 6/1/22	229
50	Ser. 2015, 4.00%, due 6/1/24	55
175	Ser. 2015, 4.00%, due 6/1/25	192
	Dutchess Co. Local Dev. Corp. Rev.
225	Ser. 2014-A, 5.00%, due 7/1/21	253
150	Ser. 2014-A, 5.00%, due 7/1/22	172
135	Ser. 2014-A, 4.00%, due 7/1/23	149
115	Ser. 2014-A, 5.00%, due 7/1/25	133
	Erie Co. IDA Sch. Fac. Ref. Rev. (City Sch. Dist. Buffalo Proj.)
680	Ser. 2015-A, 5.00%, due 5/1/27	822 (a)
600	Ser. 2016-A, 5.00%, due 5/1/29	722
1,000	Hempstead Town G.O., Ser. 2017, (AGM Insured), 4.00%, due 4/1/25	1,125
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
300	Ser. 2014, 5.00%, due 7/1/18	311
575	Ser. 2014, 5.00%, due 7/1/19	610
605	Ser. 2014, 5.00%, due 7/1/20	659
750	Hudson Yards Infrastructure Corp. Rev., Ser. 2011-A, 5.75%, due 2/15/47	851
500	Long Island Pwr. Au. Rev., Ser. 2008-A, 6.00%, due 5/1/33 Pre-Refunded 5/1/19	549
1,000	Metropolitan Trans. Au. Dedicated Tax Fund Ref. Rev., Ser. 2016-A, 5.25%, due 11/15/27	1,248
	Metropolitan Trans. Au. Rev.
1,120	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	1,215
90	Ser. 2008-C, 6.50%, due 11/15/28 Pre-Refunded 11/15/18	98
290	Ser. 2008-C, 6.50%, due 11/15/28	314
1,250	Ser. 2013-A, 5.00%, due 11/15/27	1,447
400	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.), Ser. 2013-A, 4.13%, due 10/1/27	417
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
100	Ser. 2014-A, 4.00%, due 6/1/17	100
100	Ser. 2014-A, 4.00%, due 6/1/18	103
115	Ser. 2014-A, 5.00%, due 6/1/20	126
50	Ser. 2014-A, 5.00%, due 6/1/22	57
100	Ser. 2014-A, 5.00%, due 6/1/23	115
450	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/22	519
300	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/26	346
500	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	530
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
415	Ser. 2014, 4.00%, due 7/1/18	427
300	Ser. 2014, 5.00%, due 7/1/27	336
	New Rochelle Ref. G.O.
475	Ser. 2013-A, 4.00%, due 3/15/18	488
350	Ser. 2013-A, 4.00%, due 3/15/19	369

See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$105	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2013-E1A, 1.20%, due 11/1/17	$105
1,000	New York City Hsg. Dev. Corp. Rev., Ser. 2008-M, 6.75%, due 11/1/33	1,082
	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev.
1,825	Ser. 2007-BB-1, (LOC: Bank of Tokyo), 0.87%, due 6/15/36	1,825	(b)
40	Subser. 2014-BB-4, (LOC: Wells Fargo Bank N.A.), 0.85%, due 6/15/50	40	(b)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured-Fiscal)
650	Subser. 2016-A-1, 4.00%, due 5/1/30	701
750	Subser. 2016-A-1, 4.00%, due 5/1/31	801
1,100	Subser. 2016-A-1, 5.00%, due 5/1/33	1,279
325	New York City Trust for Cultural Res. Rev. (Juilliard Sch.), Ser. 2009-B, 1.35%, due 1/1/36 Putable 8/1/17	325	(b)
350	New York Convention Center Dev. Corp. Rev. Ref. (Hotel Unit Fee Secured), Ser. 2015, 5.00%, due 11/15/22	409
1,500	New York G.O., Subser. 2013-D-4, (LOC: TD Bank N.A.), 0.84%, due 8/1/40	1,500	(b)
1,120	New York St. Bridge Au. Rev., Ser. 2012, 4.00%, due 1/1/22	1,243
150	New York St. Dorm. Au. Ref. Rev. (St. Personal Income Tax), Ser. 2016-D, 5.00%, due 2/15/27	183
500	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.63%, due 7/1/36	495
745	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013, 4.50%, due 7/1/24	832
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2014, 5.00%, due 7/1/22	582
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mem. Sloan-Kettering)
500	Ser. 2012-1, 5.00%, due 7/1/20	558
1,150	Ser. 2012-1, 4.00%, due 7/1/22	1,267
200	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 5.00%, due 5/1/22	226
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Sch. Dist. Fin. Prog.)
275	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/23	327
2,000	Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/24	2,411	(a)
500	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (NYU Dorm. Facs.), Ser. 2015-B, 5.00%, due 7/1/26	601
1,050	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Univ. Facs.), Ser. 2017-A, 5.00%, due 7/1/30	1,257
500	New York St. Dorm. Au. Rev. St. Supported Debt (City Univ. Cons. 5th), Ser. 2008-E, 6.13%, due 1/1/31	541
1,500	New York St. Dorm. Au. Rev. St. Supported Debt (Mental Hlth. Svcs. Facs. Imp.), Ser. 2008-F, 6.25%, due 2/15/31	1,600
500	New York St. Dorm. Au. Rev. St. Supported Debt (New York Univ.), Ser. 2016-A, 4.00%, due 7/1/41	518
2,000	New York St. Dorm. Au. Sales Tax Rev., Ser. 2013-A, 5.00%, due 3/15/28	2,328
490	New York St. Energy Research & Dev. Au. Pollution Ctrl. Ref. Rev. (New York Elec. & Gas Corp. Proj.), Ser. 1994, 2.00%, due 2/1/29 Putable 5/1/20	491	(b)
1,450	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking Rev. Revolving Fund Muni. Wtr. Fin. Auth. Proj.), Ser. 2012-D, 5.00%, due 6/15/24	1,690
	New York St. G.O.
300	Subser. 2013-D-3, 0.89%, due 8/1/38	300	(b)
300	Ser. 2016-B-1, 5.00%, due 12/1/29	359
1,915	New York St. G.O. (Prerefunded), Ser. 2008, 6.25%, due 10/15/28 Pre-Refunded 10/15/18	2,060
85	New York St. G.O. (Unrefunded), Ser. 2008, 6.25%, due 10/15/28	91
750	New York St. HFA Rev. (Affordable Hsg.), Ser. 2015-G, (SONYMA Insured), 1.35%, due 5/1/19	750
	New York St. Urban Dev. Corp. Rev. Ref. (Personal Income Tax)
500	Ser. 2016-A, 5.00%, due 3/15/28	599
1,000	Ser. 2017-B, 5.00%, due 3/15/30	1,195
165	Niagara Falls Pub. Wtr. Au. Wtr. & Swr. Sys. Rev. Ref., Ser. 2016-A, 5.00%, due 7/15/25	200
650	Niagara Falls Ref. G.O., Ser. 2016, 4.00%, due 5/15/19	681
710	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/21	787
	Orange Co. Funding Corp. Rev. (Mount St. Mary College)
735	Ser. 2012-B, 4.00%, due 7/1/23	796
695	Ser. 2012-B, 4.00%, due 7/1/24	749
See Notes to Financial Statements

Schedule of Investments New York Municipal Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$1,500	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred-Third), Ser. 2017, 5.00%, due 4/15/57	$1,678 (c)
350	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/21	380
1,500	Sales Tax Asset Receivable Corp. Ref. Rev. (Fiscal 2015), Ser. 2014-A, 4.00%, due 10/15/23	1,715
170	Smithtown Central Sch. Dist. Ref. G.O., Ser. 2013, 5.00%, due 10/15/23	204
	Suffolk Co. G.O. (Pub. Imp.)
500	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/19	518
80	Ser. 2014-A, (AGM Insured), 3.00%, due 6/15/24	83
500	Triborough Bridge & Tunnel Au. Rev., Ser. 2017-A, 5.00%, due 11/15/25	613
	Triborough Bridge & Tunnel Au. Rev. Ref.
320	Ser. 2016-A, 5.00%, due 11/15/46	364
1,500	Ser. 2013-A, 5.00%, due 11/15/27	1,760
500	TSASC Inc. Rev. Ref., Ser. 2017, 5.00%, due 6/1/28	577
950	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	1,126
	Total Investments 100.9% (Cost $58,936)	60,444
	Other Assets Less Liabilities (0.9)%	(527)
	Net Assets 100.0%	$59,917

(a)  All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $2,027,000.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(c)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $1,678,000, which represents 2.8% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$60,444	$—	$60,444

(a)  The Schedule of Investments provides a categorization by state for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 18.5%
	U.S. Treasury Notes
$895	1.25%, due 3/31/19	$895
7,125	1.00%, due 11/15/19	7,060
1,350	1.38%, due 12/15/19 & 2/15/20	1,349
2,215	1.63%, due 3/15/20	2,226
4,590	1.50%, due 4/15/20	4,597
	Total U.S. Treasury Obligations (Cost $16,148)	16,127
Mortgage-Backed Securities 22.2%
Collateralized Mortgage Obligations 1.4%
181	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	189	(a)
	GSMPS Mortgage Loan Trust
742	Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	806	(a)
151	Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	167	(a)
80	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 2.11%, due 6/19/34	77	(b)
		1,239
Commercial Mortgage-Backed 17.4%
960	Banc of America Commercial Mortgage Trust, Ser. 2017-BNK3, Class A1, 1.96%, due 2/15/50	960
713	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/50	712
	CD Mortgage Trust
801	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/49	790
486	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/50	485
	Citigroup Commercial Mortgage Trust
97	Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	97
797	Ser. 2016-C2, Class A1, 1.50%, due 8/10/49	787
1,311	Ser. 2016-P6, Class A1, 1.88%, due 12/10/49	1,306
	Commercial Mortgage Pass-Through Certificates
783	Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	780
160	Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	159
362	Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	361
458	Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	456
225	Ser. 2014-UBS5, Class A1, 1.37%, due 9/10/47	225
343	Ser. 2015-CR25, Class A1, 1.74%, due 8/10/48	343
458	Ser. 2015-PC1, Class A1, 1.67%, due 7/10/50	458
728	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 9/10/49	721
	GS Mortgage Securities Trust
99	Ser. 2007-GG10, Class A4, 6.04%, due 8/10/45	99	(b)
289	Ser. 2015-GS1, Class A1, 1.94%, due 11/10/48	289
	Morgan Stanley Bank of America Merrill Lynch Trust
3	Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	3
625	Ser. 2016-C28, Class A1, 1.53%, due 1/15/49	618
586	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/48	579
	Wells Fargo Commercial Mortgage Trust
288	Ser. 2015-P2, Class A1, 1.97%, due 12/15/48	288
1,248	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/49	1,234
892	Ser. 2016-NXS5, Class A1, 1.56%, due 1/15/59	888
984	Ser. 2016-C32, Class A1, 1.58%, due 1/15/59	979
	WF-RBS Commercial Mortgage Trust
700	Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	698
824	Ser. 2014-C24, Class A1, 1.39%, due 11/15/47	821
		15,136

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Fannie Mae 1.9%
	Pass-Through Certificates
$361	3.50%, due 10/1/25	$377
731	3.00%, due 9/1/27	754
506	4.50%, due 4/1/39 – 5/1/44	546
		1,677
Freddie Mac 1.5%
	Pass-Through Certificates
406	3.50%, due 5/1/26	425
519	3.00%, due 1/1/27	535
309	4.50%, due 11/1/39	333
		1,293
	Total Mortgage-Backed Securities (Cost $19,438)	19,345
Corporate Bonds 39.2%
Aerospace & Defense 0.5%
400	Rockwell Collins, Inc., 1.95%, due 7/15/19	400
Auto Manufacturers 3.9%
390	Daimler Finance N.A. LLC, 1.50%, due 7/5/19	386	(a)
1,200	Ford Motor Credit Co. LLC, 2.02%, due 5/3/19	1,197
1,245	General Motors Financial Co., Inc., 2.40%, due 5/9/19	1,248
545	Toyota Motor Credit Corp., 1.95%, due 4/17/20	546
		3,377
Banks 18.4%
675	American Express Centurion Bank, 6.00%, due 9/13/17	686
	Bank of America Corp.
1,500	2.00%, due 1/11/18	1,504
415	Ser. L, 2.60%, due 1/15/19	419
885	Capital One N.A., 2.35%, due 8/17/18	890
1,730	Citigroup, Inc., 2.05%, due 6/7/19	1,726
1,700	Goldman Sachs Group, Inc., 2.90%, due 7/19/18	1,722
1,355	JPMorgan Chase & Co., 2.25%, due 1/23/20	1,361
1,730	Morgan Stanley, 2.45%, due 2/1/19	1,745
230	MUFG Americas Holdings Corp., 1.63%, due 2/9/18	230
875	National Australia Bank Ltd., 1.38%, due 7/12/19	863
845	U.S. Bank N.A., 1.45%, due 1/29/18	845
1,050	Wachovia Corp., 5.75%, due 6/15/17	1,055	(c)
1,275	Wells Fargo & Co., 1.40%, due 9/8/17	1,275
1,715	Westpac Banking Corp., 2.15%, due 3/6/20	1,722
		16,043
Beverages 1.5%
1,290	Anheuser-Busch InBev Finance, Inc., 1.90%, due 2/1/19	1,293
Commercial Services 0.6%
535	ERAC USA Finance LLC, 6.38%, due 10/15/17	546	(a)(d)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Computers 1.3%
$350	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, due 6/1/19	$358	(a)
	Hewlett Packard Enterprise Co.
293	2.45%, due 10/5/17	294
515	2.85%, due 10/5/18	521
		1,173
Electric 1.0%
240	Dominion Resources, Inc., Ser. B, 1.60%, due 8/15/19	237
500	Great Plains Energy, Inc., 2.50%, due 3/9/20	505
160	Southern Co., 1.55%, due 7/1/18	160
		902
Machinery - Construction & Mining 1.1%
945	Caterpillar Financial Services Corp., 2.10%, due 1/10/20	948
Media 0.2%
145	Thomson Reuters Corp., 1.65%, due 9/29/17	145
Oil & Gas 1.5%
	BP Capital Markets PLC
350	1.68%, due 5/3/19	350
915	2.52%, due 1/15/20	928
		1,278
Pharmaceuticals 1.9%
205	AbbVie, Inc., 1.80%, due 5/14/18	205
380	Mylan NV, 2.50%, due 6/7/19	382
640	Shire Acquisitions Investments Ireland DAC, 1.90%, due 9/23/19	637
460	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, due 7/19/19	455
		1,679
Pipelines 1.6%
	Enterprise Products Operating LLC,
1,240	Ser. L, 6.30%, due 9/15/17	1,262
145	1.65%, due 5/7/18	145
		1,407
REITs 1.4%
1,200	Simon Property Group L.P., 1.50%, due 2/1/18	1,199	(a)
Retail 0.9%
830	CVS Health Corp., 1.90%, due 7/20/18	832

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecommunications 3.4%
	AT&T, Inc.
$545	1.70%, due 6/1/17	$545
680	1.40%, due 12/1/17	679
550	2.30%, due 3/11/19	553
1,245	Verizon Communications, Inc., 1.38%, due 8/15/19	1,229
		3,006
	Total Corporate Bonds (Cost $34,221)	34,228
Asset-Backed Securities 17.1%
603	Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	603
2,075	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 1.23%, due 5/15/20	2,077	(b)
	Capital One Multi-Asset Execution Trust
1,200	Ser. 2015-A6, Class A6, 1.36%, due 6/15/20	1,201	(b)
1,200	Ser. 2016-A3, Class A3, 1.34%, due 4/15/22	1,191
51	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	51
	Chase Issuance Trust
1,000	Ser. 2013-A7, Class A, 1.42%, due 9/15/20	1,004	(b)
1,050	Ser. 2016-A5, Class A5, 1.27%, due 7/15/21	1,041
	Citibank Credit Card Issuance Trust
1,100	Ser. 2013-A2, Class A2, 1.27%, due 5/26/20	1,102	(b)
1,000	Ser. 2013-A4, Class A4, 1.41%, due 7/24/20	1,004	(b)
1,110	Ser. 2016-A1, Class A1, 1.75%, due 11/19/21	1,110
870	Ford Credit Auto Owner Trust, Ser. 2017-A, Class A3, 1.67%, due 6/15/21	870
928	Honda Auto Receivables Owner Trust, Ser. 2015-2, Class A3, 1.04%, due 2/21/19	927
600	Nissan Auto Receivables Owner Trust, Ser. 2016-C, Class A3, 1.18%, due 1/15/21	595
	Toyota Auto Receivables Owner Trust
480	Ser. 2015-A, Class A3, 1.12%, due 2/15/19	480
1,030	Ser. 2016-D, Class A3, 1.23%, due 10/15/20	1,023
675	Verizon Owner Trust, Ser. 2016-1A, Class A, 1.42%, due 1/20/21	672	(a)
	Total Asset-Backed Securities (Cost $14,976)	14,951
NUMBER OF SHARES
Short-Term Investment 2.7%
Investment Company 2.7%
2,337,237	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $2,337)	2,337	(c)(e)
	Total Investments 99.7% (Cost $87,120)	86,988
	Other Assets Less Liabilities 0.3%	247	(f)
	Net Assets 100.0%	$87,235

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $4,323,000 or 5.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(c)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $3,392,000.

(d)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2017.

(e)  Represents 7-day effective yield as of April 30, 2017.

(f)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/30/2017	27 U.S. Treasury Note, 2 Year	Long	$(1,727)
Total			$(1,727)

At April 30, 2017, the notional value of futures for the Fund was $5,848,453 for long positions. The Fund had $12,690 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $6,506,846 for long positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$16,127	$—	$16,127
Mortgage-Backed Securities(a)	—	19,345	—	19,345
Corporate Bonds(a)	—	34,228	—	34,228
Asset-Backed Securities	—	14,951	—	14,951
Short-Term Investment	—	2,337	—	2,337
Total Investments	$—	$86,988	$—	$86,988

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Liabilities	$(2)	$—	$—	$(2)
Total	$(2)	$—	$—	$(2)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited)
April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(a) 6.1%
All Telecom 0.4%
$335	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.89%, due 6/30/19	$330
145	Level 3 Financing, Inc., First Lien Term Loan B, 3.24%, due 2/22/24	146
		476
Building & Development 0.2%
112	Jeld Wen, Inc., First Lien Term Loan B, 4.15%, due 7/1/22	113
68	Ply Gem Industries, Inc., First Lien Term Loan B, 4.15%, due 1/30/21	68
92	Realogy Group, Term Loan, 3.40%, due 7/20/22	93
		274
Business Equipment & Services 0.6%
	Advantage Sales and Marketing
175	First Lien Term Loan, 4.25%, due 7/25/21	171
25	First Lien Term Loan, 4.25%, due 7/25/21	25
140	Second Lien Term Loan, 7.50%, due 7/25/22	133
79	Kar Auction Services, First Lien Term Loan B3, 4.50%, due 3/9/23	80
279	Servicemaster Company, First Lien Term Loan B, 3.48%, due 11/8/23	282
		691
Cable & Satellite Television 0.1%
130	Cablevision Systems Corp., First Lien Term Loan B, 3.24%, due 7/17/25	130
Chemicals & Plastics 0.1%
140	Dupont Performance Coatings, First Lien Term Loan B, 3.65%, due 2/1/23	141
Conglomerates 0.1%
105	Harland Clark Holdings Corp., First Lien Term Loan B6, 6.65%, due 2/3/22	105
Containers & Glass Products 0.3%
164	Reynolds Group, First Lien Term Loan, 3.99%, due 2/5/23	165
175	SIG Combibloc Group, First Lien Term Loan B, 4.00%, due 3/12/22	176
		341
Drugs 0.2%
211	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.33%, due 8/18/22	212
Electronics - Electrical 0.2%
229	Rackspace Hosting Inc., First Lien Term Loan B, 4.53%, due 11/3/23	231
Equipment Leasing 0.3%
295	Avolon, First Lien Term Loan B2, 3.74%, due 3/20/22	299

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food & Drug Retailers 0.4%
$181	General Nutrition Centers, First Lien Term Loan, 3.50%, due 3/4/19	$166
	Rite Aid Corp.
55	Second Lien Term Loan 1, 5.75%, due 8/21/20	55
200	Second Lien Term Loan 2, 5.02%, due 6/21/21	200
		421
Food Products 0.3%
249	Del Monte Foods, First Lien Term Loan, 4.31%, due 2/18/21	207
119	NBTY, Inc., First Lien Term Loan B, due 5/5/23	120	(b)(c)
		327
Health Care 0.7%
229	Envision Healthcare, First Lien Term Loan B, 4.15%, due 12/1/23	232
299	Multiplan, Inc., First Lien Term Loan B, 4.90%, due 6/7/23	303
305	Team Health, Inc., First Lien Term Loan B, 3.75%, due 2/6/24	302
		837
Leisure Goods - Activities - Movies 0.1%
159	Match Group Inc., First Lien Term Loan B, 4.28%, due 11/16/22	161
Lodging & Casinos 1.1%
265	Cowlitz Tribal Gaming, First Lien Term Loan B, 11.50%, due 12/6/21	292	(b)(c)(d)
151	Graton Casino, First Lien Term Loan B, 4.74%, due 9/1/22	151
165	Hilton Worldwide, First Lien Term Loan B2, 2.99%, due 10/25/23	166
194	MTR Gaming Group, First Lien Term Loan B, 6.25%, due 7/23/22	193
352	Station Casinos, First Lien Term Loan B, 3.50%, due 6/8/23	351	(b)(c)
171	Twin Rivers Casino, First Lien Term Loan B, 4.65%, due 7/10/20	173
		1,326
Radio & Television 0.2%
279	Univision Communications Inc., First Lien Term Loan C5, 3.75%, due 3/15/24	277
Retailers (except food & drug) 0.6%
355	Bass Pro Shops, First Lien Term Loan B, 6.15%, due 12/16/23	345
305	BJS Wholesale Club Inc., First Lien Term Loan B, 4.75%, due 1/27/24	304
		649
Utilities 0.2%
217	Calpine Corp., First Lien Term Loan B6, 3.90%, due 1/15/23	217
75	Texas Competitive, First Lien Term Loan B2, 4.25%, due 8/4/24	75
		292
	Total Loan Assignments (Cost $7,166)	7,190

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 91.9%
Advertising 2.1%
	Lamar Media Corp.
$115	5.88%, due 2/1/22	$119
330	5.00%, due 5/1/23	345
120	MDC Partners, Inc., 6.50%, due 5/1/24	117	(e)
830	Nielsen Co. Luxembourg S.a.r.l, 5.50%, due 10/1/21	862	(e)
615	Nielsen Finance LLC, 5.00%, due 4/15/22	633	(e)
420	Nielsen Finance LLC/Nielsen Finance Co., 4.50%, due 10/1/20	428
		2,504
Auto Parts & Equipment 0.7%
	Goodyear Tire & Rubber Co.
105	8.75%, due 8/15/20	125
215	5.13%, due 11/15/23	226
220	IHO Verwaltungs GmbH, 4.13% Cash/4.88% PIK, due 9/15/21	223	(e)(f)
260	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	271	(e)
		845
Banking 2.8%
	Ally Financial, Inc.
350	3.60%, due 5/21/18	354
145	3.25%, due 11/5/18	147
150	8.00%, due 3/15/20	169
575	7.50%, due 9/15/20	649
685	4.25%, due 4/15/21	700
	CIT Group, Inc.
950	3.88%, due 2/19/19	976
270	5.38%, due 5/15/20	291
		3,286
Building & Construction 3.9%
	CalAtlantic Group, Inc.
795	8.38%, due 5/15/18	843
420	6.63%, due 5/1/20	462
105	D.R. Horton, Inc., 3.63%, due 2/15/18	106	(g)
	Lennar Corp.
465	4.50%, due 11/15/19	481
670	4.75%, due 4/1/21	705
425	4.13%, due 1/15/22	433
295	Meritage Homes Corp., 7.15%, due 4/15/20	324
165	PulteGroup, Inc., 4.25%, due 3/1/21	171
445	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, due 4/15/21	457	(e)
530	Toll Brothers Finance Corp., 5.88%, due 2/15/22	585
		4,567
Building Materials 0.9%
230	Allegion US Holding Co., Inc., 5.75%, due 10/1/21	240
560	HD Supply, Inc., 5.25%, due 12/15/21	591	(e)

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
$165	USG Corp., 8.25%, due 1/15/18	$173
55	Vulcan Materials Co., 7.50%, due 6/15/21	65
		1,069
Cable & Satellite Television 5.4%
200	Altice Luxembourg SA, 7.75%, due 5/15/22	213	(e)
	CCO Holdings LLC/CCO Holdings Capital Corp.
295	5.25%, due 9/30/22	306
1,120	5.13%, due 2/15/23	1,165
213	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, due 9/15/20	220	(e)
	CSC Holdings LLC
220	7.88%, due 2/15/18	229
565	6.75%, due 11/15/21	621
910	10.13%, due 1/15/23	1,056	(e)
	DISH DBS Corp.
135	5.13%, due 5/1/20	141
405	6.75%, due 6/1/21	440
1,400	Numericable-SFR SA, 6.00%, due 5/15/22	1,459	(e)
325	Virgin Media Finance PLC, 6.38%, due 4/15/23	341	(e)
115	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	120
		6,311
Chemicals 1.5%
125	Ashland, Inc., 3.88%, due 4/15/18	127
360	Huntsman Int'l LLC, 4.88%, due 11/15/20	378
535	NOVA Chemicals Corp., 5.25%, due 8/1/23	550	(e)
615	WR Grace & Co-Conn, 5.13%, due 10/1/21	660	(e)
		1,715
Consumer - Commercial Lease Financing 3.7%
	Aircastle Ltd.
1,065	4.63%, due 12/15/18	1,104	(g)
505	7.63%, due 4/15/20	567
	Navient Corp.
735	5.50%, due 1/15/19	763
775	4.88%, due 6/17/19	800
	Park Aerospace Holdings Ltd.
380	5.25%, due 8/15/22	401	(e)
670	5.50%, due 2/15/24	709	(e)
		4,344
Discount Stores 0.4%
435	Dollar Tree, Inc., 5.25%, due 3/1/20	448
Electric - Generation 3.0%
	Calpine Corp.
850	6.00%, due 1/15/22	888	(e)
230	5.88%, due 1/15/24	241	(e)
385	Dynegy, Inc., 6.75%, due 11/1/19	391

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	NRG Energy, Inc.
$1,605	6.25%, due 7/15/22	$1,635
380	6.63%, due 3/15/23	386
		3,541
Electric - Integrated 1.0%
	IPALCO Enterprises, Inc.
400	5.00%, due 5/1/18	411
245	3.45%, due 7/15/20	249
350	PPL Energy Supply LLC, 4.60%, due 12/15/21	271
220	RJS Power Holdings LLC, 4.63%, due 7/15/19	217	(e)
		1,148
Electronics 1.6%
674	Amkor Technology, Inc., 6.63%, due 6/1/21	687
	Micron Technology, Inc.
135	5.88%, due 2/15/22	141
90	5.25%, due 8/1/23	93	(e)
	NXP BV/NXP Funding LLC
450	4.13%, due 6/15/20	472	(e)
430	4.13%, due 6/1/21	450	(e)
		1,843
Energy - Exploration & Production 5.8%
575	Antero Resources Corp., 5.38%, due 11/1/21	594
140	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	144	(e)
	Bill Barrett Corp.
445	7.63%, due 10/1/19	455
305	7.00%, due 10/15/22	291
	Chesapeake Energy Corp.
340	6.63%, due 8/15/20	342
140	6.88%, due 11/15/20	141
725	EP Energy LLC/Everest Acquisition Finance, Inc., 9.38%, due 5/1/20	687	(g)
145	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	152	(e)
290	Laredo Petroleum, Inc., 5.63%, due 1/15/22	291
280	Newfield Exploration Co., 5.75%, due 1/30/22	298
	Oasis Petroleum, Inc.
305	6.50%, due 11/1/21	308
125	6.88%, due 1/15/23	126
315	PDC Energy, Inc., 7.75%, due 10/15/22	331
810	Range Resources Corp., 5.75%, due 6/1/21	834	(e)
265	Sanchez Energy Corp., 7.75%, due 6/15/21	256
	SM Energy Co.
255	6.50%, due 11/15/21	261
20	6.13%, due 11/15/22	20
	Whiting Petroleum Corp.
565	5.00%, due 3/15/19	571
185	5.75%, due 3/15/21	184
500	WPX Energy, Inc., 7.50%, due 8/1/20	530
		6,816

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Food & Drug Retail 0.5%
$450	Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC, 6.63%, due 6/15/24	$460	(e)
110	Tesco PLC, 5.50%, due 11/15/17	112	(e)
		572
Food - Wholesale 0.7%
455	NBTY, Inc., 7.63%, due 5/15/21	483	(e)
280	Post Holdings, Inc., 6.00%, due 12/15/22	299	(e)
		782
Gaming 4.2%
570	Boyd Gaming Corp., 6.88%, due 5/15/23	614
	GLP Capital L.P./GLP Financing II, Inc.
560	4.38%, due 11/1/18	575	(g)
530	4.88%, due 11/1/20	564
430	4.38%, due 4/15/21	450
	Int'l Game Technology
370	7.50%, due 6/15/19	407
200	5.63%, due 2/15/20	210	(e)
193	Isle of Capri Casinos, Inc., 5.88%, due 3/15/21	199
	MGM Resorts Int'l
500	8.63%, due 2/1/19	553
95	6.63%, due 12/15/21	107
505	7.75%, due 3/15/22	588
290	Scientific Games Int'l, Inc., 6.63%, due 5/15/21	280
345	Shingle Springs Tribal Gaming Authority, 9.75%, due 9/1/21	367	(e)
47	Station Casinos LLC, 7.50%, due 3/1/21	49
		4,963
Gas Distribution 5.5%
85	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	87	(e)
430	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.25%, due 4/1/23	449
	DCP Midstream LLC
440	9.75%, due 3/15/19	498	(e)
270	5.35%, due 3/15/20	282	(e)
290	4.75%, due 9/30/21	296	(e)
745	Energy Transfer Equity L.P., 7.50%, due 10/15/20	839
370	Ferrellgas L.P./Ferrellgas Finance Corp., 6.50%, due 5/1/21	356
115	NuStar Logistics L.P., 6.75%, due 2/1/21	125
470	ONEOK, Inc., 4.25%, due 2/1/22	486
220	Regency Energy Partners L.P./Regency Energy Finance Corp., 6.50%, due 7/15/21	227
	Rockies Express Pipeline LLC
440	6.00%, due 1/15/19	462	(e)
150	5.63%, due 4/15/20	160	(e)
195	Sabine Pass Liquefaction LLC, 5.63%, due 2/1/21	212
285	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 7/15/22	284
335	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/22	336
675	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.38%, due 8/1/22	696
565	Williams Cos., Inc., 7.88%, due 9/1/21	662
		6,457

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Health Facilities 7.0%
$235	CHS/Community Health Systems, Inc., 6.88%, due 2/1/22	$194
315	Envision Healthcare Corp., 5.63%, due 7/15/22	325
	HCA, Inc.
1,005	6.50%, due 2/15/20	1,103
1,215	5.88%, due 3/15/22	1,347
660	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	644
260	LifePoint Hospitals, Inc., 5.50%, due 12/1/21	268
	MPT Operating Partnership L.P./MPT Finance Corp.
200	6.38%, due 2/15/22	207
640	6.38%, due 3/1/24	693
685	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	715
	Tenet Healthcare Corp.
865	6.25%, due 11/1/18	907
475	5.00%, due 3/1/19	477
595	4.63%, due 6/15/20	598	(a)
365	7.50%, due 1/1/22	391	(e)
	Universal Health Services, Inc.
90	3.75%, due 8/1/19	91	(e)
280	4.75%, due 8/1/22	288	(e)
		8,248
Health Services 1.2%
645	DaVita, Inc., 5.75%, due 8/15/22	668
775	Service Corp. Int'l, 4.50%, due 11/15/20	789
		1,457
Investments & Misc. Financial Services 0.1%
130	MSCI, Inc., 5.25%, due 11/15/24	138	(e)
Machinery 0.6%
	CNH Industrial Capital LLC
535	3.38%, due 7/15/19	542
135	4.38%, due 4/5/22	138
75	Oshkosh Corp., 5.38%, due 3/1/22	78
		758
Media Content 2.9%
	Gannett Co., Inc.
170	5.13%, due 10/15/19	174
660	5.13%, due 7/15/20	682
445	Netflix, Inc., 5.38%, due 2/1/21	476
110	Nexstar Broadcasting, Inc., 6.13%, due 2/15/22	115	(e)
290	Sinclair Television Group, Inc., 5.63%, due 8/1/24	302	(e)
920	Sirius XM Radio, Inc., 4.25%, due 5/15/20	929	(e)
	Univision Communications, Inc.
615	6.75%, due 9/15/22	644	(e)
125	5.13%, due 5/15/23	127	(e)
		3,449

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Medical Products 1.7%
	Fresenius Medical Care US Finance II, Inc.
$170	6.50%, due 9/15/18	$179	(e)
390	5.63%, due 7/31/19	416	(e)
560	4.13%, due 10/15/20	576	(e)
795	Hologic, Inc., 5.25%, due 7/15/22	838	(e)
		2,009
Metals - Mining Excluding Steel 3.8%
	Anglo American Capital PLC
320	2.63%, due 9/27/17	319	(e)
320	4.45%, due 9/27/20	333	(e)
	First Quantum Minerals Ltd.
900	7.00%, due 2/15/21	931	(e)
235	7.25%, due 4/1/23	239	(e)
245	FMG Resources (August 2006) Pty Ltd., 9.75%, due 3/1/22	282	(e)
	Freeport-McMoRan, Inc.
100	2.38%, due 3/15/18	100
320	3.10%, due 3/15/20	316
175	6.50%, due 11/15/20	180	(e)
275	6.75%, due 2/1/22	287	(e)
1,045	3.55%, due 3/1/22	982
220	Hudbay Minerals, Inc., 7.25%, due 1/15/23	234	(e)
290	Teck Resources Ltd., 4.75%, due 1/15/22	300
		4,503
Oil Field Equipment & Services 0.6%
	Precision Drilling Corp.
302	6.63%, due 11/15/20	306
345	7.75%, due 12/15/23	366	(e)
		672
Packaging 3.3%
455	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, due 9/15/22	464	(e)
250	Ball Corp., 5.00%, due 3/15/22	267
	Berry Plastics Corp.
310	5.50%, due 5/15/22	324
230	6.00%, due 10/15/22	244
210	BWAY Holding Co., 5.50%, due 4/15/24	212	(e)
320	Graphic Packaging Int'l, Inc., 4.75%, due 4/15/21	335
	Reynolds Group Issuer, Inc.
645	5.75%, due 10/15/20	664
680	4.66%, due 7/15/21	695	(a)(e)
410	5.13%, due 7/15/23	428	(e)
202	Silgan Holdings, Inc., 5.00%, due 4/1/20	205
		3,838
Personal & Household Products 0.5%
560	Energizer Holdings, Inc., 4.70%, due 5/19/21	594

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Pharmaceuticals 1.8%
$315	Endo Finance LLC, 5.75%, due 1/15/22	$291	(e)
660	Endo Finance LLC & Endo Finco, Inc., 7.25%, due 1/15/22	650	(e)
225	Mallinckrodt Int'l Finance SA, 3.50%, due 4/15/18	226
90	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 4.88%, due 4/15/20	90	(e)
575	Valeant Pharmaceuticals Int'l, Inc., 6.50%, due 3/15/22	589	(e)
380	VPI Escrow Corp., 6.38%, due 10/15/20	326	(e)
		2,172
Printing & Publishing 1.6%
215	Harland Clarke Holdings Corp., 6.88%, due 3/1/20	220	(e)
	R.R. Donnelley & Sons Co.
255	7.63%, due 6/15/20	280
1,285	7.88%, due 3/15/21	1,388
		1,888
Real Estate Dev. & Mgt. 0.2%
185	Realogy Group LLC/Realogy Co-Issuer Corp., 4.50%, due 4/15/19	192	(e)
Recreation & Travel 1.8%
1,795	NCL Corp. Ltd., 4.75%, due 12/15/21	1,840	(e)
255	Royal Caribbean Cruises Ltd., 5.25%, due 11/15/22	281
		2,121
Restaurants 0.3%
195	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	201	(e)
200	Yum! Brands, Inc., 3.88%, due 11/1/20	205
		406
Software - Services 1.5%
335	First Data Corp., 5.38%, due 8/15/23	348	(e)
	Nuance Communications, Inc.
610	5.38%, due 8/15/20	623	(e)
190	6.00%, due 7/1/24	201	(e)
215	Open Text Corp., 5.63%, due 1/15/23	225	(e)
195	Symantec Corp., 3.95%, due 6/15/22	199
225	Syniverse Foreign Holdings Corp., 9.13%, due 1/15/22	223	(e)
		1,819
Specialty Retail 1.5%
205	Limited Brands, Inc., 8.50%, due 6/15/19	229
270	Penske Automotive Group, Inc., 5.75%, due 10/1/22	280
795	QVC, Inc., 3.13%, due 4/1/19	804
380	Sally Holdings LLC/Sally Capital, Inc., 5.75%, due 6/1/22	391
		1,704

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Steel Producers - Products 1.3%
	ArcelorMittal
$590	5.13%, due 6/1/20	$621
765	7.00%, due 2/25/22	868
		1,489
Support - Services 3.9%
540	AECOM, 5.75%, due 10/15/22	568
415	Anna Merger Sub, Inc., 7.75%, due 10/1/22	352	(e)
385	Aramark Services, Inc., 5.13%, due 1/15/24	406
780	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, due 6/1/22	758	(e)
	Hertz Corp.
500	5.88%, due 10/15/20	466
240	7.38%, due 1/15/21	230
180	6.25%, due 10/15/22	166
100	IHS Markit Ltd., 5.00%, due 11/1/22	107	(e)
	Iron Mountain, Inc.
1,245	6.00%, due 10/1/20	1,303	(e)
275	4.38%, due 6/1/21	285	(e)
		4,641
Technology Hardware & Equipment 2.0%
275	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/23	283
215	CommScope, Inc., 5.50%, due 6/15/24	226	(e)
825	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.88%, due 6/15/21	874	(e)
500	EMC Corp., 1.88%, due 6/1/18	498
425	Western Digital Corp., 7.38%, due 4/1/23	465	(e)
		2,346
Telecom - Satellite 0.9%
708	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	766
265	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	248
		1,014
Telecom - Wireless 3.9%
1,150	Sprint Capital Corp., 6.90%, due 5/1/19	1,235
1,090	Sprint Corp., 7.25%, due 9/15/21	1,192
215	Sprint Nextel Corp., 6.00%, due 11/15/22	224
	T-Mobile USA, Inc.
735	6.13%, due 1/15/22	776
335	4.00%, due 4/15/22	343
760	Wind Acquisition Finance SA, 4.75%, due 7/15/20	773	(e)
		4,543
Telecom - Wireline Integrated & Services 4.8%
650	CenturyLink, Inc., Ser. V, 5.63%, due 4/1/20	690
275	Communications Sales & Leasing, Inc./CSL Capital LLC, 6.00%, due 4/15/23	286	(e)
125	Equinix, Inc., 5.38%, due 1/1/22	132

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
	Frontier Communications Corp.
$765	7.13%, due 3/15/19	$807
600	8.50%, due 4/15/20	635
155	8.88%, due 9/15/20	164
400	9.25%, due 7/1/21	408
	Level 3 Financing, Inc.
540	6.13%, due 1/15/21	558
590	5.63%, due 2/1/23	612
200	Qwest Corp., 6.75%, due 12/1/21	222
285	SoftBank Group Corp., 4.50%, due 4/15/20	296	(e)
	Telecom Italia Capital SA
115	7.00%, due 6/4/18	121
125	7.18%, due 6/18/19	137
260	Windstream Services LLC, 7.75%, due 10/15/20	265
330	Zayo Group LLC/Zayo Capital, Inc., 6.00%, due 4/1/23	351
		5,684
Theaters & Entertainment 1.0%
275	AMC Entertainment Holdings, Inc., 5.88%, due 2/15/22	287
800	Regal Entertainment Group, 5.75%, due 3/15/22	836
		1,123
	Total Corporate Bonds (Cost $106,016)	108,019
NUMBER OF SHARES
Short-Term Investment 1.5%
Investment Company 1.5%
1,719,335	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $1,719)	1,719	(g)(h)
	Total Investments 99.5% (Cost $114,901)	116,928
	Other Assets Less Liabilities 0.5%	614
	Net Assets 100.0%	$117,542

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(b)  All or a portion of this security had not settled as of April 30, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  Illiquid security.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to $37,718,000 or 32.1% of net assets of the Fund. Securities denoted with (e) but without (d) have been deemed by the investment manager to be liquid.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund (Unaudited) (cont'd)

(f)  Payment-in-kind (PIK) security.

(g)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of approximately $3,360,000.

(h)  Represents 7-day effective yield as of April 30, 2017.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments(a)	$—	$7,190	$—	$7,190
Corporate Bonds(a)	—	108,019	—	108,019
Short-Term Investment	—	1,719	—	1,719
Total Investments	$—	$116,928	$—	$116,928

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Loan Assignments
Business Equipment & Services	$95	$—	$—	$(1)	$—	$(94)	$—	$—	$—	$—
Total	$95	$—	$—	$(1)	$—	$(94)	$—	$—	$—	$—

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(b) 6.4%
Aerospace & Defense 0.1%
	Transdigm Inc.
$375	First Lien Term Loan C, 4.12%, due 2/28/20	$376
665	First Lien Term Loan D, 4.14%, due 6/4/21	666
84	First Lien Term Loan F, 3.99%, due 6/9/23	84
		1,126
Air Transport 0.1%
	American Airlines Inc. First Lien Term Loan B, 3.49%, due 12/14/23
355	First Lien Term Loan B, 3.49%, due 12/14/23	355
135	First Lien Term Loan B, 2.99%, due 6/27/20	135
715	First Lien Term Loan B1, 3.49%, due 10/10/21	716
290	United Airlines, First Lien Term Loan B, 3.42%, due 4/1/24	291
		1,497
All Telecom 0.4%
804	Communications Sales and Leasing Inc., First Lien Term Loan, 4.00%, due 10/24/22	801
	Consolidated Communications Inc.
219	First Lien Term Loan B, 4.00%, due 10/5/23	220
270	First Lien Term Loan B2, due 10/5/23	271	(c)(d)
49	Frontier Communications Corp., First Lien Term Loan A, 3.75%, due 3/31/21	48
2,434	Intelsat Jackson HLDG, First Lien Term Loan B2, 3.89%, due 6/30/19	2,400
520	Level 3 Financing, Inc., First Lien Term Loan B2, 3.24%, due 2/22/24	522
215	Neustar, First Lien Term Loan B2, due 3/1/24	218	(c)(d)
409	Premiere Global Services, Inc., First Lien Term Loan, 7.50%, due 12/8/21	409
420	RCN Grande, First Lien Term Loan, 3.99%, due 2/1/24	421
	SBA Communications
168	First Lien Term Loan B1, 3.25%, due 3/24/21	169
673	First Lien Term Loan B2, 3.25%, due 6/10/22	674
930	Sprint Communications, Inc., First Lien Term Loan B, 3.50%, due 2/2/24	931
	Syniverse Technologies
340	First Lien Term Loan, 4.15%, due 4/23/19	312
515	First Lien Term Loan, 4.15%, due 4/23/19	470
560	Telesat, First Lien Term Loan B, 4.15%, due 11/17/23	564
268	Zayo Group, First Lien Term Loan B2, 3.50%, due 1/19/24	270
700	Ziggo, First Lien Term Loan E, 3.49%, due 4/23/25	700
		9,400
Automotive 0.0%(u)
309	ABRA, First Lien Term Loan, 4.77%, due 9/17/21	312
273	Caliber Collision, First Lien Term Loan, 4.00%, due 2/1/24	275
159	Cooper Standard Automotive Inc., First Lien Term Loan B, 3.90%, due 11/2/23	159
309	Midas Intermediate Holdings Co., First Lien Term Loan B, 3.90%, due 8/18/21	310
		1,056
Brokers, Dealers & Investment Houses 0.0%(u)
209	Compass Diversified, First Lien Term Loan B, 3.90%, due 6/6/21	211

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Building & Development 0.2%
$385	American Builders & Co., Inc., First Lien Term Loan B, 3.74%, due 10/31/23	$387
	Capital Automotive LP
510	First Lien Term Loan B, 4.00%, due 3/16/24	514
320	Second Lien Term Loan, 7.00%, due 3/21/25	326
1,129	DTZ, First Lien Term Loan B, 4.34%, due 11/4/21	1,133
234	HDS Supply, First Lien Term Loan B, 3.90%, due 8/13/21	235
272	Jeld-Wen, Inc., First Lien Term Loan B, 4.15%, due 7/1/22	274
618	Mueller Water, First Lien Term Loan B, 3.54%, due 11/25/21	625	(c)(d)
239	Quikrete, First Lien Term Loan, 4.24%, due 11/15/23	240
1,073	Realogy Group, Term Loan, 3.40%, due 7/20/22	1,081
		4,815
Business Equipment & Services 0.8%
890	Acosta Inc., First Lien Term Loan B1, 4.25%, due 9/26/21	828
	Advantage Sales and Marketing
1,134	First Lien Term Loan, 4.25%, due 7/25/21	1,107
330	Second Lien Term Loan, 7.50%, due 7/25/22	314	(c)(d)
125	Alixpartners, First Lien Term Loan B, due 4/29/24	126	(c)(d)
284	Brand Services, Inc., First Lien Term Loan, 4.92%, due 11/26/20	285
	Brickman Group Holdings Inc.
560	Term Loan, 4.15%, due 12/18/20	562
80	Second Lien Term Loan, 7.50%, due 12/18/21	80
220	CBS Outdoor, First Lien Term Loan B, 3.24%, due 3/10/24	221
185	CCC Information Services Inc., First Lien Term Loan B, due 3/29/24	184	(c)(d)
405	Ceridian Corp., First Lien Term Loan B2, 4.50%, due 9/15/20	404
340	Change Healthcare Holdings, First Lien Term Loan B, 3.75%, due 3/1/24	341
567	Coinmach Corp., First Lien Term Loan B, 4.27%, due 11/8/19	567
840	CPA Global, First Lien Term Loan B, 4.67%, due 12/3/20	841
175	Digitalglobe, Inc., First Lien Term Loan B, 3.74%, due 12/22/23	175
	First Data Corporation
1,607	First Lien Term Loan, 3.99%, due 7/10/22	1,616
1,590	First Lien Term Loan, 3.49%, due 4/20/24	1,590
	Garda World Security
648	First Lien Term Loan B, 4.00%, due 11/9/20	647
95	First Lien Term Loan B, 4.00%, due 11/9/20	95
113	First Lien Term Loan DD, 4.00%, due 11/9/20	113
215	Gartner, First Lien Term Loan B, 2.99%, due 3/15/24	217
790	Genesys, First Lien Term Loan B, 5.16%, due 12/1/23	795
843	Kronos, First Lien Term Loan B, 5.03%, due 11/1/23	845
1,123	Mitchell International, Inc., First Lien Term Loan, 4.54%, due 11/10/20	1,128
179	On Assignment, First Lien Term Loan B, 3.24%, due 6/5/22	180
559	Presidio, First Lien Term Loan, 4.40%, due 2/2/22	565
433	Protection One, First Lien Term Loan, 4.25%, due 5/2/22	438
1,126	Servicemaster Company, First Lien Term Loan B, 3.48%, due 11/8/23	1,138
799	Solera, First Lien Term Loan B, 4.25%, due 3/3/23	805
800	Tempo Acquisition, First Lien Term Loan B, 3.00%, due 4/20/24	799
494	TRANS UNION LLC, First Lien Term Loan B2, 3.49%, due 4/9/23	498
205	Vantiv, First Lien Term Loan B, 3.49%, due 10/14/23	207
189	Wex, First Lien Term Loan B, 4.49%, due 7/1/23	190
		17,901

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Cable & Satellite Television 0.4%
$1,403	Cablevision Systems Corp., First Lien Term Loan B, 3.24%, due 7/17/25	$1,402	(c)(d)
518	Cequel Communications, LLC, First Lien Term Loan B, 3.16%, due 7/14/25	517
	Charter Communications Operating LLC
450	First Lien Term Loan F, 3.00%, due 1/3/21	452
929	First Lien Term Loan I, 3.24%, due 1/15/24	934
230	Mediacom Illinois LLC, First Lien Term Loan K, 3.20%, due 2/19/24	231
930	Numericable, First Lien Term Loan B11, due 6/22/25	925	(c)(d)
	Telenet
1,131	First Lien Term Loan AF, 3.97%, due 1/31/25	1,133
820	First Lien Term Loan AI, due 6/30/25	822	(c)(d)
800	UPC Financing Partnership, First Lien Term Loan AP, 3.74%, due 4/15/25	802
280	Virgin Media, First Lien Term Loan I, 3.74%, due 1/31/25	281
1,199	Wide Open West, First Lien Term Loan B, 4.55%, due 8/11/23	1,205
		8,704
Chemicals & Plastics 0.2%
	Allnex
191	First Lien Term Loan B, 4.41%, due 9/13/23	191	(c)(d)
134	First Lien Term Loan B2, 4.41%, due 9/13/23	134	(c)(d)
274	Dupont Performance Coatings, First Lien Term Loan B, 3.65%, due 2/1/23	277
267	Huntsman International LLC, First Lien Term Loan B, 3.99%, due 4/1/23	270
	Ineos Finance PLC
376	First Lien Term Loan B, 3.74%, due 3/31/22	379
70	First Lien Term Loan B, 3.74%, due 3/31/24	70
395	KIK Custom Products Inc., First Lien Term Loan B, 5.65%, due 8/26/22	399
	Solenis
1,114	First Lien Term Loan, 4.30%, due 7/31/21	1,117
125	Second Lien Term Loan, 7.80%, due 7/31/22	124
537	Univar Inc., First Lien Term Loan B, 3.74%, due 7/1/22	539
		3,500
Conglomerates 0.0%(u)
300	Harland Clark Holdings Corp., First Lien Term Loan B6, 6.65%, due 2/3/22	300
269	Spectrum Brands, Inc., First Lien Term Loan B, 3.12%, due 6/23/22	270
		570
Containers & Glass Products 0.3%
240	Anchor Glass, First Lien Term Loan, 4.25%, due 12/7/23	242
	Berlin Packaging
788	First Lien Term Loan, 4.50%, due 10/1/21	791
160	First Lien Term Loan, 7.75%, due 10/1/22	160
	Berry Plastics
246	First Lien Term Loan K, 3.24%, due 2/8/20	248
368	First Lien Term Loan L, 3.24%, due 1/6/21	370
808	Term Loan, 3.65%, due 10/1/22	813
1,210	BWAY Corporation, First Lien Term Loan, 4.23%, due 3/22/24	1,202
	Constantia Flexibles Group
62	First Lien Term Loan B1, 4.00%, due 4/29/22	62
321	First Lien Term Loan B2, 4.00%, due 4/29/22	321
561	Fort Dearborn Co., First Lien Term Loan B, 5.15%, due 10/19/23	566
1,201	Reynolds Group, First Lien Term Loan, 3.99%, due 2/5/23	1,206
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$785	SIG Combibloc Group, First Lien Term Loan B, 4.00%, due 3/12/22	$790
792	Tekni-Plex Inc., First Lien Term Loan, 4.50%, due 6/1/22	794
		7,565
Cosmetics - Toiletries 0.0%(u)
318	Prestige Brands, Inc., First Lien Term Loan B4, 3.74%, due 1/26/24	321
Drugs 0.4%
830	Capsugel Inc., First Lien Term Loan B, 4.00%, due 7/31/21	831
2,385	Endo Pharma, First Lien Term Loan B, 5.00%, due 4/6/24	2,403	(c)(d)
1,198	Pharmaceutical Product Development, Inc., First Lien Term Loan B, 4.33%, due 8/18/22	1,204
322	Pharmaceutical Technologies & Services, First Lien Term Loan B, 3.75%, due 5/20/21	325
3,612	Valeant Pharmaceuticals, First Lien Term Loan BF3, 5.74%, due 4/1/22	3,633	(c)(d)
		8,396
Ecological Services & Equipment 0.0%(u)
832	ADS Waste Holdings, Inc., First Lien Term Loan B, 3.70%, due 11/10/23	838
Electronics - Electrical 0.5%
	Applied Systems
168	First Lien Term Loan, 4.40%, due 1/25/21	169
98	Second Lien Term Loan, 7.65%, due 1/23/22	99
1,194	Avast Software, First Lien Term Loan B, 4.40%, due 9/30/23	1,205
635	BMC Software, First Lien Term Loan, 5.00%, due 9/10/22	638	(c)(d)
435	CommScope, First Lien Term Loan B, 3.49%, due 12/29/22	438
686	CPI ACQUISITION INC., First Lien Term Loan, 5.83%, due 8/17/22	640
961	Dell, First Lien Term Loan, 3.50%, due 9/7/23	965
435	Go Daddy, First Lien Term Loan B, 3.49%, due 2/15/24	437
795	Infor Global Solutions Ltd., First Lien Term Loan, 3.90%, due 2/1/22	793
	Micro Focus
697	First Lien Term Loan B3, 2.75%, due 4/18/24	699
103	First Lien Term Loan C, 2.75%, due 4/18/24	103
	Misys Europe SA
175	First Lien Term Loan B, 4.50%, due 5/3/24	174
175	Second Lien Term Loan, 8.25%, due 5/3/25	173
114	Oberthur Technologies, First Lien Term Loan B1, 3.75%, due 12/15/23	115
348	On Semiconductor, First Lien Term Loan B, 3.24%, due 3/31/23	349
	Optiv Security, Inc.
300	First Lien Term Loan, 4.25%, due 2/1/24	299
80	Second Lien Term Loan, 8.25%, due 1/13/25	81
804	Rackspace Hosting Inc., First Lien Term Loan B, 4.53%, due 11/3/23	809
794	Riverbed Technology, First Lien Term Loan B, 4.25%, due 4/24/22	792
2,241	Sophia LP, First Lien Term Loan B, 4.40%, due 9/30/22	2,237
393	Vertafore, First Lien Term Loan, 4.25%, due 6/17/23	394
956	Zebra Technologies, First Lien Term Loan B, 3.60%, due 10/27/21	965
		12,574
Equipment Leasing 0.1%
645	AER/Int'l Lease Finance Corp., First Lien Term Loan B, 3.40%, due 10/30/22	650
620	Avolon, First Lien Term Loan B2, 3.74%, due 3/20/22	629

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$215	AWAS Aviation, First Lien Term Loan B, 4.36%, due 6/10/18	$216
250	Delos, First Lien Term Loan, 3.40%, due 10/6/23	253
		1,748
Financial Intermediaries 0.2%
500	Americold, First Lien Term Loan B, 4.75%, due 12/1/22	505
520	CITCO, First Lien Term Loan, due 3/23/22	522	(c)(d)
1,130	Grosvenor Capital Management Holdings, LLP, First Lien Term Loan B, 4.00%, due 8/18/23	1,124
209	Guggenheim Partners, First Lien Term Loan B, 3.74%, due 7/22/23	210
321	Harbourvest Partners, First Lien Term Loan, 3.66%, due 2/4/21	322
535	Royalty Pharma, First Lien Term Loan B6, 3.15%, due 3/13/23	537
253	SAM Finance, First Lien Term Loan B, 4.39%, due 12/17/20	255
		3,475
Food & Drug Retailers 0.2%
	Albertsons LLC
186	First Lien Term Loan B4, 3.99%, due 8/25/21	187
303	First Lien Term Loan B5, 4.40%, due 12/21/22	304
306	First Lien Term Loan B6, 4.30%, due 6/22/23	307
1,136	General Nutrition Centers, First Lien Term Loan, 3.50%, due 3/4/19	1,046
1,600	Rite Aid Corp., Second Lien Term Loan 2, 5.02%, due 6/21/21	1,601
		3,445
Food Products 0.1%
520	B&G Foods Inc., First Lien Term Loan B, 3.24%, due 11/2/22	524
311	DE Master Blenders 1753 NV, Term Loan B1, 4.25%, due 7/2/22	311
300	Del Monte Foods, First Lien Term Loan, 4.31%, due 2/18/21	251
606	NBTY, Inc., First Lien Term Loan B, 4.65%, due 5/5/23	608
800	Nomad Foods Europe Midco Ltd., First Lien Term Loan B, 2.75%, due 4/18/24	803
		2,497
Food Service 0.1%
210	Aramark Corporation, First Lien Term Loan B, 2.99%, due 3/2/24	212
184	Burger King Corporation, First Lien Term Loan B, due 2/15/24	185	(c)(d)
537	US Foods, First Lien Term Loan B, 3.74%, due 6/27/23	541
175	Weight Watchers International Inc., Term Loan, 4.40%, due 4/2/20	166
538	Yum Brands, Inc., First Lien Term Loan B, 2.99%, due 6/16/23	540
		1,644
Health Care 0.5%
800	Acadia Healthcare Co., First Lien Term Loan B2, 3.98%, due 2/16/23	800
566	Air Medical Group Holding, First Lien Term Loan B, 4.25%, due 4/28/22	562
172	Air Methods, First Lien Term Loan B, due 4/12/24	172	(c)(d)
	CHS/Community Health
340	First Lien Term Loan G1, 3.80%, due 12/31/19	339
865	First Lien Term Loan H1, 4.05%, due 1/27/21	859
817	Concentra Operating Company, First Lien Term Loan 1, 4.06%, due 6/1/22	821
1,686	Envision Healthcare, First Lien Term Loan B, 4.15%, due 12/1/23	1,701
980	Grifols SA, First Lien Term Loan B, 2.25%, due 1/19/25	982

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	HCA Inc.
$392	First Lien Term Loan B9, 2.99%, due 3/18/23	$393
479	First Lien Term Loan B8, 3.24%, due 2/15/24	483
564	IASIS Healthcare Corporation, First Lien Term Loan B2, 4.50%, due 5/3/18	565
1,100	IASIS Healthcare LLC, First Lien Term Loan, 5.25%, due 2/28/21	1,095
1,061	Mallinckrodt International, First Lien Term Loan B, 3.90%, due 9/24/24	1,060
100	Mediware Information System, First Lien Term Loan B, 4.75%, due 2/9/24	101
410	Multiplan, Inc., First Lien Term Loan B, 4.90%, due 6/7/23	416
562	National Mentor, Inc., First Lien Term Loan B, 4.40%, due 1/31/21	566
194	Quintiles Ims Health, First Lien Term Loan B, 3.15%, due 3/7/24	196
815	Team Health, Inc., First Lien Term Loan B, 3.75%, due 2/6/24	807
		11,918
Industrial Equipment 0.2%
972	Crosby Worldwide, First Lien Term Loan, 4.05%, due 11/22/20	900
264	Doosan Infracore, First Lien Term Loan B, 4.50%, due 5/28/21	267
795	Filtration Group, First Lien Term Loan B, 4.30%, due 11/21/20	798
245	Gates Global LLC, First Lien Term Loan B, 4.41%, due 3/30/24	246
105	Harsco, First Lien Term Loan B, 6.00%, due 11/2/23	107
1,061	Husky Injection Molding, First Lien Term Loan B, 4.25%, due 6/30/21	1,066
813	Milacron LLC, First Lien Term Loan B, 3.99%, due 9/24/23	817
592	Rexnord Corp., First Lien Term Loan B, 3.89%, due 8/21/23	594
532	Signode Industrial, First Lien Term Loan B, 3.81%, due 5/1/21	534
		5,329
Insurance 0.1%
	Sedgwick Holdings Inc.
1,132	First Lien Term Loan, 3.75%, due 2/28/21	1,133
160	Second Lien Term Loan, 6.75%, due 2/28/22	160
		1,293
Leisure Goods - Activities - Movies 0.2%
540	Amc Entertainment, First Lien Term Loan B, 2.25%, due 12/15/22	542
316	Bright Horizons, First Lien Term Loan B, 3.74%, due 11/3/23	318
637	Emerald Expositions Holdings, First Lien Term Loan B, 4.90%, due 6/17/20	641
	Formula One
160	Second Lien Term Loan, 8.07%, due 7/29/22	161
1,365	First Lien Term Loan B, 4.57%, due 2/1/24	1,366
269	Regal Entertainment, First Lien Term Loan, 3.49%, due 4/1/22	272
1,205	Seaworld, First Lien Term Loan B5, 3.40%, due 3/1/24	1,202
97	SRAM, First Lien Term Loan B, 4.50%, due 4/10/24	97
846	Warner Music Group, First Lien Term Loan, 3.75%, due 11/1/23	849
		5,448
Lodging & Casinos 0.3%
155	Aristocrat Leisure, First Lien Term Loan, 3.41%, due 10/20/21	156
449	Boyd Gaming Corporation, First Lien Term Loan B, 3.45%, due 9/15/23	451
285	Caesars Entertainment, First Lien Term Loan B, due 4/4/24	283	(c)(d)
475	CityCenter, First Lien Term Loan B, due 4/14/24	476	(c)(d)
845	Eldorado Resorts, First Lien Term Loan B, due 3/15/24	843	(c)(d)
269	ESH Hospitality, Inc., First Lien Term Loan B, 3.49%, due 8/30/23	270

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$324	Four Seasons Holdings Inc., First Lien Term Loan, 4.15%, due 11/21/23	$328
549	Hilton Worldwide, First Lien Term Loan B2, 2.99%, due 10/25/23	554
	MGM Growth Properties
400	First Lien Term Loan B, 2.25%, due 4/25/23	401
213	First Lien Term Loan B, 3.49%, due 4/25/23	213
	Mohegan Tribal Gaming
219	First Lien Term Loan A, 4.74%, due 10/13/21	219
538	First Lien Term Loan B, 5.65%, due 10/13/23	541
314	MTR Gaming Group, First Lien Term Loan B, 6.25%, due 7/23/22	313
151	Pinnacle Foods Finance, First Lien Term Loan B, due 3/30/23	152	(c)(d)
1,338	Scientific Games Corp, First Lien Term Loan B3, 4.99%, due 10/1/21	1,358
523	Station Casinos, First Lien Term Loan B, 3.50%, due 6/8/23	522	(c)(d)
690	Twin Rivers Casino, First Lien Term Loan B, 4.65%, due 7/10/20	699
		7,779
Oil & Gas 0.1%
115	Chesapeake Energy, First Lien Term Loan, due 8/23/21	124	(c)(d)
710	Energy Transfer Equity LP, First Lien Term Loan, 3.73%, due 2/2/24	711
225	Gavilan Resources, Second Lien Term Loan, 7.00%, due 3/1/24	223
		1,058
Publishing 0.0%(u)
304	Nielsen, First Lien Term Loan B4, 3.00%, due 10/4/23	305
476	Springer Science & Business Media S.A, First Lien Term Loan B9, 4.62%, due 8/15/20	476
273	Tribune Company, First Lien Term Loan B, 3.99%, due 1/27/24	275
		1,056
Radio & Television 0.1%
477	Cumulus Media, First Lien Term Loan B, 4.25%, due 12/23/20	373
169	Gray Television, Inc., First Lien Term Loan B, 3.48%, due 2/7/24	171
355	iHeartCommunications Inc., First Lien Term Loan D, due 1/30/19	302	(c)(d)
80	Lions Gate, First Lien Term Loan B, 3.98%, due 12/8/23	80
34	Mission Broadcasting, First Lien Term Loan B, 3.99%, due 1/17/24	34
348	Nexstar Broadcasting, First Lien Term Loan B, 3.99%, due 1/17/24	351
444	Sinclair Broadcasting, First Lien Term Loan B2, 3.25%, due 1/3/24	445
1,586	Univision Communications Inc., First Lien Term Loan C5, 3.75%, due 3/15/24	1,574
		3,330
Retailers (except food & drug) 0.1%
	Bass Pro Shops
1,131	First Lien Term Loan B1, 4.24%, due 6/5/20	1,128
455	First Lien Term Loan B, 6.15%, due 12/16/23	443
	BJS Wholesale Club Inc.
490	First Lien Term Loan B1, 4.75%, due 1/27/24	488
155	Second Lien Term Loan, 8.50%, due 1/27/25	155	(c)(d)
247	CDW LLC, First Lien Term Loan B, 3.15%, due 8/17/23	248
426	PetSmart Inc., First Lien Term Loan B, 4.02%, due 3/10/22	390
159	Pilot Travel Centers, First Lien Term Loan B, 2.99%, due 5/25/23	161
		3,013

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Steel 0.1%
$558	McJunkin Red Man Corporation, First Lien Term Loan, 5.00%, due 11/9/19	$562
567	TMS International, First Lien Term Loan B, 4.56%, due 10/16/20	571
		1,133
Surface Transport 0.1%
282	Avis Budget Car Rental, First Lien Term Loan B, 3.15%, due 3/15/22	281
1,690	Hertz Corporation, First Lien Term Loan B, 3.74%, due 6/30/23	1,692
	Kenan Advantage Group
827	First Lien Term Loan B1, 4.00%, due 7/29/22	827
251	First Lien Term Loan B2, 4.00%, due 7/29/22	252
		3,052
Utilities 0.5%
1,134	Calpine Construction, First Lien Term Loan B2, 3.49%, due 1/31/22	1,134
238	Calpine Corp., First Lien Term Loan B7, 3.90%, due 5/31/23	239
1,126	Dynegy Holdings Inc., First Lien Term Loan C, 4.25%, due 2/7/24	1,125
800	Energy Future, First Lien Term Loan, 4.30%, due 6/30/17	804	(c)(d)
404	HELIX Generation, First Lien Term Loan B, 4.75%, due 3/8/24	408	(c)(d)
1,225	Nautilus Power LLC, First Lien Term Loan B, 5.00%, due 4/28/24	1,213
620	NRG Energy Inc., First Lien Term Loan B, 3.24%, due 6/30/23	622
	RJS Power
539	First Lien Term Loan B1, 5.00%, due 7/6/23	534
670	First Lien Term Loan B2, 5.00%, due 4/6/24	664	(c)(d)
	Texas Competitive
1,183	First Lien Term Loan B, 3.75%, due 8/4/23	1,181
271	First Lien Term Loan c, 3.74%, due 8/4/23	270
404	First Lien Term Loan B2, 4.25%, due 8/4/24	405
1,227	TPF II, First Lien Term Loan B, 5.00%, due 10/2/23	1,234	(c)(d)
		9,833
	Total Loan Assignments (Cost $145,278)	145,525
U.S. Treasury Obligations 24.9%
	U.S. Treasury Bonds
44,140	5.50%, due 8/15/28	57,844	(e)
32,970	3.88%, due 8/15/40	38,599	(e)
	U.S. Treasury Inflation-Indexed Bonds
38,272	0.25%, due 1/15/25	38,052	(e)(f)
31,693	2.00%, due 1/15/26	36,002	(f)
12,366	2.50%, due 1/15/29	15,193	(e)(f)
79,566	3.88%, due 4/15/29	110,490	(e)(f)
	U.S. Treasury Notes
3,000	0.88%, due 11/30/17	2,997	(e)
62,385	0.75%, due 1/31/18 – 4/15/18	62,229	(e)
8,000	2.63%, due 1/31/18	8,094
20,000	2.88%, due 3/31/18	20,321
35,760	3.63%, due 8/15/19	37,612	(e)
27,485	1.38%, due 4/30/20	27,413	(e)
64,910	2.75%, due 2/15/24	67,666
49,055	1.63%, due 2/15/26	46,577	(e)
	Total U.S. Treasury Obligations (Cost $568,810)	569,089

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
U.S. Government Agency Security 0.3%
$10,537	Resolution Funding Corp. Interest Strip, 0.00%, due 4/15/29 (Cost $7,818)	$7,378	(v)
Mortgage-Backed Securities 24.4%
Collateralized Mortgage Obligations 1.3%
14,915	Fannie Mae Connecticut Avenue Securities, Ser. 2017-C02, Class 2M2, 4.64%, due 9/25/29	15,429	(b)
9,020	Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, 4.44%, due 10/25/29	9,243	(b)
	JP Morgan Alternative Loan Trust
720	Ser. 2006-A5, Class 1A1, 1.15%, due 10/25/36	639	(b)
3,348	Ser. 2007-A2, Class 12A3, 1.18%, due 6/25/37	3,250	(b)
		28,561
Commercial Mortgage-Backed 1.5%
	Citigroup Commercial Mortgage Trust
48,777	Ser. 2014-GC25, Class XA, 1.21%, due 10/10/47	3,021	(b)(g)
32,504	Ser. 2015-GC27, Class XA, 1.57%, due 2/10/48	2,698	(b)(g)
38,633	Commercial Mortgage Loan Trust, Ser. 2014-CR17, Class XA, 1.31%, due 5/10/47	2,048	(b)(g)
31,110	Commercial Mortgage Pass-Through Certificates, Ser. 2013-LC6, Class XB, 0.50%, due 1/10/46	654	(b)(g)(h)
	Commercial Mortgage Trust
34,000	Ser. 2013-CR6, Class XB, 0.77%, due 3/10/46	1,005	(b)(g)
42,865	Ser. 2014-CR16, Class XA, 1.36%, due 4/10/47	2,240	(b)(g)
53,262	Ser. 2014-UBS3, Class XA, 1.48%, due 6/10/47	3,210	(b)(g)
28,947	Ser. 2014-UBS6, Class XA, 1.20%, due 12/10/47	1,524	(b)(g)
39,118	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 1.01%, due 6/15/57	1,922	(b)(g)
	GS Mortgage Securities Trust
74,051	Ser. 2014-GC18, Class XA, 1.29%, due 1/10/47	3,911	(b)(g)
57,830	Ser. 2015-GC30, Class XA, 1.03%, due 5/10/50	2,816	(b)(g)
30,705	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C15, Class XA, 1.31%, due 4/15/47	1,583	(b)(g)
	WF-RBS Commercial Mortgage Trust
102,868	Ser. 2013-C14, Class XB, 0.29%, due 6/15/46	1,103	(b)(g)
44,026	Ser. 2014-C21, Class XA, 1.30%, due 8/15/47	2,538	(b)(g)
62,715	Ser. 2014-C25, Class XA, 1.08%, due 11/15/47	3,155	(b)(g)
9,197	Ser. 2014-C22, Class XA, 1.08%, due 9/15/57	438	(b)(g)
		33,866
Fannie Mae 11.2%
	Pass-Through Certificates
10	5.00%, due 6/1/40 – 7/1/40	10
117	6.00%, due 9/1/33 – 9/1/40	134
1	6.50%, due 9/1/32	1
2	7.00%, due 7/1/29	3
1	7.50%, due 12/1/32	1
21,080	3.00%, TBA, 15 Year Maturity	21,679	(i)
49,995	3.00%, TBA, 30 Year Maturity	49,948	(i)
5,440	3.50%, TBA, 15 Year Maturity	5,685	(i)
33,355	3.50%, TBA, 30 Year Maturity	34,298	(i)
122,195	4.00%, TBA, 30 Year Maturity	128,696	(i)
15,710	4.50%, TBA, 30 Year Maturity	16,903	(i)
		257,358

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Freddie Mac 8.8%
	Pass-Through Certificates
$0 (j)	4.50%, due 8/1/18	$0	(j)
8	5.00%, due 5/1/18 – 12/1/28	8
0 (j)	5.50%, due 9/1/17	0	(j)
0 (j)	7.00%, due 6/1/32	1
30,835	3.00%, TBA, 15 Year Maturity	31,732	(i)
42,085	3.00%, TBA, 30 Year Maturity	42,030	(i)
31,135	3.50%, TBA, 30 Year Maturity	32,015	(i)
91,020	4.00%, TBA, 30 Year Maturity	95,813	(i)
		201,599
Ginnie Mae 1.6%
	Pass-Through Certificates
1	6.50%, due 7/15/32	1
1	7.00%, due 8/15/32	1
6,790	3.00%, TBA, 30 Year Maturity	6,882	(i)
6,610	3.50%, TBA, 30 Year Maturity	6,867	(i)
22,180	4.00%, TBA, 30 Year Maturity	23,448	(i)
		37,199
	Total Mortgage-Backed Securities (Cost $567,157)	558,583
Corporate Bonds 36.6%
Advertising 0.2%
280	Lamar Media Corp., 5.75%, due 2/1/26	305
930	MDC Partners, Inc., 6.50%, due 5/1/24	907	(h)
	Nielsen Finance LLC
140	4.50%, due 10/1/20	143
3,080	5.00%, due 4/15/22	3,170	(e)(h)
		4,525
Agriculture 0.2%
5,250	Reynolds American, Inc., 4.45%, due 6/12/25	5,599
Airlines 0.8%
8,020	American Airlines, Inc., Ser. 2014-1, Class B, 4.38%, due 10/1/22	8,071
9,935	Delta Air Lines, Inc., 3.63%, due 3/15/22	10,195
		18,266
Auto Manufacturers 1.5%
6,925	General Motors Co., 6.25%, due 10/2/43	7,565
	General Motors Financial Co., Inc.
6,710	3.20%, due 7/6/21	6,770
8,175	4.30%, due 7/13/25	8,322
10,960	4.00%, due 10/6/26	10,906
		33,563

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Auto Parts & Equipment 0.0%(u)
$575	IHO Verwaltungs GmbH, 4.50% Cash/5.25% PIK, due 9/15/23	$574	(h)(k)
515	ZF N.A. Capital, Inc., 4.00%, due 4/29/20	536	(h)
		1,110
Banking 0.8%
	Ally Financial, Inc.
650	3.25%, due 9/29/17	654
2,890	6.25%, due 12/1/17	2,962	(e)
1,690	3.60%, due 5/21/18	1,711	(e)
2,445	3.25%, due 11/5/18	2,470
3,070	8.00%, due 3/15/20	3,465	(e)
	CIT Group, Inc.
925	5.25%, due 3/15/18	954	(e)
2,125	6.63%, due 4/1/18	2,222	(e)(h)
2,590	5.00%, due 5/15/18	2,605	(e)(h)
168	5.50%, due 2/15/19	178	(h)
1,120	3.88%, due 2/19/19	1,151	(e)
		18,372
Banks 3.7%
	Bank of America Corp.
11,760	2.88%, due 4/24/23	11,744	(b)
10,485	Ser. L, 3.95%, due 4/21/25	10,522
14,320	Barclays PLC, 4.34%, due 1/10/28	14,642
12,525	Capital One N.A., 2.35%, due 1/31/20	12,541	(e)
7,795	Goldman Sachs Group, Inc., 5.15%, due 5/22/45	8,234
10,570	JPMorgan Chase & Co., 3.54%, due 5/1/28	10,530	(b)
5,015	Morgan Stanley, Ser. H, 5.45%, due 12/31/49	5,134	(b)
12,265	SunTrust Banks, Inc., Ser. G, 5.05%, due 12/31/99	12,265	(b)(l)
		85,612
Building & Construction 0.4%
	CalAtlantic Group, Inc.
515	8.38%, due 5/15/18	546
515	5.25%, due 6/1/26	526
	Lennar Corp.
1,935	4.75%, due 12/15/17	1,952	(e)
1,235	4.75%, due 11/15/22	1,283	(e)
270	4.88%, due 12/15/23	279
	Meritage Homes Corp.
545	4.50%, due 3/1/18	553
440	6.00%, due 6/1/25	469
540	Ryland Group, Inc., 5.38%, due 10/1/22	577	(e)
400	Standard Pacific Corp., 8.38%, due 1/15/21	470
730	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/24	772	(h)
	Toll Brothers Finance Corp.
1,520	4.00%, due 12/31/18	1,562	(e)
280	4.38%, due 4/15/23	286
		9,275

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Building Materials 0.2%
$330	Allegion PLC, 5.88%, due 9/15/23	$352
	HD Supply, Inc.
1,315	5.25%, due 12/15/21	1,388	(e)(h)
450	5.75%, due 4/15/24	478	(h)
	USG Corp.
2,005	8.25%, due 1/15/18	2,103	(e)
425	5.50%, due 3/1/25	446	(h)
		4,767
Cable & Satellite Television 1.3%
	Altice Luxembourg SA
1,145	7.75%, due 5/15/22	1,217	(e)(h)
800	7.63%, due 2/15/25	854	(h)
765	Altice US Finance I Corp., 5.50%, due 5/15/26	791	(e)(h)
	CCO Holdings LLC/CCO Holdings Capital Corp.
1,440	5.25%, due 9/30/22	1,494	(e)
1,455	5.13%, due 5/1/23	1,519	(e)(h)
1,825	5.75%, due 2/15/26	1,938	(h)
345	5.13%, due 5/1/27	352	(h)
1,065	5.88%, due 5/1/27	1,133	(e)(h)
	Cequel Communications Holdings I LLC/Cequel Capital Corp.
805	6.38%, due 9/15/20	830	(h)
990	5.13%, due 12/15/21	1,012	(h)
	CSC Holdings LLC
2,200	10.88%, due 10/15/25	2,643	(e)(h)
365	5.50%, due 4/15/27	377	(e)(h)
1,170	CSC Holdings, Inc., 7.63%, due 7/15/18	1,239	(e)
	DISH DBS Corp.
545	4.25%, due 4/1/18	554
700	6.75%, due 6/1/21	761
1,385	5.88%, due 11/15/24	1,452	(e)
525	7.75%, due 7/1/26	615	(e)
	Numericable-SFR SA
4,120	6.00%, due 5/15/22	4,295	(e)(h)
2,390	7.38%, due 5/1/26	2,515	(e)(h)
520	UPCB Finance IV Ltd., 5.38%, due 1/15/25	529	(h)
530	Virgin Media Finance PLC, 5.25%, due 2/15/22	493
1,250	Virgin Media Secured Finance PLC, 5.50%, due 8/15/26	1,277	(e)(h)
1,010	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, due 7/15/19	1,052	(e)
1,380	Ziggo Secured Finance BV, 5.50%, due 1/15/27	1,418	(e)(h)
		30,360
Chemicals 0.1%
545	Ashland, Inc., 3.88%, due 4/15/18	552
485	CF Industries, Inc., 5.38%, due 3/15/44	423
	Momentive Performance Materials, Inc.
400	8.88%, due 10/15/20	0	(j)(l)(m)(n)
400	3.88%, due 10/24/21	397
1,060	NOVA Chemicals Corp., 5.00%, due 5/1/25	1,085	(e)(h)
	WR Grace & Co-Conn
175	5.13%, due 10/1/21	188	(h)
175	5.63%, due 10/1/24	190	(h)
		2,835

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Commercial Services 0.3%
$6,980	ERAC USA Finance LLC, 4.20%, due 11/1/46	$6,381	(h)
Computers 2.5%
6,285	Apple, Inc., 4.65%, due 2/23/46	6,841
	Dell Int'l LLC/EMC Corp.
13,320	4.42%, due 6/15/21	13,981	(h)
12,285	5.45%, due 6/15/23	13,270	(h)
5,155	DXC Technology Co., 2.88%, due 3/27/20	5,213	(h)
6,660	Hewlett Packard Enterprise Co., 4.90%, due 10/15/25	6,998
10,855	Seagate HDD Cayman, 4.88%, due 3/1/24	10,793	(h)
		57,096
Consumer - Commercial Lease Financing 0.6%
	Aircastle Ltd.
2,835	4.63%, due 12/15/18	2,938	(e)
550	5.50%, due 2/15/22	595
450	5.00%, due 4/1/23	480
	Navient Corp.
295	5.50%, due 1/15/19	306
2,375	4.88%, due 6/17/19	2,452	(e)
	Park Aerospace Holdings Ltd.
2,840	5.25%, due 8/15/22	3,000	(e)(h)
1,895	5.50%, due 2/15/24	2,004	(e)(h)
	SLM Corp.
770	4.63%, due 9/25/17	777
500	Ser. A, 8.45%, due 6/15/18	535
		13,087
Discount Stores 0.1%
	Dollar Tree, Inc.
780	5.25%, due 3/1/20	802
1,130	5.75%, due 3/1/23	1,199	(e)
		2,001
Diversified Financial Services 0.8%
7,375	Discover Financial Services, 4.10%, due 2/9/27	7,418
10,055	UBS Group Funding Switzerland AG, 4.25%, due 3/23/28	10,400	(h)
		17,818
Electric 1.4%
3,710	Dominion Resources, Inc., 5.75%, due 10/1/54	3,891	(b)
10,810	Electricite de France SA, 5.63%, due 12/29/49	10,783	(b)(h)
7,535	Georgia Power Co., 3.25%, due 3/30/27	7,471
10,810	Great Plains Energy, Inc., 3.15%, due 4/1/22	10,951
		33,096

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Electric - Generation 0.5%
	Calpine Corp.
$1,700	6.00%, due 1/15/22	$1,776	(e)(h)
2,445	5.38%, due 1/15/23	2,408	(e)
	Dynegy, Inc.
615	5.88%, due 6/1/23	543
595	7.63%, due 11/1/24	544
	NRG Energy, Inc.
1,485	6.25%, due 7/15/22	1,513	(e)
980	6.63%, due 3/15/23	995
1,785	7.25%, due 5/15/26	1,825	(e)
2,325	6.63%, due 1/15/27	2,302
		11,906
Electric - Integrated 0.2%
1,325	IPALCO Enterprises, Inc., 5.00%, due 5/1/18	1,361	(e)
2,595	PPL Energy Supply LLC, 4.60%, due 12/15/21	2,011
615	Talen Energy Supply LLC, 6.50%, due 6/1/25	489
		3,861
Electronics 0.2%
1,250	Amkor Technology, Inc., 6.38%, due 10/1/22	1,303	(e)
415	Flextronics Int'l Ltd., 5.00%, due 2/15/23	447
	Micron Technology, Inc.
415	5.25%, due 8/1/23	429	(h)
420	5.50%, due 2/1/25	439
365	5.63%, due 1/15/26	386	(h)
640	NXP BV/NXP Funding LLC, 4.13%, due 6/1/21	670	(h)
670	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/26	725	(h)
450	Zebra Technologies Corp., 7.25%, due 10/15/22	487
		4,886
Energy - Exploration & Production 1.3%
	Antero Resources Corp.
855	5.38%, due 11/1/21	883	(e)
1,230	5.13%, due 12/1/22	1,248	(e)
705	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, due 4/1/22	727	(h)
997	Bill Barrett Corp., 7.00%, due 10/15/22	952
	Chesapeake Energy Corp.
850	6.13%, due 2/15/21	835	(e)
1,535	5.38%, due 6/15/21	1,451	(e)
385	5.75%, due 3/15/23	358
1,550	8.00%, due 1/15/25	1,532	(e)(h)
620	Concho Resources, Inc., 5.50%, due 4/1/23	643
	Continental Resources, Inc.
555	4.50%, due 4/15/23	547
1,015	3.80%, due 6/1/24	954
435	4.90%, due 6/1/44	377
	EP Energy LLC/Everest Acquisition Finance, Inc.
2,665	9.38%, due 5/1/20	2,525	(e)
745	7.75%, due 9/1/22	596
2,720	6.38%, due 6/15/23	2,047	(e)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$780	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, due 7/15/21	$817	(h)
925	Halcon Resources Corp., 6.75%, due 2/15/25	888	(h)
915	Newfield Exploration Co., 5.38%, due 1/1/26	960	(e)
1,170	Oasis Petroleum, Inc., 6.88%, due 3/15/22	1,185
400	PDC Energy, Inc., 6.13%, due 9/15/24	410	(h)
	Range Resources Corp.
605	5.00%, due 8/15/22	598	(h)
2,005	5.00%, due 3/15/23	1,985	(e)(h)
760	4.88%, due 5/15/25	730
1,485	Sanchez Energy Corp., 6.13%, due 1/15/23	1,366	(e)
	SM Energy Co.
460	6.13%, due 11/15/22	467
450	5.00%, due 1/15/24	424
	Whiting Petroleum Corp.
735	5.00%, due 3/15/19	742
840	5.75%, due 3/15/21	836
1,310	6.25%, due 4/1/23	1,310	(e)
770	WPX Energy, Inc., 5.25%, due 9/15/24	755
		29,148
Food & Drug Retail 0.2%
	Albertsons Cos., LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC
1,690	6.63%, due 6/15/24	1,728	(e)(h)
1,175	5.75%, due 3/15/25	1,143	(e)(h)
830	Rite Aid Corp., 6.13%, due 4/1/23	822	(h)
490	Tesco PLC, 5.50%, due 11/15/17	498	(h)
		4,191
Food - Wholesale 0.2%
1,710	NBTY, Inc., 7.63%, due 5/15/21	1,817	(e)(h)
	Post Holdings, Inc.
900	6.00%, due 12/15/22	961	(e)(h)
455	7.75%, due 3/15/24	506	(h)
870	5.50%, due 3/1/25	909	(h)
695	5.75%, due 3/1/27	720	(h)
		4,913
Gaming 0.6%
	Boyd Gaming Corp.
335	6.88%, due 5/15/23	361
810	6.38%, due 4/1/26	873
430	Eldorado Resorts, Inc., 7.00%, due 8/1/23	464
	GLP Capital L.P./GLP Financing II, Inc.
950	4.38%, due 11/1/18	976
1,560	4.88%, due 11/1/20	1,661	(e)
1,075	5.38%, due 11/1/23	1,161	(e)
	Isle of Capri Casinos, Inc.
700	8.88%, due 6/15/20	721
855	5.88%, due 3/15/21	883
820	MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, due 5/1/24	885
	MGM Resorts Int'l
2,090	8.63%, due 2/1/19	2,309	(e)
630	6.63%, due 12/15/21	707

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Scientific Games Int'l, Inc.
$625	6.25%, due 9/1/20	$602
510	6.63%, due 5/15/21	492
785	10.00%, due 12/1/22	850	(e)
303	Station Casinos LLC, 7.50%, due 3/1/21	315
635	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	660	(h)
		13,920
Gas Distribution 1.3%
1,155	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/24	1,181	(e)(h)
1,125	Cheniere Corpus Christi Holdings LLC, 5.88%, due 3/31/25	1,198	(h)
	Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp.
1,520	6.25%, due 4/1/23	1,586	(e)
695	5.75%, due 4/1/25	721	(h)
	DCP Midstream LLC
275	9.75%, due 3/15/19	311	(h)
355	5.35%, due 3/15/20	371	(h)
375	4.75%, due 9/30/21	383	(h)
910	6.75%, due 9/15/37	997	(h)
880	5.85%, due 5/21/43	840	(b)(h)
	DCP Midstream Operating L.P.
1,005	2.50%, due 12/1/17	1,006
495	5.60%, due 4/1/44	473
	Duke Energy Corp.
170	8.13%, due 8/16/30	199
415	6.45%, due 11/3/36	445	(h)
	Energy Transfer Equity L.P.
1,255	7.50%, due 10/15/20	1,414	(e)
835	5.88%, due 1/15/24	900
425	5.50%, due 6/1/27	457
	Ferrellgas L.P./Ferrellgas Finance Corp.
1,160	6.75%, due 1/15/22	1,117	(e)
1,205	6.75%, due 6/15/23	1,163	(e)
430	NuStar Logistics L.P., 5.63%, due 4/28/27	443
625	ONEOK, Inc., 6.00%, due 6/15/35	658
1,470	Regency Energy Partners L.P./Regency Energy Finance Corp., 5.50%, due 4/15/23	1,530	(e)
	Rockies Express Pipeline LLC
515	6.85%, due 7/15/18	540	(h)
1,535	5.63%, due 4/15/20	1,641	(e)(h)
320	7.50%, due 7/15/38	354	(h)
885	6.88%, due 4/15/40	946	(h)
1,600	SemGroup Corp./Rose Rock Finance Corp., 5.63%, due 11/15/23	1,580	(e)
1,230	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75%, due 4/15/25	1,245
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
1,150	4.25%, due 11/15/23	1,139	(e)
855	6.75%, due 3/15/24	932
960	5.13%, due 2/1/25	991	(h)
695	5.38%, due 2/1/27	726	(h)
	Williams Cos., Inc.
460	4.55%, due 6/24/24	471
525	Ser. A, 7.50%, due 1/15/31	621
900	5.75%, due 6/24/44	932	(e)
		29,511

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Health Facilities 0.9%
$80	Columbia Healthcare Corp., 7.50%, due 12/15/23	$91
	HCA, Inc.
520	6.50%, due 2/15/20	571	(e)
350	5.88%, due 3/15/22	388	(e)
1,265	4.75%, due 5/1/23	1,328	(e)
2,300	5.00%, due 3/15/24	2,441	(e)
970	5.25%, due 4/15/25	1,042	(e)
990	7.69%, due 6/15/25	1,129
715	5.88%, due 2/15/26	760
685	4.50%, due 2/15/27	691
3,135	IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, due 5/15/19	3,057	(e)
435	LifePoint Health, Inc., 5.88%, due 12/1/23	449
	MPT Operating Partnership L.P./MPT Finance Corp.
360	6.38%, due 2/15/22	372
690	6.38%, due 3/1/24	747
1,305	5.50%, due 5/1/24	1,374	(e)
910	5.25%, due 8/1/26	933
1,290	Sabra Health Care L.P./Sabra Capital Corp., 5.50%, due 2/1/21	1,346	(e)
	Tenet Healthcare Corp.
885	6.25%, due 11/1/18	928
950	5.00%, due 3/1/19	954
1,200	7.50%, due 1/1/22	1,284	(e)(h)
495	8.13%, due 4/1/22	502	(e)
285	6.88%, due 11/15/31	244
		20,631
Health Services 0.1%
560	DaVita HealthCare Partners, Inc., 5.13%, due 7/15/24	576	(e)
640	DaVita, Inc., 5.75%, due 8/15/22	663	(e)
	Service Corp. Int'l
400	7.63%, due 10/1/18	430
440	5.38%, due 1/15/22	454	(e)
705	5.38%, due 5/15/24	745
		2,868
Healthcare - Products 0.3%
5,910	Abbott Laboratories, 4.90%, due 11/30/46	6,182
Home Builders 0.1%
2,385	Lennar Corp., 4.50%, due 4/30/24	2,410
Hotels 0.1%
2,035	ESH Hospitality, Inc., 5.25%, due 5/1/25	2,060	(e)(h)
Investments & Misc. Financial Services 0.2%
1,205	Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.88%, due 3/15/19	1,220	(e)
	MSCI, Inc.
1,395	5.25%, due 11/15/24	1,479	(e)(h)
735	5.75%, due 8/15/25	792	(h)
		3,491

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Iron - Steel 0.3%
$7,105	Vale Overseas Ltd., 6.25%, due 8/10/26	$7,764
Machinery 0.2%
1,516	Case New Holland Industrial, Inc., 7.88%, due 12/1/17	1,571	(e)
	CNH Industrial Capital LLC
375	3.38%, due 7/15/19	380
485	4.88%, due 4/1/21	510
435	4.38%, due 4/5/22	443
500	CNH Industrial NV, 4.50%, due 8/15/23	512
475	Manitowoc Foodservice, Inc., 9.50%, due 2/15/24	549
		3,965
Managed Care 0.0%(u)
760	MPH Acquisition Holdings LLC, 7.13%, due 6/1/24	817	(h)
Media 2.7%
	Charter Communications Operating LLC/Charter Communications Operating Capital
14,550	4.91%, due 7/23/25	15,603
11,010	6.48%, due 10/23/45	12,889
9,225	5.38%, due 5/1/47	9,437	(h)
	Viacom, Inc.
12,400	4.38%, due 3/15/43	11,030
11,470	5.88%, due 2/28/57	11,843	(b)
		60,802
Media Content 0.4%
	Gannett Co., Inc.
840	5.13%, due 10/15/19	861	(e)
695	5.13%, due 7/15/20	718
	Gray Television, Inc.
610	5.13%, due 10/15/24	611	(h)
220	5.88%, due 7/15/26	228	(h)
1,010	iHeartCommunications, Inc., 11.25%, due 3/1/21	775	(e)
	Netflix, Inc.
950	5.50%, due 2/15/22	1,016	(e)
420	4.38%, due 11/15/26	414	(h)
380	Sinclair Television Group, Inc., 5.38%, due 4/1/21	391
	Sirius XM Radio, Inc.
555	4.25%, due 5/15/20	561	(e)(h)
710	6.00%, due 7/15/24	760	(h)
1,100	5.38%, due 7/15/26	1,126	(h)
	Univision Communications, Inc.
545	6.75%, due 9/15/22	571	(h)
1,740	5.13%, due 5/15/23	1,768	(e)(h)
		9,800

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Medical Products 0.1%
	Fresenius Medical Care US Finance II, Inc.
$1,080	6.50%, due 9/15/18	$1,140	(h)
520	5.88%, due 1/31/22	570	(e)(h)
370	4.75%, due 10/15/24	378	(h)
		2,088
Metals - Mining Excluding Steel 0.6%
390	Alcoa, Inc., 5.13%, due 10/1/24	408
	Anglo American Capital PLC
550	2.63%, due 9/27/17	548	(h)
345	4.45%, due 9/27/20	359	(h)
	First Quantum Minerals Ltd.
2,155	7.00%, due 2/15/21	2,230	(e)(h)
1,355	7.25%, due 5/15/22	1,396	(e)(h)
1,200	FMG Resources (August 2006) Pty Ltd., 9.75%, due 3/1/22	1,381	(e)(h)
	Freeport-McMoRan, Inc.
895	2.38%, due 3/15/18	890
235	4.00%, due 11/14/21	231
1,405	3.88%, due 3/15/23	1,303
1,075	5.40%, due 11/14/34	957
450	5.45%, due 3/15/43	384
	Hudbay Minerals, Inc.
390	7.25%, due 1/15/23	415	(h)
1,050	7.63%, due 1/15/25	1,125	(h)
765	Novelis Corp., 5.88%, due 9/30/26	786	(h)
	Teck Resources Ltd.
365	4.75%, due 1/15/22	378
1,155	6.25%, due 7/15/41	1,224
		14,015
Miscellaneous Manufacturer 0.4%
7,745	General Electric Co., Ser. D, 5.00%, due 12/29/49	8,169	(b)
Oil & Gas 1.0%
2,495	Apache Corp., 4.75%, due 4/15/43	2,540
9,770	Hess Corp., 4.30%, due 4/1/27	9,743
9,750	Noble Energy, Inc., 5.25%, due 11/15/43	10,200	(e)
		22,483
Oil Field Equipment & Services 0.1%
	Precision Drilling Corp.
658	6.63%, due 11/15/20	668	(e)
670	6.50%, due 12/15/21	678
935	5.25%, due 11/15/24	900
		2,246

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Packaging 0.4%
$1,285	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, due 2/15/25	$1,329	(e)(h)
	Ball Corp.
540	4.38%, due 12/15/20	568	(e)
710	5.00%, due 3/15/22	758
550	Berry Plastics Corp., 5.13%, due 7/15/23	572
600	BWAY Holding Co., 5.50%, due 4/15/24	607	(h)
	Reynolds Group Issuer, Inc.
2,335	5.75%, due 10/15/20	2,405	(e)
444	6.88%, due 2/15/21	456
1,110	5.13%, due 7/15/23	1,157	(e)(h)
615	Sealed Air Corp., 5.50%, due 9/15/25	658	(e)(h)
		8,510
Personal & Household Products 0.1%
	Energizer Holdings, Inc.
430	4.70%, due 5/19/21	456
1,760	4.70%, due 5/24/22	1,875	(e)
390	Spectrum Brands, Inc., 5.75%, due 7/15/25	418
		2,749
Pharmaceuticals 1.3%
5,655	AbbVie, Inc., 4.45%, due 5/14/46	5,491
2,255	Endo Finance LLC & Endo Finco, Inc., 5.38%, due 1/15/23	1,933	(e)(h)
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.
1,635	6.00%, due 7/15/23	1,433	(e)(h)
740	6.00%, due 2/1/25	625	(h)
565	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, due 8/1/23	589	(h)
400	Mallinckrodt Int'l Finance SA/Mallinckrodt CB LLC, 5.50%, due 4/15/25	364	(e)(h)
12,820	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 7/21/21	12,461
	Valeant Pharmaceuticals Int'l, Inc.
1,890	5.50%, due 3/1/23	1,394	(e)(h)
7,270	5.88%, due 5/15/23	5,371	(e)(h)
330	6.13%, due 4/15/25	243	(h)
		29,904
Pipelines 0.7%
5,715	Energy Transfer Partners L.P., 6.50%, due 2/1/42	6,348	(e)
8,230	Kinder Morgan, Inc., 5.55%, due 6/1/45	8,716
		15,064
Printing & Publishing 0.2%
	R.R. Donnelley & Sons Co.
2,805	7.63%, due 6/15/20	3,078	(e)
575	7.88%, due 3/15/21	621
850	6.50%, due 11/15/23	830
1,110	6.00%, due 4/1/24	1,042	(e)
		5,571

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Real Estate Investment Trusts 0.5%
$6,235	Entertainment Properties Trust, 5.75%, due 8/15/22	$6,854
4,452	OMEGA Healthcare Investors, Inc., 4.50%, due 1/15/25	4,471
		11,325
Recreation & Travel 0.2%
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
345	5.25%, due 3/15/21	354
425	5.38%, due 4/15/27	439	(h)
	NCL Corp. Ltd.
1,400	4.63%, due 11/15/20	1,435	(e)(h)
1,070	4.75%, due 12/15/21	1,097	(h)
535	Royal Caribbean Cruises Ltd., 5.25%, due 11/15/22	590
		3,915
Restaurants 0.1%
740	1011778 BC ULC/New Red Finance, Inc., 4.63%, due 1/15/22	762	(h)
745	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, due 6/1/26	764	(e)(h)
		1,526
Software 0.3%
7,635	Microsoft Corp., 4.50%, due 2/6/57	7,944
Software - Services 0.5%
	First Data Corp.
980	7.00%, due 12/1/23	1,051	(e)(h)
2,995	5.00%, due 1/15/24	3,063	(e)(h)
1,085	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK, due 5/1/21	1,109	(e)(h)(k)
535	Match Group, Inc., 6.75%, due 12/15/22	559
	Nuance Communications, Inc.
346	5.38%, due 8/15/20	353	(h)
1,615	6.00%, due 7/1/24	1,704	(e)(h)
1,065	Open Text Corp., 5.88%, due 6/1/26	1,137	(e)(h)
1,410	Rackspace Hosting, Inc., 8.63%, due 11/15/24	1,493	(e)(h)
600	Symantec Corp., 5.00%, due 4/15/25	620	(h)
1,510	Syniverse Foreign Holdings Corp., 9.13%, due 1/15/22	1,499	(e)(h)
		12,588
Specialty Retail 0.2%
390	Argos Merger Sub, Inc., 7.13%, due 3/15/23	356	(e)(h)
980	Hanesbrands, Inc., 4.88%, due 5/15/26	975	(e)(h)
185	L Brands, Inc., 5.63%, due 10/15/23	194	(e)
685	Liberty Media Corp., 8.50%, due 7/15/29	762
435	Penske Automotive Group, Inc., 5.38%, due 12/1/24	438
	QVC, Inc.
735	3.13%, due 4/1/19	744
650	5.13%, due 7/2/22	682
810	5.45%, due 8/15/34	749
		4,900
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Steel Producers - Products 0.2%
$3,235	ArcelorMittal, 7.75%, due 10/15/39	$3,696	(e)
Support - Services 0.6%
755	ADT Corp., 4.88%, due 7/15/32	659	(h)
335	AECOM, 5.88%, due 10/15/24	359	(e)
340	Aegis Merger Sub, Inc., 10.25%, due 2/15/23	375	(h)
2,625	Anna Merger Sub, Inc., 7.75%, due 10/1/22	2,225	(e)(h)
760	Aramark Services, Inc., 5.13%, due 1/15/24	802
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
965	5.50%, due 4/1/23	951
530	6.38%, due 4/1/24	529	(h)
770	5.25%, due 3/15/25	726	(h)
1,720	Hertz Corp., 5.50%, due 10/15/24	1,475	(e)(h)
1,795	IHS Markit Ltd., 5.00%, due 11/1/22	1,918	(e)(h)
	Iron Mountain, Inc.
900	6.00%, due 8/15/23	956
905	5.75%, due 8/15/24	932	(e)
560	ServiceMaster Co. LLC, 5.13%, due 11/15/24	578	(h)
370	United Rental N.A., Inc., 5.75%, due 11/15/24	390
		12,875
Tech Hardware & Equipment 0.2%
340	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/25	349
3,295	Western Digital Corp., 10.50%, due 4/1/24	3,888	(e)
		4,237
Technology Hardware & Equipment 0.2%
710	CommScope Technologies Finance LLC, 6.00%, due 6/15/25	757	(h)
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.
525	5.88%, due 6/15/21	557	(h)
720	6.02%, due 6/15/26	793	(e)(h)
2,265	EMC Corp., 1.88%, due 6/1/18	2,255	(e)
570	Riverbed Technology, Inc., 8.88%, due 3/1/23	587	(h)
		4,949
Telecom - Satellite 0.1%
526	Hughes Satellite Systems Corp., 6.50%, due 6/15/19	569
	Intelsat Luxembourg SA
375	7.75%, due 6/1/21	217
2,385	8.13%, due 6/1/23	1,359	(e)
		2,145
Telecom - Wireless 0.7%
	Sprint Corp.
640	7.25%, due 9/15/21	700	(e)
2,560	7.88%, due 9/15/23	2,874	(e)
3,980	7.13%, due 6/15/24	4,328	(e)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
	Sprint Nextel Corp.
$555	9.00%, due 11/15/18	$607	(h)
1,835	6.00%, due 11/15/22	1,912	(e)
	T-Mobile USA, Inc.
1,055	6.13%, due 1/15/22	1,114	(e)
1,620	6.00%, due 3/1/23	1,725
445	5.38%, due 4/15/27	476
345	Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, due 12/15/24	353	(h)(o)
	Wind Acquisition Finance SA
1,310	4.75%, due 7/15/20	1,331	(e)(h)
790	7.38%, due 4/23/21	822	(h)
		16,242
Telecom - Wireline Integrated & Services 0.9%
	CenturyLink, Inc.
1,160	Ser. S, 6.45%, due 6/15/21	1,253	(e)
390	Ser. W, 6.75%, due 12/1/23	418
2,695	Citizens Communications Co., 9.00%, due 8/15/31	2,304	(e)
1,035	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, due 10/15/23	1,104	(e)
3,040	Embarq Corp., 8.00%, due 6/1/36	3,097	(e)
640	Equinix, Inc., 5.88%, due 1/15/26	690
	Frontier Communications Corp.
360	8.13%, due 10/1/18	383
410	7.13%, due 1/15/23	359
440	7.63%, due 4/15/24	377
3,335	11.00%, due 9/15/25	3,214	(e)
	Level 3 Financing, Inc.
1,305	5.38%, due 8/15/22	1,348	(e)
720	5.13%, due 5/1/23	739
640	5.38%, due 1/15/24	665
705	SoftBank Group Corp., 4.50%, due 4/15/20	733	(h)
1,035	Telecom Italia Capital SA, 6.00%, due 9/30/34	1,058	(e)
1,835	U.S. West Communications Group, 6.88%, due 9/15/33	1,836	(e)
	Zayo Group LLC/Zayo Capital, Inc.
360	6.00%, due 4/1/23	382
1,485	5.75%, due 1/15/27	1,576	(h)
		21,536
Telecommunications 2.2%
	AT&T, Inc.
15,280	4.75%, due 5/15/46	14,344
14,700	5.70%, due 3/1/57	15,480
7,385	Telefonica Emisiones SAU, 4.10%, due 3/8/27	7,575
	Verizon Communications, Inc.
5,250	4.13%, due 8/15/46	4,578
9,304	4.67%, due 3/15/55	8,524
		50,501
Theaters & Entertainment 0.1%
	AMC Entertainment Holdings, Inc.
890	5.75%, due 6/15/25	918
535	6.13%, due 5/15/27	546	(h)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$1,225	Regal Entertainment Group, 5.75%, due 3/15/22	$1,280	(e)
		2,744
	Total Corporate Bonds (Cost $805,736)	838,811
Asset-Backed Securities 17.8%
5,263	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1.77%, due 10/25/35	4,714	(b)
	Accredited Mortgage Loan Trust
1,601	Ser. 2005-4, Class A2D, 1.31%, due 12/25/35	1,556	(b)
5,530	Ser. 2006-1, Class A4, 1.27%, due 4/25/36	5,213	(b)
8,754	Aegis Asset Backed Securities Trust, Ser. 2005-3, Class M2, 1.47%, due 8/25/35	8,065	(b)
	Ameriquest Mortgage Securities, Inc.
6,400	Ser. 2005-R5, Class M4, 1.62%, due 7/25/35	5,694	(b)
3,960	Ser. 2005-R7, Class M2, 1.49%, due 9/25/35	3,847	(b)
3,555	Ser. 2005-R8, Class M3, 1.50%, due 10/25/35	3,227	(b)
	Argent Securities, Inc.
620	Ser. 2003-W3, Class M1, 2.12%, due 9/25/33	554	(b)
4,628	Ser. 2004-W10, Class M1, 1.89%, due 10/25/34	4,269	(b)
8,150	Ser. 2005-W2, Class M1, 1.48%, due 10/25/35	7,543	(b)
	Asset Backed Securities Corp. Home Equity
594	Ser. 2004-HE5, Class M2, 2.87%, due 8/25/34	576	(b)
1,065	Ser. 2006-HE1, Class A3, 1.19%, due 1/25/36	1,045	(b)
	Bear Stearns Asset Backed Securities I Trust
2,181	Ser. 2005-TC1, Class M1, 1.65%, due 5/25/35	2,153	(b)
6,730	Ser. 2005-AQ2, Class M1, 1.48%, due 9/25/35	6,433	(b)
2,797	Ser. 2006-HE1, Class 1M3, 1.45%, due 12/25/35	2,410	(b)
	Bear Stearns Asset Backed Securities Trust
1,611	Ser. 2004-SD3, Class M2, 2.24%, due 9/25/34	1,545	(b)
856	Ser. 2006-HE1, Class 2M1, 1.40%, due 2/25/36	850	(b)
7,265	Ser. 2006-SD2, Class M2, 1.79%, due 6/25/36	6,683	(b)
	Carrington Mortgage Loan Trust
1,050	Ser. 2005-OPT2, Class M4, 1.97%, due 5/25/35	979	(b)
2,806	Ser. 2005-NC3, Class M2, 1.45%, due 6/25/35	2,737	(b)
11,410	Ser. 2005-NC5, Class M1, 1.47%, due 10/25/35	10,580	(b)
8,605	Ser. 2006-NC1, Class A4, 1.30%, due 1/25/36	8,066	(b)
12,000	Ser. 2006-RFC1, Class A4, 1.23%, due 5/25/36	11,192	(b)
4,457	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1.47%, due 10/25/35	4,363	(b)
46,727	Chase Issuance Trust, Ser. 2016-A7, Class A7, 1.06%, due 9/16/19	46,687
	Citigroup Mortgage Loan Trust, Inc.
577	Ser. 2005-HE2, Class M1, 1.74%, due 5/25/35	576	(b)(h)
1,726	Ser. 2006-WFH1, Class M2, 1.36%, due 1/25/36	1,700	(b)
680	Ser. 2006-AMC1, Class A2B, 1.15%, due 9/25/36	536	(b)
4,727	Ser. 2006-WFH4, Class M1, 1.27%, due 11/25/36	4,303	(b)
4,460	Countrywide Asset-Backed Certificates, Ser. 2005-15, Class M1, 1.44%, due 3/25/36	3,849	(b)
	Ellington Loan Acquisition Trust
4,343	Ser. 2007-2, Class A2E, 2.09%, due 5/25/37	4,326	(b)(h)
2,980	Ser. 2007-2, Class A2C, 2.09%, due 5/25/37	2,777	(b)(h)
6,746	Ser. 2007-1, Class A2C, 2.24%, due 5/25/37	6,671	(b)(h)
3,481	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, 2.12%, due 9/25/33	3,410	(b)
5,000	FBR Securitization Trust, Ser. 2005-2, Class M2, 1.74%, due 9/25/35	4,734	(b)
4,979	Fieldstone Mortgage Investment Trust, Ser. 2005-1, Class M5, 2.12%, due 3/25/35	4,658	(b)
	First Franklin Mortgage Loan Asset Backed Certificates
2,335	Ser. 2005-FF1, Class M1, 1.73%, due 12/25/34	2,316	(b)
1,905	Ser. 2004-FFH4, Class M5, 2.57%, due 1/25/35	1,888	(b)
7,154	Ser. 2005-FF3, Class M5, 1.97%, due 4/25/35	6,835	(b)
1,787	Ser. 2005-FF5, Class M2, 1.73%, due 5/25/35	1,755	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
$3,425	GSAMP Trust, Ser. 2006-HE1, Class M1, 1.38%, due 1/25/36	$3,189	(b)
2,815	Home Equity Asset Trust, Ser. 2005-8, Class M1, 1.42%, due 2/25/36	2,784	(b)
1,332	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 2.59%, due 2/25/35	1,304	(b)
	HSI Asset Securitization Corp. Trust
3,775	Ser. 2006-OPT1, Class M1, 1.35%, due 12/25/35	3,587	(b)
9,370	Ser. 2006-OPT2, Class M2, 1.38%, due 1/25/36	8,553	(b)
	IndyMac Residential Asset-Backed Trust
5,190	Ser. 2005-A, Class M6, 2.24%, due 3/25/35	4,762	(b)
4,617	Ser. 2005-D, Class AII4, 1.34%, due 3/25/36	4,476	(b)
	JP Morgan Mortgage Acquisition Corp.
1,767	Ser. 2005-OPT2, Class M2, 1.44%, due 12/25/35	1,691	(b)
11,998	Ser. 2005-OPT2, Class M3, 1.47%, due 12/25/35	10,596	(b)
6,315	Ser. 2006-ACC1, Class A5, 1.23%, due 5/25/36	6,260	(b)
5,360	Ser. 2007-CH1, Class MV2, 1.27%, due 11/25/36	5,184	(b)
585	Ser. 2007-HE1, Class AF1, 1.09%, due 3/25/47	373	(b)
3,497	JP Morgan Mortgage Acquisition Trust, Ser. 2006-CH1, Class M1, 1.21%, due 7/25/36	3,199	(b)
6,630	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 1.27%, due 2/25/36	6,277	(b)
6,600	Navient Student Loan Trust, Ser. 2016-6A, Class A1, 1.47%, due 3/25/66	6,617	(b)(h)
2,369	New Century Home Equity Loan Trust, Ser. 2005-B, Class A2D, 1.39%, due 10/25/35	2,336	(b)
	Newcastle Mortgage Securities Trust
917	Ser. 2006-1, Class A4, 1.27%, due 3/25/36	910	(b)
9,476	Ser. 2006-1, Class M2, 1.36%, due 3/25/36	8,685	(b)
	Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4,562	Ser. 2005-HE1, Class M4, 1.88%, due 9/25/35	4,336	(b)
2,539	Ser. 2006-HE1, Class M1, 1.40%, due 2/25/36	2,483	(b)
	Park Place Securities, Inc.
6,350	Ser. 2004-WWF1, Class M4, 2.64%, due 12/25/34	6,218	(b)
9,335	Ser. 2004-WHQ2, Class M3, 2.03%, due 2/25/35	9,216	(b)
1,610	Ser. 2005-WHQ3, Class M4, 1.94%, due 6/25/35	1,543	(b)
6,720	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-4, Class M1, 1.45%, due 9/25/35	6,499	(b)
	Residential Asset Mortgage Products, Inc.
727	Ser. 2003-RS2, Class AII, 1.67%, due 3/25/33	660	(b)
2,250	Ser. 2005-RS4, Class M3, 1.47%, due 4/25/35	2,201	(b)
2,000	Ser. 2005-RZ2, Class M4, 1.55%, due 5/25/35	1,906	(b)
5,531	Ser. 2005-EFC4, Class M4, 1.58%, due 9/25/35	5,284	(b)
7,375	Ser. 2006-RZ1, Class M3, 1.44%, due 3/25/36	6,673	(b)
9,197	Ser. 2005-RZ3, Class M1, 1.34%, due 8/25/36	7,697	(b)
10,820	Ser. 2007-RZ1, Class A3, 1.24%, due 2/25/37	10,082	(b)
1,720	Residential Asset Securities Corp., Ser. 2005-KS10, Class M2, 1.43%, due 11/25/35	1,638	(b)
1,151	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.86%, due 8/25/35	1,058	(b)
591	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.97%, due 7/25/34	565	(b)
	Soundview Home Equity Loan Trust
775	Ser. 2005-DO1, Class M5, 1.95%, due 5/25/35	724	(b)
11,530	Ser. 2005-OPT1, Class M2, 1.67%, due 6/25/35	10,719	(b)
6,700	Ser. 2005-OPT3, Class M1, 1.46%, due 11/25/35	6,279	(b)
4,808	Ser. 2006-1, Class A4, 1.29%, due 2/25/36	4,567	(b)
12,000	Ser. 2006-WF2, Class M1, 1.21%, due 12/25/36	11,069	(b)
5,232	Ser. 2007-1, Class 2A3, 1.16%, due 3/25/37	5,019	(b)
	Structured Asset Investment Loan Trust
7,432	Ser. 2004-6, Class A3, 1.79%, due 7/25/34	7,165	(b)
400	Ser. 2005-4, Class M3, 1.71%, due 5/25/35	378	(b)
	Structured Asset Securities Corp.
2,851	Ser. 2005-NC2, Class M3, 1.42%, due 5/25/35	2,803	(b)
7,780	Ser. 2005-WF4, Class M4, 1.57%, due 11/25/35	7,459	(b)
431	Ser. 2006-AM1, Class A4, 1.15%, due 4/25/36	423	(b)
672	Ser. 2006-NC1, Class A4, 1.14%, due 5/25/36	653	(b)
	Total Asset-Backed Securities (Cost $368,559)	407,415

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Foreign Government Securities 1.4%
NZD	9,055	New Zealand Government Bond, 2.50%, due 9/20/35	$6,606	(f)(p)
ZAR	495,745	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	26,388
		Total Foreign Government Securities (Cost $40,695)	32,994
NUMBER OF SHARES
Exchange Traded Funds 3.8%
	312,800	iShares iBoxx $ High Yield Corporate Bond ETF	27,564
	57,800	iShares JP Morgan USD Emerging Markets Bond ETF	6,659
	876,500	PowerShares Senior Loan Portfolio	20,405
	896,000	SPDR Bloomberg Barclays High Yield Bond ETF	33,277
		Total Exchange Traded Funds (Cost $86,960)	87,905
Investment Company 3.4%
	8,857,693	Neuberger Berman Emerging Markets Debt Fund Institutional Class (Cost $78,790)	78,832	(q)
Short-Term Investment 2.7%
Investment Company 2.7%
	60,749,533	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $60,750)	60,750	(e)(r)
Total Investments 121.7% (Cost $2,730,553)		2,787,282
		Other Assets Less Liabilities (21.7)%	(497,906	)(s)(t)
		Net Assets 100.0%	$2,289,376

(a)  Principal amount is stated in the currency in which the security is denominated.

  NZD = New Zealand Dollar

  ZAR = South African Rand

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of April 30, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures and/or delayed delivery securities with a total value of approximately $723,706,000.

(f)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(g)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $250,180,000 or 10.9% of net assets of the Fund. Securities denoted with (h) but without (n) have been deemed by the investment manager to be liquid.

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2017, amounted to approximately $495,996,000, which represents 21.7% of net assets of the Fund.

(j)  Amount less than one thousand.

(k)  Payment-in-kind (PIK) security.

(l)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2017, amounted to approximately $12,265,000, which represents approximately 0.5% of net assets of the Fund.

(m)  Defaulted Security

(n)  Illiquid security.

(o)  When-issued security. Total value of all such securities at April 30, 2017, amounted to approximately $353,000, which represents 0.0% of net assets of the Fund.

(p)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2017 amounted to approximately $6,606,000, which represents 0.3% of net assets of the Fund.

(q)  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

(r)  Represents 7-day effective yield as of April 30, 2017.

(s)  As of April 30, 2017, the value of unfunded loan commitments was approximately $214,000 for the Fund (see Note A of Notes to Financial Statements).

(t)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(u)  Represents less than 0.05% of net assets.

(v)  Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/19/2017	4 Australian Dollar	Long	$(4,076)
6/19/2017	31 Pound Sterling	Long	79,279
6/19/2017	35 South African Rand	Long	6,038
6/20/2017	4 Canadian Bankers' Acceptance	Long	(5,662)
6/21/2017	435 U.S. Treasury Long Bond	Long	945,051
6/21/2017	23 U.S. Treasury Ultra Long Bond	Long	79,840
6/8/2017	159 Euro-Bobl	Short	127,710
6/8/2017	121 Euro-Bund	Short	93,234
6/8/2017	308 Euro-Buxl Bond, 30 Year	Short	556,051
6/8/2017	393 Euro-OAT	Short	(1,111,298)
6/19/2017	523 Euro	Short	(1,220,638)
6/19/2017	208 Japanese Yen	Short	(95,660)
6/19/2017	9 Mexican Peso	Short	868
6/19/2017	119 New Zealand Dollar	Short	91,863
6/21/2017	531 U.S. Treasury Note, 10 Year Ultra	Short	(205,862)
6/21/2017	1,038 U.S. Treasury Note, 10 Year	Short	(1,722,972)
6/28/2017	425 U.K Long Gilt Bond	Short	(1,746,146)
6/30/2017	272 U.S. Treasury Note, 5 Year	Short	(424,046)
Total			$(4,556,426)

At April 30, 2017, the notional value of futures for the Fund was $74,688,896 for long positions and $(573,479,701) for short positions. The Fund had $8,319,373 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $313,129,177 for long positions and $(535,409,459) for short positions.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Automotive	$—	$746	$310	$1,056
Chemicals & Plastics	—	3,175	325	3,500
Containers & Glass Products	—	6,616	949	7,565
Leisure Goods—Activities—Movies	—	5,351	97	5,448
Steel	—	562	571	1,133
Other Loan Assignments(a)	—	126,823	—	126,823
Total Loan Assignments	—	143,273	2,252	145,525
U.S. Treasury Obligations	—	569,089	—	569,089
U.S. Government Agency Security	—	7,378	—	7,378
Mortgage-Backed Securities(a)	—	558,583	—	558,583
Corporate Bonds(a)	—	838,811	—	838,811
Asset-Backed Securities	—	407,415	—	407,415
Foreign Government Securities	—	32,994	—	32,994
Exchange Traded Funds	87,905	—	—	87,905
Investment Company	—	78,832	—	78,832
Short-Term Investment	—	60,750	—	60,750
Total Investments	$87,905	$2,697,125	$2,252	$2,787,282

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Loan Assignments(c)
Automotive	$—	$—	$—	$(2)	$312	$—	$—	$—	$310	$(2)
Chemicals & Plastics	—	—	—	—	325	—	—	—	325	—
Containers & Glass Products	386	—	—	—	629	(66)	—	—	949	—

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Financial Intermediaries	$337	$—	$—	$—	$—	$—	$—	$(337)	$—	$—
Leisure Goods— Activities— Movies	—	—	2	—	389	(294)	—	—	97	—
Radio & Television	170	—	(1)	—	—	(169)	—	—	—	—
Steel	—	—	—	7	567	(3)	—	—	571	7
Total	$893	$—	$1	$5	$2,222	$(532)	$—	$(337)	$2,252	$5

(c)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended April 30, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, approximately $337,000 was transferred from Level 3 to Level 2. Transfers of loan assignments into or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or a single observable input (Level 3) by the independent pricing service. As of the six months ended April 30, 2017, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,980	$—	$—	$1,980
Liabilities	(6,536)	—	—	(6,536)
Total	$(4,556)	$—	$—	$(4,556)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited)
April 30, 2017

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Loan Assignments(b) 3.3%
Air Transport 0.2%
$110	American Airlines Inc., First Lien Term Loan B, 3.49%, due 12/14/23	$110
All Telecom 0.2%
115	Consolidated Communications Inc., First Lien Term Loan B2, due 10/5/23	116	(c)(d)
Building & Development 0.2%
110	DTZ, First Lien Term Loan B, 4.34%, due 11/4/21	110
Business Equipment & Services 0.5%
109	Garda World Security, First Lien Term Loan B, 4.00%, due 11/9/20	110
90	Genesys, First Lien Term Loan B, 5.16%, due 12/1/23	90
110	Servicemaster Company, First Lien Term Loan B, 3.48%, due 11/8/23	111
		311
Cable & Satellite Television 0.3%
110	Telenet, First Lien Term Loan AF, 3.97%, due 1/31/25	110
110	Virgin Media, First Lien Term Loan I, 3.74%, due 1/31/25	110
		220
Chemicals & Plastics 0.3%
110	Dupont Performance Coatings, First Lien Term Loan B, 3.65%, due 2/1/23	111
89	Huntsman International LLC, First Lien Term Loan B, 3.99%, due 4/1/23	90
		201
Equipment Leasing 0.1%
50	AER/Int'l Lease Finance Corp., First Lien Term Loan B, 3.40%, due 10/30/22	50
Food & Drug Retailers 0.1%
55	Albertsons LLC, First Lien Term Loan B4, 3.99%, due 8/25/21	55
Health Care 0.2%
108	Envision Healthcare, First Lien Term Loan B, 4.15%, due 12/1/23	109
Industrial Equipment 0.3%
110	Rexnord Corp., First Lien Term Loan B, 3.89%, due 8/21/23	110
62	Signode Industrial, First Lien Term Loan B, 3.81%, due 5/1/21	63
		173
Leisure Goods - Activities - Movies 0.1%
105	Bright Horizons, First Lien Term Loan B, 3.74%, due 11/3/23	106

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
(000's omitted)		(000's omitted)
Lodging & Casinos 0.2%
$110	Four Seasons Holdings Inc., First Lien Term Loan, 4.15%, due 11/21/23	$111
Radio & Television 0.2%
115	Sinclair Broadcasting, First Lien Term Loan B2, 3.25%, due 1/3/24	115
Retailers (except food & drug) 0.1%
110	Bass Pro Shops, First Lien Term Loan B, 6.15%, due 12/16/23	107
Utilities 0.3%
110	Texas Competitive, First Lien Term Loan B2, 4.25%, due 8/4/24	110
90	TPF II, First Lien Term Loan B, 5.00%, due 10/2/23	91
		201
	Total Loan Assignments (Cost $2,078)	2,095
U.S. Treasury Obligations 12.0%
1,010	U.S. Treasury Bonds, 5.50%, due 8/15/28	1,323
	U.S. Treasury Inflation-Indexed Bonds
2,899	0.38%, due 7/15/23	2,953	(e)
993	0.25%, due 1/15/25	987	(e)
1,166	2.00%, due 1/15/26	1,324	(e)
763	3.88%, due 4/15/29	1,060	(e)
	Total U.S. Treasury Obligations (Cost $7,654)	7,647
Mortgage-Backed Securities 2.9%
Collateralized Mortgage Obligations 1.5%
425	Fannie Mae Connecticut Avenue Securities, Ser. 2017-C02, Class 2M2, 4.64%, due 9/25/29	440	(b)
250	Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, 4.44%, due 10/25/29	256
321	RAAC, Ser. 2004-SP3, Class MII1, 1.64%, due 9/25/34	275	(b)
		971
Commercial Mortgage-Backed 0.3%
	Commercial Mortgage Trust
837	Ser. 2014-CR16, Class XA, 1.36%, due 4/10/47	44	(b)(f)
962	Ser. 2014-LC15, Class XA, 1.52%, due 4/10/47	55	(b)(f)
841	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C16, Class XA, 1.34%, due 6/15/47	46	(b)(f)
1,148	WF-RBS Commercial Mortgage Trust, Ser. 2014-LC14, Class XA, 1.54%, due 3/15/47	66	(b)(f)
		211
Fannie Mae 0.4%
230	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	242	(g)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Freddie Mac 0.7%
	$195	Pass-Through Certificates
		3.50%, TBA, 30 Year Maturity	$201	(g)
	205	4.00%, TBA, 30 Year Maturity	216	(g)
			417
		Total Mortgage-Backed Securities (Cost $1,928)	1,841
Corporate Bonds 42.6%
Aerospace & Defense 0.5%
		Leonardo-Finmeccanica SpA
EUR	200	4.50%, due 1/19/21	246
EUR	50	5.25%, due 1/21/22	65
			311
Airlines 0.3%
	$206	American Airlines, Inc., 4.38%, due 10/1/22	208	(h)
Apparel 0.3%
EUR	200	Hanesbrands Finance Luxembourg SCA, 3.50%, due 6/15/24	225	(i)
Auto Manufacturers 2.0%
	$275	General Motors Financial Co., Inc., 4.35%, due 1/17/27	278	(h)
EUR	33	GIE PSA Tresorerie, 6.00%, due 9/19/33	43	(h)
EUR	800	Volkswagen Int'l Finance NV, 2.50%, due 12/29/49	870	(b)(i)
EUR	100	Volvo Treasury AB, 4.20%, due 6/10/75	116	(b)(i)
			1,307
Auto Parts & Equipment 1.8%
		Faurecia
EUR	100	3.13%, due 6/15/22	113	(i)
EUR	100	3.63%, due 6/15/23	114	(i)
EUR	200	Gestamp Funding Luxembourg SA, 3.50%, due 5/15/23	227	(i)
EUR	200	Goodyear Dunlop Tires Europe BV, 3.75%, due 12/15/23	230	(i)
EUR	100	Grupo Antolin Dutch BV, 4.75%, due 4/1/21	112	(i)
EUR	300	Schaeffler Finance BV, 3.50%, due 5/15/22	333	(i)
			1,129
Banks 6.6%
		Barclays PLC
GBP	100	3.25%, due 2/12/27	132	(i)
	$380	4.34%, due 1/10/28	389	(h)
GBP	400	Deutsche Bank AG, 1.88%, due 2/28/20	520	(i)
	$305	Fifth Third Bancorp, Ser. J, 4.90%, due 12/29/49	305	(b)(h)
	280	Goldman Sachs Group, Inc., Ser. L, 5.70%, due 12/31/49	289	(b)(h)
EUR	750	Lloyds Banking Group PLC, 1.00%, due 11/9/23	809	(i)
	$300	Morgan Stanley, Ser. H, 5.45%, due 12/31/49	307	(b)(h)
EUR	500	Royal Bank of Scotland Group PLC, 3.63%, due 3/25/24	559	(b)(i)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
GBP	100	TSB Banking Group PLC, 5.75%, due 5/6/26	$139	(b)
EUR	741	Wells Fargo & Co., 1.00%, due 2/2/27	772	(i)
			4,221
Building Materials 0.3%
EUR	100	Cemex SAB de CV, 4.38%, due 3/5/23	114	(i)
EUR	90	Wienerberger AG, 5.00%, due 12/29/49	105	(b)
			219
Chemicals 1.1%
EUR	100	Arkema SA, 4.75%, due 10/29/49	118	(b)(i)
EUR	100	Axalta Coating Systems LLC, 4.25%, due 8/15/24	116	(i)
EUR	150	Huntsman Int'l LLC, 4.25%, due 4/1/25	172
EUR	125	Ineos Finance PLC, 4.00%, due 5/1/23	141	(i)
EUR	100	Solvay Finance SA, 5.87%, due 12/29/49	125	(b)(i)
			672
Commercial Services 0.6%
EUR	100	Hertz Holdings Netherlands BV, 4.13%, due 10/15/21	108	(i)
EUR	150	IVS Group SA, 4.50%, due 11/15/22	174	(i)
EUR	100	Loxam SAS, 7.00%, due 7/23/22	116	(i)
			398
Computers 2.1%
	$415	Diamond 1 Financial/Diamond 2, 5.45%, due 6/15/23	448	(j)
	290	Hewlett Packard Enterprise Co., 4.90%, due 10/15/25	305	(h)(k)
	600	Seagate HDD Cayman, 4.88%, due 3/1/24	597	(j)
			1,350
Electric 0.9%
EUR	100	EDP - Energias de Portugal SA, 5.38%, due 9/16/75	118	(b)(i)
EUR	200	EnBW Energie Baden-Wuerttemberg AG, 3.63%, due 4/2/76	228	(b)(i)
EUR	100	Enel SpA, 5.00%, due 1/15/75	117	(b)(i)
EUR	100	Gas Natural Fenosa Finance BV, 3.38%, due 12/29/49	108	(b)(i)
			571
Electrical Components & Equipment 0.4%
EUR	200	Belden, Inc., 5.50%, due 4/15/23	229	(i)
Entertainment 0.7%
GBP	100	AMC Entertainment Holdings, Inc., 6.38%, due 11/15/24	138	(i)
EUR	150	Merlin Entertainments PLC, 2.75%, due 3/15/22	171	(i)
EUR	100	WMG Acquisition Corp., 4.13%, due 11/1/24	115	(i)
			424

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Food 1.2%
EUR	80	Campofrio Food Group SA, 3.38%, due 3/15/22	$90	(i)
		Casino Guichard Perrachon SA
EUR	200	4.50%, due 3/7/24	240	(i)(k)
EUR	150	1.68%, due 1/29/49	113	(b)
		Tesco PLC
GBP	100	Ser. 68, 6.13%, due 2/24/22	149
GBP	115	5.50%, due 1/13/33	162	(h)
			754
Healthcare - Products 0.4%
	$245	Abbott Laboratories, 3.75%, due 11/30/26	248
Household Products - Wares 0.2%
EUR	100	Spectrum Brands, Inc., 4.00%, due 10/1/26	113	(i)
Insurance 2.1%
	$215	MetLife, Inc., Ser. C, 5.25%, due 12/29/49	223	(b)(h)
GBP	750	Phoenix Group Holdings, 5.75%, due 7/7/21	1,107	(i)
			1,330
Iron - Steel 0.8%
EUR	150	thyssenkrupp AG, 2.75%, due 3/8/21	172	(i)
	$325	Vale Overseas Ltd., 6.25%, due 8/10/26	356
			528
Lodging 0.2%
EUR	100	NH Hotel Group SA, 3.75%, due 10/1/23	114	(i)
Machinery - Construction & Mining 0.2%
EUR	100	NEW Areva Holding SA, 3.13%, due 3/20/23	106	(i)
Machinery-Diversified 0.2%
EUR	100	CNH Industrial Finance Europe SA, 2.88%, due 5/17/23	115	(i)
Media 4.7%
EUR	100	Altice Luxembourg SA, 6.25%, due 2/15/25	118	(i)
	$420	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, due 7/23/25	450	(h)
EUR	275	LGE HoldCo VI BV, 7.13%, due 5/15/24	340	(i)
EUR	300	Numericable-SFR SA, 5.63%, due 5/15/24	352	(i)
EUR	150	Telenet Finance V Luxembourg SCA, 6.75%, due 8/15/24	180	(i)
EUR	120	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 6.25%, due 1/15/29	149	(i)
EUR	150	UPC Holding BV, 6.38%, due 9/15/22	172	(i)
		Viacom, Inc.
	$245	4.38%, due 3/15/43	218	(h)
	715	6.25%, due 2/28/57	734	(b)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
		Virgin Media Secured Finance PLC
GBP	100	5.13%, due 1/15/25	$137	(i)
GBP	100	4.88%, due 1/15/27	132	(i)
			2,982
Mining 0.2%
EUR	100	Anglo American Capital PLC, 3.25%, due 4/3/23	118	(i)
Oil & Gas 2.4%
		Gazprom OAO Via Gaz Capital SA
EUR	100	4.63%, due 10/15/18	115	(i)
EUR	150	4.36%, due 3/21/25	181	(i)
	$255	Hess Corp., 4.30%, due 4/1/27	254	(h)
GBP	150	Petrobras Global Finance BV, 6.25%, due 12/14/26	201
EUR	700	TOTAL SA, 2.25%, due 12/29/49	770	(b)(i)
			1,521
Packaging & Containers 1.2%
EUR	53	Ardagh Packaging Finance PLC, 4.25%, due 1/15/22	59	(i)
EUR	200	Crown European Holdings SA, 4.00%, due 7/15/22	243	(i)
EUR	100	Kloeckner Pentaplast of America, Inc., 7.13%, due 11/1/20	113	(i)
EUR	100	OI European Group BV, 6.75%, due 9/15/20	130	(i)
EUR	100	Sealed Air Corp., 4.50%, due 9/15/23	122	(i)
EUR	110	SIG Combibloc Holdings SCA, 7.75%, due 2/15/23	128	(i)
			795
Pharmaceuticals 0.3%
EUR	150	Catalent Pharma Solutions, Inc., 4.75%, due 12/15/24	174	(i)
Pipelines 0.4%
	$275	Energy Transfer Partners L.P., 4.20%, due 4/15/27	278	(h)
Real Estate Investment Trust 1.6%
	305	EPR Properties, 4.50%, due 4/1/25	308	(h)
GBP	200	Iron Mountain Europe PLC, 6.13%, due 9/15/22	274	(i)
EUR	100	MPT Operating Partnership LP/MPT Finance Corp., 4.00%, due 8/19/22	119
	$310	Omega Healthcare Investors, Inc., 5.25%, due 1/15/26	326	(h)
			1,027
Retail 2.1%
GBP	100	Debenhams PLC, 5.25%, due 7/15/21	134	(i)
EUR	150	Dufry Finance SCA, 4.50%, due 8/1/23	175	(i)
GBP	550	Next PLC, 4.38%, due 10/2/26	788	(i)
EUR	100	PVH Corp., 3.63%, due 7/15/24	113	(i)
GBP	100	Stonegate Pub Co. Financing PLC, 4.88%, due 3/15/22	130	(i)
			1,340

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
Savings & Loans 1.2%
EUR	700	Leeds Building Society, 1.38%, due 5/5/22	$767	(i)
Software 0.2%
EUR	100	IMS Health, Inc., 4.13%, due 4/1/23	114	(i)
Telecommunications 4.9%
	$275	AT&T, Inc., 4.13%, due 2/17/26	280
EUR	150	eircom Finance DAC, 4.50%, due 5/31/22	171	(i)
GBP	200	Koninklijke KPN NV, 6.88%, due 3/14/73	287	(b)(i)
EUR	100	Matterhorn Telecom Holding SA, 4.88%, due 5/1/23	109	(i)
EUR	100	Matterhorn Telecom SA, 3.88%, due 5/1/22	112	(i)
EUR	200	SoftBank Group Corp., 4.00%, due 7/30/22	239	(i)
GBP	100	TalkTalk Telecom Group PLC, 5.38%, due 1/15/22	136	(i)
EUR	200	TDC A/S, 3.50%, due 2/26/3015	219	(b)(i)
		Telecom Italia SpA
EUR	50	5.25%, due 2/10/22	65	(i)(h)
EUR	100	3.25%, due 1/16/23	118	(i)
EUR	250	3.63%, due 1/19/24	293	(i)
		Telefonica Europe BV
EUR	100	5.88%, due 3/31/49	122	(b)(i)
EUR	100	7.63%, due 9/29/49	129	(b)(i)
		Verizon Communications, Inc.
	$415	4.13%, due 3/16/27	423
EUR	100	1.38%, due 11/2/28	104
EUR	300	Wind Acquisition Finance SA, 7.00%, due 4/23/21	340	(i)
			3,147
Transportation 0.5%
EUR	250	Russian Railways via RZD Capital PLC, 4.60%, due 3/6/23	305	(i)
		Total Corporate Bonds (Cost $26,787)	27,140
Asset-Backed Securities 13.8%
	$330	Aames Mortgage Investment Trust, Ser. 2005-4, Class M3, 1.77%, due 10/25/35	296	(b)
	160	Accredited Mortgage Loan Trust, Ser. 2006-1, Class A4, 1.27%, due 4/25/36	151	(b)
	150	Argent Securities, Inc., Ser. 2005-W2, Class M1, 1.48%, due 10/25/35	139	(b)
		Bear Stearns Asset Backed Securities Trust
	229	Ser. 2004-SD3, Class M2, 2.24%, due 9/25/34	220	(b)
	483	Ser. 2005-SD2, Class 1M2, 1.99%, due 3/25/35	464	(b)
	325	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, 1.23%, due 5/25/36	303	(b)
	310	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, 1.47%, due 10/25/35	303	(b)
		Ellington Loan Acquisition Trust
	240	Ser. 2007-2, Class A2C, 2.09%, due 5/25/37	224	(b)(j)
	114	Ser. 2007-2, Class A2E, 2.09%, due 5/25/37	114	(b)(j)
	285	First Franklin Mortgage Loan Trust, Ser. 2005-FF3, Class M5, 1.97%, due 4/25/35	272	(b)
	192	GSAA Home Equity Trust, Ser. 2005-10, Class M4, 1.64%, due 6/25/35	180	(b)
	140	Home Equity Mortgage Loan Asset-Backed Trust, Ser. 2005-A, Class M6, 2.24%, due 3/25/35	128	(b)
	133	Morgan Stanley Dean Witter Capital I, Ser. 2002-AM2, Class M1, 2.12%, due 5/25/32	127	(b)
	330	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, 1.36%, due 3/25/36	303	(b)
		Park Place Securities, Inc.
	62	Ser. 2004-WHQ1, Class M4, 2.72%, due 9/25/34	59	(b)
	740	Ser. 2005-WHQ4, Class M2, 1.48%, due 9/25/35	674	(b)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
(000's omitted)			(000's omitted)
	$164	Popular Mortgage Pass-Through Trust, Ser. 2005-5, Class MV1, 1.43%, due 11/25/35	$153	(b)
		Renaissance Home Equity Loan Trust
	1,259	Ser. 2005-1, Class AV3, 1.32%, due 5/25/35	1,113	(b)
	215	Ser. 2005-2, Class AV3, 1.36%, due 8/25/35	189	(b)
		Residential Asset Mortgage Products, Inc.
	140	Ser. 2005-RZ1, Class M5, 1.62%, due 10/25/34	134	(b)
	650	Ser. 2006-EFC4, Class M4, 1.58%, due 9/25/35	621	(b)
	1,710	Ser. 2005-RZ4, Class M3, 1.51%, due 11/25/35	1,626	(b)
	170	Ser. 2006-RZ3, Class M1, 1.34%, due 8/25/36	142	(b)
	280	Ser. 2007-RZ1, Class A3, 1.24%, due 2/25/37	261	(b)
	163	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, 1.97%,	156	(b)
		due 7/25/34
	130	Soundview Home Equity Loan Trust, Ser. 2005-OPT3, Class M1, 1.46%, due 11/25/35	122	(b)
		Structured Asset Securities Corp.
	185	Ser. 2005-WF4, Class M4, 1.57%, due 11/25/35	177	(b)
	102	Ser. 2006-AM1, Class A4, 1.15%, due 4/25/36	100	(b)
		Total Asset-Backed Securities (Cost $7,977)	8,751
Foreign Government Securities 7.2%
		Bundesrepublik Deutschland
EUR	1,500	0.25%, due 2/15/27	1,624	(i)
EUR	30	5.50%, due 1/4/31	54	(i)
CZK	53,000	Czech Republic Government Bond, Ser. 97, 0.45%, due 10/25/23	2,150	(i)
ZAR	14,005	South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	746
		Total Foreign Government Securities (Cost $4,551)	4,574
NUMBER OF SHARES
Short-Term Investment 17.5%
Investment Company 17.5%
	11,151,178	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $11,151)	11,151	(h)(l)
		Total Investments 99.3% (Cost $62,126)	63,199
		Other Assets Less Liabilities 0.7%	475	(m)
		Net Assets 100.0%	$63,674

(a)  Principal amount is stated in the currency in which the security is denominated.

  EUR = Euro

  CZK = Czech Republic Koruna

  GBP = Pound Sterling

  ZAR = South African Rand

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

(c)  All or a portion of this security has not settled as of April 30, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  All or a portion of this security was purchased on a delayed delivery basis.

(e)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2017, amounted to approximately $659,000, which represents 1.0% of net assets of the Fund.

(h)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities, to be announced securities, futures, forward foreign currency contracts and/or swaps with a total value of approximately $15,559,000.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2017, amounted to approximately $22,126,000, which represents 34.7% of net assets of the Fund.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $1,383,000 or 2.2% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(k)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2017.

(l)  Rate represents 7-day effective yield as of April 30, 2017.

(m)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/19/2017	128 Euro, 90 day	Long	$(2,072)
6/21/2017	20 U.S. Treasury Note, 10 Year Ultra	Long	40,992
6/21/2017	37 U.S. Treasury Ultra Long Bond	Long	126,030
6/8/2017	33 Euro-Buxl Bond, 30 Year	Short	59,577
6/8/2017	29 Euro-Bund	Short	(11,641)
6/8/2017	61 Euro-OAT	Short	(178,172)
6/21/2017	199 U.S. Treasury Note, 10 Year	Short	(330,319)
6/21/2017	31 U.S. Treasury Note, 10 Year Ultra	Short	(81,485)
6/21/2017	1 U.S. Treasury Long Bond	Short	(3,304)
6/28/2017	15 U.K Long Gilt Bond	Short	(61,629)
6/30/2017	3 U.S. Treasury Note, 5 Year	Short	(2,776)
6/18/2018	128 Euro, 90 day	Short	(14,872)
Total			$(459,671)

At April 30, 2017, the notional value of futures for the Fund was $40,326,550 for long positions and $(84,832,311) for short positions. The Fund had $706,753 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $24,425,928 for long positions and $(65,189,215) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2017, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
227,980	Australian Dollar	$171,033	Goldman Sachs International	5/11/2017	$(350)
47,114	Australian Dollar	35,789	Goldman Sachs International	5/11/2017	(516)
81,717	Australian Dollar	62,074	Goldman Sachs International	5/11/2017	(895)
63,827	Australian Dollar	49,027	Goldman Sachs International	5/11/2017	(1,242)
184,256	Australian Dollar	140,584	Goldman Sachs International	5/11/2017	(2,636)
1,559,687	Australian Dollar	1,184,769	Goldman Sachs International	5/11/2017	(17,073)
45,830	Australian Dollar	34,838	Royal Bank of Canada	5/11/2017	(526)
106,972	Australian Dollar	81,345	Royal Bank of Canada	5/11/2017	(1,258)
277,185	Australian Dollar	209,350	Royal Bank of Canada	5/11/2017	(1,829)
138,322	Australian Dollar	106,134	Royal Bank of Canada	5/11/2017	(2,576)
199,326	Australian Dollar	152,171	Royal Bank of Canada	5/11/2017	(2,941)
206,480	Australian Dollar	158,110	Royal Bank of Canada	5/11/2017	(3,524)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
775,903	Australian Dollar	$588,670	Royal Bank of Canada	5/11/2017	$(7,772)
893,420	Australian Dollar	683,149	Royal Bank of Canada	5/11/2017	(14,269)
108,233	Australian Dollar	81,063	Royal Bank of Canada	5/11/2017	(32)
266,103	Australian Dollar	200,182	Royal Bank of Canada	5/11/2017	(957)
322,434	Australian Dollar	242,357	Royal Bank of Canada	5/11/2017	(959)
313,783	Australian Dollar	236,252	Royal Bank of Canada	5/11/2017	(1,331)
104,227	Australian Dollar	79,857	Societe Generale	5/11/2017	(1,825)
1,735,241	Australian Dollar	1,318,774	Societe Generale	5/11/2017	(19,646)
62,965	Australian Dollar	47,379	State Street Bank and Trust Company	5/11/2017	(239)
135,777	Australian Dollar	102,347	State Street Bank and Trust Company	5/11/2017	(695)
1,212,158	Australian Dollar	908,476	State Street Bank and Trust Company	5/11/2017	(966)
99,300	Australian Dollar	75,486	State Street Bank and Trust Company	5/11/2017	(1,143)
124,872	Australian Dollar	95,054	State Street Bank and Trust Company	5/11/2017	(1,565)
410,379	Australian Dollar	310,595	State Street Bank and Trust Company	5/11/2017	(3,356)
429,194	Australian Dollar	328,394	State Street Bank and Trust Company	5/11/2017	(7,067)
901,034	Australian Dollar	686,876	State Street Bank and Trust Company	5/11/2017	(12,296)
234,242	Canadian Dollar	173,514	Goldman Sachs International	5/11/2017	(1,890)
129,261	Canadian Dollar	98,428	Goldman Sachs International	5/11/2017	(3,722)
144,174	Canadian Dollar	110,319	Goldman Sachs International	5/11/2017	(4,686)
1,164,581	Canadian Dollar	871,741	Goldman Sachs International	5/11/2017	(18,478)
20,909	Canadian Dollar	15,885	Royal Bank of Canada	5/11/2017	(565)
157,369	Canadian Dollar	120,129	Royal Bank of Canada	5/11/2017	(4,828)
369,171	Canadian Dollar	277,757	Royal Bank of Canada	5/11/2017	(7,274)
521,561	Canadian Dollar	392,269	Royal Bank of Canada	5/11/2017	(10,133)
713,731	Canadian Dollar	533,301	Royal Bank of Canada	5/11/2017	(10,365)
549,341	Canadian Dollar	412,890	Royal Bank of Canada	5/11/2017	(10,400)
889,273	Canadian Dollar	662,309	Royal Bank of Canada	5/11/2017	(10,758)
407,508	Canadian Dollar	311,531	Royal Bank of Canada	5/11/2017	(12,958)
711,603	Canadian Dollar	543,243	Royal Bank of Canada	5/11/2017	(21,867)
846,175	Canadian Dollar	642,853	Royal Bank of Canada	5/11/2017	(22,879)
271,226	Canadian Dollar	199,490	Royal Bank of Canada	5/11/2017	(768)
205,436	Canadian Dollar	153,443	Royal Bank of Canada	5/11/2017	(2,924)
407,060	Canadian Dollar	313,064	Societe Generale	5/11/2017	(14,819)
524,175	Canadian Dollar	400,964	Societe Generale	5/11/2017	(16,912)
16,766,870	Canadian Dollar	12,745,141	Societe Generale	5/11/2017	(460,415)
87,094	Canadian Dollar	64,626	State Street Bank and Trust Company	5/11/2017	(814)
307,481	Canadian Dollar	226,500	State Street Bank and Trust Company	5/11/2017	(1,216)
100,558	Canadian Dollar	75,378	State Street Bank and Trust Company	5/11/2017	(1,701)
186,001	Canadian Dollar	138,991	State Street Bank and Trust Company	5/11/2017	(2,712)
191,225	Canadian Dollar	145,296	State Street Bank and Trust Company	5/11/2017	(5,189)
281,354	Canadian Dollar	214,632	State Street Bank and Trust Company	5/11/2017	(8,490)
322,025	Canadian Dollar	246,029	State Street Bank and Trust Company	5/11/2017	(10,088)
883,245	Canadian Dollar	661,750	State Street Bank and Trust Company	5/11/2017	(14,616)
4,086,179	Euro	4,376,992	Goldman Sachs International	5/11/2017	75,805

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
638,553	Euro	$683,999	Goldman Sachs International	5/11/2017	$11,846
120,912	Euro	128,263	Goldman Sachs International	5/11/2017	3,497
121,161	Euro	129,206	Goldman Sachs International	5/11/2017	2,826
55,965	Euro	59,410	Goldman Sachs International	5/11/2017	1,576
141,354	Euro	153,226	Goldman Sachs International	5/11/2017	811
101,905	Euro	110,237	Goldman Sachs International	5/11/2017	811
43,840	Euro	47,483	Goldman Sachs International	5/11/2017	291
14,985	Euro	16,177	Goldman Sachs International	5/11/2017	152
672,310	Euro	712,052	Royal Bank of Canada	5/11/2017	20,578
703,755	Euro	756,478	Royal Bank of Canada	5/11/2017	10,419
351,931	Euro	377,316	Royal Bank of Canada	5/11/2017	6,191
131,128	Euro	138,694	Royal Bank of Canada	5/11/2017	4,199
201,437	Euro	215,841	Royal Bank of Canada	5/11/2017	3,669
114,322	Euro	121,635	Royal Bank of Canada	5/11/2017	2,944
139,552	Euro	149,990	Royal Bank of Canada	5/11/2017	2,083
98,700	Euro	106,083	Royal Bank of Canada	5/11/2017	1,473
128,822	Euro	138,926	Royal Bank of Canada	5/11/2017	1,454
48,232	Euro	51,221	Royal Bank of Canada	5/11/2017	1,338
47,558	Euro	51,144	Royal Bank of Canada	5/11/2017	681
71,052	Euro	76,815	Royal Bank of Canada	5/11/2017	612
60,937	Euro	64,767	Royal Bank of Canada	5/11/2017	1,637
85,580	Euro	91,901	Royal Bank of Canada	5/11/2017	1,357
40,882	Euro	43,522	Royal Bank of Canada	5/11/2017	1,028
187,039	Euro	204,004	Royal Bank of Canada	5/11/2017	(184)
160,347	Euro	170,297	Societe Generale	5/11/2017	4,437
95,323	Euro	101,238	Societe Generale	5/11/2017	2,638
587,796	Euro	629,959	State Street Bank and Trust Company	5/11/2017	10,575
142,712	Euro	151,696	State Street Bank and Trust Company	5/11/2017	3,821
136,881	Euro	145,993	State Street Bank and Trust Company	5/11/2017	3,169
125,255	Euro	134,282	State Street Bank and Trust Company	5/11/2017	2,211
320,202	Euro	346,779	State Street Bank and Trust Company	5/11/2017	2,152
81,217	Euro	86,569	State Street Bank and Trust Company	5/11/2017	1,935
87,338	Euro	93,288	State Street Bank and Trust Company	5/11/2017	1,886
76,263	Euro	81,340	State Street Bank and Trust Company	5/11/2017	1,766
70,346	Euro	75,039	State Street Bank and Trust Company	5/11/2017	1,618
57,045	Euro	60,947	State Street Bank and Trust Company	5/11/2017	1,216
46,123	Euro	49,200	State Street Bank and Trust Company	5/11/2017	1,061
74,725	Euro	81,364	State Street Bank and Trust Company	5/11/2017	65
83,596	Euro	91,499	Goldman Sachs International	8/2/2017	(13)
36,019,941	Japanese Yen	314,429	Goldman Sachs International	5/11/2017	8,800
9,690,159	Japanese Yen	84,897	Goldman Sachs International	5/11/2017	2,059
8,669,303	Japanese Yen	76,516	Goldman Sachs International	5/11/2017	1,279
4,169,417	Japanese Yen	37,211	Goldman Sachs International	5/11/2017	204
396,004,130	Japanese Yen	3,535,530	Royal Bank of Canada	5/11/2017	18,056
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
25,406,529	Japanese Yen	$222,057	Royal Bank of Canada	5/11/2017	$5,931
110,362,059	Japanese Yen	985,314	Royal Bank of Canada	5/11/2017	5,032
30,076,047	Japanese Yen	265,126	Royal Bank of Canada	5/11/2017	4,764
30,238,145	Japanese Yen	266,862	Royal Bank of Canada	5/11/2017	4,483
5,998,337	Japanese Yen	52,811	Royal Bank of Canada	5/11/2017	1,016
36,991,068	Japanese Yen	331,982	Royal Bank of Canada	5/11/2017	(39)
6,109,650	Japanese Yen	55,873	Royal Bank of Canada	5/11/2017	(1,048)
76,098,071	Japanese Yen	678,786	Societe Generale	5/11/2017	4,088
37,026,637	Japanese Yen	330,095	Societe Generale	5/11/2017	2,168
7,836,016	Japanese Yen	69,157	Societe Generale	5/11/2017	1,160
72,714,549	Japanese Yen	649,515	State Street Bank and Trust Company	5/11/2017	2,997
45,977,534	Japanese Yen	410,268	State Street Bank and Trust Company	5/11/2017	2,316
5,810,535	Japanese Yen	51,564	State Street Bank and Trust Company	5/11/2017	578
18,387,950	Japanese Yen	165,889	State Street Bank and Trust Company	5/11/2017	(883)
16,081,024	Japanese Yen	147,587	State Street Bank and Trust Company	5/11/2017	(3,282)
34,681,282	Japanese Yen	315,173	State Street Bank and Trust Company	5/11/2017	(3,956)
33,256,658	Japanese Yen	304,994	State Street Bank and Trust Company	5/11/2017	(6,561)
21,373,658	Japanese Yen	192,425	Goldman Sachs International	8/2/2017	41
10,228,355	Mexican Peso	487,482	Goldman Sachs International	5/11/2017	55,068
15,940,663	Mexican Peso	846,467	Royal Bank of Canada	5/11/2017	(914)
19,289,707	Mexican Peso	1,028,072	Royal Bank of Canada	5/11/2017	(4,873)
8,455,720	Mexican Peso	404,444	State Street Bank and Trust Company	5/11/2017	44,079
1,230,440	Mexican Peso	59,410	State Street Bank and Trust Company	5/11/2017	5,857
29,159	New Zealand Dollar	21,201	Goldman Sachs International	5/11/2017	(1,185)
183,853	New Zealand Dollar	130,925	Goldman Sachs International	5/11/2017	(4,721)
533,968	New Zealand Dollar	375,585	Goldman Sachs International	5/11/2017	(9,046)
330,600	New Zealand Dollar	239,011	Goldman Sachs International	5/11/2017	(12,072)
521,873	New Zealand Dollar	373,439	Goldman Sachs International	5/11/2017	(15,203)
74,273	New Zealand Dollar	51,869	Royal Bank of Canada	5/11/2017	(885)
182,337	New Zealand Dollar	127,300	Royal Bank of Canada	5/11/2017	(2,136)
257,094	New Zealand Dollar	180,377	Royal Bank of Canada	5/11/2017	(3,896)
208,574	New Zealand Dollar	147,929	Royal Bank of Canada	5/11/2017	(4,754)
473,431	New Zealand Dollar	330,546	Royal Bank of Canada	5/11/2017	(5,562)
263,521	New Zealand Dollar	188,199	Royal Bank of Canada	5/11/2017	(7,307)
487,948	New Zealand Dollar	342,669	Royal Bank of Canada	5/11/2017	(7,720)
6,070,733	New Zealand Dollar	4,360,759	Royal Bank of Canada	5/11/2017	(193,540)
7,612,780	New Zealand Dollar	5,541,076	Royal Bank of Canada	5/11/2017	(315,328)
410,730	New Zealand Dollar	294,904	Societe Generale	5/11/2017	(12,961)
508,191	New Zealand Dollar	370,295	Societe Generale	5/11/2017	(21,450)
2,427,553	New Zealand Dollar	1,764,273	Societe Generale	5/11/2017	(97,893)
45,425	New Zealand Dollar	31,492	State Street Bank and Trust Company	5/11/2017	(310)
126,755	New Zealand Dollar	87,854	State Street Bank and Trust Company	5/11/2017	(844)
246,292	New Zealand Dollar	170,089	State Street Bank and Trust Company	5/11/2017	(1,024)
175,792	New Zealand Dollar	123,248	State Street Bank and Trust Company	5/11/2017	(2,576)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
172,458	New Zealand Dollar	$121,517	State Street Bank and Trust Company	5/11/2017	$(3,135)
510,924	New Zealand Dollar	354,211	State Street Bank and Trust Company	5/11/2017	(3,490)
586,847	New Zealand Dollar	411,579	State Street Bank and Trust Company	5/11/2017	(8,742)
313,532	New Zealand Dollar	224,837	State Street Bank and Trust Company	5/11/2017	(9,615)
654,922	New Zealand Dollar	459,510	State Street Bank and Trust Company	5/11/2017	(9,942)
569,058	New Zealand Dollar	413,882	State Street Bank and Trust Company	5/11/2017	(23,255)
686,829	New Zealand Dollar	469,719	Goldman Sachs International	8/2/2017	807
2,362,366	Norwegian Krone	282,624	Goldman Sachs International	5/11/2017	(7,455)
1,998,949	Norwegian Krone	232,831	Royal Bank of Canada	5/11/2017	7
594,803	Norwegian Krone	69,740	Royal Bank of Canada	5/11/2017	(457)
709,955	Norwegian Krone	83,875	Royal Bank of Canada	5/11/2017	(1,179)
1,480,113	Norwegian Krone	174,237	Royal Bank of Canada	5/11/2017	(1,832)
1,556,468	Norwegian Krone	186,117	Royal Bank of Canada	5/11/2017	(4,820)
3,473,890	Norwegian Krone	417,786	Royal Bank of Canada	5/11/2017	(13,146)
5,837,723	Norwegian Krone	702,016	Royal Bank of Canada	5/11/2017	(22,037)
1,440,560	Norwegian Krone	167,548	Royal Bank of Canada	5/11/2017	249
4,058,076	Norwegian Krone	486,046	Societe Generale	5/11/2017	(13,360)
26,638,821	Norwegian Krone	3,202,821	Societe Generale	5/11/2017	(99,922)
868,382	Norwegian Krone	100,939	State Street Bank and Trust Company	5/11/2017	211
577,198	Norwegian Krone	67,307	State Street Bank and Trust Company	5/11/2017	(75)
2,482,055	Norwegian Krone	291,100	State Street Bank and Trust Company	5/11/2017	(1,990)
1,939,371	Norwegian Krone	228,496	State Street Bank and Trust Company	5/11/2017	(2,597)
5,330,778	Norwegian Krone	624,114	State Street Bank and Trust Company	5/11/2017	(3,183)
1,056,393	Norwegian Krone	127,119	State Street Bank and Trust Company	5/11/2017	(4,070)
3,159,938	Norwegian Krone	379,603	State Street Bank and Trust Company	5/11/2017	(11,533)
4,970,991	Norwegian Krone	582,403	Goldman Sachs International	8/2/2017	(2,794)
879,965	Pound Sterling	1,089,749	Goldman Sachs International	5/11/2017	50,240
343,929	Pound Sterling	427,710	Goldman Sachs International	5/11/2017	17,848
88,640	Pound Sterling	107,845	Goldman Sachs International	5/11/2017	6,988
154,413	Pound Sterling	193,452	Goldman Sachs International	5/11/2017	6,589
104,122	Pound Sterling	130,340	Goldman Sachs International	5/11/2017	4,549
640,461	Pound Sterling	782,602	Royal Bank of Canada	5/11/2017	47,111
613,354	Pound Sterling	754,284	Royal Bank of Canada	5/11/2017	40,312
640,779	Pound Sterling	793,970	Royal Bank of Canada	5/11/2017	36,155
299,898	Pound Sterling	373,258	Royal Bank of Canada	5/11/2017	15,258
200,417	Pound Sterling	248,331	Royal Bank of Canada	5/11/2017	11,308
159,028	Pound Sterling	194,769	Royal Bank of Canada	5/11/2017	11,251
85,112	Pound Sterling	106,133	Royal Bank of Canada	5/11/2017	4,129
58,363	Pound Sterling	73,393	Royal Bank of Canada	5/11/2017	2,216
50,747	Pound Sterling	63,690	Royal Bank of Canada	5/11/2017	2,052
392,573	Pound Sterling	487,841	Royal Bank of Canada	5/11/2017	20,735
53,034	Pound Sterling	65,767	Societe Generale	5/11/2017	2,938
206,033	Pound Sterling	250,943	State Street Bank and Trust Company	5/11/2017	15,971
118,686	Pound Sterling	144,442	State Street Bank and Trust Company	5/11/2017	9,315

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
48,381	Pound Sterling	$60,053	State Street Bank and Trust Company	5/11/2017	$2,624
44,701	Pound Sterling	55,896	State Street Bank and Trust Company	5/11/2017	2,014
32,637	Pound Sterling	40,952	State Street Bank and Trust Company	5/11/2017	1,329
554,070	South African Rand	40,591	Goldman Sachs International	5/11/2017	812
20,527,004	South African Rand	1,503,766	Royal Bank of Canada	5/11/2017	30,114
520,671	Swedish Krona	58,335	Goldman Sachs International	5/11/2017	473
7,051,106	Swedish Krona	795,935	Goldman Sachs International	5/11/2017	467
3,509,560	Swedish Krona	389,864	Royal Bank of Canada	5/11/2017	6,530
3,596,557	Swedish Krona	401,199	Royal Bank of Canada	5/11/2017	5,021
900,399	Swedish Krona	101,444	Royal Bank of Canada	5/11/2017	254
343,270	Swedish Krona	38,646	Royal Bank of Canada	5/11/2017	126
1,224,717	Swedish Krona	138,518	Royal Bank of Canada	5/11/2017	(190)
28,862,425	Swedish Krona	3,264,223	Royal Bank of Canada	5/11/2017	(4,299)
1,403,929	Swedish Krona	155,749	Royal Bank of Canada	5/11/2017	2,821
1,304,798	Swedish Krona	145,073	Royal Bank of Canada	5/11/2017	2,300
1,263,715	Swedish Krona	140,506	Societe Generale	5/11/2017	2,227
3,842,293	Swedish Krona	426,282	State Street Bank and Trust Company	5/11/2017	7,693
3,150,420	Swedish Krona	351,735	State Street Bank and Trust Company	5/11/2017	4,096
1,615,366	Swedish Krona	178,889	State Street Bank and Trust Company	5/11/2017	3,562
650,249	Swedish Krona	72,372	State Street Bank and Trust Company	5/11/2017	1,072
535,838	Swedish Krona	59,970	State Street Bank and Trust Company	5/11/2017	552
551,719	Swedish Krona	62,049	State Street Bank and Trust Company	5/11/2017	266
9,303,327	Swedish Krona	1,052,157	State Street Bank and Trust Company	5/11/2017	(1,374)
1,537,828	Swedish Krona	175,483	State Street Bank and Trust Company	5/11/2017	(1,790)
2,246,619	Swedish Krona	255,551	Goldman Sachs International	8/2/2017	(676)
202,104	Swiss Franc	201,077	Goldman Sachs International	5/11/2017	2,139
302,462	Swiss Franc	302,650	Goldman Sachs International	5/11/2017	1,476
72,838	Swiss Franc	73,207	Goldman Sachs International	5/11/2017	32
76,158	Swiss Franc	76,339	Royal Bank of Canada	5/11/2017	238
398,852	Swiss Franc	400,833	Royal Bank of Canada	5/11/2017	213
246,086	Swiss Franc	247,709	Royal Bank of Canada	5/11/2017	(270)
291,481	Swiss Franc	290,377	Royal Bank of Canada	5/11/2017	2,707
161,485	Swiss Franc	160,902	Royal Bank of Canada	5/11/2017	1,471
206,639	Swiss Franc	206,506	Societe Generale	5/11/2017	1,270
563,968	Swiss Franc	560,939	State Street Bank and Trust Company	5/11/2017	6,131
430,690	Swiss Franc	428,658	State Street Bank and Trust Company	5/11/2017	4,401
262,663	Swiss Franc	262,674	State Street Bank and Trust Company	5/11/2017	1,434
52,285	Swiss Franc	52,040	State Street Bank and Trust Company	5/11/2017	532
58,560	Swiss Franc	58,701	State Street Bank and Trust Company	5/11/2017	181
288,855	Swiss Franc	290,426	State Street Bank and Trust Company	5/11/2017	19
836,629	Swiss Franc	841,467	State Street Bank and Trust Company	5/11/2017	(236)
6,459,551	Swiss Franc	6,497,431	State Street Bank and Trust Company	5/11/2017	(2,351)
Total					$(1,024,292)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
489,792	Australian Dollar	$374,404	Goldman Sachs International	5/11/2017	$7,710
515,352	Australian Dollar	391,879	Goldman Sachs International	5/11/2017	6,048
1,815,545	Australian Dollar	1,380,087	Royal Bank of Canada	5/11/2017	20,836
1,285,707	Australian Dollar	973,734	Royal Bank of Canada	5/11/2017	11,159
283,858	Australian Dollar	217,371	Royal Bank of Canada	5/11/2017	4,854
100,691	Australian Dollar	77,688	Royal Bank of Canada	5/11/2017	2,303
72,673	Australian Dollar	55,790	Royal Bank of Canada	5/11/2017	1,382
135,978	Australian Dollar	102,443	Royal Bank of Canada	5/11/2017	640
949,222	Australian Dollar	725,831	Societe Generale	5/11/2017	15,174
92,995	Australian Dollar	70,919	Societe Generale	5/11/2017	1,296
60,233	Australian Dollar	45,935	Societe Generale	5/11/2017	840
39,407	Australian Dollar	29,949	Societe Generale	5/11/2017	446
4,807,489	Australian Dollar	3,654,557	State Street Bank and Trust Company	5/11/2017	55,318
502,892	Australian Dollar	385,577	State Street Bank and Trust Company	5/11/2017	9,076
470,847	Australian Dollar	355,715	State Street Bank and Trust Company	5/11/2017	3,205
94,080	Australian Dollar	71,850	State Street Bank and Trust Company	5/11/2017	1,415
150,795	Australian Dollar	113,468	State Street Bank and Trust Company	5/11/2017	572
71,902	Australian Dollar	54,017	State Street Bank and Trust Company	5/11/2017	186
172,864	Australian Dollar	129,192	State Street Bank and Trust Company	5/11/2017	(227)
156,194	Australian Dollar	116,202	Goldman Sachs International	8/2/2017	(576)
3,527,775	Canadian Dollar	2,673,924	Goldman Sachs International	5/11/2017	89,199
121,567	Canadian Dollar	91,283	Goldman Sachs International	5/11/2017	2,214
17,008,639	Canadian Dollar	12,921,748	Royal Bank of Canada	5/11/2017	459,883
787,864	Canadian Dollar	597,649	Royal Bank of Canada	5/11/2017	20,398
711,973	Canadian Dollar	541,046	Royal Bank of Canada	5/11/2017	19,398
409,598	Canadian Dollar	306,610	Royal Bank of Canada	5/11/2017	6,507
202,594	Canadian Dollar	151,225	Royal Bank of Canada	5/11/2017	2,788
65,330	Canadian Dollar	48,781	Royal Bank of Canada	5/11/2017	915
329,317	Canadian Dollar	245,519	Royal Bank of Canada	5/11/2017	4,235
109,177	Canadian Dollar	82,193	Royal Bank of Canada	5/11/2017	2,201
107,383	Canadian Dollar	79,884	Royal Bank of Canada	5/11/2017	1,206
67,343	Canadian Dollar	50,178	Royal Bank of Canada	5/11/2017	837
442,819	Canadian Dollar	337,903	Societe Generale	5/11/2017	13,459
45,677	Canadian Dollar	34,721	Societe Generale	5/11/2017	1,254
821,414	Canadian Dollar	624,123	State Street Bank and Trust Company	5/11/2017	22,290
352,537	Canadian Dollar	264,632	State Street Bank and Trust Company	5/11/2017	6,335
322,417	Canadian Dollar	241,265	State Street Bank and Trust Company	5/11/2017	5,037
193,754	Canadian Dollar	143,459	State Street Bank and Trust Company	5/11/2017	1,500
69,823	Canadian Dollar	51,770	State Street Bank and Trust Company	5/11/2017	612
53,241,332	Czech Koruna	2,094,590	Goldman Sachs International	5/11/2017	(66,405)
367,000	Euro	397,755	Citibank, N.A.	5/11/2017	(2,173)
709,000	Euro	768,414	Citibank, N.A.	5/11/2017	(4,198)
18,716	Euro	20,006	Goldman Sachs International	5/11/2017	(389)
19,564	Euro	20,863	Goldman Sachs International	5/11/2017	(456)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
55,229	Euro	$59,497	Goldman Sachs International	5/11/2017	$(687)
138,800	Euro	149,865	Goldman Sachs International	5/11/2017	(1,388)
75,575	Euro	80,047	Goldman Sachs International	5/11/2017	(2,309)
110,784	Euro	117,248	Goldman Sachs International	5/11/2017	(3,476)
152,642	Euro	161,443	Goldman Sachs International	5/11/2017	(4,894)
371,027	Euro	398,409	Goldman Sachs International	5/11/2017	(5,907)
738,588	Euro	796,848	Goldman Sachs International	5/11/2017	(8,007)
302,149	Euro	319,778	Goldman Sachs International	5/11/2017	(9,480)
1,552,630	Euro	1,663,131	Goldman Sachs International	5/11/2017	(28,804)
3,448,463	Euro	3,693,890	Goldman Sachs International	5/11/2017	(63,974)
20,177	Euro	21,699	Royal Bank of Canada	5/11/2017	(289)
17,820	Euro	19,105	Royal Bank of Canada	5/11/2017	(313)
16,294	Euro	17,336	Royal Bank of Canada	5/11/2017	(420)
49,263	Euro	53,195	Royal Bank of Canada	5/11/2017	(488)
39,552	Euro	42,380	Royal Bank of Canada	5/11/2017	(721)
39,511	Euro	41,791	Royal Bank of Canada	5/11/2017	(1,265)
157,889	Euro	170,770	Royal Bank of Canada	5/11/2017	(1,285)
119,028	Euro	128,363	Royal Bank of Canada	5/11/2017	(1,344)
62,960	Euro	67,254	Royal Bank of Canada	5/11/2017	(1,355)
64,660	Euro	68,667	Royal Bank of Canada	5/11/2017	(1,794)
231,345	Euro	250,109	Royal Bank of Canada	5/11/2017	(1,993)
108,700	Euro	116,205	Royal Bank of Canada	5/11/2017	(2,248)
112,387	Euro	120,052	Royal Bank of Canada	5/11/2017	(2,418)
219,088	Euro	235,609	Royal Bank of Canada	5/11/2017	(3,136)
100,373	Euro	105,811	Royal Bank of Canada	5/11/2017	(3,568)
172,904	Euro	183,965	Royal Bank of Canada	5/11/2017	(4,453)
210,981	Euro	223,320	Royal Bank of Canada	5/11/2017	(6,591)
254,086	Euro	270,152	Royal Bank of Canada	5/11/2017	(6,731)
250,681	Euro	265,903	Royal Bank of Canada	5/11/2017	(7,269)
651,374	Euro	686,661	Royal Bank of Canada	5/11/2017	(23,155)
2,639,560	Euro	2,828,302	Royal Bank of Canada	5/11/2017	(48,084)
77,770	Euro	82,792	Royal Bank of Canada	5/11/2017	(1,956)
232,444	Euro	247,972	Royal Bank of Canada	5/11/2017	(5,327)
201,548	Euro	217,361	Societe Generale	5/11/2017	(2,270)
95,043	Euro	101,275	Societe Generale	5/11/2017	(2,295)
457,702	Euro	490,222	Societe Generale	5/11/2017	(8,546)
661,155	Euro	708,130	Societe Generale	5/11/2017	(12,345)
2,342,379	Euro	2,508,805	Societe Generale	5/11/2017	(43,736)
324,619	Euro	353,848	State Street Bank and Trust Company	5/11/2017	103
59,036	Euro	64,352	State Street Bank and Trust Company	5/11/2017	19
184,894	Euro	201,322	State Street Bank and Trust Company	5/11/2017	(161)
35,820	Euro	38,637	State Street Bank and Trust Company	5/11/2017	(397)
63,240	Euro	68,061	State Street Bank and Trust Company	5/11/2017	(853)
46,874	Euro	49,849	State Street Bank and Trust Company	5/11/2017	(1,231)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
474,600	Euro	$514,241	State Street Bank and Trust Company	5/11/2017	$(2,941)
181,940	Euro	194,599	State Street Bank and Trust Company	5/11/2017	(3,665)
214,256	Euro	228,911	State Street Bank and Trust Company	5/11/2017	(4,568)
387,514	Euro	415,442	State Street Bank and Trust Company	5/11/2017	(6,840)
265,002	Euro	280,110	State Street Bank and Trust Company	5/11/2017	(8,669)
406,010	Euro	433,562	State Street Bank and Trust Company	5/11/2017	(8,876)
749,903	Euro	803,694	State Street Bank and Trust Company	5/11/2017	(13,492)
5,842,583	Euro	6,261,671	State Street Bank and Trust Company	5/11/2017	(105,117)
256,655	Euro	280,919	Goldman Sachs International	8/2/2017	40
16,214	Euro	17,747	Goldman Sachs International	8/2/2017	3
10,554,888	Japanese Yen	95,213	Goldman Sachs International	5/11/2017	498
28,419,228	Japanese Yen	253,634	Goldman Sachs International	5/11/2017	(1,389)
28,539,253	Japanese Yen	254,329	Goldman Sachs International	5/11/2017	(1,771)
11,914,980	Japanese Yen	104,576	Goldman Sachs International	5/11/2017	(2,344)
17,776,731	Japanese Yen	160,402	Royal Bank of Canada	5/11/2017	881
25,805,351	Japanese Yen	232,294	Royal Bank of Canada	5/11/2017	727
16,947,146	Japanese Yen	152,517	Royal Bank of Canada	5/11/2017	440
9,681,852	Japanese Yen	86,478	Royal Bank of Canada	5/11/2017	(403)
21,915,062	Japanese Yen	195,756	Royal Bank of Canada	5/11/2017	(901)
23,100,117	Japanese Yen	204,408	Royal Bank of Canada	5/11/2017	(2,884)
22,002,197	Japanese Yen	192,789	Royal Bank of Canada	5/11/2017	(4,650)
42,334,061	Japanese Yen	374,505	Royal Bank of Canada	5/11/2017	(5,384)
80,797,046	Japanese Yen	711,098	Royal Bank of Canada	5/11/2017	(13,944)
37,450,933	Japanese Yen	338,810	Royal Bank of Canada	5/11/2017	2,740
11,913,187	Japanese Yen	107,709	Royal Bank of Canada	5/11/2017	805
69,932,094	Japanese Yen	624,877	Societe Generale	5/11/2017	(2,666)
250,528,386	Japanese Yen	2,234,686	Societe Generale	5/11/2017	(13,458)
87,841,691	Japanese Yen	808,885	State Street Bank and Trust Company	5/11/2017	20,628
24,170,788	Japanese Yen	219,445	State Street Bank and Trust Company	5/11/2017	2,546
8,456,598	Japanese Yen	77,207	State Street Bank and Trust Company	5/11/2017	1,321
6,548,595	Japanese Yen	59,554	State Street Bank and Trust Company	5/11/2017	790
14,629,157	Japanese Yen	131,661	State Street Bank and Trust Company	5/11/2017	385
23,963,812	Japanese Yen	212,868	State Street Bank and Trust Company	5/11/2017	(2,174)
26,515,367	Japanese Yen	231,743	State Street Bank and Trust Company	5/11/2017	(6,195)
192,047,414	Japanese Yen	1,713,684	State Street Bank and Trust Company	5/11/2017	(9,675)
4,484,759	Mexican Peso	218,046	Goldman Sachs International	5/11/2017	(19,842)
20,821,259	Mexican Peso	992,339	Goldman Sachs International	5/11/2017	(112,098)
907,609	Mexican Peso	47,020	Royal Bank of Canada	5/11/2017	(1,123)
965,668	Mexican Peso	46,216	Royal Bank of Canada	5/11/2017	(5,006)
2,072,122	Mexican Peso	99,171	Royal Bank of Canada	5/11/2017	(10,742)
1,956,943	Mexican Peso	92,724	Royal Bank of Canada	5/11/2017	(11,080)
4,036,479	Mexican Peso	192,897	Societe Generale	5/11/2017	(21,213)
768,956	Mexican Peso	37,128	State Street Bank and Trust Company	5/11/2017	(3,660)
828,832	Mexican Peso	39,644	State Street Bank and Trust Company	5/11/2017	(4,321)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
5,392,054	Mexican Peso	$260,677	State Street Bank and Trust Company	5/11/2017	$(25,338)
13,287,303	Mexican Peso	635,543	State Street Bank and Trust Company	5/11/2017	(69,265)
1,129,106	New Zealand Dollar	820,939	Goldman Sachs International	5/11/2017	45,871
67,247	New Zealand Dollar	49,099	Goldman Sachs International	5/11/2017	2,938
6,228,915	New Zealand Dollar	4,533,809	Royal Bank of Canada	5/11/2017	258,007
1,964,680	New Zealand Dollar	1,430,022	Royal Bank of Canada	5/11/2017	81,379
336,405	New Zealand Dollar	244,735	Royal Bank of Canada	5/11/2017	13,811
340,118	New Zealand Dollar	246,752	Royal Bank of Canada	5/11/2017	13,280
371,286	New Zealand Dollar	266,184	Royal Bank of Canada	5/11/2017	11,317
253,814	New Zealand Dollar	182,565	Royal Bank of Canada	5/11/2017	8,335
372,778	New Zealand Dollar	261,454	Royal Bank of Canada	5/11/2017	5,563
125,872	New Zealand Dollar	87,910	Royal Bank of Canada	5/11/2017	1,506
85,995	New Zealand Dollar	60,451	Royal Bank of Canada	5/11/2017	1,420
929,131	New Zealand Dollar	646,415	Royal Bank of Canada	5/11/2017	8,618
8,284,507	New Zealand Dollar	6,020,931	Societe Generale	5/11/2017	334,080
222,413	New Zealand Dollar	159,159	Societe Generale	5/11/2017	6,485
133,774	New Zealand Dollar	97,223	Societe Generale	5/11/2017	5,395
505,573	New Zealand Dollar	359,122	State Street Bank and Trust Company	5/11/2017	12,074
227,481	New Zealand Dollar	163,140	State Street Bank and Trust Company	5/11/2017	6,987
168,185	New Zealand Dollar	122,323	State Street Bank and Trust Company	5/11/2017	6,873
487,001	New Zealand Dollar	340,428	State Street Bank and Trust Company	5/11/2017	6,129
158,836	New Zealand Dollar	111,498	State Street Bank and Trust Company	5/11/2017	2,466
157,219	New Zealand Dollar	109,022	State Street Bank and Trust Company	5/11/2017	1,100
177,933	New Zealand Dollar	122,962	State Street Bank and Trust Company	5/11/2017	821
7,391,700	Norwegian Krone	887,807	Goldman Sachs International	5/11/2017	26,819
2,986,829	Norwegian Krone	355,815	Goldman Sachs International	5/11/2017	7,908
1,221,801	Norwegian Krone	144,252	Goldman Sachs International	5/11/2017	1,937
1,905,783	Norwegian Krone	222,596	Goldman Sachs International	5/11/2017	610
2,072,421	Norwegian Krone	248,895	Royal Bank of Canada	5/11/2017	7,499
1,480,132	Norwegian Krone	178,144	Royal Bank of Canada	5/11/2017	5,738
1,204,170	Norwegian Krone	142,743	Royal Bank of Canada	5/11/2017	2,481
2,202,191	Norwegian Krone	257,703	Royal Bank of Canada	5/11/2017	1,191
650,032	Norwegian Krone	76,894	Royal Bank of Canada	5/11/2017	1,178
463,718	Norwegian Krone	54,287	Royal Bank of Canada	5/11/2017	273
1,341,210	Norwegian Krone	157,310	Royal Bank of Canada	5/11/2017	1,086
2,036,394	Norwegian Krone	237,447	Royal Bank of Canada	5/11/2017	247
623,448	Norwegian Krone	72,442	Royal Bank of Canada	5/11/2017	(177)
3,277,224	Norwegian Krone	397,618	Societe Generale	5/11/2017	15,886
12,298,016	Norwegian Krone	1,478,861	State Street Bank and Trust Company	5/11/2017	46,384
721,548	Norwegian Krone	86,658	State Street Bank and Trust Company	5/11/2017	2,612
1,177,607	Norwegian Krone	139,659	State Street Bank and Trust Company	5/11/2017	2,491
5,277,294	Norwegian Krone	615,785	State Street Bank and Trust Company	5/11/2017	1,084
425,097	Norwegian Krone	49,456	State Street Bank and Trust Company	5/11/2017	(60)
245,693	Pound Sterling	305,953	Goldman Sachs International	5/11/2017	(12,341)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,430,770	Pound Sterling	$1,771,866	Goldman Sachs International	5/11/2017	$(81,688)
1,718,791	Pound Sterling	2,128,551	Goldman Sachs International	5/11/2017	(98,132)
14,440	Pound Sterling	17,914	Royal Bank of Canada	5/11/2017	(793)
17,855	Pound Sterling	22,196	Royal Bank of Canada	5/11/2017	(935)
13,537	Pound Sterling	16,541	Royal Bank of Canada	5/11/2017	(996)
61,026	Pound Sterling	74,827	Royal Bank of Canada	5/11/2017	(4,232)
185,196	Pound Sterling	231,230	Royal Bank of Canada	5/11/2017	(8,690)
282,542	Pound Sterling	352,335	Royal Bank of Canada	5/11/2017	(13,696)
198,674	Pound Sterling	243,614	Royal Bank of Canada	5/11/2017	(13,767)
386,876	Pound Sterling	482,437	Royal Bank of Canada	5/11/2017	(18,758)
446,607	Pound Sterling	553,377	Royal Bank of Canada	5/11/2017	(25,199)
42,964	Pound Sterling	53,584	Royal Bank of Canada	5/11/2017	(2,076)
50,923	Pound Sterling	63,720	Royal Bank of Canada	5/11/2017	(2,250)
280,475	Pound Sterling	359,529	Royal Bank of Canada	5/11/2017	(3,825)
155,224	Pound Sterling	193,881	Societe Generale	5/11/2017	(7,210)
364,434	Pound Sterling	451,935	Societe Generale	5/11/2017	(20,187)
402,546	Pound Sterling	499,197	Societe Generale	5/11/2017	(22,298)
22,824	Pound Sterling	29,275	State Street Bank and Trust Company	5/11/2017	(294)
13,106	Pound Sterling	16,372	State Street Bank and Trust Company	5/11/2017	(606)
101,338	Pound Sterling	129,859	State Street Bank and Trust Company	5/11/2017	(1,423)
40,058	Pound Sterling	49,823	State Street Bank and Trust Company	5/11/2017	(2,072)
65,200	Pound Sterling	82,085	State Street Bank and Trust Company	5/11/2017	(2,382)
52,255	Pound Sterling	65,176	State Street Bank and Trust Company	5/11/2017	(2,520)
115,935	Pound Sterling	146,042	State Street Bank and Trust Company	5/11/2017	(4,151)
364,988	Pound Sterling	468,079	State Street Bank and Trust Company	5/11/2017	(4,761)
129,708	Pound Sterling	162,097	State Street Bank and Trust Company	5/11/2017	(5,938)
250,594	Pound Sterling	313,047	State Street Bank and Trust Company	5/11/2017	(11,596)
241,890	Pound Sterling	300,246	State Street Bank and Trust Company	5/11/2017	(13,121)
351,276	Pound Sterling	441,874	State Street Bank and Trust Company	5/11/2017	(13,202)
418,255	Pound Sterling	524,697	State Street Bank and Trust Company	5/11/2017	(17,150)
525,249	Pound Sterling	651,965	State Street Bank and Trust Company	5/11/2017	(28,491)
765,110	Pound Sterling	947,515	State Street Bank and Trust Company	5/11/2017	(43,680)
23,000	Pound Sterling	29,816	Citibank, N.A.	8/2/2017	(52)
185,072	Pound Sterling	239,532	Goldman Sachs International	8/2/2017	(801)
521,622	South African Rand	40,769	Royal Bank of Canada	5/11/2017	1,792
30,522,825	South African Rand	2,236,039	Royal Bank of Canada	5/11/2017	(44,779)
452,179	South African Rand	33,117	State Street Bank and Trust Company	5/11/2017	(672)
1,957,569	Swedish Krona	222,814	Goldman Sachs International	5/11/2017	1,713
336,769	Swedish Krona	38,414	Goldman Sachs International	5/11/2017	377
130,934	Swedish Krona	14,886	Goldman Sachs International	5/11/2017	98
5,000	Swedish Krona	564	Goldman Sachs International	5/11/2017	(0)
477,082	Swedish Krona	52,869	Goldman Sachs International	5/11/2017	(1,016)
2,602,770	Swedish Krona	292,492	Goldman Sachs International	5/11/2017	(1,483)
830,539	Swedish Krona	92,032	Goldman Sachs International	5/11/2017	(1,775)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,974,586	Swedish Krona	$220,569	Goldman Sachs International	5/11/2017	$(2,454)
1,699,281	Swedish Krona	193,350	Royal Bank of Canada	5/11/2017	1,421
1,708,785	Swedish Krona	194,039	Royal Bank of Canada	5/11/2017	1,037
477,798	Swedish Krona	54,251	Royal Bank of Canada	5/11/2017	286
455,328	Swedish Krona	51,490	Royal Bank of Canada	5/11/2017	62
1,097,261	Swedish Krona	123,166	Royal Bank of Canada	5/11/2017	(766)
1,004,901	Swedish Krona	111,997	Royal Bank of Canada	5/11/2017	(1,504)
1,830,182	Swedish Krona	205,060	Royal Bank of Canada	5/11/2017	(1,653)
907,277	Swedish Krona	101,336	Royal Bank of Canada	5/11/2017	(1,139)
24,088,545	Swedish Krona	2,722,654	Societe Generale	5/11/2017	1,925
1,025,134	Swedish Krona	116,967	Societe Generale	5/11/2017	1,183
15,705	Swedish Krona	1,775	Societe Generale	5/11/2017	1
1,003,981	Swedish Krona	112,851	Societe Generale	5/11/2017	(546)
1,596,510	Swedish Krona	182,292	State Street Bank and Trust Company	5/11/2017	1,971
1,702,962	Swedish Krona	193,730	State Street Bank and Trust Company	5/11/2017	1,386
4,059,628	Swedish Krona	459,130	State Street Bank and Trust Company	5/11/2017	607
1,401,323	Swedish Krona	158,726	State Street Bank and Trust Company	5/11/2017	451
3,447,407	Swedish Krona	389,151	State Street Bank and Trust Company	5/11/2017	(224)
4,200,544	Swedish Krona	470,902	State Street Bank and Trust Company	5/11/2017	(3,536)
3,201,819	Swedish Krona	355,322	State Street Bank and Trust Company	5/11/2017	(6,314)
230,629	Swiss Franc	233,066	Goldman Sachs International	5/11/2017	1,168
171,113	Swiss Franc	169,107	Goldman Sachs International	5/11/2017	(2,948)
1,520,568	Swiss Franc	1,530,255	Royal Bank of Canada	5/11/2017	1,323
176,389	Swiss Franc	178,099	Royal Bank of Canada	5/11/2017	740
57,505	Swiss Franc	58,057	Royal Bank of Canada	5/11/2017	235
82,437	Swiss Franc	82,389	Royal Bank of Canada	5/11/2017	(502)
192,683	Swiss Franc	193,050	Royal Bank of Canada	5/11/2017	(693)
167,944	Swiss Franc	166,949	Royal Bank of Canada	5/11/2017	(1,918)
162,401	Swiss Franc	161,127	Royal Bank of Canada	5/11/2017	(2,168)
270,547	Swiss Franc	267,826	Royal Bank of Canada	5/11/2017	(4,209)
573,916	Swiss Franc	569,687	Royal Bank of Canada	5/11/2017	(7,385)
281,361	Swiss Franc	283,165	Royal Bank of Canada	5/11/2017	257
8,040,819	Swiss Franc	8,086,711	Societe Generale	5/11/2017	1,667
190,682	Swiss Franc	192,566	Societe Generale	5/11/2017	835
287,393	Swiss Franc	286,487	Societe Generale	5/11/2017	(2,487)
67,237	Swiss Franc	68,484	State Street Bank and Trust Company	5/11/2017	877
362,381	Swiss Franc	364,678	State Street Bank and Trust Company	5/11/2017	303
329,628	Swiss Franc	331,631	State Street Bank and Trust Company	5/11/2017	189
234,508	Swiss Franc	235,606	State Street Bank and Trust Company	5/11/2017	(192)
274,235	Swiss Franc	273,715	State Street Bank and Trust Company	5/11/2017	(2,028)
500,755	Swiss Franc	506,424	Goldman Sachs International	8/2/2017	289
Total					$327,704

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

For the six months ended April 30, 2017, the Fund's investments in forward contracts had an average notional value of $197,907,432.

Credit default swap contracts ("credit default swaps")

At April 30, 2017, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)		Contract Annual Fixed Rate(b)	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	ITRAXX.XO.25.V1	EUR	4,800,000	5.00%	6/20/2021	$(267,557)	$(310,596)	$(29,975)	$(608,128)
ICE Clear Credit LLC	ITRAXX.XO.26.V1	EUR	6,900,000	5.00%	12/20/2021	(620,133)	(214,247)	(43,188)	(877,568)
ICE Clear Credit LLC	CDX.EM.26.V1		$3,100,000	1.00%	12/20/2021	177,990	(69,976)	(3,617)	104,397
	Total					$(709,700)	$(594,819)	$(76,780)	$(1,381,299)

(a)  The notional amount is stated in the currency in which the contract is denominated.

  EUR = Euro

(b)  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

For the six months ended April 30, 2017, the average notional value of credit default swaps for the Fund was $11,174,994 for buy protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2017, the Fund had outstanding centrally cleared interest rate swaps as follows:

Clearinghouse	Notional Amount(a)		Portfolio Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed-Rate	Termination Date	Total Fair Value(b)
LCH.Clearnet Limited	SEK	85,000,000	Receive	3-month Stockholm Interbank Offer Rate (STIBOR)	(0.17%)	12/23/2019	$666

(a)  Notional amount is stated in the currency in which the swap is denominated.

  SEK = Swedish Krona

(b)  Total Fair Value reflects the appreciation/(depreciation) of the interest rate swaps plus accrued interest as of April 30, 2017.

At April 30, 2017, the Fund had $452,786 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the six months ended April 30, 2017, the average notional value of interest rate swaps for the Fund was $9,517,126 when the Fund paid the fixed rate.
See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Loan Assignments(a)	$—	$2,095	$—	$2,095
U.S. Treasury Obligations	—	7,647	—	7,647
Mortgage-Backed Securities(a)	—	1,841	—	1,841
Corporate Bonds(a)	—	27,140	—	27,140
Asset-Backed Securities	—	8,751	—	8,751
Foreign Government Securities	—	4,574	—	4,574
Short-Term Investment	—	11,151	—	11,151
Total Investments	$—	$63,199	$—	$63,199

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments (000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$226	$—	$—	$226
Liabilities	(686)	—	—	(686)
Forward Contracts(a)
Assets	—	2,585	—	2,585
Liabilities	—	(3,282)	—	(3,282)
Swaps(a)
Assets	—	105	—	105
Liabilities	—	(1,486)	—	(1,486)
Total	$(460)	$(2,078)	$—	$(2,538)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

This page has been left blank intentionally

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$391,710	$155,739	$467,417	$3,391,389	$91,426	$215,317
Affiliated issuers	—	—	—	—	—	—
	391,710	155,739	467,417	3,391,389	91,426	215,317
Cash	—	—	5	—	38	—
Foreign currency*	100	771	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	564	296	—	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	282	—	—	—	—
Dividends and interest receivable	1,845	2,722	1,392	52,319	1,376	2,307
Receivable for securities sold	16,936	2,154	16,768	61,250	30	3,785
Receivable for Fund shares sold	222	37	457	3,370	8	25
Receivable from Management—net (Note B)	—	—	—	—	14	—
Receivable for variation margin on futures contracts (Note A)	235	40	—	—	—	—
Receivable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	—	—
OTC swap contracts, at value (Note A)	—	545	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	1,334	—	—	—	—
Prepaid expenses and other assets	49	42	29	148	23	37
Total Assets	411,661	163,962	486,068	3,508,476	92,915	221,471
Liabilities
OTC swap contracts, at value (Note A)	—	648	—	—	—	—
Payable for variation margin on centrally cleared swap contracts (Note A)	—	232	—	—	—	—
Payable to investment manager—net (Notes A & B)	74	70	166	1,358	30	44
Due to custodian	—	261	—	—	—	3,584
Payable for securities purchased	50,662	3,278	68,283	51,424	756	2,144
Payable for Fund shares redeemed	633	42	731	3,615	216	328
Payable to administrator—net (Note B)	25	12	35	455	—	17
Payable to trustees	1	2	1	—	2	1
Payable for variation margin on futures contracts (Note A)	—	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	992	—	—	—	—
Distributions payable	168	1	129	5,737	—	55
Payable for unfunded loan commitments (Note A)	—	—	3	—	—	—
Accrued capital gains taxes	—	90	—	—	—	—
Accrued expenses and other payables	170	151	224	483	98	105
Total Liabilities	51,733	5,779	69,572	63,072	1,102	6,278
Unfunded Loan Commitments (Note A)
Net Assets	$359,928	$158,183	$416,496	$3,445,404	$91,813	$215,193
Net Assets consist of:
Paid-in capital	$364,995	$165,044	$433,108	$3,452,965	$94,573	$212,049
Undistributed net investment income (loss)	—	208	—	146	2	—
Distributions in excess of net investment income	(544)	—	(171)	—	—	—
Accumulated net realized gains (losses) on investments	(5,778)	(9,322)	(16,833)	(163,624)	(1,935)	(65)
Net unrealized appreciation (depreciation) in value of investments	1,255	2,253	392	155,917	(827)	3,209
Net Assets	$359,928	$158,183	$416,496	$3,445,404	$91,813	$215,193
Net Assets
Investor Class	$11,138	$—	$—	$123,766	$—	$14,025
Trust Class	—	—	—	—	—	—
Institutional Class	322,069	157,877	375,175	2,519,519	91,336	194,047
Class A	23,068	172	18,889	83,664	222	3,537
Class C	3,653	134	22,432	27,504	255	3,584
Class R3	—	—	—	12,916	—	—
Class R6	—	—	—	678,035	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,081	—	—	14,055	—	1,198
Trust Class	—	—	—	—	—	—
Institutional Class	31,210	17,738	37,728	285,639	9,116	16,585
Class A	2,243	19	1,900	9,504	22	302
Class C	355	15	2,256	3,118	25	306
Class R3	—	—	—	1,465	—	—
Class R6	—	—	—	76,864	—	—

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$60,444	$86,988	$116,928	$2,708,450	$63,199
Affiliated issuers	—	—	—	78,832	—
	60,444	86,988	116,928	2,787,282	63,199
Cash	663	—	—	—	—
Foreign currency*	—	—	—	1,418	262
Cash collateral segregated for futures contracts (Note A)	—	13	—	8,319	707
Cash collateral segregated for swap contracts (Note A)	—	—	—	—	453
Dividends and interest receivable	725	302	1,581	15,721	398
Receivable for securities sold	—	—	1,134	101,121	276
Receivable for Fund shares sold	—	5	—	5,060	—
Receivable from Management—net (Note B)	—	14	1	—	29
Receivable for variation margin on futures contracts (Note A)	—	12	—	889	274
Receivable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	9
OTC swap contracts, at value (Note A)	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	—	2,585
Prepaid expenses and other assets	15	59	16	91	54
Total Assets	61,847	87,393	119,660	2,919,901	68,246
Liabilities
OTC swap contracts, at value (Note A)	—	—	—	—	—
Payable for variation margin on centrally cleared swap contracts (Note A)	—	—	—	—	—
Payable to investment manager—net (Notes A & B)	12	17	42	707	23
Due to custodian	—	—	—	—	—
Payable for securities purchased	1,674	—	1,849	621,524	1,132
Payable for Fund shares redeemed	109	48	89	6,073	10
Payable to administrator—net (Note B)	7	—	—	432	—
Payable to trustees	2	2	1	—	1
Payable for variation margin on futures contracts (Note A)	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	—	—	3,282
Distributions payable	12	6	—	1,425	—
Payable for unfunded loan commitments (Note A)	—	—	—	2	—
Accrued capital gains taxes	—	—	—	—	—
Accrued expenses and other payables	114	85	137	362	124
Total Liabilities	1,930	158	2,118	630,525	4,572
Unfunded Loan Commitments (Note A)
Net Assets	$59,917	$87,235	$117,542	$2,289,376	$63,674
Net Assets consist of:
Paid-in capital	$58,338	$102,030	$130,076	$2,311,995	$73,644
Undistributed net investment income (loss)	12	—	—	—	323
Distributions in excess of net investment income	—	(51)	—	(1,580)	—
Accumulated net realized gains (losses) on investments	59	(14,611)	(14,561)	(73,267)	(9,563)
Net unrealized appreciation (depreciation) in value of investments	1,508	(133)	2,027	52,228	(730)
Net Assets	$59,917	$87,235	$117,542	$2,289,376	$63,674
Net Assets
Investor Class	$—	$25,026	$—	$—	$—
Trust Class	—	2,369	—	24,640	—
Institutional Class	59,917	54,702	113,640	1,721,687	11,888
Class A	—	3,349	2,693	174,606	451
Class C	—	1,789	1,209	161,547	35
Class R3	—	—	—	—	—
Class R6	—	—	—	206,896	51,300
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	3,202	—	—	—
Trust Class	—	318	—	2,230	—
Institutional Class	3,473	7,004	11,629	155,793	1,283
Class A	—	450	275	15,787	49
Class C	—	240	124	14,620	4
Class R3	—	—	—	—	—
Class R6	—	—	—	18,735	5,530

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted except per share amounts)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017
Net Asset Value, offering and redemption price per share
Investor Class	$10.30	$—	$—	$8.81	$—	$11.71
Trust Class	—	—	—	—	—	—
Institutional Class	10.32	8.90	9.94	8.82	10.02	11.70
Class R3	—	—	—	8.81	—	—
Class R6	—	—	—	8.82	—	—
Net Asset Value and redemption price per share
Class A	$10.28	$8.90	$9.94	$8.80	$10.01	$11.69
Offering Price per share
Class A‡	$10.74	$9.30	$10.38	$9.19	$10.45	$12.21
Net Asset Value and offering price per share
Class C^	$10.30	$8.90	$9.94	$8.82	$10.02	$11.70
*Cost of Investments:
Unaffiliated issuers	$390,178	$153,690	$467,022	$3,235,472	$92,253	$212,108
Affiliated issuers	—	—	—	—	—	—
Total cost of investments	$390,178	$153,690	$467,022	$3,235,472	$92,253	$212,108
Total cost of foreign currency	$103	$770	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.82	$—	$—	$—
Trust Class	—	7.45	—	11.05	—
Institutional Class	17.25	7.81	9.77	11.05	9.27
Class R3	—	—	—	—	—
Class R6	—	—	—	11.04	9.28
Net Asset Value and redemption price per share
Class A	$—	$7.45	$9.78	$11.06	$9.26
Offering Price per share
Class A‡	$—	$7.64	$10.21	$11.55	$9.67
Net Asset Value and offering price per share
Class C^	$—	$7.45	$9.77	$11.05	$9.27
*Cost of Investments:
Unaffiliated issuers	$58,936	$87,120	$114,901	$2,651,763	$62,126
Affiliated issuers	—	—	—	78,790	—
Total cost of investments	$58,936	$87,120	$114,901	$2,730,553	$62,126
Total cost of foreign currency	$—	$—	$—	$1,449	$305

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Investment Income:
Income (Note A):
Interest Income—unaffiliated issuers	$4,915	$4,116	$7,545	$123,058	$2,012	$2,566
Dividend income—unaffiliated issuers	—	—	—	182	—	—
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—
Foreign taxes withheld (Note A)	—	(97)	—	—	—	—
Total income	$4,915	$4,019	$7,545	$123,240	$2,012	$2,566
Expenses:
Investment management fees (Note B)	434	352	891	9,379	196	252
Administration fees (Note B)	104	39	107	1,172	29	60
Administration fees (Note B):
Investor Class	12	—	—	133	—	15
Trust Class	—	—	—	—	—	—
Institutional Class	139	57	139	1,285	44	80
Class A	25	—	24	83	1	6
Class C	4	—	25	31	—	4
Class R3	—	—	—	10	—	—
Class R6	—	—	—	81	—	—
Distribution fees (Note B):
Investor Class	14	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	30	—	29	98	1	7
Class C	21	1	120	146	2	18
Class R3	—	—	—	25	—	—
Shareholder servicing agent fees:
Investor Class	11	—	—	26	—	6
Trust Class	—	—	—	—	—	—
Institutional Class	7	1	1	263	1	1
Class A	2	—	2	9	—	—
Class C	—	—	1	2	—	—
Class R3	—	—	—	2	—	—
Class R6	—	—	—	1	—	—
Audit fees	16	31	18	33	15	30
Custodian and accounting fees	112	145	217	364	38	74
Insurance expense	6	2	4	74	2	3
Legal fees	50	45	41	46	47	41
Registration and filing fees	53	13	26	198	32	35
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	1	—	—
Shareholder reports	12	—	9	159	—	6
Trustees' fees and expenses	22	22	22	25	22	22
Interest expense	—	—	—	—	1	—
Miscellaneous	11	4	8	116	3	6
Total expenses	1,085	712	1,684	13,762	434	666
Expenses reimbursed by Management (Note B)	(195)	(160)	(254)	—	(184)	(117)
Investment management fees waived (Note A)	—	—	—	—	—	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	—	(64)	—	—
Total net expenses	890	552	1,430	13,698	250	549
Net investment income (loss)	$4,025	$3,467	$6,115	$109,542	$1,762	$2,017

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Investment Income:
Income (Note A):
Interest Income—unaffiliated issuers	$979	$627	$2,691	$41,476	$840
Dividend income—unaffiliated issuers	—	—	—	1,107	59
Dividend income—affiliated issuers (Note F)	—	—	—	1,965	—
Foreign taxes withheld (Note A)	—	—	(1)	—	—
Total income	$979	$627	$2,690	$44,548	$899
Expenses:
Investment management fees (Note B)	75	107	243	4,556	131
Administration fees (Note B)	45	26	33	644	17
Administration fees (Note B):
Investor Class	—	27	—	—	—
Trust Class	—	6	—	43	—
Institutional Class	—	23	47	675	3
Class A	—	4	3	261	1
Class C	—	2	1	177	—
Class R3	—	—	—	—	—
Class R6	—	—	—	21	5
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	13	—
Class A	—	5	4	311	1
Class C	—	11	6	842	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	17	—	—	—
Trust Class	—	1	—	2	—
Institutional Class	29	—	—	13	3
Class A	—	—	1	43	—
Class C	—	—	—	8	—
Class R3	—	—	—	—	—
Class R6	—	—	—	1	—
Audit fees	16	31	18	35	32
Custodian and accounting fees	28	50	80	358	93
Insurance expense	1	1	3	36	1
Legal fees	56	51	44	43	45
Registration and filing fees	12	47	34	68	56
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—
Shareholder reports	4	7	2	82	1
Trustees' fees and expenses	22	22	22	24	22
Interest expense	—	—	—	3	—
Miscellaneous	2	3	3	115	8
Total expenses	290	441	544	8,374	419
Expenses reimbursed by Management (Note B)	—	(176)	(124)	(256)	(234)
Investment management fees waived (Note A)	—	—	—	(205)	—
Custodian out-of-pocket expenses refunded (Note G)	(1)	—	—	—	—
Total net expenses	289	265	420	7,913	185
Net investment income (loss)	$690	$362	$2,270	$36,635	$714

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(5,051)	(273)*	203	37,877	(1,915)	(64)
Redemption in-kind (Note A)	—	—	—	—	—	—
Forward foreign currency contracts	—	(695)	—	—	—	—
Foreign currency	(5)	(256)	—	—	—	—
Futures contracts	530	(15)	—	—	—	—
Swap contracts	—	(219)	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(818)	787 **	1,312	12,433	(2,674)	(2,801)
Affiliated investment securities	—	—	—	—	—	—
Unfunded loan commitments	—	—	(3)	—	—	—
Forward foreign currency contracts	—	608	—	—	—	—
Foreign currency	2	(21)	—	—	—	—
Futures contracts	(636)	(117)	—	—	—	—
Swap contracts	—	437	—	—	—	—
Net gain (loss) on investments	(5,978)	236	1,512	50,310	(4,589)	(2,865)
Net increase (decrease) in net assets resulting from operations	$(1,953)	$3,703	$7,627	$159,852	$(2,827)	$(848)

*  Net of foreign capital gains tax $(14,848).

**  Change in accrued foreign capital gains tax amounted to $13,546.

See Notes to Financial Statements

	NEW YORK MUNICIPAL INCOME FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	59	(100)	712	(17,302)	(64)
Redemption in-kind (Note A)	—	—	—	(311)	—
Forward foreign currency contracts	—	—	—	—	919
Foreign currency	—	—	—	(191)	(4)
Futures contracts	—	(16)	—	6,330	1,186
Swap contracts	—	—	—	(3,857)	(252)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,182)	(174)	446	22,349	1,208
Affiliated investment securities	—	—	—	65	—
Unfunded loan commitments	—	—	—	(2)	—
Forward foreign currency contracts	—	—	—	—	(1,265)
Foreign currency	—	—	—	208	77
Futures contracts	—	(3)	—	(7,763)	(962)
Swap contracts	—	—	—	544	(534)
Net gain (loss) on investments	(1,123)	(293)	1,158	70	309
Net increase (decrease) in net assets resulting from operations	$(433)	$69	$3,428	$36,705	$1,023

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,025	$7,645	$3,467	$7,307	$6,115	$10,077
Net realized gain (loss) on investments	(4,526)	3,040	(1,458)	(11,593)	203	(11,623)
Change in net unrealized appreciation (depreciation) of investments	(1,452)	4,152	1,694	15,463	1,309	9,647
Net increase (decrease) in net assets resulting from operations	(1,953)	14,837	3,703	11,177	7,627	8,101
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(123)	(246)	—	—	—	—
Institutional Class	(4,028)	(6,803)	(3,362)	—	(5,464)	(8,545)
Class A	(267)	(611)	(4)	—	(365)	(730)
Class C	(30)	(62)	(5)	—	(287)	(724)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	(66)	(53)	—	—	—	—
Institutional Class	(1,758)	(1,167)	—	—	—	—
Class A	(143)	(130)	—	—	—	—
Class C	(25)	(20)	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	(63)
Class A	—	—	—	(7,218)	—	(6)
Class C	—	—	—	(10)	—	(8)
Class R6	—	—	—	(12)	—	—
Total distributions to shareholders	(6,440)	(9,092)	(3,371)	(7,240)	(6,116)	(10,076)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	708	1,859	—	—	—	—
Institutional Class	73,125	141,846	40,501	5,774	188,242	145,234
Class A	1,851	6,969	221	60	14,296	11,589
Class C	189	3,421	6	25	2,263	3,859
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	176	271	—	—	—	—
Institutional Class	4,709	6,166	3,362	7,206	4,950	7,502
Class A	375	661	3	4	322	583
Class C	38	47	1	2	175	389
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,591)	(2,690)	—	—	—	—
Institutional Class	(68,963)	(72,550)	(6,504)	(65,376)	(73,649)	(190,299)
Class A	(4,476)	(12,768)	(176)	(187)	(19,109)	(10,033)
Class C	(1,366)	(2,027)	(134)	(50)	(4,761)	(6,888)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	4,775	71,205	37,280	(52,542)	112,729	(38,064)
Net Increase (Decrease) in Net Assets	(3,618)	76,950	37,612	(48,605)	114,240	(40,039)
Net Assets:
Beginning of period	363,546	286,596	120,571	169,176	302,256	342,295
End of period	$359,928	$363,546	$158,183	$120,571	$416,496	$302,256
Undistributed net investment income (loss) at end of period	$—	$—	$208	$112	$—	$—
Distributions in excess of net investment income at end of period	$(544)	$(121)	$—	$—	$(171)	$(170)
See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL INTERMEDIATE BOND FUND
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$109,542	$213,515	$1,762	$3,281	$2,017	$3,648
Net realized gain (loss) on investments	37,877	(102,952)	(1,915)	765	(64)	1,290
Change in net unrealized appreciation (depreciation) of investments	12,433	259,869	(2,674)	1,572	(2,801)	250
Net increase (decrease) in net assets resulting from operations	159,852	370,432	(2,827)	5,618	(848)	5,188
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(3,502)	(8,460)	—	—	(134)	(312)
Institutional Class	(80,137)	(154,104)	(1,749)	(3,212)	(1,820)	(3,180)
Class A	(2,063)	(5,109)	(9)	(63)	(46)	(126)
Class C	(655)	(1,536)	(4)	(6)	(17)	(30)
Class R3	(245)	(336)	—	—	—	—
Class R6	(22,941)	(43,972)	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(94)	(26)
Institutional Class	—	—	(730)	(15)	(1,131)	(229)
Class A	—	—	(6)	(2)	(41)	(8)
Class C	—	—	(2)	(0)	(23)	(4)
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(109,543)	(213,517)	(2,500)	(3,298)	(3,306)	(3,915)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	6,069	14,354	—	—	332	959
Institutional Class	329,394	1,754,843	18,748	110,537	47,286	44,300
Class A	33,461	74,260	136	12,051	746	9,345
Class C	336	2,277	98	298	337	2,434
Class R3	8,342	14,022	—	—	—	—
Class R6	131,009	291,720	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,190	7,856	—	—	198	283
Institutional Class	45,236	94,743	2,478	3,219	2,582	3,031
Class A	1,850	4,184	14	58	63	73
Class C	369	853	5	2	26	14
Class R3	225	282	—	—	—	—
Class R6	22,489	43,857	—	—	—	—
Payments for shares redeemed:
Investor Class	(21,947)	(71,234)	—	—	(1,957)	(1,821)
Institutional Class	(958,147)	(974,887)	(46,989)	(16,475)	(22,479)	(15,306)
Class A	(45,847)	(89,265)	(687)	(16,404)	(7,083)	(3,090)
Class C	(4,821)	(13,017)	(153)	(495)	(829)	(531)
Class R3	(2,377)	(15,440)	—	—	—	—
Class R6	(395,798)	(248,976)	—	—	—	—
Net increase (decrease) from Fund share transactions	(846,967)	890,432	(26,350)	92,791	19,222	39,691
Net Increase (Decrease) in Net Assets	(796,658)	1,047,347	(31,677)	95,111	15,068	40,964
Net Assets:
Beginning of period	4,242,062	3,194,715	123,490	28,379	200,125	159,161
End of period	$3,445,404	$4,242,062	$91,813	$123,490	$215,193	$200,125
Undistributed net investment income (loss) at end of period	$146	$147	$2	$2	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	NEW YORK MUNICIPAL INCOME FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$690	$1,388	$362	$563	$2,270	$7,224
Net realized gain (loss) on investments (Note A)	59	670	(116)	97	712	(11,823)
Change in net unrealized appreciation (depreciation) of investments (Note A)	(1,182)	69	(177)	46	446	10,060
Net increase (decrease) in net assets resulting from operations	(433)	2,127	69	706	3,428	5,461
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(159)	(322)	—	—
Trust Class	—	—	(14)	(27)	—	—
Institutional Class	(690)	(1,388)	(367)	(463)	(2,188)	(7,086)
Class A	—	—	(21)	(49)	(62)	(108)
Class C	—	—	(3)	(6)	(19)	(30)
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(658)	(148)	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(1,348)	(1,536)	(564)	(867)	(2,269)	(7,224)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	1,025	3,720	—	—
Trust Class	—	—	268	735	—	—
Institutional Class	149	364	22,276	43,184	35,434	36,746
Class A	—	—	898	4,964	830	10,857
Class C	—	—	110	3,443	164	1,032
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	146	298	—	—
Trust Class	—	—	14	27	—	—
Institutional Class	1,232	1,377	357	432	2,186	6,945
Class A	—	—	13	33	61	92
Class C	—	—	2	3	18	30
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(4,850)	(5,030)	—	—
Trust Class	—	—	(506)	(1,105)	—	—
Institutional Class	(1,952)	(3,695)	(15,967)	(25,462)	(32,147)	(169,792)
Class A	—	—	(2,407)	(4,265)	(1,638)	(10,387)
Class C	—	—	(1,276)	(2,436)	(179)	(186)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(571)	(1,954)	103	18,541	4,729	(124,663)
Net Increase (Decrease) in Net Assets	(2,352)	(1,363)	(392)	18,380	5,888	(126,426)
Net Assets:
Beginning of period	62,269	63,632	87,627	69,247	111,654	238,080
End of period	$59,917	$62,269	$87,235	$87,627	$117,542	$111,654
Undistributed net investment income (loss) at end of period	$12	$12	$—	$151	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$(51)	$—	$—	$(1)

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$36,635	$65,809	$714	$2,772
Net realized gain (loss) on investments (Note A)	(15,331)	(52,459)	1,785	(16,177)
Change in net unrealized appreciation (depreciation) of investments (Note A)	15,401	104,107	(1,476)	6,595
Net increase (decrease) in net assets resulting from operations	36,705	117,457	1,023	(6,810)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(416)	(908)	—	—
Institutional Class	(27,432)	(46,068)	(61)	—
Class A	(3,990)	(10,103)	(3)	—
Class C	(2,135)	(4,632)	—	—
Class R6	(3,828)	(8,260)	(440)	—
Net realized gain on investments:
Institutional Class	—	—	—	—
Tax return of capital:
Trust Class	—	(25)	—	—
Institutional Class	—	(1,153)	—	(2,642)
Class A	—	(283)	—	(15)
Class C	—	(167)	—	(1)
Class R6	—	(201)	—	(228)
Total distributions to shareholders	(37,801)	(71,800)	(504)	(2,886)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	2,117	4,542	—	—
Institutional Class	487,146	633,736	8,666	5,937
Class A	41,200	127,239	16	513
Class C	9,797	29,985	—	11
Class R6	25,581	36,828	742	48,965
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	409	919	—	—
Institutional Class	20,917	35,079	61	1,461
Class A	3,637	8,280	3	14
Class C	1,586	3,321	—	1
Class R6	3,828	8,425	439	227
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(5,520)	(31,045)	—	—
Institutional Class	(224,999)	(616,878)	(1,544)	(181,754)
Class A	(158,609)	(212,185)	(184)	(51)
Class C	(33,169)	(56,525)	—	(156)
Class R3	—	—	—	—
Class R6	(28,883)	(74,919)	(30)	(75)
Net increase (decrease) from Fund share transactions	145,038	(103,198)	8,169	(124,907)
Net Increase (Decrease) in Net Assets	143,942	(57,541)	8,688	(134,603)
Net Assets:
Beginning of period	2,145,434	2,202,975	54,986	189,589
End of period	$2,289,376	$2,145,434	$63,674	$54,986
Undistributed net investment income (loss) at end of period	$—	$—	$323	$113
Distributions in excess of net investment income at end of period	$(1,580)	$(414)	$—	$—

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman New York Municipal Income Fund ("New York Municipal Income"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt, New York Municipal Income and Unconstrained Bond) is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, eleven offer Institutional Class shares, ten offer Class A shares, ten offer Class C shares, one offers Class R3 shares and three offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange-traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities for long and short positions is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of cross currency swaps is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate. (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern Time on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which each of Core Bond, High Income, Short Duration, Strategic Income and Unconstrained Bond participated as a class member. The amounts of such proceeds for the six months ended April 30, 2017 were $4,670, $55,658, $3,925, $873 and $956 for Core Bond, High Income, Short Duration, Strategic Income and Unconstrained Bond, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2017, the Funds did not have any unrecognized tax positions.

At April 30, 2017, selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$391,908	$2,688	$2,886	$(198)
Emerging Markets Debt	154,615	4,525	3,401	1,124
Floating Rate Income	467,070	2,770	2,423	347
High Income	3,241,247	185,022	34,880	150,142
Municipal High Income	92,301	844	1,719	(875)
Municipal Intermediate Bond	212,108	4,647	1,438	3,209
New York Municipal Income	58,936	1,743	235	1,508
Short Duration	87,284	102	398	(296)
Short Duration High Income	114,990	2,259	321	1,938
Strategic Income	2,739,180	82,670	34,568	48,102
Unconstrained Bond	62,139	1,598	538	1,060

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses; foreign currency gains and losses; amortization of bond premium; gains and losses from swaps; rollforward of swap true-up from prior years; foreign currencies and forwards; non-affiliated and affiliated capital gain reclass; non-deductible stock issuance costs; return of capital distributions; expiration of capital loss carryforwards; return of capital distributions; paydown gains and losses on mortgage-backed and asset-backed securities; defaulted bond income adjustments; capital gains tax and deemed distributions on shareholder redemptions; tax adjustments related to swap contracts. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$64,860	$89,648	$(154,508)
Emerging Markets Debt	(1,866,492)	(7,384,039)	9,250,531
Floating Rate Income	—	(111,266)	111,266
High Income	—	—	—
Municipal High Income	46,822	—	(46,822)
Municipal Intermediate Bond	—	—	—
New York Municipal Income	12,183	—	(12,183)
Short Duration	—	307,426	(307,426)
Short Duration High Income	(3,485)	3,485	—
Strategic Income	—	5,016,888	(5,016,888)
Unconstrained Bond	(1,855,350)	(1,873,884)	3,729,234

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015, was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2016	2015		2016	2015		2016	2015		2016	2015		2016	2015
Core Bond	$9,092,477	$7,503,261		$—	$—		$—	$—		$—	$—		$9,092,477	$7,503,261
Emerging Markets Debt	—	1,981,608		—	—		—	—		7,239,937	8,495,278		7,239,937	10,476,886
Floating Rate Income	9,998,301	14,360,607		—	—		—	—		77,491	—		10,075,792	14,360,607
High Income	213,516,639	193,082,387		—	—		—	20,019,123		—	—		213,516,639	213,101,510
Municipal High Income	25,212	2,203	(1)	3,272,590	298,865	(1)	—	—	(1)	—	—	(1)	3,297,802	301,068	(1)
Municipal Intermediate Bond	16,267	211		3,648,257	3,696,529		250,786	164,551		—	—		3,915,310	3,861,291
New York Municipal Income	4,808	1,837		1,387,301	1,579,374		143,937	155,422		—	—		1,536,046	1,736,633
Short Duration	866,457	741,645		—	—		—	—		—	—		866,457	741,645
Short Duration High Income	7,224,475	9,005,064		—	—		—	—		—	—		7,224,475	9,005,064
Strategic Income	69,971,155	72,419,440		—	—		—	—		1,829,367	6,790,969		71,800,522	79,210,409
Unconstrained Bond	—	1,371,085		—	—		—	—		2,885,754	1,203,080		2,885,754	2,574,165

(1)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$1,989,368	$—	$—	$1,457,461	$—	$(121,565)	$3,325,264
Emerging Markets Debt	—	—	—	(58,702)	(7,091,775)	(43,184)	(7,193,661)
Floating Rate Income	—	—	—	(956,378)	(17,024,717)	(141,206)	(18,122,301)
High Income	6,296,302	—	—	139,395,338	(197,420,578)	(6,140,988)	(57,869,926)
Municipal High Income	686,718	21,446	49,229	1,829,228	—	(19,206)	2,567,415
Municipal Intermediate Bond	39,810	31,732	1,248,077	6,010,442	—	(31,892)	7,298,169
New York Municipal Income	167,731	22,760	491,001	2,689,531	—	(10,853)	3,360,170
Short Duration	156,202	—	—	(104,762)	(14,346,715)	(4,717)	(14,299,992)
Short Duration High Income	—	—	—	1,495,671	(15,185,648)	(2,996)	(13,692,973)
Strategic Income	—	—	—	23,843,038	(44,153,154)	(1,212,621)	(21,522,737)
Unconstrained Bond	—	—	—	(598,678)	(9,860,096)	(30,271)	(10,489,045)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales and straddles; timing differences of distribution payments; defaulted bond income adjustments; delayed settlement compensation on bank loans; mark-to-market adjustments on swaps, futures and forwards; amortization of bond premium; tax adjustments related to swap contracts; and unamortized organization expenses.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post- Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2017	2018	2019
Floating Rate Income	$—	$—	$835,287
Short Duration	8,069,282	850,271	1,276,932

	Post-Enactment
	Long-Term	Short-Term
Emerging Markets Debt	$4,679,829	$2,411,946
Floating Rate Income	10,959,306	5,230,124
High Income	158,361,746	39,058,832
Short Duration	3,859,151	291,079
Short Duration High Income	11,738,405	3,447,243
Strategic Income	44,153,154	—
Unconstrained Bond	2,580,838	7,279,258

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8  Dollar rolls: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld pertaining to interest or dividends, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2017, Emerging Markets Debt had accrued capital gains taxes of $89,707, which is reflected in the Statements of Assets and Liabilities.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Certain of the Funds' use of derivatives during the six months ended April 30, 2017, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2017. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2017, Core Bond, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2017, Strategic Income used futures for economic hedging purposes, including as a maturity or duration management device and to manage currency exposure. During the six months ended April 30, 2017, Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance returns.

At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2017, Emerging Markets Debt used forward contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to add value by applying foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2017, Unconstrained Bond used forward contracts to establish net short or long positions for currencies, hedge risk and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2017, Strategic Income used credit default swaps for economic hedging purposes, including as a sector allocation adjustment mechanism towards credit. During the six months ended April 30, 2017, Emerging Markets Debt used credit default swaps as a relative value trade, such as having a long position in Brazilian sovereign debt while funding it with a short position in Mexican credit default swaps, to take advantage of the portfolio managers' views on sovereign credit spreads and spreads in emerging market corporates, or on the portfolio spread duration (with emerging market credit default swaps) without using cash. During the six months ended April 30, 2017, Unconstrained Bond used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance returns. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the six months ended April 30, 2017, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to add value by obtaining leveraged rate positions. During the six months ended April 30, 2017, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance returns. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly or quarterly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps and interest rate swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the six months ended April 30, 2017, Emerging Markets Debt used cross currency swap transactions to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rate movements and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or do not exist, and to add value by obtaining leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

At April 30, 2017, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$168	$—	$53	$221
Total Value—Assets		$168	$—	$53	$221
Emerging Markets Debt
Futures	Receivable/Payable for variation margin on futures contracts(a)	$61	$—	$—	$61
Forward contracts	Receivable for forward foreign currency contracts	—	—	1,334	1,334

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	$62	$—	$—	$62
OTC swaps	OTC Swap contracts, at value(c)	531	—	14	545
Total Value—Assets		$654	$—	$1,348	$2,002
Strategic Income
Futures	Receivable/Payable for variation margin on financial futures contracts(a)	$1,802	$—	$178	$1,980
Total Value—Assets		$1,802	$—	$178	$1,980
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$226	$—	$—	$226
Forward contracts	Receivable for forward foreign currency contracts	—	—	2,585	2,585
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	1	104	—	105
Total Value—Assets		$227	$104	$2,585	$2,916

Liability Derivatives
(000's omitted)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(489)	$—	$(9)	$(498)
Total Value—Liabilities		$(489)	$—	$(9)	$(498)
Emerging Markets Debt
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(98)	$—	$—	$(98)
Forward contracts	Payable for forward foreign currency contracts	—	—	(992)	(992)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	(8)	—	—	(8)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
OTC swaps	OTC Swap contracts, at value(c)	$(648)	$—	$—	$(648)
Total Value—Liabilities		$(754)	$—	$(992)	$(1,746)
Short Duration
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(2)	$—	$—	$(2)
Total Value—Liabilities		$(2)	$—	$—	$(2)
Strategic Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(5,210)	$—	$(1,326)	$(6,536)
Total Value—Liabilities		$(5,210)	$—	$(1,326)	$(6,536)
Unconstrained Bond
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(686)	$—	$—	$(686)
Forward contracts	Payable for forward foreign currency contracts	—	—	(3,282)	(3,282)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(b)	—	(1,486)	—	(1,486)
Total Value—Liabilities		$(686)	$(1,486)	$(3,282)	$(5,454)

(a)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of April 30, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." The outstanding variation margin as of April 30, 2017, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(b)  "Centrally cleared swaps" reflects cumulative unrealized appreciation/(depreciation) of centrally cleared credit default swaps as of April 30, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation/(depreciation) in value of investments." Variation margin on centrally cleared credit default swaps is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

(c)  "OTC swaps" reflects the cumulative unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2017, was as follows:

Realized Gain (Loss)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Net realized gain (loss) on: futures contracts	$891	$—	$(361)	$530
Total Realized Gain (Loss)		$891	$—	$(361)	$530
Emerging Markets Debt
Futures	Net realized gain (loss) on: futures contracts	$(15)	$—	$—	$(15)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	(695)	(695)
Swaps	Net realized gain (loss) on: swap contracts	(272)	(3)	56	(219)
Total Realized Gain (Loss)		$(287)	$(3)	$(639)	$(929)
Short Duration
Futures	Net realized gain (loss) on: futures contracts	$(16)	$—	$—	$(16)
Total Realized Gain (Loss)		$(16)	$—	$—	$(16)
Strategic Income
Futures	Net realized gain (loss) on: futures contracts	$4,033	$—	$2,297	$6,330
Swaps	Net realized gain (loss) on: swap contracts	—	(3,857)	—	(3,857)
Total Realized Gain (Loss)		$4,033	$(3,857)	$2,297	$2,473
Unconstrained Bond
Futures	Net realized gain (loss) on: futures contracts	$1,186	$—	$—	$1,186
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	—	919	919
Swaps	Net realized gain (loss) on: swap contracts	—	(252)	—	(252)
Total Realized Gain (Loss)		$1,186	$(252)	$919	$1,853

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(855)	$—	$219	$(636)
Total Change in Appreciation/ (Depreciation)		$(855)	$—	$219	$(636)
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(117)	$—	$—	$(117)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	608	608
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	493	—	(56)	437
Total Change in Appreciation/ (Depreciation)		$376	$—	$552	$928
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(3)	$—	$—	$(3)
Total change in Appreciation/ (Depreciation)		$(3)	$—	$—	$(3)
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(7,307)	$—	$(456)	$(7,763)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	544	—	544
Total Change in Appreciation/ (Depreciation)		$(7,307)	$544	$(456)	$(7,219)
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(962)	$—	$—	$(962)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	—	(1,265)	(1,265)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Credit Risk	Currency Risk	Total
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	$1	$(535)	$—	$(534)
Total Change in Appreciation/ (Depreciation)		$(961)	$(535)	$(1,265)	$(2,761)

Management has concluded that the Funds, except Core Bond, Emerging Markets Debt, Short Duration, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the six months ended April 30, 2017, that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to only Emerging Markets Debt and Unconstrained Bond at April 30, 2017. Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present Emerging Markets Debt's and Unconstrained Bond's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by Emerging Markets Debt and Unconstrained Bond for assets and pledged by Emerging Markets Debt and Unconstrained Bond for liabilities as of April 30, 2017.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$545	$—	$545
Forward contracts	1,334	—	1,334
Total	$1,879	$—	$1,879
Unconstrained Bond
Forward contracts	$2,585	$—	$2,585
Total	$2,585	$—	$2,585

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
Citibank, N.A.	$221	$(221)	$—	$—
Goldman Sachs International	1,003	(593)	—	410
JPMorgan Chase Bank, N.A.	650	(650)	—	—
Standard Chartered Bank	5	(5)	—	—
Total	$1,879	$(1,469)	$—	$410

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Unconstrained Bond
Goldman Sachs International	$453	$(453)	$—	$—
Royal Bank of Canada	1,336	(1,095)	—	241
Societe Generale	421	(421)	—	—
State Street Bank and Trust Company	375	(375)	—	—
Total	$2,585	$(2,344)	$—	$241

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
OTC swap contracts	$(648)	$—	$(648)
Forward contracts	(992)	—	(992)
Total	$(1,640)	$—	$(1,640)
Unconstrained Bond
Forward contracts	$(3,282)	$—	$(3,282)
Total	$(3,282)	$—	$(3,282)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
Citibank, N.A.	$(223)	$221	$1	$(1)
Goldman Sachs International	(593)	593	—	—
JPMorgan Chase Bank, N.A.	(736)	650	20	(66)
Standard Chartered Bank	(88)	5	—	(83)
Total	$(1,640)	$1,469	$21	$(150)
Unconstrained Bond
Citibank, N.A.	$(6)	$—	$—	$(6)
Goldman Sachs International	(642)	453	—	(189)
Royal Bank of Canada	(1,095)	1,095	—	—
Societe Generale	(918)	421	—	(497)
State Street Bank and Trust Company	(621)	375	—	(246)
Total	$(3,282)	$2,344	$—	$(938)

(a)  Cash collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2017.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Income Funds and Management have obtained from the Securities and Exchange Commission ("SEC") an exemptive order that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds ("ETFs"), in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through April 30, 2017, Strategic Income invested in Emerging Markets Debt (an "Underlying Fund") (see Note F).

For Strategic Income's investment in the Underlying Fund, Management waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2017, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2017, income earned under this Arrangement on Strategic Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the six months ended April 30, 2017, management fees waived and income earned under this Arrangement on Strategic Income's investments in the Underlying Fund were as follows:

	Management Fees Waived	Income Earned
Strategic Income	$205,454	$1,964,979

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-14 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2017, the value of unfunded loan commitments was approximately $725,000 and $214,000 for Floating Rate Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income (000's omitted)
Borrower	Principal Amount	Value
Caliber Collision, First Lien Term Loan DD, 1.50%, due 2/1/24	$68	$68
Oberthur Technologies, First Lien Term Loan B2, 3.75%, due 12/15/23	604	600
Tricorbraun, First Lien Term Loan DD, 3.75%, due 10/31/23	56	57

Strategic Income (000's omitted)
Borrower	Principal Amount	Value
Caliber Collision, First Lien Term Loan DD, 1.50%, due 2/1/24	$27	$28
Oberthur Technologies, First Lien Term Loan B2, 3.75%, due 12/15/23	186	186

17  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended October 31, 2016, Floating Rate Income accepted $25,716,866 of in-kind subscriptions.

18  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2017, Strategic Income realized $(310,903) of net loss on $16,064,021 of in-kind redemptions.

19  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond, Municipal Intermediate Bond, New York Municipal Income and Short Duration:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
Strategic Income(a)(b):
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.41% after management fee waiver (see Note A).

(b)  0.55% prior to December 1, 2016.

Accordingly, for the six months ended April 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.25%
Municipal High Income	0.40%
Municipal Intermediate Bond	0.25%
New York Municipal Income	0.25%
Short Duration	0.25%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each of High Income, Strategic Income and Unconstrained Bond pays Management an administrative fee at the annual rate of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2017, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
High Income Bond Class R3	$1,455

At April 30, 2017, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Year Ending October 31,
				2014	2015		2016	2017
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018		2019	2020
Core Bond Investor Class	0.85%		10/31/21	$37,578	$37,780		$35,596	$15,580
Core Bond Institutional Class	0.45%		10/31/21	270,496	343,782		382,027	167,035
Core Bond Class A	0.85%		10/31/21	54,209	49,871		35,829	10,948
Core Bond Class C	1.60%		10/31/21	6,925	4,844		5,463	1,878
Emerging Markets Debt Institutional Class	0.78	%(b)	10/31/20	301,850	322,766		373,165	159,068
Emerging Markets Debt Class A	1.15	%(b)	10/31/20	259	428		785	398
Emerging Markets Debt Class C	1.90	%(b)	10/31/20	351	455		870	334
Floating Rate Income Institutional Class	0.70%		10/31/20	386,135	431,280		466,719	218,091
Floating Rate Income Class A	1.07%		10/31/21	51,601	40,300		48,465	18,126
Floating Rate Income Class C	1.82%		10/31/21	43,128	44,243		56,490	17,352
High Income Investor Class	1.00%		10/31/20	—	—		—	—
High Income Institutional Class	0.75%		10/31/20	—	—		—	—
High Income Class A	1.12%		10/31/20	—	—		—	—
High Income Class C	1.87%		10/31/20	—	—		—	—
High Income Class R3	1.37%		10/31/20	—	—		757	—
High Income Class R6	0.68%		10/31/20	—	—		—	—
Municipal High Income Institutional Class	0.50	%(c)(d)	2/28/19	—	229,057	(e)	404,441	181,415
Municipal High Income Class A	0.87	%(c)(d)	2/28/19	—	21,622	(e)	13,157	1,526
Municipal High Income Class C	1.62	%(c)(d)	2/28/19	—	6,987	(e)	1,526	619
Municipal Intermediate Bond Investor Class	0.65%		10/31/20	33,923	31,785		30,651	11,435
Municipal Intermediate Bond Institutional Class	0.50%		10/31/20	224,512	212,056		227,929	99,625
Municipal Intermediate Bond Class A	0.87%		10/31/20	11,277	7,612		11,816	3,343
Municipal Intermediate Bond Class C	1.62%		10/31/20	3,728	3,580		4,967	2,176
New York Municipal Income Institutional Class	1.00%		10/31/20	—	—		—	—
Short Duration Investor Class	0.70%		10/31/20	156,395	170,610		148,552	57,419
Short Duration Trust Class	0.80%		10/31/20	19,170	19,213		15,145	5,989
Short Duration Institutional Class	0.50%		10/31/20	102,769	145,334		168,696	100,042
Short Duration Class A	0.87%		10/31/20	37,053	28,747		25,265	8,061
Short Duration Class C	1.62%		10/31/20	10,819	10,162		14,268	4,450
Short Duration High Income Institutional Class	0.75%		10/31/20	162,283	122,652		194,129	117,961
Short Duration High Income Class A	1.12%		10/31/20	3,212	2,821		5,114	4,249
Short Duration High Income Class C	1.87%		10/31/20	493	357		1,742	1,581
Strategic Income Trust Class	0.94	%(f)	10/31/20	23,370	17,108		9,298	4,423
Strategic Income Institutional Class	0.59	%(f)	10/31/21	337,280	342,222		287,082	159,783

				Expenses Reimbursed in Year Ending October 31,
				2014		2015	2016	2017
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017		2018	2019	2020
Strategic Income Class A	0.99	%(f)	10/31/21	$105,759		$72,281	$63,154	$29,084
Strategic Income Class C	1.69	%(f)	10/31/21	129,084		105,407	93,893	41,101
Strategic Income Class R6	0.52	%(f)	10/31/20	29,477		53,205	51,475	21,412
Unconstrained Bond Institutional Class	0.65	%(c)(g)	10/31/20	224,641	(h)	480,996	479,020	31,260
Unconstrained Bond Class A	1.02	%(c)(g)	10/31/20	75,931	(h)	24,923	3,371	2,258
Unconstrained Bond Class C	1.77	%(c)(g)	10/31/20	12,143	(h)	4,376	313	159
Unconstrained Bond Class R6	0.58	%(c)(g)	10/31/20	75,665	(h)	23,926	58,338	200,525

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.27% for Class A and 2.02% for Class C.

(c)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Municipal High Income from June 22, 2015 (Commencement of Operations) to June 24, 2015. For the period ended October 31, 2015, voluntary reimbursements for the Institutional Class, Class A and Class C of Municipal High Income amounted to $370, $36 and $67, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Unconstrained Bond from February 13, 2014 (Commencement of Operations) to February 18, 2014. For the period ended October 31, 2014, voluntary reimbursements for the Institutional Class, Class A, Class C and Class R6 of Unconstrained Bond amounted to $2,303, $1,180, $292 and $739, respectively. These amounts are not subject to recovery by Management. These undertakings were in addition to the contractual undertakings as stated above.

(d)  From March 1, 2019 to October 31, 2020, the contractual expense limitation is 0.60%, 0.97% and 1.72% for the Institutional Class, Class A and Class C, respectively.

(e)  Period from June 22, 2015 (Commencement of Operations) to October 31, 2015.

(f)  Prior to December 1, 2016, the contractual expense limitation was 1.10% for Trust Class, 0.75% for Institutional Class, 1.15% for Class A, 1.85% for Class C, and 0.68% for Class R6.

(g)  From November 1, 2014 to February 28, 2015, the contractual expense limitation was 0.85%, 1.22%, 1.97% and 0.78% for Institutional Class, Class A, Class C and Class R6, respectively.

(h)  Period from February 13, 2014 (Commencement of Operations) to October 31, 2014.

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by Management to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or Management.

Prior to January 1, 2016, Management retained Neuberger Berman Fixed Income LLC ("NBFI") to serve as the sub-adviser to certain Funds. NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, was retained by Management through December 31, 2015 to furnish it with investment recommendations and research information without added cost to each Fund it sub-advised. NBFI, as the sub-adviser to Core Bond, Floating Rate Income, Municipal High Income, New York Municipal Income and

Short Duration High Income, was retained by Management through December 31, 2015 to provide day-to-day investment management services and received a monthly fee paid by Management. NBFI, as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, was retained by Management through December 31, 2015 to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by Management, and received a monthly fee paid by Management. As a result of the entity consolidation described on page 27 of this Semi-Annual Report, the services previously provided by NBFI under the subadvisory agreements are now provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Emerging Markets Debt Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's, Strategic Income Class A's and Unconstrained Bond Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Emerging Markets Debt Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's, Strategic Income Class C's and Unconstrained Bond Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$126	$—	$—	$—
Core Bond Class C	—	2,795	—	—
Emerging Markets Debt Class A	—	—	—	—
Emerging Markets Debt Class C	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Floating Rate Income Class A	$1,732	$—	$—	$—
Floating Rate Income Class C	—	1,993	—	—
High Income Class A	767	—	—	—
High Income Class C	—	5,180	—	—
Municipal High Income Class A	—	—	—	—
Municipal High Income Class C	—	833	—	—
Municipal Intermediate Bond Class A	69	—	—	—
Municipal Intermediate Bond Class C	—	1,244	—	—
Short Duration Class A	55	—	—	—
Short Duration Class C	—	2,605	—	—
Short Duration High Income Class A	976	—	—	—
Short Duration High Income Class C	—	40	—	—
Strategic Income Class A	3,649	—	—	—
Strategic Income Class C	—	8,412	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding swaps, forward contracts and futures) for the six months ended April 30, 2017, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$434,262,806	$133,739,970	$431,650,836	$120,286,864
Emerging Markets Debt	—	73,863,342	—	44,539,428
Floating Rate Income	—	233,591,765	—	127,379,139
High Income	—	1,139,771,800	—	1,998,581,084
Municipal High Income	—	62,152,253	—	91,721,959
Municipal Intermediate Bond	—	88,238,273	—	70,548,506
New York Municipal Income	—	20,484,896	—	20,121,981
Short Duration	19,895,341	22,017,163	15,292,792	23,146,397
Short Duration High Income	—	70,327,256	—	62,875,616
Strategic Income	3,476,196,234	1,100,772,112	3,468,844,460	971,458,985
Unconstrained Bond	6,236,424	24,960,156	5,244,031	22,891,311

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2017 and for the year ended October 31, 2016 was as follows:

	For the Six Months Ended April 30, 2017					For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Core Bond:
Investor Class	69	17		(155)	(69)	177	26		(257)	(54)
Institutional Class	7,130	460		(6,722)	868	13,556	588		(6,932)	7,212
Class A	181	37		(438)	(220)	669	63		(1,214)	(482)
Class C	18	4		(133)	(111)	330	4		(193)	141
Emerging Markets Debt:
Institutional Class	4,605	390		(761)	4,234	663	842		(8,064)	(6,559)
Class A	25	0	[z]	(20)	5	7	1		(22)	(14)
Class C	1	0	[z]	(16)	(15)	3	1		(6)	(2)
Floating Rate Income:
Institutional Class	18,941	498		(7,410)	12,029	14,810	773		(19,712)	(4,129)
Class A	1,440	32		(1,922)	(450)	1,186	60		(1,037)	209
Class C	228	18		(480)	(234)	396	40		(709)	(273)
High Income:
Investor Class	696	365		(2,524)	(1,463)	1,738	944		(8,588)	(5,906)
Institutional Class	37,717	5,169		(109,905)	(67,019)	216,940	11,307		(117,174)	111,073
Class A	3,828	212		(5,283)	(1,243)	8,951	500		(10,715)	(1,264)
Class C	38	42		(552)	(472)	277	102		(1,573)	(1,194)
Class R3	952	26		(273)	705	1,649	34		(1,804)	(121)
Class R6	15,066	2,570		(45,165)	(27,529)	34,425	5,234		(29,934)	9,725
Municipal High Income:
Institutional Class	1,889	252		(4,770)	(2,629)	10,761	308		(1,588)	9,481
Class A	14	1		(70)	(55)	1,184	6		(1,609)	(419)
Class C	10	1		(16)	(5)	28	0	[z]	(48)	(20)
Municipal Intermediate Bond:
Investor Class	29	17		(167)	(121)	80	23		(152)	(49)
Institutional Class	4,077	223		(1,936)	2,364	3,677	252		(1,274)	2,655
Class A	64	5		(609)	(540)	779	6		(257)	528
Class C	29	2		(71)	(40)	202	1		(44)	159

	For the Six Months Ended April 30, 2017					For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
New York Municipal Income:
Institutional Class	9	72		(113)	(32)	20	77		(207)	(110)
Short Duration:
Investor Class	131	19		(620)	(470)	473	38		(639)	(128)
Trust Class	36	2		(68)	(30)	98	3		(147)	(46)
Institutional Class	2,852	46		(2,046)	852	5,486	55		(3,237)	2,304
Class A	120	2		(323)	(201)	662	4		(569)	97
Class C	14	0	[z]	(171)	(157)	459	0	[z]	(324)	135
Short Duration High Income:
Institutional Class	3,663	225		(3,305)	583	3,952	734		(18,049)	(13,363)
Class A	85	6		(169)	(78)	1,156	10		(1,104)	62
Class C	17	2		(18)	1	110	3		(20)	93
Strategic Income:
Trust Class	194	37		(507)	(276)	419	85		(2,915)	(2,411)
Institutional Class	44,671	1,913		(20,639)	25,945	59,054	3,256		(58,019)	4,291
Class A	3,781	333		(14,558)	(10,444)	11,826	769		(19,762)	(7,167)
Class C	899	145		(3,043)	(1,999)	2,786	309		(5,274)	(2,179)
Class R6	2,337	351		(2,630)	58	3,437	784		(6,955)	(2,734)
Unconstrained Bond:
Institutional Class	933	7		(168)	772	642	161		(20,461)	(19,658)
Class A	2	0	[z]	(20)	(18)	55	2		(6)	51
Class C	—	0	[z]	—	0 [z]	2	0	[z]	(17)	(15)
Class R6	80	48		(3)	125	5,372	25		(9)	5,388

z  Amount less than one thousand.

Note E—Line of Credit:

At April 30, 2017, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2017. During the period ended April 30, 2017, none of the Funds utilized the line of credit.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2017	Value April 30, 2017	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Strategic Income:
Emerging Markets Debt Institutional Class	8,666,985	190,708	—	8,857,693	$78,832,139	$1,964,979	$—

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

Other: At April 30, 2017, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.10% and 0.29%, respectively, of the outstanding shares of Floating Rate Income. At April 30, 2017, Neuberger Berman Global Allocation Fund and Neuberger Berman Multi-Asset Income Fund, which are also managed by Management, held 0.03% and 0.06%, respectively, of the outstanding shares of High Income. At April 30, 2017, Neuberger Berman Global Allocation Fund, Neuberger Berman Multi-Asset Income Fund and Strategic Income, which are also managed by Management, held 0.68%, 0.31% and 49.84%, respectively, of the outstanding shares of Emerging Markets Debt.

In addition, at April 30, 2017, affiliated investors owned 0.03%, 0.06%, 0.03% and 0.15% of the outstanding shares of Emerging Markets Debt, Municipal High Income, Short Duration High Income and Unconstrained Bond, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to certain Funds for the period in question. These amounts were refunded to those Funds by State Street during the period ended April 30, 2017.

	Expenses Refunded	Interest Paid to the Funds
High Income	$63,791	$4,294
New York Municipal Income	967	5

Note H—Legal Matters:

On June 1, 2015, High Income was served with a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York, entitled Motors Liquidation Company Avoidance Action Trust vs. JPMorgan Chase Bank, N.A. et al. and numbered Adv. No. 09-00504 (MG). In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants. The lawsuit does not allege any misconduct by the defendants, but seeks to recover payments made by General Motors Corporation (n/k/a Motors Liquidation Company) and its affiliates (collectively, "GM") to the defendants shortly prior to and after GM's Chapter 11 bankruptcy filing on June 1, 2009 (the "Petition Date"). The complaint alleges that GM made the payments to the defendants under a certain term loan agreement, dated as of November 29, 2006, as amended by that first amendment dated as of March 4, 2009 (the "Term Loan Agreement"); that the payments occurred both during the ninety (90) days prior to the Petition Date (the "Prepetition Transfer") and after the Petition Date when all amounts due under the Term Loan Agreement were paid in full in connection with GM's postpetition financing (the "Postpetition Transfer"); that the lien purportedly securing the Term Loan Agreement was not perfected as of the Petition Date; and that the lenders under the Term Loan Agreement should therefore have been treated as unsecured creditors rather than paid in full as secured creditors. The plaintiff seeks avoidance of the lien securing the Term Loan Agreement as unperfected under Section 544(a) of the Bankruptcy Code; disgorgement of all amounts paid to the defendants as Postpetition Transfer (plus interest) under Section 549 of the Bankruptcy Code; and disallowance of any bankruptcy claims of the defendants against GM until they repay all such amounts under Section 502(d) of the Bankruptcy Code. On November 17, 2016, all claims against High Income relating to the Prepetition Transfer were dismissed from the action. On May 5, 2017, the Bankruptcy Court concluded the evidentiary portion of a trial on certain legal issues with respect to the defendants' right to the Postpetition Transfer, closing arguments are scheduled for June 5, 2017. During 2009, High Income received pay downs from GM in connection with the term loan totaling approximately $5.9 million. High Income cannot predict the outcome of the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Fund, the payment of such judgment or settlement could have an adverse effect on the Fund's net asset value. However, no liability for litigation relating to this matter has been accrued in the financial statements as neither the likelihood nor the amount of any liability can reasonably be determined at this time. High Income will incur legal expenses associated with the defense of the lawsuit.

Note I—Recent Accounting Pronouncements:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2017 (Unaudited)	$10.54	$0.10	@	$(0.17)	$(0.07)	$(0.11)	$(0.06)	$—	$(0.17)
10/31/2016	$10.37	$0.21	@	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	@	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.35	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.04	$0.16	@	$(0.39)	$(0.23)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.79	$0.18	@	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
Institutional Class
4/30/2017 (Unaudited)	$10.57	$0.12	@	$(0.18)	$(0.06)	$(0.13)	$(0.06)	$—	$(0.19)
10/31/2016	$10.39	$0.25	@	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	@	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2014	$10.37	$0.26	@	$0.17	$0.43	$(0.27)	$(0.01)	$—	$(0.28)
10/31/2013	$11.06	$0.20	@	$(0.39)	$(0.19)	$(0.20)	$(0.28)	$(0.02)	$(0.50)
10/31/2012	$10.81	$0.22	@	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
Class A
4/30/2017 (Unaudited)	$10.53	$0.10	@	$(0.18)	$(0.08)	$(0.11)	$(0.06)	$—	$(0.17)
10/31/2016	$10.35	$0.21	@	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	@	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
10/31/2014	$10.34	$0.22	@	$0.16	$0.38	$(0.22)	$(0.01)	$—	$(0.23)
10/31/2013	$11.02	$0.16	@	$(0.38)	$(0.22)	$(0.16)	$(0.28)	$(0.02)	$(0.46)
10/31/2012	$10.77	$0.17	@	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
Class C
4/30/2017 (Unaudited)	$10.54	$0.06	@	$(0.17)	$(0.11)	$(0.07)	$(0.06)	$—	$(0.13)
10/31/2016	$10.36	$0.13	@	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	@	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
10/31/2014	$10.35	$0.14	@	$0.17	$0.31	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2013	$11.03	$0.08	@	$(0.38)	$(0.30)	$(0.08)	$(0.28)	$(0.02)	$(0.38)
10/31/2012	$10.78	$0.09	@	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2017 (Unaudited)	$—	$10.30	(0.63	)%[b]*	$11.1	1.14%**	0.86%**	1.97%**	107	%*[a]
10/31/2016	$—	$10.54	4.16%[b]		$12.1	1.15%	0.86%	2.00%	148%[a]
10/31/2015	$—	$10.37	1.28%		$12.5	1.14%	0.85%	2.08%	125%[a]
10/31/2014	$0.00	$10.50	3.74%[c]		$13.7	1.13%	0.85%	2.10%	142%[a]
10/31/2013	$—	$10.35	(2.11)%		$13.5	1.10%	0.85%	1.51%	139%[a]
10/31/2012	$—	$11.04	6.74%		$16.3	1.08%	0.85%	1.69%	162%[a]
Institutional Class
4/30/2017 (Unaudited)	$—	$10.32	(0.52	)%[b]*	$322.1	0.57%**	0.46%**	2.37%**	107	%*[a]
10/31/2016	$—	$10.57	4.67%[b]		$320.6	0.59%	0.46%	2.40%	148%[a]
10/31/2015	$—	$10.39	1.69%		$240.3	0.61%	0.45%	2.49%	125%[a]
10/31/2014	$0.00	$10.52	4.16%[c]		$169.0	0.63%	0.45%	2.49%	142%[a]
10/31/2013	$—	$10.37	(1.71)%		$165.9	0.61%	0.45%	1.90%	139%[a]
10/31/2012	$—	$11.06	7.16%		$218.9	0.59%	0.45%	2.08%	162%[a]
Class A
4/30/2017 (Unaudited)	$—	$10.28	(0.73	)%[b]*	$23.1	0.95%**	0.86%**	1.96%**	107	%*[a]
10/31/2016	$—	$10.53	4.26%[b]		$25.9	0.98%	0.86%	2.01%	148%[a]
10/31/2015	$—	$10.35	1.18%		$30.5	1.00%	0.85%	2.08%	125%[a]
10/31/2014	$0.00	$10.49	3.75%[c]		$31.9	1.02%	0.85%	2.10%	142%[a]
10/31/2013	$—	$10.34	(2.03)%		$30.1	1.04%	0.85%	1.49%	139%[a]
10/31/2012	$—	$11.02	6.75%		$47.3	0.99%	0.85%	1.61%	162%[a]
Class C
4/30/2017 (Unaudited)	$—	$10.30	(1.00	)%[b]*	$3.7	1.70%**	1.61%**	1.21%**	107	%*[a]
10/31/2016	$—	$10.54	3.49%[b]		$4.9	1.72%	1.61%	1.25%	148%[a]
10/31/2015	$—	$10.36	0.43%		$3.4	1.75%	1.60%	1.33%	125%[a]
10/31/2014	$0.00	$10.50	2.97%[c]		$3.5	1.77%	1.60%	1.34%	142%[a]
10/31/2013	$—	$10.35	(2.76)%		$5.0	1.75%	1.60%	0.75%	139%[a]
10/31/2012	$—	$11.03	5.95%		$7.0	1.74%	1.60%	0.86%	162%[a]

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Emerging Markets Debt Fund
Institutional Class
4/30/2017 (Unaudited)	$8.90	$0.23	@	$(0.01)	$0.22	$(0.22)	$—	$—	$(0.22)
10/31/2016	$8.41	$0.51	@	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	@	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
10/31/2014	$10.20	$0.51	@	$(0.22)	$0.29	$(0.43)	$(0.12)	$—	$(0.55)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.04	@	$0.20	$0.24	$(0.04)	$—	$—	$(0.04)
Class A
4/30/2017 (Unaudited)	$8.90	$0.22	@	$(0.01)	$0.21	$(0.21)	$—	$—	$(0.21)
10/31/2016	$8.41	$0.47	@	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	@	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
10/31/2014	$10.20	$0.47	@	$(0.21)	$0.26	$(0.40)	$(0.12)	$—	$(0.52)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Class C
4/30/2017 (Unaudited)	$8.90	$0.18	@	$(0.00)	$0.18	$(0.18)	$—	$—	$(0.18)
10/31/2016	$8.41	$0.41	@	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	@	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
10/31/2014	$10.20	$0.39	@	$(0.21)	$0.18	$(0.32)	$(0.12)	$—	$(0.44)
Period from 9/27/2013^ to 10/31/2013	$10.00	$0.03	@	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)
Floating Rate Income Fund
Institutional Class
4/30/2017 (Unaudited)	$9.90	$0.17	@	$0.04	$0.21	$(0.17)	$—	$—	$(0.17)
10/31/2016	$9.86	$0.39	@	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	@	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.29	$0.38	@	$(0.17)	$0.21	$(0.39)	$—	$—	$(0.39)
10/31/2013	$10.22	$0.42	@	$0.08	$0.50	$(0.43)	$—	$—	$(0.43)
10/31/2012	$9.91	$0.53	@	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets Debt Fund
Institutional Class
4/30/2017 (Unaudited)	$—	$8.90	2.63%*	$157.9	1.11	%**	0.86	%**	5.42	%**	36%*
10/31/2016	$—	$8.90	12.17%	$120.2	1.21%		0.91%		5.92%		80%
10/31/2015	$0.00	$8.41	(10.64)%[d]	$168.7	1.07%		0.90%		5.35%		100%
10/31/2014	$0.00	$9.94	2.98%[c]	$197.6	1.11%		0.90%		5.06%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.36%*	$87.2	1.64	%‡**	0.80	%‡**	3.60	%‡**	5%*
Class A
4/30/2017 (Unaudited)	$—	$8.90	2.45%*	$0.2	1.69	%**	1.22	%**	5.14	%**	36%*
10/31/2016	$—	$8.90	11.76%	$0.1	1.73%		1.28%		5.56%		80%
10/31/2015	$0.00	$8.41	(10.96)%[d]	$0.2	1.53%		1.27%		5.04%		100%
10/31/2014	$0.00	$9.94	2.61%[c]	$0.1	1.74%		1.27%		4.68%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.32%*	$0.0	42.54	%‡**	1.13	%‡**	3.28	%‡**	5%*
Class C
4/30/2017 (Unaudited)	$—	$8.90	2.06%*	$0.1	2.29	%**	1.99	%**	4.29	%**	36%*
10/31/2016	$—	$8.90	10.93%	$0.3	2.36%		2.03%		4.80%		80%
10/31/2015	$0.00	$8.41	(11.64)%[d]	$0.3	2.21%		2.02%		4.23%		100%
10/31/2014	$0.00	$9.94	1.83%[c]	$0.2	2.45%		2.02%		3.89%		98%
Period from 9/27/2013^ to 10/31/2013	$—	$10.20	2.26%*	$0.0	43.10	%‡**	1.79	%‡**	2.60	%‡**	5%*
Floating Rate Income Fund
Institutional Class
4/30/2017 (Unaudited)	$—	$9.94	2.17%*	$375.2	0.84	%**	0.70	%**	3.53	%**	37%*
10/31/2016	$—	$9.90	4.52%	$254.4	0.92%		0.70%		4.01%		64%
10/31/2015	$—	$9.86	1.48%	$294.0	0.84%		0.70%		3.96%		44%
10/31/2014	$0.00	$10.11	2.01%[c]	$358.6	0.78%		0.70%		3.75%		77%
10/31/2013	$—	$10.29	4.96%	$430.7	0.81%		0.70%		4.06%		78%
10/31/2012	$—	$10.22	8.73%	$241.5	0.91%		0.70%		5.26%		112%

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$9.90	$0.15	@	$0.05	$0.20	$(0.16)	$—	$—	$(0.16)
10/31/2016	$9.85	$0.35	@	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	@	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.29	$0.35	@	$(0.18)	$0.17	$(0.35)	$—	$—	$(0.35)
10/31/2013	$10.22	$0.38	@	$0.08	$0.46	$(0.39)	$—	$—	$(0.39)
10/31/2012	$9.91	$0.49	@	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
Class C
4/30/2017 (Unaudited)	$9.90	$0.12	@	$0.04	$0.16	$(0.12)	$—	$—	$(0.12)
10/31/2016	$9.86	$0.28	@	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	@	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.29	$0.27	@	$(0.18)	$0.09	$(0.27)	$—	$—	$(0.27)
10/31/2013	$10.22	$0.29	@	$0.09	$0.38	$(0.31)	$—	$—	$(0.31)
10/31/2012	$9.91	$0.41	@	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
High Income Bond Fund
Investor Class
4/30/2017 (Unaudited)	$8.68	$0.24	@	$0.13	$0.37	$(0.24)	$—	$—	$(0.24)
10/31/2016	$8.50	$0.46	@	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	@	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
10/31/2014	$9.63	$0.51	@	$(0.11)	$0.40	$(0.51)	$(0.24)	$—	$(0.75)
10/31/2013	$9.46	$0.55	@	$0.28	$0.83	$(0.55)	$(0.11)	$—	$(0.66)
10/31/2012	$9.06	$0.58	@	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
Institutional Class
4/30/2017 (Unaudited)	$8.70	$0.24	@	$0.12	$0.36	$(0.24)	$—	$—	$(0.24)
10/31/2016	$8.51	$0.48	@	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.52	@	$(0.11)	$0.41	$(0.52)	$(0.24)	$—	$(0.76)
10/31/2013	$9.48	$0.57	@	$0.27	$0.84	$(0.57)	$(0.11)	$—	$(0.68)
10/31/2012	$9.07	$0.59	@	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$—	$9.94	1.98	%*	$18.9	1.23%**	1.07	%**	3.15	%**	37%*
10/31/2016	$—	$9.90	4.24%		$23.3	1.31%	1.07%		3.65%		64%
10/31/2015	$—	$9.85	1.00%		$21.1	1.22%	1.07%		3.61%		44%
10/31/2014	$0.00	$10.11	1.64%[c]		$34.8	1.16%	1.07%		3.39%		77%
10/31/2013	$—	$10.29	4.57%		$74.7	1.18%	1.07%		3.66%		78%
10/31/2012	$—	$10.22	8.33%		$36.8	1.29%	1.07%		4.87%		112%
Class C
4/30/2017 (Unaudited)	$—	$9.94	1.61	%*	$22.4	1.97%**	1.82	%**	2.40	%**	37%*
10/31/2016	$—	$9.90	3.36%		$24.6	2.05%	1.82%		2.91%		64%
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%		2.86%		44%
10/31/2014	$0.00	$10.11	0.88%[c]		$37.4	1.91%	1.82%		2.64%		77%
10/31/2013	$—	$10.29	3.78%		$51.8	1.93%	1.82%		2.85%		78%
10/31/2012	$—	$10.22	7.51%		$14.4	2.05%	1.82%		4.10%		112%
High Income Bond Fund
Investor Class
4/30/2017 (Unaudited)	$—	$8.81	4.32	%[b]*	$123.8	0.84%**	0.80	%**[e]	5.51	%**[e]	30%*
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%		5.54%		72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%		5.42%		54%
10/31/2014	$0.00	$9.28	4.24%[c]		$266.4	0.83%	0.83%		5.35%		60%
10/31/2013	$—	$9.63	9.10%		$311.5	0.84%	0.84%		5.80%		80%
10/31/2012	$—	$9.46	12.17%		$340.5	0.84%	0.84%		6.29%		82%
Institutional Class
4/30/2017 (Unaudited)	$—	$8.82	4.23	%[b]*	$2,519.5	0.70%**	0.70	%**[e]	5.61	%**[e]	30%*
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%		5.67%		72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%		5.56%		54%
10/31/2014	$0.00	$9.29	4.38%[c]		$2,120.4	0.69%	0.69%		5.48%		60%
10/31/2013	$—	$9.64	9.14%		$1,949.6	0.69%	0.69%		5.94%		80%
10/31/2012	$—	$9.48	12.44%		$2,306.1	0.70%	0.70%		6.42%		82%

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$8.68	$0.23	@	$0.12	$0.35	$(0.23)	$—	$—	$(0.23)
10/31/2016	$8.50	$0.44	@	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	@	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
10/31/2014	$9.63	$0.48	@	$(0.11)	$0.37	$(0.48)	$(0.24)	$—	$(0.72)
10/31/2013	$9.46	$0.53	@	$0.28	$0.81	$(0.53)	$(0.11)	$—	$(0.64)
10/31/2012	$9.06	$0.55	@	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
Class C
4/30/2017 (Unaudited)	$8.70	$0.19	@	$0.12	$0.31	$(0.19)	$—	$—	$(0.19)
10/31/2016	$8.51	$0.38	@	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	@	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
10/31/2014	$9.64	$0.41	@	$(0.11)	$0.30	$(0.41)	$(0.24)	$—	$(0.65)
10/31/2013	$9.48	$0.46	@	$0.27	$0.73	$(0.46)	$(0.11)	$—	$(0.57)
10/31/2012	$9.07	$0.48	@	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
Class R3
4/30/2017 (Unaudited)	$8.69	$0.22	@	$0.11	$0.33	$(0.21)	$—	$—	$(0.21)
10/31/2016	$8.50	$0.42	@	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	@	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
10/31/2014	$9.63	$0.46	@	$(0.11)	$0.35	$(0.46)	$(0.24)	$—	$(0.70)
10/31/2013	$9.47	$0.50	@	$0.28	$0.78	$(0.51)	$(0.11)	$—	$(0.62)
10/31/2012	$9.06	$0.53	@	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
Class R6
4/30/2017 (Unaudited)	$8.70	$0.25	@	$0.12	$0.37	$(0.25)	$—	$—	$(0.25)
10/31/2016	$8.51	$0.48	@	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	@	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)
10/31/2014	$9.64	$0.53	@	$(0.11)	$0.42	$(0.53)	$(0.24)	$—	$(0.77)
Period from 3/15/2013^ to 10/31/2013	$9.59	$0.36	@	$0.05	$0.41	$(0.36)	$—	$—	$(0.36)
Municipal High Income Fund
Institutional Class
4/30/2017 (Unaudited)	$10.42	$0.18	@	$(0.32)	$(0.14)	$(0.18)	$(0.08)	$—	$(0.26)
10/31/2016	$10.10	$0.35	@	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	@	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$—	$8.80	4.04	%[b]*	$83.7	1.07	%**	1.07	%**[e]	5.24	%**[e]	30%*
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%		1.07%		5.30%		72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%		1.08%		5.18%		54%
10/31/2014	$0.00	$9.28	3.98%[c]		$313.0	1.08%		1.08%		5.10%		60%
10/31/2013	$—	$9.63	8.83%		$395.6	1.09%		1.09%		5.56%		80%
10/31/2012	$—	$9.46	11.90%		$505.3	1.08%		1.08%		6.01%		82%
Class C
4/30/2017 (Unaudited)	$—	$8.82	3.66	%[b]*	$27.5	1.81	%**	1.81	%**[e]	4.50	%**[e]	30%*
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%		1.81%		4.57%		72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%		1.81%		4.45%		54%
10/31/2014	$0.00	$9.29	3.21%[c]		$57.1	1.82%		1.82%		4.36%		60%
10/31/2013	$—	$9.64	7.91%		$60.0	1.83%		1.83%		4.82%		80%
10/31/2012	$—	$9.48	11.15%		$72.3	1.85%		1.85	%§	5.25%		82%
Class R3
4/30/2017 (Unaudited)	$—	$8.81	3.85	%[b]*	$12.9	1.37	%**	1.37	%§**[e]	4.97	%**[e]	30%*
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%		1.37%		4.99%		72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%		1.32%		4.93%		54%
10/31/2014	$0.00	$9.28	3.73%[c]		$9.6	1.31%		1.31%		4.87%		60%
10/31/2013	$—	$9.63	8.46%		$10.9	1.32%		1.32%		5.30%		80%
10/31/2012	$—	$9.47	11.72%		$9.7	1.35%		1.35	%§	5.73%		82%
Class R6
4/30/2017 (Unaudited)	$—	$8.82	4.27	%[b]*	$678.0	0.61	%**	0.61	%**[e]	5.68	%**[e]	30%*
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%		0.61%		5.75%		72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%		0.61%		5.64%		54%
10/31/2014	$0.00	$9.29	4.46%[c]		$761.2	0.61%		0.61%		5.55%		60%
Period from 3/15/2013^ to 10/31/2013	$—	$9.64	4.34	%*	$535.0	0.62	%**	0.62	%**	5.95	%**	80%^^
Municipal High Income Fund
Institutional Class
4/30/2017 (Unaudited)	$—	$10.02	(1.29	)%*	$91.3	0.88	%**	0.51	%**	3.60	%**	63%*
10/31/2016	$—	$10.42	6.70%		$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27	%*	$22.9	2.34	%**‡	0.50	%**‡	3.64	%**‡	37%*

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal High Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$10.42	$0.16	@	$(0.33)	$(0.17)	$(0.16)	$(0.08)	$—	$(0.24)
10/31/2016	$10.11	$0.30	@	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	@	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
4/30/2017 (Unaudited)	$10.42	$0.12	@	$(0.32)	$(0.20)	$(0.12)	$(0.08)	$—	$(0.20)
10/31/2016	$10.10	$0.23	@	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	@	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Intermediate Bond Fund
Investor Class
4/30/2017 (Unaudited)	$11.97	$0.11	@	$(0.18)	$(0.07)	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.86	$0.23	@	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	@	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
10/31/2014	$11.58	$0.27	@	$0.41	$0.68	$(0.27)	$(0.07)	$—	$(0.34)
10/31/2013	$12.07	$0.26	@	$(0.41)	$(0.15)	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2012	$11.58	$0.30	@	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
Institutional Class
4/30/2017 (Unaudited)	$11.96	$0.12	@	$(0.18)	$(0.06)	$(0.12)	$(0.08)	$—	$(0.20)
10/31/2016	$11.85	$0.25	@	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	@	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
10/31/2014	$11.57	$0.29	@	$0.41	$0.70	$(0.29)	$(0.07)	$—	$(0.36)
10/31/2013	$12.06	$0.27	@	$(0.41)	$(0.14)	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2012	$11.57	$0.30	@	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
Class A
4/30/2017 (Unaudited)	$11.96	$0.10	@	$(0.20)	$(0.10)	$(0.09)	$(0.08)	$—	$(0.17)
10/31/2016	$11.84	$0.21	@	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	@	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)
10/31/2014	$11.57	$0.24	@	$0.41	$0.65	$(0.24)	$(0.07)	$—	$(0.31)
10/31/2013	$12.06	$0.23	@	$(0.41)	$(0.18)	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2012	$11.58	$0.25	@	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal High Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$—	$10.01	(1.57)%*	$0.2	1.40	%**	0.88	%**	3.24	%**	63%*
10/31/2016	$—	$10.42	6.21%	$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%*	$5.0	2.94	%**‡	0.86	%**‡	3.41	%**‡	37%*
Class C
4/30/2017 (Unaudited)	$—	$10.02	(1.84)%*	$0.3	2.02	%**	1.63	%**	2.51	%**	63%*
10/31/2016	$—	$10.42	5.52%	$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%*	$0.5	4.28	%**‡	1.58	%**‡	2.38	%**‡	37%*
Municipal Intermediate Bond Fund
Investor Class
4/30/2017 (Unaudited)	$—	$11.71	(0.59)%*	$14.0	0.82	%**	0.65	%**	1.89	%**	35%*
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
10/31/2014	$—	$11.92	5.98%	$17.4	0.85%		0.65%		2.30%		47%
10/31/2013	$—	$11.58	(1.30)%	$18.8	0.83%		0.65%		2.18%		57%
10/31/2012	$—	$12.07	7.49%	$20.8	0.88%		0.65%		2.55%		54%
Institutional Class
4/30/2017 (Unaudited)	$—	$11.70	(0.51)%*	$194.0	0.62	%**	0.50	%**	2.04	%**	35%*
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
10/31/2014	$—	$11.91	6.14%	$135.3	0.67%		0.50%		2.45%		47%
10/31/2013	$—	$11.57	(1.15)%	$132.0	0.67%		0.50%		2.34%		57%
10/31/2012	$—	$12.06	7.65%	$124.7	0.70%		0.50%		2.53%		54%
Class A
4/30/2017 (Unaudited)	$—	$11.69	(0.79)%*	$3.5	1.00	%**	0.87	%**	1.67	%**	35%*
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%		0.87%		1.70%		44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%		0.87%		2.00%		22%
10/31/2014	$—	$11.91	5.75%	$8.9	1.07%		0.87%		2.07%		47%
10/31/2013	$—	$11.57	(1.52)%	$5.0	1.06%		0.87%		1.96%		57%
10/31/2012	$—	$12.06	7.16%	$3.4	1.15%		0.87%		2.11%		54%

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class C
4/30/2017 (Unaudited)	$11.96	$0.05	@	$(0.18)	$(0.13)	$(0.05)	$(0.08)	$—	$(0.13)
10/31/2016	$11.84	$0.12	@	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	@	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
10/31/2014	$11.57	$0.16	@	$0.41	$0.57	$(0.16)	$(0.07)	$—	$(0.23)
10/31/2013	$12.06	$0.14	@	$(0.41)	$(0.27)	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2012	$11.58	$0.17	@	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
New York Municipal Income Fund
Institutional ClassØØ
4/30/2017 (Unaudited)	$17.76	$0.20	@	$(0.32)	$(0.12)	$(0.20)	$(0.19)	$—	$(0.39)
10/31/2016	$17.60	$0.39	@	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	@	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)
10/31/2014	$17.14	$0.42	@	$0.61	$1.03	$(0.42)	$(0.03)	$—	$(0.45)
Period from 3/1/2013ß to 10/31/2013	$17.80	$0.31	@	$(0.66)	$(0.35)	$(0.31)	$—	$—	$(0.31)
2/28/2013	$17.75	$0.31		$0.05	$0.36	$(0.31)	$—	$—	$(0.31)
2/29/2012	$17.40	$0.35		$0.35	$0.70	$(0.35)	$—	$—	$(0.35)
Short Duration Bond Fund
Investor Class
4/30/2017 (Unaudited)	$7.86	$0.03	@	$(0.02)	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2016	$7.87	$0.06	@	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	@	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2014	$7.98	$0.07	@	$(0.03)	$0.04	$(0.10)	$—	$—	$(0.10)
10/31/2013	$8.02	$0.05	@	$0.03	$0.08	$(0.12)	$—	$—	$(0.12)
10/31/2012	$7.88	$0.12	@	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
Trust Class
4/30/2017 (Unaudited)	$7.49	$0.02	@	$(0.02)	$0.00	$(0.04)	$—	$—	$(0.04)
10/31/2016	$7.50	$0.04	@	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	@	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.06	@	$(0.02)	$0.04	$(0.09)	$—	$—	$(0.09)
10/31/2013	$7.65	$0.04	@	$0.02	$0.06	$(0.11)	$—	$—	$(0.11)
10/31/2012	$7.51	$0.11	@	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class C
4/30/2017 (Unaudited)	$—	$11.70	(1.06	)%*	$3.6	1.74%**	1.62	%**	0.93	%**	35%*
10/31/2016	$—	$11.96	2.18%		$4.1	1.78%	1.62%		0.96%		44%
10/31/2015	$—	$11.84	0.76%		$2.2	1.80%	1.62%		1.24%		22%
10/31/2014	$—	$11.91	4.96%		$1.5	1.88%	1.62%		1.33%		47%
10/31/2013	$—	$11.57	(2.25)%		$1.5	1.86%	1.62%		1.21%		57%
10/31/2012	$—	$12.06	6.37%		$1.5	1.95%	1.62%		1.44%		54%
New York Municipal Income Fund
Institutional ClassØØ
4/30/2017 (Unaudited)	$—	$17.25	(0.65	)%*	$59.9	0.97%**	0.97	%**[e]	2.32	%**[e]	34%*
10/31/2016	$—	$17.76	3.38%		$62.3	0.96%	0.96%		2.19%		28%
10/31/2015	$—	$17.60	1.99%		$63.6	0.89%	0.89%		2.42%		17%
10/31/2014	$—	$17.72	6.15%		$67.7	0.87%	0.87%		2.44%		53%
Period from 3/1/2013ß to 10/31/2013	$—	$17.14	(1.98	)%*	$68.3	0.86%**	0.86	%**	2.64	%**	52%*
2/28/2013	$—	$17.80	2.01%		$36.2	1.06%	1.06%		1.71%		28%
2/29/2012	$—	$17.75	4.05%		$37.6	1.07%	1.07%		1.99%		19%
Short Duration Bond Fund
Investor Class
4/30/2017 (Unaudited)	$—	$7.82	0.10	%[b]*	$25.0	1.15%**	0.70	%**	0.76	%**	47%*
10/31/2016	$—	$7.86	0.98%[b]		$28.9	1.21%	0.70%		0.70%		104%
10/31/2015	$—	$7.87	0.44%		$29.9	1.27%	0.70%		0.13%		75%
10/31/2014	$0.00	$7.92	0.52%[c]		$30.7	1.20%	0.70%		0.85%		71%
10/31/2013	$—	$7.98	1.03%		$32.8	1.19%	0.70%		0.67%		86%
10/31/2012	$—	$8.02	4.09%		$38.8	1.17%	0.70%		1.50%		74%
Trust Class
4/30/2017 (Unaudited)	$—	$7.45	0.03	%[b]*	$2.4	1.30%**	0.80	%**	0.66	%**	47%*
10/31/2016	$—	$7.49	0.88%[b]		$2.6	1.36%	0.80%		0.60%		104%
10/31/2015	$—	$7.50	0.30%		$3.0	1.43%	0.80%		0.03%		75%
10/31/2014	$0.00	$7.55	0.52%[c]		$3.3	1.35%	0.80%		0.76%		71%
10/31/2013	$—	$7.60	0.77%		$4.0	1.35%	0.80%		0.57%		86%
10/31/2012	$—	$7.65	4.08%		$5.6	1.34%	0.80%		1.40%		74%

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Institutional Class
4/30/2017 (Unaudited)	$7.85	$0.04	@	$(0.02)	$0.02	$(0.06)	$—	$—	$(0.06)
10/31/2016	$7.87	$0.07	@	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	@	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)
10/31/2014	$7.97	$0.08	@	$(0.01)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2013	$8.02	$0.07	@	$0.02	$0.09	$(0.14)	$—	$—	$(0.14)
10/31/2012	$7.88	$0.13	@	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
Class A
4/30/2017 (Unaudited)	$7.49	$0.02	@	$(0.02)	$0.00	$(0.04)	$—	$—	$(0.04)
10/31/2016	$7.49	$0.04	@	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	@	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
10/31/2014	$7.60	$0.05	@	$(0.02)	$0.03	$(0.08)	$—	$—	$(0.08)
10/31/2013	$7.64	$0.04	@	$0.02	$0.06	$(0.10)	$—	$—	$(0.10)
10/31/2012	$7.51	$0.08	@	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
Class C
4/30/2017 (Unaudited)	$7.49	$(0.01	)@	$(0.02)	$(0.03)	$(0.01)	$—	$—	$(0.01)
10/31/2016	$7.50	$(0.02	)@	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06	)@	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
10/31/2014	$7.61	$(0.00	)@	$(0.03)	$(0.03)	$(0.03)	$—	$—	$(0.03)
10/31/2013	$7.65	$(0.02	)@	$0.03	$0.01	$(0.05)	$—	$—	$(0.05)
10/31/2012	$7.51	$0.04	@	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
Short Duration High Income Fund
Institutional Class
4/30/2017 (Unaudited)	$9.69	$0.20	@	$0.08	$0.28	$(0.20)	$—	$—	$(0.20)
10/31/2016	$9.63	$0.40	@	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	@	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
10/31/2014	$10.18	$0.40	@	$(0.12)	$0.28	$(0.40)	$(0.01)	$—	$(0.41)
10/31/2013	$10.01	$0.42	@	$0.22	$0.64	$(0.44)	$(0.03)	$—	$(0.47)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Institutional Class
4/30/2017 (Unaudited)	$—	$7.81	0.20	%[b]*	$54.7	0.90	%**	0.50	%**	0.96	%**	47%*
10/31/2016	$—	$7.85	1.06%[b]		$48.3	0.99%		0.50%		0.91%		104%
10/31/2015	$—	$7.87	0.64%		$30.3	1.04%		0.50%		0.32%		75%
10/31/2014	$0.00	$7.92	0.85%[c]		$28.5	1.00%		0.50%		1.04%		71%
10/31/2013	$—	$7.97	1.11%		$18.1	0.98%		0.50%		0.87%		86%
10/31/2012	$—	$8.02	4.30%		$22.2	0.98%		0.51%		1.65%		74%
Class A
4/30/2017 (Unaudited)	$—	$7.45	(0.01	)%[b]*	$3.3	1.28	%**	0.87	%**	0.59	%**	47%*
10/31/2016	$—	$7.49	0.94%[b]		$4.9	1.36%		0.87%		0.54%		104%
10/31/2015	$—	$7.49	0.10%		$4.1	1.41%		0.87%		(0.03)%		75%
10/31/2014	$0.00	$7.55	0.45%[c]		$6.7	1.36%		0.87%		0.66%		71%
10/31/2013	$—	$7.60	0.83%		$6.3	1.37%		0.87%		0.50%		86%
10/31/2012	$—	$7.64	3.87%		$2.3	1.41%		0.88%		1.07%		74%
Class C
4/30/2017 (Unaudited)	$—	$7.45	(0.38	)%[b]*	$1.8	2.04	%**	1.62	%**	(0.17	)%**	47%*
10/31/2016	$—	$7.49	0.05%[b]		$3.0	2.11%		1.62%		(0.20)%		104%
10/31/2015	$—	$7.50	(0.49)%		$2.0	2.17%		1.62%		(0.79)%		75%
10/31/2014	$0.00	$7.55	(0.43)%[c]		$2.0	2.12%		1.62%		(0.05)%		71%
10/31/2013	$—	$7.61	0.08%		$2.2	2.13%		1.62%		(0.24)%		86%
10/31/2012	$—	$7.65	3.23%		$1.7	2.12%		1.63%		0.51%		74%
Short Duration High Income Fund
Institutional Class
4/30/2017 (Unaudited)	$—	$9.77	2.96	%*	$113.6	0.98	%**	0.75	%**	4.22	%**	61%*
10/31/2016	$—	$9.69	4.92%		$107.0	0.87%		0.75%		4.20%		51%
10/31/2015	$—	$9.63	(0.22)%		$235.0	0.81%		0.75%		4.05%		45%
10/31/2014	$0.00	$10.05	2.81%[c]		$214.9	0.85%		0.75%		3.95%		49%
10/31/2013	$—	$10.18	6.51%		$102.9	1.18%		0.75%		4.16%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.38	%*	$25.0	4.24	%**‡	0.71	%**‡	3.24	%**‡	35%*

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$9.70	$0.19	@	$0.08	$0.27	$(0.19)	$—	$—	$(0.19)
10/31/2016	$9.63	$0.36	@	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	@	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
10/31/2014	$10.19	$0.36	@	$(0.12)	$0.24	$(0.37)	$(0.01)	$—	$(0.38)
10/31/2013	$10.01	$0.37	@	$0.24	$0.61	$(0.40)	$(0.03)	$—	$(0.43)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	@	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)
Class C
4/30/2017 (Unaudited)	$9.69	$0.15	@	$0.08	$0.23	$(0.15)	$—	$—	$(0.15)
10/31/2016	$9.63	$0.29	@	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	@	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
10/31/2014	$10.19	$0.29	@	$(0.13)	$0.16	$(0.29)	$(0.01)	$—	$(0.30)
10/31/2013	$10.01	$0.30	@	$0.24	$0.54	$(0.33)	$(0.03)	$—	$(0.36)
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	@	$0.01	$0.03	$(0.02)	$—	$—	$(0.02)
Strategic Income Fund
Trust Class
4/30/2017 (Unaudited)	$11.06	$0.17	@	$(0.00)	$0.17	$(0.18)	$—	$—	$(0.18)
10/31/2016	$10.79	$0.32	@	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.18	$0.38	@	$0.16	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.67	$0.36	@	$(0.23)	$0.13	$(0.39)	$(0.23)	$—	$(0.62)
10/31/2012	$10.98	$0.37	@	$0.85	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
Institutional Class
4/30/2017 (Unaudited)	$11.07	$0.19	@	$(0.01)	$0.18	$(0.20)	$—	$—	$(0.20)
10/31/2016	$10.79	$0.36	@	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	@	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
10/31/2014	$11.19	$0.41	@	$0.16	$0.57	$(0.44)	$—	$—	$(0.44)
10/31/2013	$11.67	$0.40	@	$(0.22)	$0.18	$(0.43)	$(0.23)	$—	$(0.66)
10/31/2012	$10.98	$0.41	@	$0.85	$1.26	$(0.45)	$(0.12)	$—	$(0.57)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$—	$9.78	2.77	%*	$2.7	1.39	%**	1.12	%**	3.89	%**	61	%*
10/31/2016	$—	$9.70	4.64%		$3.4	1.30%		1.12%		3.82%		51%
10/31/2015	$—	$9.63	(0.59)%		$2.8	1.21%		1.12%		3.68%		45%
10/31/2014	$0.00	$10.05	2.34%[c]		$3.6	1.24%		1.12%		3.57%		49%
10/31/2013	$—	$10.19	6.21%		$1.2	1.74%		1.12%		3.73%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.36	%*	$0.1	4.79	%**‡	1.02	%**‡	3.18	%**‡	35	%*
Class C
4/30/2017 (Unaudited)	$—	$9.77	2.40	%*	$1.2	2.14	%**	1.87	%**	3.13	%**	61	%*
10/31/2016	$—	$9.69	3.77%		$1.2	2.05%		1.87%		3.10%		51%
10/31/2015	$—	$9.63	(1.33)%		$0.3	1.99%		1.87%		2.93%		45%
10/31/2014	$0.00	$10.05	1.57%[c]		$0.4	2.03%		1.87%		2.83%		49%
10/31/2013	$—	$10.19	5.43%		$0.2	3.80%		1.87%		3.03%		53%
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	0.30	%*	$0.0	5.89	%**‡	1.60	%**‡	2.13	%**‡	35	%*
Strategic Income Fund
Trust Class
4/30/2017 (Unaudited)	$—	$11.05	1.55	%[b]*	$24.6	1.01	%**	0.96	%**	3.18	%**	69	%[a]*
10/31/2016	$—	$11.06	5.91%		$27.7	1.14%		1.09%		2.99%		141%[a]
10/31/2015	$—	$10.79	(1.03)%[b]		$53.1	1.14%		1.06%		2.90%		103%[a]
10/31/2014	$0.00	$11.32	4.95%[c]		$49.4	1.15%		1.05%		3.33%		124%[a]
10/31/2013	$—	$11.18	1.07%		$43.8	1.18%		1.10%		3.22%		161%[a]
10/31/2012	$—	$11.67	11.46%		$26.6	1.20%		1.10%		3.28%		157%[a]
Institutional Class
4/30/2017 (Unaudited)	$—	$11.05	1.63	%[b]*	$1,721.7	0.65	%**	0.61	%**	3.55	%**	69	%[a]*
10/31/2016	$—	$11.07	6.38%		$1,436.8	0.78%		0.74%		3.33%		141%[a]
10/31/2015	$—	$10.79	(0.69)%[b]		$1,355.2	0.78%		0.71%		3.25%		103%[a]
10/31/2014	$0.00	$11.32	5.22%[c]		$1,043.0	0.80%		0.70%		3.66%		124%[a]
10/31/2013	$—	$11.19	1.52%		$739.1	0.81%		0.75%		3.57%		161%[a]
10/31/2012	$—	$11.67	11.85%		$526.3	0.84%		0.75%		3.61%		157%[a]

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$11.08	$0.17	@	$(0.01)	$0.16	$(0.18)	$—	$—	$(0.18)
10/31/2016	$10.80	$0.32	@	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	@	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
10/31/2014	$11.19	$0.37	@	$0.17	$0.54	$(0.40)	$—	$—	$(0.40)
10/31/2013	$11.68	$0.36	@	$(0.24)	$0.12	$(0.38)	$(0.23)	$—	$(0.61)
10/31/2012	$10.99	$0.36	@	$0.86	$1.22	$(0.41)	$(0.12)	$—	$(0.53)
Class C
4/30/2017 (Unaudited)	$11.06	$0.13	@	$(0.00)	$0.13	$(0.14)	$—	$—	$(0.14)
10/31/2016	$10.79	$0.24	@	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	@	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
10/31/2014	$11.19	$0.29	@	$0.16	$0.45	$(0.32)	$—	$—	$(0.32)
10/31/2013	$11.67	$0.28	@	$(0.23)	$0.05	$(0.30)	$(0.23)	$—	$(0.53)
10/31/2012	$10.98	$0.28	@	$0.86	$1.14	$(0.33)	$(0.12)	$—	$(0.45)
Class R6
4/30/2017 (Unaudited)	$11.06	$0.19	@	$(0.01)	$0.18	$(0.20)	$—	$—	$(0.20)
10/31/2016	$10.79	$0.37	@	$0.30	$0.67	$(0.39)	$—	$—	$(0.40)
10/31/2015	$11.32	$0.37	@	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
10/31/2014	$11.18	$0.42	@	$0.17	$0.59	$(0.45)	$—	$—	$(0.45)
Period from 3/15/2013^ to 10/31/2013	$11.44	$0.26	@	$(0.25)	$0.01	$(0.27)	$—	$—	$(0.27)
Unconstrained Bond Fund
Institutional Class
4/30/2017 (Unaudited)	$9.18	$0.11	@	$0.06	$0.17	$(0.08)	$—	$—	$(0.08)
10/31/2016	$9.38	$0.27	@	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	@	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)
Class A
4/30/2017 (Unaudited)	$9.17	$0.09	@	$0.06	$0.15	$(0.06)	$—	$—	$(0.06)
10/31/2016	$9.37	$0.22	@	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	@	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.18	@	$(0.12)	$0.06	$(0.17)	$—	$(0.00)	$(0.17)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class A
4/30/2017 (Unaudited)	$—	$11.06	1.43	%[b]*	$174.6	1.05	%**	1.01	%**	3.10	%**	69	%[a]*
10/31/2016	$—	$11.08	5.95%		$290.5	1.18%		1.14%		2.96%		141%[a]
10/31/2015	$—	$10.80	(1.08)%[b]		$360.8	1.17%		1.11%		2.84%		103%[a]
10/31/2014	$0.00	$11.33	4.89%[c]		$310.3	1.19%		1.10%		3.28%		124%[a]
10/31/2013	$—	$11.19	1.02%		$311.8	1.21%		1.15%		3.14%		161%[a]
10/31/2012	$—	$11.68	11.39%		$309.1	1.24%		1.15%		3.22%		157%[a]
Class C
4/30/2017 (Unaudited)	$—	$11.05	1.17	%[b]*	$161.5	1.78	%**	1.71	%**	2.43	%**	69	%[a]*
10/31/2016	$—	$11.06	5.13%		$183.9	1.91%		1.84%		2.45%		141%[a]
10/31/2015	$—	$10.79	(1.77)%[b]		$202.9	1.91%		1.81%		2.14%		103%[a]
10/31/2014	$0.00	$11.32	4.07%[c]		$184.5	1.93%		1.80%		2.58%		124%[a]
10/31/2013	$—	$11.19	0.40%		$191.7	1.94%		1.85%		2.45%		161%[a]
10/31/2012	$—	$11.67	10.62%		$184.8	1.97%		1.85%		2.52%		157%[a]
Class R6
4/30/2017 (Unaudited)	$—	$11.04	1.67	%[b]*	$206.9	0.58	%**	0.54	%**	3.61	%**	69	%[a]*
10/31/2016	$—	$11.06	6.36%		$206.5	0.71%		0.67%		3.43%		141%[a]
10/31/2015	$—	$10.79	(0.62)%[b]		$230.9	0.71%		0.64%		3.32%		103%[a]
10/31/2014	$0.00	$11.32	5.39%[c]		$149.4	0.72%		0.63%		3.69%		124%[a]
Period from 3/15/2013^ to 10/31/2013	$—	$11.18	0.09	%*	$17.5	0.77	%**	0.68	%**	3.70	%**	161	%a^^*
Unconstrained Bond Fund
Institutional Class
4/30/2017 (Unaudited)	$—	$9.27	1.82	%[b]*	$11.9	1.53	%**	0.69	%**	2.38	%**	49	%[a]*
10/31/2016	$—	$9.18	0.79%		$4.7	1.24%		0.66%		3.01%		50%[a]
10/31/2015	$—	$9.38	(2.28)%		$189.1	1.27%		0.67%		2.80%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.88	%*	$23.1	2.22	%‡**	0.84	%‡**	2.94	%‡**	118	%*
Class A
4/30/2017 (Unaudited)	$—	$9.26	1.64	%[b]*	$0.5	1.94	%**	1.06	%**	2.03	%**	49	%[a]*
10/31/2016	$—	$9.17	0.41%		$0.6	1.61%		1.03%		2.48%		50%[a]
10/31/2015	$—	$9.37	(2.74)%		$0.1	1.76%		1.14%		2.73%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.61	%*	$7.1	2.62	%‡**	1.20	%‡**	2.57	%‡**	118	%*

Financial Highlights (Unaudited) (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Unconstrained Bond Fund (cont'd)
Class C
4/30/2017 (Unaudited)	$9.18	$0.06	@	$0.06	$0.12	$(0.03)	$—	$—	$(0.03)
10/31/2016	$9.38	$0.17	@	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	@	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.13	@	$(0.12)	$0.01	$(0.12)	$—	$(0.00)	$(0.12)
Class R6
4/30/2017 (Unaudited)	$9.19	$0.11	@	$0.06	$0.17	$(0.08)	$—	$—	$(0.08)
10/31/2016	$9.38	$0.25	@	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	@	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Period from 2/13/2014^ to 10/31/2014	$10.00	$0.21	@	$(0.12)	$0.09	$(0.20)	$—	$(0.00)	$(0.20)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Unconstrained Bond Fund (cont'd)
Class C
4/30/2017 (Unaudited)	$—	$9.27	1.26	%[b]*	$0.0	2.72	%**	1.81	%**	1.28	%**	49	%[a]*
10/31/2016	$—	$9.18	(0.34)%		$0.0	2.40%		1.78%		1.86%		50%[a]
10/31/2015	$—	$9.38	(3.36)%		$0.2	2.50%		1.87%		1.96%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.09	%*	$1.0	3.56	%‡**	1.93	%‡**	1.84	%‡**	118	%*
Class R6
4/30/2017 (Unaudited)	$—	$9.28	1.86	%[b]*	$51.3	1.42	%**	0.62	%**	2.46	%**	49	%[a]*
10/31/2016	$—	$9.19	0.97%		$49.7	1.13%		0.59%		2.66%		50%[a]
10/31/2015	$—	$9.38	(2.21)%		$0.2	1.32%		0.70%		3.19%		75%[a]
Period from 2/13/2014^ to 10/31/2014	$—	$9.89	0.92	%*	$7.1	2.18	%‡**	0.77	%‡**	3.00	%‡**	118	%*

Notes to Financial Highlights (Unaudited)

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. Total return would have been the same for each of the respective years if the funds had not received the refund listed in Note G of the Notes to Financial Statements.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

@  Calculated based on the average number of shares outstanding during each fiscal period.

*  Not annualized.

**  Annualized.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended April 30, 2017	Year Ended October 31, 2012
High Income Bond Class C	—	1.84%
High Income Bond Class R3	1.34%	1.33%

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2013 for High Income and Strategic Income (Class R6).

ØØ  Effective after the close of business on March 8, 2013, Management succeeded Glickenhaus & Co., as the Fund's investment manager. The financial highlights for the period ended October 31, 2013 include the income and expenses attributable to the Empire Builder Tax Free Bond Fund prior to March 11, 2013, and the income and expenses of New York Municipal Income thereafter.

ß  New York Municipal Income's fiscal year end changed from February 28 to October 31.

Notes to Financial Highlights (Unaudited) (cont'd)

a  The portfolio turnover rates including mortgage dollar roll transactions were 153%, 222%, 240%, 307%, 346% and 360% for the six months ended April 30 2017 and for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, for Core Bond, 175%, 363%, 357%, 365%, 384% and 329% for the six months ended April 30, 2017 and for the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively, for Strategic Income and 57%, 65% and 86% for the six months ended April 30, 2017 and for the years ended October 31, 2016 and 2015, respectively, for Unconstrained Bond.

b  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the six months ended April 30, 2017.The class action proceeds received in 2016 had no impact on the Funds' total returns for the year ended October 31, 2016.The class action proceeds received in 2015 had no impact on the Funds' total returns for the year ended October 31, 2015.

c  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

d  The voluntary contribution made in 2015 had no impact on the Fund's total returns for the year ended October 31, 2015.

e  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets Six Months Ended April 30, 2017	Ratio of Net Investment Income/(Loss) to Average Net Assets Six Months Ended April 30, 2017
High Income Bond Investor Class	0.84%	5.46%
High Income Bond Institutional Class	0.70%	5.61%
High Income Bond Class A	1.07%	5.24%
High Income Bond Class C	1.81%	4.50%
High Income Bond Class R3	1.37%	4.97%
High Income Bond Class R6	0.61%	5.68%
New York Municipal Income Institutional Class	0.97%	2.31%

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class and Institutional Class Shareholders Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

This page has been left blank intentionally

This page has been left blank intentionally

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 1.877.628.2583. An investor should consider a Fund's investment objectives, risks, fees and expenses, which are described in its prospectus, before investing.

H0314 06/17

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 5, 2017

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 5, 2017